Exhibit 10.17

OFFICE LEASE

BAY CENTER OFFICES

Emeryville, California

BAY CENTER OFFICE, LLC,

as

LANDLORD,

and

IDETIC, INC.,

as

TENANT

i

OFFICE LEASE

Bay Center Offices

Emeryville, California

BASIC LEASE INFORMATION

Lease Date:	April 6, 2005 (for reference purposes only)

Landlord:	Bay Center Office, LLC, a Delaware limited liability company

Tenant:	Idetic, Inc., a Delaware corporation

Premises:	Approximately 23,104 square feet of Rentable Area on the fifth (5th) floor of the Building, which space comprises the entire Rentable Areas of the fifth floor of the Building, as shown on the Floor Plans attached to this Lease as Exhibit A.

Term:	Three (3) years. Tenant shall have an option to extend the Term for one additional term of three (3) years on terms and conditions described in Section 3.2 of the Lease.

Commencement Date	July 16, 2005, or such later date on which Landlord’s Work (as described in the Work Letter attached as Exhibit C to the Lease and the Approved Plan attached as Exhibit C-1 to the Lease) is “substantially completed” as described therein.

Anticipated Commencement Date:	July 16, 2005

Expiration Date:	The date which is three (3) years after the Commencement Date.

Base Rent:

Period	Monthly Installment of Base Rent		Monthly Rental Rate per Rentable Square Foot
Months 1 through 12	$27,835.56	*	$2.32	*
Months 13 through 24	$42,870.76	**	$1.86	**
Months 25 through 36	$44,025.96	**	$1.91	**

*	based on Rentable Area of 12,000 square feet
**	based on Rentable Area of 23,104 square feet

Base Year:	2005

Tenant’s Percentage Share:	18.87%

Permitted Use:	General office and administrative use.

Security Deposit:	The initial amount of the Security Deposit shall be Three Hundred Eight Thousand One Hundred Eighty Two Dollars ($308,182.00), which amount equals the amount of Tenant’s Base Rent obligation for the seven months immediately preceding the Expiration Date of the Lease, subject to reduction as described in Section 26.4 of the Lease.

Parking/Number of Minimum Spaces:	3.3 unassigned parking stalls for each 1,000 square feet of Rentable Area of the Premises, on terms and conditions described in Article 30 of the Lease

Tenant’s Address:	Before the Commencement Date:

Idetic, Inc. 2855 Telegraph Avenue, #510 Berkeley, CA 94705 Attn: Phillip Alvelda, CEO Following the Commencement Date: Idetic, Inc. 6425 Christie Avenue 5th floor Emeryville, CA

Landlord’s Address:	Bay Center Office, LLC c/o TMG Partners 100 Bush Street, 26th Floor San Francisco, CA 94104 Attn: Lynn Tolin

Brokers:

Landlord’s Broker:	Colliers International

Tenant’s Broker:	CM Realty, Inc.

Exhibits and Addenda:

Exhibit A:	Floor Plan(s) of Premises
Exhibit B:	Description of the Land
Exhibit C:	Work Letter
Exhibit C-1	Approved Plan
Exhibit D:	Rules and Regulations of the Project
Exhibit E:	Confirmation of Term

OFFICE LEASE

THIS LEASE is made and entered into by and between Landlord and Tenant as of the Lease Date. Landlord and Tenant hereby agree as follows:

1.	Definitions.

1.1    Terms Defined. The following terms have the meanings set forth below. Certain other terms have the meanings set forth in the Basic Lease Information or elsewhere in this Lease.

Alterations: Alterations, additions or other improvements to the Premises made by or on behalf of Tenant (but not including the alterations, additions or other improvements, if any, made by or on behalf of Tenant during the initial improvement of the Premises pursuant to and governed by the provisions of the Work Letter attached hereto as Exhibit C).

Base Building: The structural portions of the Building (including exterior walls and windows, roof, foundation, floor slabs and core of the Building), all Building systems, including, without limitation, elevator, plumbing, heating, electrical, security, life safety and power (except that with respect to plumbing systems, Base Building means only the portion of the Building plumbing system providing service to the Premises and not such portion located within the Premises, and with respect to electrical systems, Base Building means only the portion of the Building electrical system providing service to the Premises and not such portion-located within the Premises) and excepting therefrom also the following: any special or supplemental systems (including air-conditioning systems), and equipment used in connection therewith, and non-Building standard lighting and electrical wiring, installed specifically for Tenant or any other tenants.

Base Operating Expenses and Base Real Estate Taxes: The Operating Expenses and the Real Estate Taxes allocable to the Base Year, including for purposes of the Real Estate Taxes, any reduction in Real Estate Taxes obtained by Landlord after the date hereof as a result of a commonly called Proposition 8 application.

Building: The office building consisting of a five-story office tower located on the Land, and commonly known as 6425 Christie Avenue, Emeryville, California.

Environmental Laws: All Requirements relating to the environment, health and safety, or the use, generation, handling, emission, release, discharge, storage or disposal of Hazardous Materials.

Escalation Rent: Tenant’s Percentage Share of the total dollar increase, if any, in Operating Expenses and in Real Estate Taxes, allocable to each calendar year, or part thereof, after the Base Year, over the amount of Base Operating Expenses and Base Real Estate Taxes. If the Building or the Project is less than one hundred percent (100%) occupied during any part of any year (including the Base Year), Landlord shall make an appropriate adjustment of the variable components of Operating Expenses and Real Estate Taxes for that year, as reasonably determined by Landlord using sound accounting and management principles, to determine the amount of Operating Expenses and Real Estate Taxes that would have been incurred during such year if the Building (or the Project, as the case may be) had been one hundred percent (100%) occupied during the entire year (and, if applicable, if the tenant improvements in the Building had been fully constructed and the Land, the Building, the Project, and all tenant improvements in the Building and the Project had been fully assessed for Real Estate Tax purposes). This amount shall be considered to have been the amount of Operating Expenses and Real Estate Taxes for that year. For purposes hereof, “variable components” include only those component expenses that are affected by variations in occupancy levels.

Hazardous Materials: Petroleum, asbestos, polychlorinated biphenyls, radioactive materials, radon gas, mold, or any chemical, material or substance now or hereafter defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “pollutants,” “contaminants,” “extremely hazardous waste,” “restricted hazardous waste” or “toxic substances,” or words of similar import, under any Environmental Laws.

Impositions: Taxes, assessments, charges, excises and levies, business taxes, licenses, permits, inspection and other authorization fees, transit development fees, assessments or charges for housing funds, service payments in lieu of taxes and any other fees or charges of any kind at any time levied, assessed, charged or imposed by any federal, state or local entity, (i) upon, measured by or reasonably attributable to the cost or value of Tenant’s equipment, furniture, fixtures or other personal property located in the Premises, or the cost or value of any alterations, additions or other improvements to the Premises made by or on behalf of Tenant (excepting only the value of any alterations, additions or other improvements to the Premises made during the initial improvement of the Premises pursuant to and governed by the Work Letter but including any subsequent Alterations); (ii) upon, or measured by, any Rent payable hereunder, including any gross receipts tax; (iii) upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; (iv) upon this Lease transaction, or any document to which Tenant is a party creating or transferring any interest or estate in the Premises; or (v) to the extent not included in Operating Expenses, costs, fees and other expenses required by the City of Emeryville to be paid by Tenant as an employer, tenant, occupant or user of the Premises or the Project (rather than by Landlord as owner of the Project) in connection with the provision of local transportation services (A) as provided in the Owner Participation Agreement, as amended, applicable to the Project, or (B) as otherwise required by the City of Emeryville. Impositions do not include Real Estate Taxes, franchise, transfer, inheritance or capital stock taxes, or income taxes measured by the net income of Landlord from all sources, unless any such taxes are levied or assessed against Landlord as a substitute for, in whole or in part, any Imposition.

Land: The parcel of land described on Exhibit B attached to this Lease.

Lease Year: Each consecutive twelve (12) month period during the Term of this Lease, provided that the last Lease Year shall end on the Expiration Date.

Major Alterations: Alterations which (i) may materially affect the structural portions of the Building, (ii) may materially affect or interfere with the Building roof, walls, elevators, heating, ventilating, air conditioning, electrical, plumbing, telecommunications, security, life-safety or other Building systems, (iii) may materially affect the use and enjoyment by other tenants or occupants of the Building of their premises, (iv) may be visible from outside the Premises, (v) utilize materials or equipment which are materially inconsistent with Landlord’s standard building materials and equipment for the Building, (vi) result in the imposition on Landlord of any requirement to make any alterations or improvements to any portion of the Building (including handicap access and life safety requirements) in order to comply with Requirements, or (vii) increase the cost to clean, maintain or repair, or increase the cost to relet, the Premises.

Minor Alterations: Alterations (i) that are not Major Alterations, (ii) that do not require the issuance of a building or other governmental permit, authorization or approval, (iii) that do not require work to be performed outside the Premises in order to comply with Requirements, and (iv) the cost of which does not exceed Twenty Five Thousand Dollars ($25,000.00) in any one instance.

Operating Expenses: All costs of management, ownership, operation, maintenance, repair and replacement of the Project, including, but not limited to, the following: (i) salaries, wages, benefits and other payroll expenses of employees engaged in the operation, maintenance or repair of the Project; (ii) property management fees and expenses; (iii) rent (or rental value) and expenses for Landlord’s and any property manager’s offices in the Project; (iv) electricity, natural gas, water, waste disposal, sewer, heating, lighting, air conditioning and . ventilating and other utilities; (v) janitorial, maintenance, security, life safety and other services, such as alarm service, window cleaning and elevator maintenance and uniforms for personnel providing services; (vi) repair and replacement, resurfacing or repaving of paved areas, sidewalks, curbs and gutters (except that any such work which constitutes a Capital Item (as defined below) shall be included in Operating Expenses only in the manner provided in clause (xv) below); (vii) landscaping, ground keeping, management, operation, and maintenance and repair of all public, private and park areas adjacent to the Building; (viii) materials, supplies, tools and rental equipment; (ix) license, permit and inspection fees and costs; (x) insurance premiums and costs (including an imputed insurance premium if Landlord self-insures, or a proportionate share if Landlord insures under a “blanket” policy), and the deductible portion of any insured loss under Landlord’s insurance; (xi) sales, use and excise taxes; (xii) legal, accounting and other professional services for the Project, including costs, fees and expenses of contesting the validity or applicability of any Requirement relating to the Building; (xiii) all assessments and other amounts payable to EmeryBay Commercial Association and any similar entity in connection with the use of the Covered Parking Area; (xiv) depreciation on personal property, including exterior window draperies provided by Landlord and floor coverings in the common areas and other public portions of the Project, and/or rental costs of leased furniture, fixtures, and equipment; (xv) the cost of any capital improvements or other Capital Items with respect to the Building or to the Project made at any time that are intended in Landlord’s reasonable judgment as cost-saving or labor-saving devices, or to reduce or eliminate other Operating Expenses or to effect other economies in the operation, maintenance, or management of the Building or the Project, or that are necessary or appropriate in Landlord’s judgment for the health and safety of occupants of the Building or the Project, or that are required under any

Requirements which were not applicable to the Building or the Project as of the date of this Lease, all amortized over such reasonable period as Landlord shall determine at an interest rate of ten percent (10%) per annum, or, if applicable, the rate paid by Landlord on funds borrowed for the purpose of constructing or installing such capital improvements or other Capital Items; (xvi) all costs and expenses incurred in connection with monitoring the level of methane gas at or about the Project; and (xvii) costs, fees and other expenses incurred in connection with providing transportation services as provided by the Owner Participation Agreement, as amended, affecting the Project.

Notwithstanding the foregoing, Operating Expenses shall not include:

(A) Real Estate Taxes (which are separately defined below);

(B) legal fees, brokers’ commissions or other costs incurred in the negotiation, termination, or extension of leases or in proceedings involving a specific tenant;

(C) depreciation, except as set forth above;

(D) interest, amortization or other payments on loans to Landlord except as a component of amortization as set forth above;

(E) the cost of capital improvements or other Capital Items, except as set forth in clause (xv) above;

(F) any ground lease rental;

(G) costs incurred by Landlord for the repair of damage to the Building to the extent that Landlord is reimbursed by insurance or condemnation proceeds or by tenants, warrantors or other third persons;

(H) marketing costs including leasing commissions, attorney’s fees in connection with the negotiation and preparation of letters, deal memos, letter of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building;

(I) except as permitted in this Lease, costs of a capital nature, including without limitation, capital improvements, capital replacements, capital repairs, capital equipment and capital tools, all as determined in accordance with generally accepted accounting principles consistently applied or otherwise (“Capital Items”);

(J) interest, principal, points and fees on debt or amortization on any mortgage, deed of trust or other debt encumbering the Building or the Project;

(K) costs, including permit, license and inspection costs, incurred with respect to the installation of Tenant or other occupants’ improvements made for tenants or other occupants in the Building (including the original tenant improvements for the Premises), or incurred in renovating or otherwise improving, decorating painting or redecorating space used exclusively by tenants or other occupants of the Building, including space planning and interior design costs and fees;

(L) attorney’s fees and other costs and expenses incurred in connection with negotiations or disputes with present or prospective tenants or other occupants of the Building or attorney’s fees and other costs and expenses in, settlement, judgments incurred in connection with potential or actual claims pertaining to Landlord, the Building or the Project; provided, however, that Operating Expenses shall include those attorneys’ fees and other costs and expenses incurred in connection with disputes or claims relating to items of Operating Expenses, enforcement of rules and regulations of the Building, and such other matters relating to the maintenance of standards required of Landlord under the Lease may be included in Operating Expenses;

(M) expenses in connection with services or other benefits which are not offered to Tenant, or for which Tenant is charged for directly but which are provided to other tenants or occupants of the Building who are not directly charged therefor ;

(N) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services provided to the Building to the extent the same exceeds the costs that would generally be charged for such goods and/or services if rendered on a competitive basis, based upon a standard of comparable buildings by unaffiliated third parties capable of providing such services; provided, however, that nothing in this subparagraph shall restrict Landlord’s right to employ an affiliate of Landlord to manage the Project, to pay such affiliate administrative, management fee and other compensation and to include such aggregate amount in Operating Expenses;

(O) costs of Landlord’s general corporate overhead;

(P) all items and services for which Tenant or any other tenant in the Building reimburses Landlord (other than through Operating Expense pass-through provisions);

(Q) electric power costs for which any tenant directly contracts with the local public service company;

(R) Landlord’s charitable or political contributions;

(S) rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a capital improvement which is specifically excluded above, excluding, however, equipment not affixed to the Building which is used in providing janitorial or similar services;

(T) advertising and promotional expenditures;

(U) tax penalties incurred as a result of Landlord’s negligence, inability or unwillingness to make payments and/or to file any income tax or informational returns when due;

(V) the cost of any abatement or remediation of Hazardous Materials that Landlord is required by law to undertake as of the Commencement Date; provided, however, Operating Expenses may include the costs attributable to those actions taken by Landlord in connection with the ordinary operation and maintenance of the Project, including the monitoring of methane gas as set forth in clause (xvi) above;

(W) costs associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Building or the Project, including accounting and legal matters for such entity and not for the Building or Project, costs of defending any lawsuits between Landlord and any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord’s interest in the Building, or costs of any disputes between Landlord and its employees (if any) not engaged in Building or Project operation, disputes of Landlord with Building management;

(X) costs of signs in or on the Building (other than building directory signs) identifying the owner of the Building or other Tenant’s signs; and

(Y) costs of correcting non-compliance with Requirements that were applicable to the Project or the Building on or before the date of this Lease.

Subject to the provisions of this definition, the determination of Operating Expenses shall otherwise be made by Landlord in accordance with generally accepted accounting principles and practices consistently applied. The term “Operating Expenses” shall include the following (without duplication): (i) 100% of Operating Expenses, as defined above, paid or incurred with respect to the Building; and (ii) an allocable share of Operating Expenses that pertain to the common areas (including parking areas) of the Project in general as reasonably and equitably determined by Landlord.

Other Buildings: The two other office buildings located on the Land.

Project: The Land, the Building (including, without limitation, the Base Building), the Other Buildings, the surface parking lot behind the Building and the Other Buildings, landscaping, paved walkways, driveways and all other improvements at any time located on the Land, and all appurtenances related thereto, and the ground floor of the enclosed parking facility adjacent to the Land (the “Covered Parking Area”) and all ground level common area associated with the Covered Parking Area, together with ingress thereto and egress therefrom. The Project is sometimes referred to as “Bay Center” or “Bay Center Offices”.

Real Estate Taxes: All taxes, assessments and charges now or hereafter levied or assessed upon, or with respect to, the Building, the Project or any portion thereof, or any personal property of Landlord used in the operation thereof or located therein, or Landlord’s interest in the Building, the Project or such personal property, by any federal, state or local entity, including: (i) all real property taxes and general and special assessments; (ii) charges, fees or assessments for transit, housing, day care, open space, art, police, fire or other governmental services or benefits to the Building or the Project; (iii) service payments in lieu of taxes; (iv) any tax, fee or excise on the use or occupancy of any part of the Building or the Project, or on rent for space in the Building or the Project; (v) any other tax, fee or excise, however described, that may be levied or assessed as a substitute for, or as an addition to, in whole or in part, any other Real Estate Taxes; and (vi) reasonable fees and expenses, including those of consultants or attorneys, incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes. Real Estate Taxes do not include: (A) franchise, inheritance or capital stock taxes, or income taxes measured by the net income of Landlord from all sources, unless any such taxes are levied or assessed against Landlord as a substitute for, in whole or in part, any Real Estate Tax; (B) Impositions and all similar amounts payable by tenants of the Building or the Project under their leases; and (C) penalties, fines, interest or charges due for late payment of Real Estate Taxes by Landlord. If any Real Estate Taxes are payable, or may at the option of the taxpayer be paid, in installments, such Real Estate Taxes shall, together with any interest that would otherwise be payable with such installment, be deemed to have been paid in installments, amortized over the maximum time period allowed by applicable law.

Rent: Base Rent, Escalation Rent and all other additional charges and amounts payable by Tenant in accordance with this Lease.

Requirements: All laws, including Environmental Laws, ordinances, rules, regulations, orders, decrees, permits, and requirements of courts and governmental authorities now or hereafter in effect, including the Americans With Disabilities Act (42 U.S.C. § 12101 et seq.) and Title 24 of the California Code of Regulations and all regulations and guidelines promulgated thereunder; the provisions of any insurance policy carried by Landlord or Tenant on any portion of the Project, or any property therein; the requirements of any independent board of fire underwriters; any directive or certificate of occupancy issued pursuant to any law by any public officer or officers applicable to the Building; the provisions of all recorded documents affecting any portion of the Building, as any such document may be amended from time to time; and all life safety programs, procedures and rules from time to time or at any time implemented or promulgated by Landlord.

Tenant Parties: Tenant and Tenant’s employees, agents, contractors, licensees, invitees, representatives, officers, directors, shareholders, partners, and members.

Tenant’s Percentage Share: The percentage figure specified in the Basic Lease Information. Landlord and Tenant acknowledge that Tenant’s Percentage Share has been obtained by dividing the Rentable Area of the Premises, as specified in the Basic Lease Information by the total Rentable Area of the Building, and multiplying such quotient by one hundred (100). In the event Tenant’s Percentage Share is changed during a calendar year by reason of a change in the Rentable Area of the Premises or a change in the total Rentable Area of the Building, Tenant’s Percentage Share shall thereafter mean the result obtained by dividing the then Rentable Area of the Premises by the then total Rentable Area of the Building and multiplying such quotient by one hundred (100). For the purposes of determining Tenant’s Percentage Share of Escalation Rent, Tenant’s Percentage Share shall be determined on the basis of the number of days during such calendar year at each such Percentage Share.

Term: The period from the Commencement Date to the Expiration Date.

Wattage Allowance: The product obtained by multiplying the Rentable Area of the Premises by 0.6518 KWH per month, exclusive of HVAC (as defined below). “Lighting Wattage Allowance” is the product obtained by multiplying the Rentable Area of the Premises by 0.39 KWH per month.

1.2    Basic Lease Information. The Basic Lease Information is incorporated into and made a part of the Lease. Each reference in the Lease to any Basic Lease Information shall mean the applicable information set forth in the Basic Lease Information, except that in the event of any conflict between an item in the Basic Lease Information and the Lease, the Lease shall control.

1.3    Certain Defined Terms. The parties acknowledge that the Rentable Area of the Premises and the Building have been finally determined by the parties as part of this Lease for all purposes, including the calculation of Tenant’s Percentage Share and will not, except as otherwise provided in this Lease, be changed.

2.	Lease of Premises.

2.1    Premises. Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the non-exclusive right to use, in common with others, the lobbies, entrances, stairs, elevators, plazas, pedestrian walkways, restrooms, and other public portions of the Building and any exterior common areas in the Project, all subject to the terms, covenants and conditions set forth in this Lease. All the windows and exterior walls of the Premises, the terraces adjacent to the Premises, if any, and any space in the Premises used for shafts, columns, projections, stacks, pipes, conduits, ducts, electric utilities, sinks or other Building facilities and any non-public portions of the Building (such as the roof), and the use thereof and access thereto through the Premises for the purposes of management, operation, maintenance and repairs, are reserved to Landlord, except as otherwise described in Section 2.2 below.

2.2	Rooftop Equipment.

2.2.1    License to Use Rooftop. Subject to Tenant’s compliance, at Tenant’s sole cost and expense, with all applicable Requirements, and subject to Tenant obtaining Landlord’s prior written consent, which shall not be unreasonably conditioned, delayed or withheld, Tenant shall have the right to obtain a license, exercisable by delivery of written notice to Landlord, to install and operate, at Tenant’s sole cost and expense, certain non-revenue producing rooftop equipment to be described further by Tenant and to be approved by Landlord (“Rooftop Equipment”) to service Tenant’s business in the Premises, in a location on the roof of the Building (the “Roof’) reasonably determined by Tenant and reasonably acceptable to Landlord. Tenant shall be solely responsible for the installation, insurance, maintenance and repair of the Rooftop Equipment and the repair of any damage to the roof of the Building caused by Tenant’s use, installation or maintenance of the Rooftop Equipment. The Rooftop Equipment shall be of reasonable size and design so as not to materially and adversely affect the Building structure, loading, systems or aesthetics. Tenant’s use and installation of the Rooftop Equipment shall not interfere with the use of antennas, satellite dishes or other rooftop equipment by other tenants of the Building. The Rooftop Equipment may be installed only after the acquisition by Tenant of all appropriate governmental permits, consents and licenses. The provisions of this

Lease regarding Alterations shall apply as if the installation of the Rooftop Equipment were a Major Alteration.

2.2.2    Rights of Others. Tenant acknowledges and agrees that Landlord has previously granted others rights to use the Roof or other areas of the Building or the Project for antennas or other equipment for the reception or transmission of data or other signals, and that the rights granted to Tenant pursuant to the license described herein are expressly subject and subordinate to the rights previously granted to others, whether or not such others have exercised such rights as of the date of the Lease, and the Rooftop Equipment shall not interfere with any antennas and equipment now or hereafter installed pursuant to any such rights on the Roof or at the Project. Tenant further acknowledges and agrees that Landlord shall have the right hereafter to grant rights to third parties to use the Roof or other space at the Building or Project for, among other things, antennas or other devices for the reception or transmission of communication, data or other signals.

2.2.3    Interference. Without limiting the generality of any other provision hereof, Tenant agrees that the installation, maintenance and operation of the Rooftop Equipment shall not cause any electrical, electromagnetic, radio frequency or other interference. If, in the sole reasonable judgment of Landlord, any electrical, electromagnetic, radio frequency or other interference shall result from the operation of any of Tenant’s Rooftop Equipment, Tenant agrees that Landlord may, at Landlord’s option, shut down Tenant’s equipment upon not less than four (4) hours prior verbal notice to Tenant; provided, however that if an emergency situation exists, which Landlord reasonably determines in its sole discretion to be attributable to Tenant’s equipment, Landlord may immediately notify Tenant verbally, who shall act immediately to remedy the emergency situation. Should Tenant fail to so remedy said emergency situation, Landlord may then act to shut down Tenant’s Rooftop Equipment. Tenant shall indemnify and defend Landlord and hold it harmless from all expenses, costs, damages, loss, claims or other liabilities arising out of said shutdown. Tenant agrees to cease operations with regard to satellite dish reception (except for intermittent testing on a schedule approved by Landlord) until the interference has been corrected to the satisfaction of Landlord. If such interference has not been corrected within sixty (60) days, Landlord may, at its sole option, either terminate the license described herein, or may require that Tenant immediately remove from the Roof the specific item of Rooftop Equipment causing such interference.

3.	Term; Condition and Acceptance of Premises.

3.1	Initial Term and Acceptance of Premises.

3.1.1    Initial Term. Except as hereinafter provided, and unless sooner terminated or extended pursuant to the provisions of this Lease, the Term of this Lease shall commence on the Commencement Date and end on the Expiration Date. Tenant shall be permitted to access the Premises at least fourteen (14) days prior to the Commencement Date for the purpose of installation of Tenant’s fixtures, furniture, equipment and cabling and otherwise to prepare the Premises for Tenant’s occupancy provided that (a) Tenant shall do so upon all of the terms and conditions of this Lease (including, without limitation, its obligations with respect to insurance and indemnification, and excluding only the obligation to pay Rent during any such period), (b) Tenant shall give Landlord reasonable advance notice of the dates on which Tenant requests such access, and (c) Tenant shall not interfere with or delay the completion of the work described in Exhibit C attached hereto.

3.1.2    Condition of Premises. Except as provided in this Section 3.1.2 and except as described in Exhibit C attached hereto and incorporated herein by reference (the “Work Letter”), Tenant agrees to accept the Premises in their “as-is” condition, without any representations or warranties by Landlord, and with no obligation of Landlord to make any alterations or improvements to the Premises or to provide any tenant improvement allowance; excepting the work described in Exhibit C (“Landlord’s Work”), which shall be “substantially complete” prior to delivery of possession of the Premises to Tenant. “Substantially complete” shall mean that Landlord’s Work has been completed except for mechanical adjustments and items of the type customarily found on an architectural punch-list, the correction or completion of which will not substantially interfere with Tenant’s occupancy and use of the Premises, and issuance of a Temporary Certificate of Occupancy. Landlord shall exercise commercially reasonable efforts (without any obligation to engage overtime labor or commence any litigation) to deliver possession of the Premises to Tenant in the condition specified in this Section 3.1 on or before the Anticipated Commencement Date. If Landlord, for any reason whatsoever, cannot deliver possession of the Premises to Tenant in the condition specified in this Section 3.1 on or before the Anticipated Commencement Date, this Lease shall not be void or voidable and Landlord shall not be in default or liable to Tenant for any loss or damage resulting therefrom; provided, however, if Landlord is unable to deliver possession of the Premises within ninety (90) days after the Anticipated Commencement Date as a result of delays attributable to Landlord (as opposed to Tenant) in constructing the tenant improvements described in the. Work Letter, then Tenant may terminate this Lease by written notice to Landlord given within five (5) days after the end of such ninety (90) day period. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair, except for latent defects. No delay in delivery of the Premises for any reason whatsoever shall operate to extend the Expiration Date or the Term. In the event that the Premises are delivered to Tenant on any date other than the Anticipated Commencement Date set forth in the Basic Lease Information of this Lease, Landlord and Tenant shall execute a Confirmation of Term in the form as set forth in Exhibit E attached to this Lease. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the suitability of the Premises or the Building for the conduct of Tenant’s business.

3.2	Option to Extend.

3.2.1    Exercise of Option to Extend Term. If (i) Tenant has not been in default beyond the applicable notice and cure periods during the one (1) year period preceding the date that Tenant exercises its Extension Option (as defined below) and (ii) Tenant is not in default beyond applicable notice and cure periods during the period beginning on the date that Tenant exercises its Extension Option and continuing until the day which precedes the commencement of the Extended Term, Tenant shall have one (1) option (the “Extension Option”) to extend the initial Term for an additional period of three (3) years (the “Extended Term”). To exercise Tenant’s option with respect to the Extended Term, Tenant shall give notice to Landlord not more than twelve (12) months and not less than seven (7) months prior to the expiration of the initial Term (“Election Notice”).

3.2.2    Fair Market Rent. If Tenant properly and timely exercises Tenant’s Extension Option pursuant to Section 3.2.1 above, the Extended Term shall be upon all of the same terms, covenants and conditions of this Lease; provided, however, that the Base Rent applicable to the Premises for the Extended Term shall be one hundred percent (100%) of the “Fair Market Rent” for space comparable to the Premises as of the commencement of the Extended Term (but in no event less than Base Rent for the last month of the initial Term). “Fair Market Rent” shall mean the annual rental being charged for space comparable to the Premises in buildings comparable to the Building located in Emeryville, California, taking into account location, condition, existing improvements to the space, and any improvements to be made to the Premises in connection with the Extended Term. Unless otherwise agreed in writing by Landlord and Tenant, with respect to the Extended Term, Tenant shall pay all leasing commissions and consulting fees payable to any broker or consultant that arise out of a contractual relationship between Tenant and such broker or consultant, and Landlord shall pay any leasing commissions or consulting fees payable to any broker or consultant that arise out of a contractual relationship between Landlord and a broker or consultant, and such payment or lack thereof shall be taken into consideration in determining the Fair Market Rent for the Extended Term.

3.2.3    Determination of Rent. Within forty-five (45) days after the date of the Election Notice, Landlord and Tenant shall negotiate in good faith in an attempt to determine Fair Market Rent for the Extended Term. If they are unable to agree within said fortyfive (45) day period, then the Fair Market Rent shall be determined as provided in Section 3.2.5 below.

3.2.4    Appraisal. If it becomes necessary to determine the Fair Market Rent for the Premises by appraisal, the real estate appraiser(s) indicated in this Section 3.2.4, each of whom shall be members of the American Institute of Real Estate Appraisers and each of whom have at least five (5) years experience appraising office space located in the vicinity of the Premises, shall be appointed and shall act in accordance with the following procedures:

If the parties are unable to agree on the Fair Market Rent within the allowed time, either party may demand an appraisal by giving written notice to the other party, which demand to be effective must state the name, address and qualifications of an appraiser selected by the party demanding the appraisal (“Notifying Party”). Within ten (10) days following the Notifying Party’s appraisal demand, the other party (“Non-Notifying Party”) shall either approve the appraiser selected by the Notifying Party or select a second properly qualified appraiser by giving written notice of the name, address and qualification of said appraiser to the Notifying Party. If the Non-Notifying Party fails to select an appraiser within the ten (10) day period, the appraiser selected by the Notifying Party shall be deemed selected by both parties and no other appraiser shall be selected. If two (2) appraisers are selected, they shall select a third appropriately qualified appraiser within ten (10) days of selection of the second appraiser. If the two (2) appraisers fail to select a third qualified appraiser, the third appraiser shall be appointed by the then presiding judge of the county where the Premises are located upon application by either party.

If only one appraiser is selected, that appraiser shall notify the parties in simple letter form of its determination of the Fair Market Rent for the Premises within fifteen (15) days following his or her selection, which appraisal shall be conclusively determinative and binding on the parties as the appraised Fair Market Rent.

If multiple appraisers are selected, the appraisers shall meet not later than ten (10) days following the selection of the last appraiser. At such meeting, the appraisers shall attempt to determine the Fair Market Rent for the Premises as of the commencement date of the Extended Term by the agreement of at least two (2) of the appraisers.

If two (2) or more of the appraisers agree on the Fair Market Rent for the Premises at the initial meeting, such agreement shall be determinative and binding upon the parties hereto and the agreeing appraisers shall forthwith notify both Landlord and Tenant of the amount set by such agreement. If multiple appraisers are selected and two (2) appraisers are unable to agree on the Fair Market Rent for the Premises, each appraiser shall submit to Landlord and Tenant his or her respective independent appraisal of the Fair Market Rent for the Premises, in simple letter form, within fifteen (15) days following appointment of the final appraiser. The parties shall then determine the Fair Market Rent for the Premises by averaging the appraisals; provided that any high or low appraisal, differing from the middle appraisal by more than ten percent (10%) of the middle appraisal, shall be disregarded in calculating the average.

If only one (1) appraiser is selected, then each party shall pay one-half (1/2) of the fees and expenses of that appraiser. If three (3) appraisers are selected, each party shall bear the fees and expenses of the appraiser it selects and one-half (l/2) of the fees and expenses of the third appraiser.

3.2.5    Restriction on Assignment. The Extension Option shall be personal to Idetic, Inc., a Delaware corporation, and any Related Entity (as defined in Section 17.9 below) of Idetic, Inc., a Delaware corporation, and shall terminate upon any assignment of this Lease or any sublease of the Premises.

3.2.6    Amendment to Lease. Immediately after the Fair Market Rent has been determined, the parties shall enter into an amendment to this Lease setting forth the Base Rent for the Extended Term and the new expiration date of the Term of the Lease. All other terms and conditions of the Lease shall remain in full force and effect and shall apply during the Extended Term, except that: (i) there shall be no further option to extend the Term beyond a date that is three (3) years after the expiration of the initial Term, (ii) there shall be no rent concessions, and (iii) there shall be no construction allowance, tenant improvement allowance or similar provisions.

4.	Rent.

4.1    Obligation to Pay Base Rent. Tenant shall pay Base Rent to Landlord, in advance, in equal monthly installments, commencing on or before the Commencement Date, and thereafter on or before the first day of each calendar month during the Term. If the Commencement Date and/or Expiration Date is other than the first day of a calendar month, the installment of Base Rent for the first and/or last fractional month of the Term shall be prorated on the basis of a thirty (30) day month. On full execution of this Lease, Tenant shall pay to Landlord the first month’s Base Rent.

4.2    Manner of Rent Payment. All Rent shall be paid by Tenant without notice, demand, abatement (except as expressly provided otherwise in Sections 8.4, 12.1 and 13.1 of this Lease), deduction or offset, in lawful money of the United States of America, payable to Landlord, at Landlord’s Address as set forth in the Basic Lease Information, or to such other person or at such other place as Landlord may from time to time designate by notice to Tenant.

4.3    Additional Rent. All Rent not characterized as Base Rent or Escalation Rent shall constitute additional rent, and if payable to Landlord shall, unless otherwise specified in this Lease, be due and payable fifteen (15) days after Tenant’s receipt of Landlord’s invoice therefor.

4.4    Late Payment of Rent; Interest. Tenant acknowledges that late payment by Tenant of any Rent will cause Landlord to incur administrative costs not contemplated by this Lease, the exact amount of which are extremely difficult and impracticable to ascertain based on the facts and circumstances pertaining as of the Lease Date. Accordingly, if any Rent is not paid by Tenant when due, then Tenant shall pay to Landlord, with such Rent, a late charge equal to five percent (5%) of such Rent. Any Rent, other than late charges, due Landlord under this Lease, if not paid when due, shall also bear interest from the date due until paid, at the rate of the greater of (i) ten percent (10%) per annum, or (ii) four percent (4%) plus the prime rate (or base rate) reported in the Money Rates column or section of The Wall Street Journal as being the base rate on corporate loans at large U.S. money center commercial banks; provided, however, that if such rate of interest shall exceed the maximum rate allowed by law, the interest rate shall be automatically reduced to the maximum rate of interest permitted by applicable law. The parties acknowledge that such late charge and interest represent a fair and reasonable estimate of the administrative costs and loss of use of funds Landlord will incur by reason of a late Rent payment by Tenant, but Landlord’s acceptance of such late charge and/or interest shall not constitute a waiver of Tenant’s default with respect to such Rent or prevent Landlord from exercising any other rights and remedies provided under this Lease, at law or in equity. Notwithstanding the foregoing, with respect to the first time during the Initial Term that Landlord intends to assess a late charge and interest pursuant to the foregoing, such late charge and interest shall not be payable until five (5) days after the date of written notice from Landlord to Tenant specifying that such amounts are due.

5.      Calculation and Payments of Escalation Rent. During each full or partial calendar year of the Term subsequent to the Base Year, Tenant shall pay to Landlord Escalation Rent to Landlord in accordance with the following procedures:

5.1    Payment of Estimated Escalation Rent. During December of the Base Year and December of each subsequent calendar year, or as soon thereafter as practicable, Landlord shall give Tenant notice of its estimate of Escalation Rent due for the next ensuing calendar year. On or before the first day of each month during such next ensuing calendar year, Tenant shall pay to Landlord in advance, in addition to Base Rent, one-twelfth (1/12th) of such estimated Escalation Rent. In the event such notice is given after December 31st of any year during the Term, (a) Tenant shall continue to pay Escalation Rent on the basis of the prior calendar year’s estimate until the month after such notice is given, (b) subsequent payments by Tenant shall be based on the estimate of Escalation Rent set forth in Landlord’s notice, and (c)

with the first monthly payment of Escalation Rent based on the estimate set forth in Landlord’s notice, Tenant shall also pay the difference, if any, between the amount previously paid for such calendar year and the amount which Tenant would have paid through the month in which such notice is given, based on Landlord’s noticed estimate or, in the alternative, if such amount previously paid by Tenant for such calendar year through the month in which such notice is given exceeds the amount which Tenant would have paid through such month based on Landlord’s noticed estimate, Landlord shall credit such excess amount against the next monthly payments of Escalation Rent due from Tenant. If at any time Landlord reasonably determines that the Escalation Rent for the current calendar year will vary from Landlord’s estimate by more than five percent (5%), Landlord may, by notice to Tenant, revise its estimate for such calendar year, and subsequent payments by Tenant for such calendar year shall be based upon such revised estimate.

5.2    Escalation Rent Statement and Adjustment. Within one hundred twenty (120) days after the close of each calendar year, or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of the actual Escalation Rent for such calendar year, accompanied by a statement prepared by Landlord showing in reasonable detail the Operating Expenses and the Real Estate Taxes comprising the actual Escalation Rent. If Landlord’s statement shows that Tenant owes an amount less than the payments previously made by Tenant for such calendar year, Landlord shall credit the difference first against any sums then owed by Tenant to Landlord and then against the next payment or payments of Rent due Landlord, except that if a credit amount is due Tenant after termination of this Lease, Landlord shall pay to Tenant within fifteen (15) days after delivery of Landlord’s statement therefore any excess remaining after Landlord credits such amount against any sums owed by Tenant to Landlord. If Landlord’s statement shows that Tenant owes an amount more than the payments previously made by Tenant for such calendar year, Tenant shall pay the difference to Landlord within fifteen (15) days after delivery of the statement.

5.3    Proration for Partial Year. If the Commencement Date is other than the first day of a calendar year or if this Lease terminates other than on the last day of a calendar year (other than due to Tenant’s default), the amount of Escalation Rent for such fractional calendar year shall be prorated on a daily basis. Upon such termination, Landlord may, at its option, calculate the adjustment in Escalation Rent prior to the time specified in Section 5.2 above. Tenant’s obligation to pay Escalation Rent, as set forth in Section 5.2, above, shall survive the expiration or termination of this Lease.

6.      Impositions Payable by Tenant. Tenant shall pay all Impositions prior to delinquency. If billed directly to Tenant, Tenant shall pay such Impositions and, upon Landlord’s request, promptly deliver to Landlord evidence of such payments. If any Impositions are billed to Landlord or included in bills to Landlord for Real Estate Taxes or other charges, then Tenant shall pay to Landlord all such amounts within fifteen (15) days after delivery of Landlord’s invoice therefor. If applicable law prohibits Tenant from reimbursing Landlord for an Imposition, but Landlord may lawfully increase the Base Rent to account for Landlord’s payment of such Imposition, the Base Rent payable to Landlord shall be increased to net to Landlord the same return without reimbursement of such Imposition as would have been received by Landlord with reimbursement of such Imposition. Tenant’s obligation to pay Impositions which have accrued and remain unpaid upon the expiration or earlier termination of this Lease shall survive the expiration or earlier termination of this Lease.

7.	Use of Premises.

7.1	Permitted Use. The Premises shall be used solely for the Permitted Use and for no other use or purpose.

7.2    No Violation of Requirements. Tenant shall not do or permit to be done, or bring or keep or permit to be brought or kept, in or about the Premises, or any other portion of the Building or the Project, anything which (i) is prohibited by, will in any way conflict with, or would invalidate any Requirements; or (ii) would cause a cancellation of any insurance policy carried by Landlord or Tenant, or give rise to any defense by an insurer to any claim under any such policy of insurance, or increase the existing rate of or adversely affect any insurance policy carried by Landlord, or subject Landlord to any liability or responsibility for injury to any person or property; or (iii) will in any material or unreasonable way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them. If Tenant does or permits anything to be done which increases the cost of any of Landlord’s insurance, or which results in the need, in Landlord’s reasonable judgment, for additional insurance by Landlord or Tenant with respect to any portion of the Premises, the Building or the Project, then Tenant shall reimburse Landlord, within fifteen (15) days following written demand, for any such additional costs or the costs of such additional insurance, and/or procure such additional insurance at Tenant’s sole cost and expense. Exercise by Landlord of such right to require reimbursement of additional costs (including the costs of procuring of additional insurance) shall not limit or preclude Landlord from prohibiting Tenant’s impermissible use of the Premises or from invoking any other right or remedy available to Landlord under this Lease.

7.3    Compliance with Legal, Insurance and Life Safety Requirements. Except as provided in clauses (i) through (iii) below, Tenant, at its cost and expense, shall promptly comply with all Requirements applicable to Tenant’s use and occupancy of, or business conducted in, the Premises and shall maintain the Premises in compliance with all applicable Requirements. Tenant shall not, however, be required to comply with Requirements requiring Tenant to make structural changes to the Premises or changes or other work to the Base Building unless necessitated, in whole or in part, by (i) Tenant’s particular manner of use or occupancy of the Premises (as distinguished from Tenant’s use and occupancy of the Premises for the Permitted Use in a normal and customary manner), (ii) any acts or omissions of Tenant, its employees, agents, contractors, invitees or licensees, or (iii) any Alterations.

7.4    No Nuisance. Tenant shall not (i) do or permit anything to be done in or about the Premises, or any other portion of the Project, which would materially or unreasonably injure or annoy, or obstruct or interfere with the rights of, Landlord or other occupants of the Project, or others lawfully in or about the Project; (ii) use or allow the Premises to be used in any manner inappropriate for comparable office buildings in Emeryville, California, or for any improper or objectionable purposes; or (iii) cause, maintain or permit any nuisance or waste in, on or about the Premises, or any other portion of the Project.

7.5	Hazardous Materials.

7.5.1    Compliance with Environmental Laws. Without limiting the generality of Section 7.3 above, Tenant and all other Tenant Parties shall at all times comply with all applicable Environmental Laws applicable to any Hazardous Materials brought onto the Project or used or stored thereon by Tenant or any Tenant Parties. Tenant and all other Tenant Parties shall not generate, store, handle, or otherwise use, or allow, the generation, storage, handling, or use of, Hazardous Materials in the Premises or transport the same through the Project, except in accordance with the Rules and Regulations. In the event of a release of any Hazardous Materials caused by, or due to the act or neglect of, Tenant or any other Tenant Parties, Tenant shall immediately notify Landlord and take such remedial actions as Landlord may direct in Landlord’s sole reasonable discretion as necessary or appropriate to abate, remediate and/or clean up the same. If so elected by Landlord by notice to Tenant, Landlord shall take such remedial actions on behalf of Tenant at Tenant’s sole cost and expense. In any event, Landlord shall have the right, without liability or obligation to Tenant, to direct and/or supervise Tenant’s remedial actions and to specify the scope thereof and specifications therefor. Tenant and the other Tenant Parties shall use, handle, store and transport any Hazardous Materials in accordance with applicable Environmental Laws, and shall notify Landlord of any notice of violation of Environmental Laws which it receives from any governmental agency having jurisdiction. In no event shall Landlord be designated as the “generator” on, nor shall Landlord be responsible for preparing, any manifest relating to Hazardous Materials generated or used by Tenant or any other Tenant Parties.

7.5.2    Notice of Hazardous Materials. Landlord knows or has reasonable cause to believe that Hazardous Materials have come to be located on or beneath the Project, as follows. The Project is located on land that originally was part of San Francisco Bay. Landlord has been informed that the Project site was land-filled in the 1950s. The site was later used as a truck terminal. Underground storage tanks were used to store fuel and waste oil. During development of the Project in the late 1980’s, metals, including lead, and various organic compounds including the pesticide DDT and petroleum hydrocarbons, were found in the soil. Methane gas, associated principally with the landfill, was also detected in the soil. Groundwater under the Project was reported to contain organic compounds including petroleum hydrocarbons, together with some heavy metals, phenol and pyrene, and polynuclear aromatic hydrocarbons at low concentrations. Under the supervision of Alameda County environmental regulatory authorities, storage tanks and some soil at the site were removed. Remaining soils containing petroleum hydrocarbons were remediated by aeration or bioremediation, and the entire site (including structures, pavements and landscaped areas) was then “capped” in place as part of Project construction in order to prevent future exposure. Groundwater cleanup was initiated upgradient of the Project, and activities to remove free-product petroleum hydrocarbons from the groundwater beneath the land where the Covered Parking Area is located are ongoing. Methane gas monitors were installed in the Building and the Other Buildings, as well as in the building containing the Covered Parking Area. Reports on the site investigation are available for review at the offices of Landlord’s property manager. This paragraph satisfies California Health & Safety Code § 25359.7

7.6	Special Provisions Relating to The Americans With Disabilities Act of 1990.

7.6.1    Allocation of Responsibility to Landlord. As between Landlord and Tenant, Landlord shall be responsible that the public entrances, stairways, corridors, elevators and elevator lobbies, sidewalks, driveways, and parking areas, and other public areas in the Base Building, comply with the requirements of Title III of the Americans with Disabilities Act of 1990 (42 U.S.C. 12181, et seq., The Provisions Governing Public Accommodations and Services Operated by Private Entities), and all regulations promulgated thereunder, and all amendments, revisions or modifications thereto now or hereafter adopted or in effect in connection therewith (hereinafter collectively referred to as the “ADA”), and to take such actions and make such alterations and improvements as are necessary for such compliance. All costs incurred by Landlord in discharging its responsibilities under this Section 7.6.1 shall be included in Operating Expenses as and to the extent provided in Section 1.1. Landlord shall protect, defend, indemnify and hold Tenant harmless from and against any claim, demand, cause of action, obligation, liability, loss, cost or expense (including reasonable attorneys’ fees) which may be asserted against or incurred by Tenant as a result of Landlord’s failure in any respect to comply with its obligations set forth in this Section 7.6.1. Landlord’s indemnity obligations set forth in the immediately preceding sentence shall survive the expiration or earlier termination of this Lease.

7.6.2    Allocation of Responsibility to Tenant. As between Landlord and Tenant, Tenant, at its sole cost and expense, shall be responsible that the Premises, all Alterations to the Premises, Tenant’s use and occupancy of the Premises, and Tenant’s performance of its obligations under this Lease, comply with the requirements of the ADA, and to take such actions and make such Alterations as are necessary for such compliance; provided, however, that Tenant shall not make any such Alterations except upon Landlord’s prior written consent pursuant to the terms and conditions of this Lease. Tenant shall protect, defend, indemnify and hold Landlord harmless from and against any claim, demand, cause of action, obligation, liability, loss, cost or expense (including reasonable attorneys’ fees) which may be asserted against or incurred by Landlord as a result of Tenant’s failure in any respect to comply with its obligations set forth in this Section 7.6.2. Tenant’s indemnity obligations set forth in the immediately preceding sentence shall survive the expiration or earlier termination of this Lease.

7.6.3    General. Notwithstanding anything in this Lease to the contrary, no act or omission of Landlord, including any approval, consent or acceptance by Landlord or Landlord’s agents, employees or other representatives, shall be deemed an agreement, acknowledgment, warranty, or other representation by Landlord that Tenant has complied with the ADA or that any action, alteration or improvement by Tenant complies or will comply with the ADA or constitutes a waiver by Landlord of Tenant’s obligations to comply with the ADA under this Lease or otherwise. Any failure of Landlord to comply with the obligations of the ADA shall not relieve Tenant from any obligations under this Lease or constitute or be construed as a constructive or other eviction of Tenant or disturbance of Tenant’s use and possession of the Premises.

8.	Building Services.

8.1    Standard Tenant Services. Landlord shall provide the following services on all days (unless otherwise stated below) during the Term, subject to any limitations imposed by governmental rules, regulations and guidelines applicable thereto:

8.1.1    Landlord shall provide heating, ventilation and air conditioning (“HVAC”) when necessary for normal comfort for normal office use in the Premises from 7:00 A.M. to 6:00 P.M. Monday through Friday (collectively, the “Building Hours”), except for the date of observance of New Year’s Day, Martin Luther King Day, Independence Day, Labor Day, Memorial Day, Thanksgiving Day, the day immediately following Thanksgiving Day, Christmas Day and, at Landlord’s discretion, other State of California or nationally recognized legal holidays which are observed by other comparable buildings in the area of Emeryville, California (collectively, the “Holidays”).

8.1.2    Landlord shall cause to be furnished to Tenant electricity up to the Wattage Allowance for lighting and the operation of electrically-powered office equipment. Tenant shall bear the cost of replacement of lamps, starters and ballasts for non Building standard lighting fixtures within the Premises.

8.1.3    Landlord shall provide city water from the regular Building outlets for drinking, lavatory, toilet and break room purposes in the common areas of the Building and in Tenant’s break room, if any.

8.1.4    Landlord shall provide janitorial services to the Premises, except the dates of observance of the Holidays, in and about the Premises and window washing services in a manner consistent with other comparable buildings in the vicinity of the Building. Landlord shall provide nonexclusive, non-attended automatic passenger elevator service during the Building Hours, shall have one elevator available at all other times, including on the Holidays.

8.1.5    Landlord shall provide nonexclusive freight elevator service subject to scheduling by Landlord.

8.1.6    Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

8.2    Overstandard Tenant Use. Tenant shall not, without Landlord’s prior consent, which consent shall not be unreasonably withheld, (i) install in the Premises (A) lighting and equipment, the aggregate average daily power usage of which exceeds the Wattage Allowance, or which requires a voltage above capacities of the existing applicable panel for those circuits that are currently being used for Tenant’s Premises, (B) heat-generating equipment (other than normal office equipment) or lighting other than lights standard for the Building, or (C) supplementary air conditioning facilities, or (ii) permit occupancy levels in excess of one person per one hundred and fifty (150) square feet of Rentable Area. If, pursuant to this Section 8.2, heat-generating equipment (other than normal office equipment) or lighting other than

Building standard lights are installed or used in the Premises, or occupancy levels are greater than set forth above, or if the Premises or fixtures therein are reconfigured by Alterations, and such equipment, lighting, occupancy levels or Premises reconfiguration affects the temperature otherwise maintained by the Building air conditioning system, or if equipment is installed in the Premises which requires a separate temperature-controlled room, Landlord may, at Landlord’s election after notice to Tenant or upon Tenant’s request, install supplementary air conditioning facilities in the Premises, or otherwise modify the ventilating and air conditioning serving the Premises, in order to maintain the temperature otherwise maintained by the Building air conditioning system or to serve such separate temperature-controlled room. Tenant shall pay the cost of any transformers, additional risers, panel boards and other facilities if, when and to the extent required to furnish power for, and all maintenance and service costs of, any supplementary air conditioning facilities or modified ventilating and air conditioning, or for lighting and/or equipment the power usage of which exceeds the standards set forth in this Section 8.2. The capital, maintenance and service costs of such facilities and modifications shall be paid by Tenant as Rent. Landlord, at its election and at Tenant’s expense, may also install and maintain an electric current meter or water meter (together with all necessary wiring and related equipment) at the Premises to measure the power and/or water usage of such lighting, equipment or ventilation and air conditioning equipment, or may otherwise cause such usage to be measured by reasonable methods. If Tenant desires services in additional amounts than set forth in Section 8.1 above, or any other services that are not provided for in this Lease, Tenant shall make a request for such services to Landlord with such advance notice as Landlord may reasonably require. If Tenant desires services at different times than set forth in Section 8.1 above, Tenant shall notify Landlord and Landlord shall provide such after-hours services provided that Tenant shall pay Landlord’s charges for such services within thirty (30) days after Tenant’s receipt of Landlord’s invoice. Electricity shall be charged at Landlord’s actual cost; the initial charge for HVAC service provided by the Building central system shall be a rate of $39.87 per hour per zone (the “HVAC Additional Rate”); the additional charge for lighting services provided by the Building central system shall be at a rate of $6.85 per hour per zone (the “Lighting Additional Rate”); provided, however, Landlord shall have the right from time to time during the Term, to increase the HVAC Additional Rate and the Lighting Additional Rate to reflect increases in Landlord’s actual cost for providing additional HVAC service and lighting service.

8.3    Maintenance of Building. Landlord shall maintain the Building (including the Base Building and portions of the Base Building that are located within the Premises, but excluding all other portions of the Premises) and other areas of the Project (excluding the premises of other tenants) in good order and condition, except for ordinary wear and tear, damage by casualty or condemnation, or uninsured damage occasioned by the act or omission of Tenant or other Tenant Parties, which damage shall be repaired by Landlord at Tenant’s expense. Landlord’s maintenance of, and provision of services to, the Project shall be performed in a manner consistent with that of comparable office buildings in the Emeryville, California area. Landlord shall have the right in connection with its maintenance of the Building and the Project hereunder (i) to change the arrangement and/or location of any amenity, installation or improvement in the public entrances, stairways, corridors, elevators and elevator lobbies, and other public areas in the Building or the Project, and (ii) to utilize portions of the public areas in the Building and the Project from time to time for entertainment, displays, product shows, leasing of kiosks or such other uses that in Landlord’s sole judgment tend to attract the public, so long as such uses do not materially interfere with or impair Tenant’s access to or use or occupancy of the Premises or the parking areas.

8.4    Interruption of Use. Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord’s reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant’s use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant’s business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 8.

Notwithstanding the foregoing, if any interruption in or failure or inability to provide access to the Premises or any of the essential services or utilities described in this Article continues for ten (10) or more consecutive business days after Tenant’s written notice thereof to Landlord, and Tenant is unable to conduct and does not conduct any business in a material portion of the Premises as a result thereof during such ten (10) business day period, then Tenant shall be entitled to an abatement of Base Rent and Escalation Rent, which abatement shall commence as of the eleventh (11th) business day described above and terminate upon the cessation of such interruption, failure or inability, and which abatement shall be based on the portion of the Premises rendered inaccessible or unusable for Tenant’s business by such interruption, failure or inability. The abatement provision set forth above shall be inapplicable to any such interruption, failure or inability that is attributable to (x) damage from fire or other casualty (it being acknowledged that such situation shall be governed by Article 12) or condemnation (it being acknowledged that such situation shall be governed by Article 13), (y) willful misconduct of Tenant or its officers, directors, employees, agents or contractors, or (z) the negligence of Tenant or its officers, directors, employees, agents or contractors, except where Tenant reimburses Landlord for the deductible required under Landlord’s rental loss insurance.

9.      Maintenance of Premises. Tenant shall, at all times during the Term, at Tenant’s cost and expense, keep the Premises (excluding the portions of the Base Building that are located within the Premises) in good condition and repair, except for ordinary wear and tear and damage by casualty or condemnation. Except as may be specifically set forth in this Lease (including the Work Letter), Landlord has no obligation to alter, remodel, improve, repair, decorate or paint the Premises, or any part thereof, or any obligation respecting the condition, maintenance and repair of the Premises or any other portion of the Building. Tenant hereby waives all rights, including those provided in California Civil Code Section 1941 or any successor statute, to make repairs which are Landlord’s obligation under this Lease at the expense of Landlord or to receive any setoff or abatement of Rent or in lieu thereof to vacate the Premises or terminate this Lease.

10.    Alterations to Premises. All Alterations shall be made in accordance with the Building-standard procedures, specifications, and details (including the standard for construction and quality of materials in the Project) as then established by Landlord, all applicable Requirements, and the provisions of this Article 10.

10.1  Landlord Consent; Procedure. Tenant shall not make or permit to be made any Alterations without Landlord’s prior written consent, which as to any Major Alterations shall not be unreasonably conditioned, withheld or delayed.

10.2  General Requirements.

10.2.1    All Alterations shall be designed and performed by Tenant at Tenant’s cost and expense; provided, however, that if any Alterations require work to be performed outside the Premises, Landlord may elect to perform such work at Tenant’s expense.

10.2.2    All Alterations shall be performed only by contractors, engineers or architects approved by Landlord, and shall be made in accordance with complete and detailed architectural, mechanical and engineering plans and specifications approved in writing by Landlord. Landlord shall not unreasonably withhold or delay its approval of any such contractors, engineers, architects, plans or specifications; provided, however, that Landlord may specify contractors, engineers or architects to perform work affecting the structural portions of the Project or the Building systems. Tenant shall engage only labor that is harmonious and compatible with other labor working in the Project. In the event of any labor disturbance caused by persons employed by Tenant or Tenant’s contractor, Tenant shall immediately take all actions necessary to eliminate such disturbance.

10.2.3    Prior to commencement of the Alterations, Tenant shall deliver to Landlord (i) any building or other permit required by Requirements in connection with the Alterations; (ii) a copy of executed construction contract(s); and (iii) written acknowledgments from all materialmen, contractors, artisans, mechanics, laborers and any other persons furnishing to Tenant with respect to the Premises any labor, services, materials, supplies or equipment in excess of Five Thousand Dollars ($5,000.00) in the aggregate that they will look exclusively to Tenant for payment of any sums in connection therewith and that Landlord shall have no liability for such costs. In addition, Tenant shall require its general contractor to carry and maintain the following insurance at no expense to Landlord, and Tenant shall furnish Landlord with satisfactory evidence thereof prior to the commencement of construction of the Alterations: (A) commercial general liability insurance with limits of not less than $2,000,000 combined single limit for bodily injury and property damage, including personal injury and death, and contractor’s protective liability, and products and completed operations coverage in an amount not less than $500,000 per incident, $1,000,000 in the aggregate; (B) comprehensive automobile liability insurance with a policy limit of not less than $1,000,000 each accident for bodily injury and property damage, providing coverage at least as broad as the Insurance Services Office (ISO) Business Auto Coverage form covering Automobile Liability, code 1 “any auto,” and insuring against all loss in connection with the ownership, maintenance and operation of automotive equipment that is owned, hired or non-owned; (C) worker’s compensation with statutory limits and employer’s liability insurance with limits of not less than $100,000 per accident, $500,000 aggregate disease coverage and $100,000 disease coverage per employee; and (D) “Builder’s All

Risk” insurance in an amount approved by Landlord covering the Alterations, including such extended coverage endorsements as may be reasonably required by Landlord. All such insurance policies (except workers’ compensation insurance) shall be endorsed to add Landlord, any Encumbrancer and Landlord’s designated agents as additional insureds with respect to liability arising out of work performed by or for Tenant’s general contractor, to specify that such insurance is primary and that any insurance or self-insurance maintained by Landlord shall not contribute with it, and to provide that coverage shall not be reduced, terminated, cancelled or materially modified except after thirty (30) days prior written notice has been given to Landlord. Landlord may inspect the original policies of such insurance coverage at any time. Upon Landlord’s request, Tenant shall deliver complete certified copies of such policies. Tenant’s general contractor shall furnish Landlord evidence of insurance for its subcontractors as may be reasonably required by Landlord.

10.2.4    Tenant shall give Landlord at least twenty (20) days’ prior written notice of the date of commencement of any construction on the Premises to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall comply with the requirements of Section 3110.5 of the California Civil Code as the contracting owner, to the extent applicable, and prior to commencement of construction, Tenant shall provide Landlord with evidence of compliance with said statute. Tenant acknowledges that the contractual waiver of the benefits of California Civil Code Section 3110.5 is expressly declared to be against public policy.

10.2.5    Tenant shall promptly commence construction of Alterations, cause such Alterations to be constructed in a good and workmanlike manner and in such a manner and at such times so that any such work shall not materially or unreasonably disrupt or interfere with the use, occupancy or operations of other tenants or occupants of the Project, and complete the same with due diligence as soon as possible after commencement. All trash which may accumulate in connection with Tenant’s construction activities shall be removed by Tenant at its own expense from the Premises and the Project.

10.2.6    In addition to the foregoing, as a condition of its consent to Alterations hereunder, Landlord may impose any requirements that Landlord reasonably considers necessary or desirable, including a requirement that Tenant provide Landlord with a surety bond, a letter of credit, or other financial assurance that the cost of the Alterations will be paid when due.

10.3    Landlord’s Right to Inspect. Landlord or its agents shall have the right (but not the obligation) to inspect the construction of Alterations, and to require corrections of faulty construction or any material deviation from the plans for such Alterations as approved by Landlord; provided, however, that no such inspection shall (i) be deemed to create any liability on the part of Landlord, or (ii) constitute a representation by Landlord that the work so inspected conforms with such plans or complies with any applicable Requirements, or (iii) give rise to a waiver of, or estoppel with respect to, Landlord’s continuing right at any time or from time to time to require the correction of any faulty work or any material deviation from such plans. In addition, under no circumstances shall Landlord be liable to Tenant for any damage, loss, cost or expense incurred by Tenant on account of Tenant’s plans and specifications, Tenant’s contractors, mechanics or engineers, design or construction of any Alteration, or delay in completion of any alteration.

10.4    Tenant’s Obligations Upon Completion. Promptly following completion any Alterations, Tenant shall (i) furnish to Landlord “as-built” drawings and specifications in CAD format showing the Alterations as made and constructed in the Premises, (ii) cause a timely notice of completion to be recorded in the Office of the Recorder of the County of Alameda in accordance with Civil Code Section 3093 or any successor statute, and (iii) deliver to Landlord evidence of full payment and unconditional final waivers of all liens for labor, services, or materials in excess of Five Thousand Dollars ($5,000.00) in the aggregate.

10.5    Repairs. If any part of the Building systems shall be damaged during the performance of Alterations, Tenant shall promptly notify Landlord, and Landlord may elect to air such damage at Tenant’s expense. Alternatively, Landlord may require Tenant to repair such damage at Tenant’s sole expense using contractors approved by Landlord.

10.6    Ownership and Removal of Alterations.

10.6.1 Ownership. All Alterations shall become a part of the Project and immediately belong to Landlord without compensation to Tenant, unless Landlord consents otherwise in writing; provided, however, that equipment and movable furniture shall remain the property of Tenant.

10.6.2 Removal. If required by Landlord at the time that Landlord consent to any such Alterations, Tenant, prior to the expiration of the Term or termination of this Lease, shall, at Tenant’s sole cost and expense, (i) remove any or all Alterations, (ii) restore the premises to the condition existing prior to the installation of such Alterations, and (iii) repair all damage to the Premises or Project caused by the removal of such Alterations. Tenant shall use a contractor reasonably approved by Landlord for such removal and repair. If Tenant fails to move, restore and repair under this Section, then Landlord may remove such Alterations and form such restoration and repair, and Tenant shall reimburse Landlord for costs and expenses incurred by Landlord in performing such removal, restoration and repair. Subject to the foregoing provisions regarding removal, all Alterations shall be Landlord’s property and at the expiration of the Term or termination of this Lease shall remain on the Premises without compensation to Tenant.

10.7    Minor Alterations. Notwithstanding any provision in the foregoing to the contrary, Tenant may construct Minor Alterations in the Premises without Landlord’s prior written consent, but with prior notification to Landlord. Before commencing construction of no Alterations, Tenant shall submit to Landlord such documentation as Landlord may reasonably require to determine whether Tenant’s proposed Alterations qualify as Minor alterations. Except to the extent inconsistent with this Section 10.7, Minor Alterations shall otherwise comply with the provisions of this Article 10. All references in this Lease to “Alterations” shall mean and include Minor Alterations, unless specified to the contrary.

10.8    Landlord’s Expenses. In connection with installing or removing Alterations, Tenant shall pay all reasonable out-of-pocket fees and costs incurred by Landlord for review and approval of Tenant’s plans, specifications and working drawings, and administration by Landlord of the construction, installation or removal of Alterations, and restoration of the Premises to their previous condition. Tenant shall pay the amount of all fees and costs owing pursuant to this Section 10.8 within fifteen (15) days after receipt from Landlord of a statement or invoice therefor.

11.    Liens. Tenant shall keep the Premises, the Building and the Project free from any liens arising out of any work performed or obligations incurred by or for, or materials furnished to, Tenant pursuant to this Lease or otherwise. Landlord shall have the right to post and keep posted on the Premises any notices required by law or which Landlord may deem to be proper for the protection of Landlord, the Premises, the Building and the Project from such liens and to take any other action at the expense of Tenant that Landlord deems necessary or appropriate to prevent, remove or discharge such liens. Tenant shall protect, defend, indemnify and hold Landlord harmless from and against any claim, demand, cause of action, obligation, liability, loss, cost or expense (including reasonable attorneys’ fees) which may be asserted against or incurred by Landlord as a result of Tenant’s failure to comply with the foregoing obligation (which indemnity obligation shall survive the expiration or earlier termination of this Lease).

12.    Damage or Destruction.

12.1    Obligation to Repair. Except as otherwise provided in this Article 12, if the Premises, or any other portion of the Building or the Project necessary for Tenant’s use and occupancy of the Premises, are damaged or destroyed by fire or other casualty, Landlord shall, as soon as reasonably practicable (but in no event more than sixty (60) days after such event), notify Tenant of the estimated time, in Landlord’s reasonable judgment, required to repair such damage or destruction. If Landlord’s estimate of time is less than one hundred twenty (120) days after the date of damage or destruction, then (i) Landlord shall proceed with all due diligence to repair the Premises, and/or the portion of the Building or the Project necessary for Tenant’s use and occupancy of the Premises, to substantially the condition existing immediately before such damage or destruction, as permitted by and subject to then applicable Requirements; (ii) this Lease shall remain in full force and effect; and (iii) to the extent such damage or destruction did riot result from the negligence or willful act or omission of Tenant or other Tenant Parties, Base Rent and Escalation Rent shall abate for such part of the Premises rendered unusable by Tenant in the conduct of its business during the time such part is so unusable, in the proportion that the Rentable Area contained in the unusable part of the Premises bears to the total Rentable Area of the Premises.

12.2    Landlord’s Election. If Landlord determines that the necessary repairs cannot be completed within one hundred twenty (120) days after the date of damage or destruction, or if such damage or destruction arises from causes not covered by Landlord’s insurance policy then in force, Landlord may elect, in its notice to Tenant pursuant to Section 12.1, to (i) terminate this Lease or (ii) repair the Premises or the portion of the Building or the Project necessary for Tenant’s use and occupancy of the Premises pursuant to the applicable provisions of Section 12.1 above. If Landlord terminates this Lease, then this Lease shall terminate as of the date of occurrence of the damage or destruction. If Landlord does not elect to terminate this Lease and the repair period, as set forth by Landlord in its notice to Tenant pursuant to Section 12.1, exceeds two hundred seventy (270) days, Tenant may elect to terminate this Lease by notice to Landlord within thirty (30) days after Tenant’s receipt of Landlord’s notice. If Tenant terminates the Lease, then the Lease shall terminate as of the date specified in Tenant’s termination notice, which date shall be no less than thirty (30) days after the date of Tenant’s notice.

12.3    Cost of Repairs. Landlord shall pay the cost for repair of the Building, the Project, and all improvements in the Premises constructed by Landlord, other than any tenant improvements constructed by Tenant and any Alterations. Tenant shall pay the costs to repair all tenant improvements constructed by Tenant and any Alterations (but Landlord shall make available to Tenant for such purpose any insurance proceeds received by Landlord for such purpose under Landlord’s insurance policy then in force). Tenant shall also replace or repair, at Tenant’s cost and expense, Tenant’s movable furniture, equipment, trade fixtures and other personal property in the Premises which Tenant shall be responsible for insuring during the Term of this Lease.

12.4    Damage at End of Term. Notwithstanding anything to the contrary contained in this Article 12, if (a) the Premises, or any other portion thereof or of the Building, are materially damaged or destroyed by fire or other casualty within the last eighteen (18) months of the Term, then Landlord shall have the right, in its sole discretion, to terminate this Lease by notice to Tenant given within forty-five (45) days after the date of such event, and (b) if the Premises or any material portion thereof are materially damaged or destroyed by fire or other casualty within the last eighteen (18) months of the Term, then Tenant shall have the right, in its sole discretion, to terminate this Lease by notice to Landlord given within forty-five (45) days after the date of such event. Such termination shall be effective on the date specified in the terminating party’s notice, but in no event later than the end of such forty-five (45) day period.

12.5    Waiver of Statutes. The respective rights and obligations of Landlord and Tenant in the event of any damage to or destruction of the Premises, or any other portion of the Building or the Project, are governed exclusively by this Lease. Accordingly, Tenant hereby waives the provisions of any law to the contrary, including California Civil Code Sections 1932(2) and 1933(4) providing for the termination of a lease upon destruction of the leased property.

13.	Eminent Domain.

13.1    Effect of Taking. Except as otherwise provided in this Article 13, if (a) all or any part of the Premises is taken as a result of the exercise of the power of eminent domain or condemned for any public or quasi-public purpose, or if any transfer is made in avoidance of such exercise of the power of eminent domain (collectively, “taken” or a “taking”), this Lease shall terminate as to the part of the Premises so taken as of the effective date of such taking; or (b) if a taking results in material and continuing interference with Tenant’s access to the Premises and Landlord is unable to provide reasonable alternative access, Tenant shall have the right to terminate this Lease by written notice to Landlord within thirty (30) days after the effective date of such taking; or (c) if a taking materially reduces Tenant’s parking rights under the Lease and Landlord is unable to provide reasonable alternative parking rights, the Base Rent hereunder shall be equitably reduced as of the date of such taking to reflect the reduction in Tenant’s parking rights hereunder. On a taking of a portion of the Premises, Landlord and

Tenant shall each have the right to terminate this Lease by notice to the other given within thirty (30) days after the effective date of such taking, if the portion of the Premises taken is of such extent and nature so as to materially impair Tenant’s business use of the balance of the Premises, as reasonably determined by the party giving such notice. Such termination shall be operative as of the effective date of the taking. Landlord may also terminate this Lease on a taking of any other portion of the Building or the Project if Landlord reasonably determines that such taking is of such extent and nature as to render the operation of the remaining Building or the Project economically infeasible or to require a substantial alteration or reconstruction of such remaining portion. Landlord shall elect such termination by notice to Tenant given within thirty (30) days after the effective date of such taking, and such termination shall be operative as of the effective date of such taking. Upon a taking of the Premises which does not result in a termination of this Lease, the Base Rent shall thereafter be reduced as of the effective date of such taking in the proportion that the Rentable Area of the Premises so taken bears to the total Rentable Area of the Premises.

13.2    Condemnation Proceeds. Except as hereinafter provided, in the event of any taking, Landlord shall have the right to all compensation, damages, income, rent or awards made with respect thereto (collectively an “award”), including any award for the value of the leasehold estate created by this Lease. No award to Landlord shall be apportioned and, subject to Tenant’s rights hereinafter specified, Tenant hereby assigns to Landlord any right of Tenant in any award made for any taking. So long as such claim will not reduce any award otherwise payable to Landlord under this Section 13.2, Tenant may seek to recover, at its cost and expense, as a separate claim, any damages or awards payable on a taking of the Premises to compensate for the unamortized cost paid by Tenant for the alterations, additions or improvements, if any, made by Tenant during the initial improvement of the Premises pursuant to the Work Letter and for any Alterations, or for Tenant’s personal property taken, or for interference with or interruption of Tenant’s business (including goodwill), or for Tenant’s removal and relocation expenses.

13.3    Restoration of Premises. On a taking of the Premises which does not result in a termination of this Lease, Landlord and Tenant shall restore the Premises as nearly as possible to the condition they were in prior to the taking in accordance with the applicable provisions and allocation of responsibility for repair and restoration of the Premises on damage or destruction pursuant to Article 12 above, and both parties shall use any awards received by such party attributable to the Premises for such purpose.

13.4    Taking at End of Term. Notwithstanding anything to the contrary contained in this Article 13, if (a) the Premises or any material portion thereof or of the Building or the Project, are taken within the last eighteen (18) months of the Term, then Landlord may, in its sole discretion, terminate this Lease by written notice to Tenant given within ninety (90) days after the date of such taking, or (b) if the Premises or any material portion thereof is taken within the last eighteen (18) months of the Term, then Tenant may, in its sole discretion, terminate this Lease by written notice to Landlord given within ninety(90) days after the date of such taking . Such termination shall be effective on the date specified in the terminating party’s notice, but in no event later than the end of such ninety (90) day period.

13.5    Tenant Waiver. The rights and obligations of Landlord and Tenant on any taking of the Premises or any other portion of the Building or the Project are governed exclusively by this Lease. Accordingly, Tenant hereby waives the provisions of any law to the contrary, including California Code of Civil Procedure Sections 1265.120 and 1265.130, or any similar successor statute.

14.	Insurance.

14.1    Liability Insurance. Tenant, at its cost and expense, shall procure and maintain, throughout the Term, the following insurance:

14.1.1 Commercial General Liability Insurance. Tenant shall maintain a policy(ies) of commercial general liability insurance written on an “occurrence” basis, with limits of liability, in the aggregate, of not less than Five Million Dollars ($5,000,000.00). Such policy(ies) shall cover bodily injury, property damage, personal injury, and advertising injury arising out of or relating (directly or indirectly) to Tenant’s business operations, conduct, assumed liabilities, or use or occupancy of the Premises or the Project, and shall include all the coverages typically provided by the Broad Form Commercial General Liability Endorsement, including broad form property damage coverage (which shall include coverage for completed operations). Tenant’s liability coverage shall further include premises-operations coverage, products liability coverage (if applicable), products-completed operations coverage, owners and contractors protective coverage (when reasonably required by Landlord), and blanket contractual coverage including both oral and written contracts. It is the parties’ intent that Tenant’s contractual liability coverage provide coverage to the maximum extent possible of Tenant’s indemnification obligations under this Lease.

14.1.2 Tenant’s Workers’ Compensation and Employer Liability Coverage. Tenant shall maintain workers’ compensation insurance as required by law and employer’s liability insurance with limits of no less than One Million Dollars ($1,000,000.00) per occurrence.

14.1.3 Tenant’s Property Insurance. Tenant shall maintain property insurance coverage, extended coverage and special extended coverage insurance for all office furniture, trade fixtures, office equipment, merchandise, and all other items of Tenant’s property in, on, at, or about the Premises and the Project. Such policy shall (i) be written on the broadest available “all risk” (special-causes-of-loss) policy form or an equivalent form acceptable to Landlord, (ii) include an agreed-amount endorsement for no less than the full replacement cost (new without deduction for depreciation) of the covered items and property, and (iii) include vandalism and malicious mischief coverage, sprinkler leakage coverage, and earthquake sprinkler leakage coverage.

14.1.4 Business Interruption, Loss of Income, and Extra Expense Coverage. Tenant shall maintain business interruption, loss of income, and extra expense insurance covering all direct or indirect loss of income and charges and costs incurred arising out of all perils, failures, or interruptions, including any failure or interruption of Tenant’s business equipment (including, without limitation, telecommunications equipment), and the prevention of, or denial of use of or access to, all or part of the Premises or the Project, as a result of those perils, failures, or interruptions. The business interruption, loss of income, and extra expense coverage shall provide coverage for no less than twelve (12) months and shall be carried in amounts necessary to avoid any coinsurance penalty that could apply.

14.1.5 Other Tenant Insurance Coverage. Not more often than once every year and upon not less than thirty (30) days’ prior written notice, Landlord may require Tenant, at Tenant’s sole cost and expense, to procure and maintain other types of insurance coverage and/or increase the insurance limits set forth above if Landlord reasonably determines such increase is required to protect adequately the parties named as insureds or additional insureds under such insurance and is not inconsistent with the requirements of other institutional owners of similar office buildings in Emeryville, California.

14.2    Form of Policies. All insurance required by this Article 14 shall be issued on an occurrence basis by solvent companies qualified to do business in the State of California. Any insurance required under this Article 14 may be maintained under a “blanket policy”, insuring other parties and other locations, so long as the amount and coverage required to be provided hereunder is not thereby diminished. Notwithstanding the foregoing, Landlord shall have the right to self-insure against any of the risks required to be insured against under this Article 14. Tenant shall provide Landlord a copy of each policy of insurance or a certificate thereof certifying that the policies contain the provisions required hereunder. Tenant shall deliver such policies or certificates to Landlord within (30) days after the Lease Date, but in no event less than ten (10) business days prior to the Commencement Date or such earlier date as Tenant or other Tenant Parties first enter the Premises and, upon renewal, not less than thirty (30) days prior to the expiration of such coverage. All evidence of insurance provided to Landlord shall provide (i) that Landlord, Landlord’s managing agent and any other person requested by Landlord who has an insurable interest, is designated as an additional insured without limitation as to coverage afforded under such policy; (ii) for severability of interests or that the acts or omissions of one of the insureds or additional insureds shall not reduce or affect coverage available to any other insured or additional insured; (iii) that the insurer agrees to endeavor not to cancel or alter the policy without at least thirty (30) days prior written notice to all additional insureds; (iv) that the aggregate liability applies solely to the Premises and the remainder of the Building; and (v) that Tenant’s insurance is primary and noncontributing with any insurance carried by Landlord.

14.3    Vendors’ Insurance. In addition to any other provision in this Lease (including, without limitation, Article 10 above), Landlord may require Tenant’s vendors and contractors to carry such insurance as Landlord shall deem reasonably necessary.

15.      Waiver of Subrogation Rights. Notwithstanding anything to the contrary contained in this Lease, Landlord and Tenant, for themselves and their respective insurers, agree to and do hereby release each other of and from any and all claims, demands, actions and causes of action that each may have or claim to have against the other for loss or damage to property, both real and personal, notwithstanding that any such loss or damage may be due to or result from the negligence of either of the parties hereto or their respective employees or agents. Each party shall, to the extent such insurance endorsement is lawfully available at commercially reasonable rates, obtain or cause to be obtained, for the benefit of the other party, a waiver of any right of subrogation which the insurer of such party may acquire against the other party by virtue of the payment of any such loss covered by such insurance.

16.	Tenant’s Waiver of Liability and Indemnification.

16.1    Waiver and Release. Except to the extent due to the gross negligence or willful misconduct of Landlord or Landlord Related Parties or Landlord’s default under this Lease, Landlord shall not be liable to Tenant or other Tenant Parties, and Tenant waives and releases Landlord and Landlord’s managing agent from, all claims for loss or damage to any property or injury, illness or death of any person in, upon or about the Premises and/or any other portion of the Building (including claims caused in whole or in part by the act, omission, or neglect of other tenants, contractors, licensees, invitees or other occupants of the Building or their agents or employees). The waiver and release contained in this Section 16.1 extends to the officers, directors, shareholders, partners, employees, agents and representatives of Landlord.

16.2    Indemnification of Landlord. Except to the extent due to the negligence or willful misconduct of Landlord or Landlord Related Parties or Landlord’s default under this Lease, Tenant shall indemnify, defend, protect and hold Landlord harmless of and from any and all loss, liens, liability, claims, causes of action, damage, injury, cost or expense (“Indemnification Claims”) arising out of or in connection with (i) any alterations, additions or other improvements made by or on behalf of Tenant (other than by Landlord or any Landlord Parties during the initial improvement of the Premises pursuant to the Work Letter or any Alterations made by or on behalf of Tenant (other than by Landlord or its agents, employees of contractors), or (ii) injury to or death of persons or damage to property occurring or resulting directly or indirectly from: (A) the use or occupancy of, or the conduct of business in, the Premises by Tenant or its subtenants or any of their respective officers, directors, employees, agents, contractors, invitees or licensees; (B) any other occurrence or condition in or on the Premises; and (C) acts, neglect or omissions of Tenant or other Tenant Parties, in or about any portion of the Building. Tenant’s indemnity obligation includes reasonable attorneys’ fees and costs, investigation costs and all other reasonable costs and expenses incurred by Landlord. If Landlord disapproves the legal counsel proposed by Tenant for the defense of any claim indemnified against hereunder, Landlord shall have the right to appoint its own legal counsel, the reasonable fees, costs and expenses of which shall be included as part of Tenant’s indemnity obligation hereunder. The indemnification contained in this Section 16.2 shall extend to the officers, directors, shareholders, partners, employees, agents and representatives of Landlord.

16.3    Indemnification of Tenant. Landlord shall indemnify, defend, protect and hold Tenant harmless of and from any and all Indemnification Claims arising out of or in connection with (i) any breach or default by Landlord in the performance of any of its obligations under this Lease, (ii) the gross negligence or willful misconduct of Landlord, or its officers, directors, employees, agents or contractors in or about any portion of the Building, or (iii) any loss or damage to property or injury to person occurring in the public entrances, stairways, corridors, elevators and elevator lobbies, and other public areas in the Building or the other public areas in the Building (except for such loss, damage or injury for which Tenant is obligated to indemnify Landlord under Section 16.2). Landlord’s indemnity obligation includes reasonable attorneys’ fees and costs, investigation costs and all other reasonable costs and expenses incurred by Tenant. The indemnification contained in this Section 16.3 shall extend to the officers, directors, shareholders, partners, employees, agents and representatives of Tenant.

17.	Assignment and Subletting.

17.1    Compliance Required. Tenant shall not, directly or indirectly, voluntary or by operation of law, sell, assign or otherwise transfer this Lease, or any interest herein (collectively, “assign” or “assignment”), or sublet the Premises, or any part thereof, or permit the occupancy of the Premises by any person other than Tenant (collectively, “sublease” or “subletting”, the assignee or sublessee under an assignment or sublease being referred to as a “transferee”), without Landlord’s prior consent given or withheld in accordance with the express standards and conditions of this Article 17 and compliance with the other provisions of this Article 17. Any assignment or subletting made in violation of this Article 17 shall be void. As used herein, an “assignment” includes any sale or other transfer (such as by consolidation, merger or reorganization) of a majority of the voting stock of Tenant (excepting the sale of stock in a public offering conducted through a nationally recognized exchange), if Tenant is a corporation, or any sale or other transfer of a majority of the beneficial interest in Tenant, if Tenant is any other form of entity, but excluding any issuance of new stock by Tenant. Tenant acknowledges that the limitations on assignment and subletting contained in this Article 17 are expressly authorized by California Civil Code Section 1995.010 et seq., and are fully enforceable.

17.2    Request by Tenant; Landlord Response. If Tenant desires to effect an assignment or sublease, Tenant shall submit to Landlord a request for consent together with the identity of the parties to the transaction, the nature of the transferee’s proposed business use for the Premises, the proposed documentation for and terms of the transaction, and all other information reasonably requested by Landlord concerning the proposed transaction and the parties involved therein, including certified financial information, credit reports, the business background and references regarding the transferee, and an opportunity to meet and meeting the transferee. Within twenty (20) days after the later of such meeting or the receipt of all such information required by Landlord, or within twenty (20) days after the date of Tenant’s request to Landlord if Landlord does not request additional information or an meeting, Landlord shall have the right, by notice to Tenant, to: (i) consent to the assignment or sublease, subject to the terms of this Article 17; or (ii) decline to consent to the assignment or sublease. In addition to the foregoing, prior to marketing the Premises for assignment or sublease, Tenant shall deliver notice to Landlord of Tenant’s intent to commence such marketing and within twenty (20) days after delivery of such notice, Landlord may elect to terminate this Lease as to the affected portion of the Premises as of the date specified by Tenant as the effective date of the proposed assignment or sublease, in which event Tenant will be relieved of all unaccrued obligations hereunder as to such portion as of such date, other than those obligations which survive termination of this Lease. If Landlord elects so to terminate, Tenant shall have the right, by notice to Landlord within five (5) days after Landlord’s exercise of such right, to rescind its request for the proposed assignment or subletting, in which event this Lease shall not terminate and shall remain in full force and effect.

17.3    Conditions for Landlord Approval. In the event Landlord elects not to terminate this Lease (in whole or in part) as provided in Section 17.2, Landlord shall not unreasonably withhold, condition or delay its consent to a proposed subletting or assignment by Tenant. Without limiting the grounds on which it may be reasonable for Landlord to withhold its consent to an assignment or sublease, Tenant agrees that Landlord would be acting reasonably in withholding its consent in the following instances: (i) if Tenant is in default under this Lease beyond any applicable notice and cure period; (ii) if the transferee is a governmental or quasi governmental agency, foreign or domestic; (iii) if the transferee is an existing tenant in the Building and Landlord is in negotiations with such existing tenant for other space in the Building; (iv) if, in Landlord’s sole reasonable judgment, the transferee’s business, use and/or occupancy of the Premises would (A) violate any of the terms of this Lease or the lease of any other tenant in the Building, or (B) not be comparable to and compatible with the types of use by other tenants in the Building, (C) fall within any category of use for which Landlord would not then lease space in the Building under its leasing guidelines and policies then in effect, or (D) require any Alterations which would materially reduce the value of the existing leasehold improvements in the Premises; (v) in the case of a sublease, it would result in more than three (3) occupancies in the Premises, including Tenant and subtenants; or (vi) if the financial condition of the transferee does not meet the requirements applied by Landlord for other tenants in the Building under leases with comparable terms, or in Landlord’s sole reasonable judgment the business reputation of the transferee is not consistent with that of other tenants of the Building. If Landlord consents to an assignment or sublease, the terms of such assignment or sublease transaction shall not be modified without Landlord’s prior written consent pursuant to this Article 17. Landlord’s consent to an assignment or subletting shall not be deemed consent to any subsequent assignment or subletting.

17.4    Costs and Expenses. As a condition to the effectiveness of any assignment or subletting under this Article 17, Tenant shall pay to Landlord a processing fee of Five Hundred Dollars ($500.00) and all reasonable out-of-pocket costs and expenses, including attorneys’ fees and disbursements, incurred by Landlord in evaluating Tenant’s requests for assignment or sublease, whether or not Landlord consents to an assignment or sublease. Tenant shall pay the processing fee with Tenant’s request for Landlord’s consent under Section 17.2. Tenant shall also pay to Landlord all costs and expenses incurred by Landlord due to a transferee taking possession of the Premises, including freight elevator operation, security service, janitorial service and rubbish removal.

17.5    Payment of Excess Rent and Other Consideration. Tenant shall also pay to Landlord, promptly upon Tenant’s receipt thereof, fifty percent (50%) of any and all rent, sums or other consideration, howsoever denominated, realized by Tenant in connection with any assignment or sublease transaction in excess of the Rent payable hereunder (prorated to reflect the Rent allocable to the portion of the Premises if a sublease), after first deducting, (i) in the case of an assignment, the unamortized reasonable cost of Alterations paid for by Tenant and reasonable real estate commissions paid by Tenant plus any allowances or free rent or value of any furniture, fixtures or equipment provided by Tenant in connection with such assignment and, (ii) in the case of a sublease, the reasonable cost of Alterations made to the Premises at Tenant’s cost to effect the sublease, and the reasonable amount of any real estate commissions paid by Tenant plus any allowances or free rent or value of any furniture, fixtures or equipment provided by Tenant, both amortized over the term of the sublease.

17.6    Assumption of Obligations; Further Restrictions on Subletting. Each assignee shall, concurrently with any assignment, assume all obligations of Tenant under this Lease. Each sublease shall be made subject to this Lease and all of the terms, covenants and conditions contained herein; and the surrender of this Lease by Tenant, or a mutual cancellation thereof, or the termination of this Lease in accordance with its terms, shall not work a merger and shall, at the option of Landlord, terminate all or any existing subleases or operate as an assignment to Landlord of any or all such subleases. Any assignment or further sublease by a sublessee of its sublease shall be subject to Landlord’s prior consent in the same manner as a sublease by Tenant. No sublease, once consented to by Landlord, shall be modified without Landlord’s prior consent. No assignment or sublease shall be binding on Landlord unless the transferee delivers to Landlord a fully executed counterpart of the assignment or sublease which contains the assumption by the assignee, or recognition by the sublessee, of the provisions of this Section 17.6, in form and substance satisfactory to Landlord, but the failure or refusal of a transferee to deliver such instrument shall not release or discharge such transferee from the provisions and obligations of this Section 17.6, but such failure shall constitute a default by Tenant under this Lease.

17.7    No Release. No assignment or sublease shall release Tenant from its obligations under this Lease, whether arising before or after the assignment or sublease. The acceptance of Rent by Landlord from any other person shall not be deemed a waiver by Landlord of any provision of this Article 17. On a default by any assignee of Tenant in the performance of any of the terms, covenants or conditions of this Lease, Landlord may proceed directly against Tenant without the necessity of commencing or exhausting remedies against such assignee. No consent by Landlord to any further assignments or sublettings of this Lease, or any modification, amendment or termination of this Lease, or extension, waiver or modification of payment or any other obligations under this Lease, or any other action by Landlord with respect to any assignee or sublessee, or the insolvency, or bankruptcy or default of any such assignee or sublessee, shall affect the continuing liability of Tenant for its obligations under this Lease and Tenant waives any defense arising out of or based thereon, including any suretyship defense of exoneration. Landlord shall have no obligation to notify Tenant or obtain Tenant’s consent with respect to any of the foregoing matters.

17.8    No Encumbrance. Notwithstanding anything to the contrary contained in this Article 17, Tenant shall have no right to encumber, pledge, hypothecate or otherwise transfer this Lease, or any of Tenant’s interest or rights hereunder, as security for any obligation or liability of Tenant.

17.9    Assignment or Sublease to Related Entity. Notwithstanding anything to the contrary above, as long as Idetic, Inc. is the Tenant in possession of the Premises and no event of default under this Lease then exists, Idetic, Inc. shall have the right, subject to the terms and conditions set forth in this Section 17.9, without the consent of Landlord, but without in any way releasing Idetic, Inc. from any of its obligations under this Lease, to (a) assign its interest in this Lease to (i) any corporation which is a successor to Tenant either by merger or consolidation, or (ii) a purchaser of all or substantially all of Tenant’s assets (provided such purchaser shall have also assumed substantially all of Tenant’s liabilities), or (iii) to a corporation or other entity which shall control, be under the control of, or be under common control with Idetic, Inc. (the term “control” as used herein shall be deemed to mean ownership of more than fifty percent (50%) of the outstanding voting stock of a corporation, or other majority equity and control interest if Tenant is not a corporation) (any such entity being a “Related Entity”), or (b) sublease all or any portion of the Premises to a Related Entity. Any assignment or sublease to a Related Entity pursuant to this Section 17.9 shall be subject to the following conditions: (i) the principal purpose of such assignment or sublease is not the acquisition of Tenant’s interest in this Lease (except if such assignment or sublease is made to a Related Entity and is made for a valid intra-corporate business purpose and is not made to circumvent the provisions of this Article 17), (ii) any such assignee shall have a net worth and annual income and cash flow, determined in accordance with generally accepted accounting principles, consistently applied, after giving effect to such assignment, in amounts necessary to perform its duties, obligations and liabilities hereunder, as reasonably determined by Landlord, (iii) such assignment or sublease shall be subject to the terms of this Lease, including the provisions of Sections 17.6 and 17.7, and (iv) such Related Entity shall execute all documents reasonably requested by Landlord to confirm the foregoing. Tenant shall, within thirty (30) days after execution thereof, deliver to Landlord (A) a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant, (B) if applicable, evidence reasonably satisfactory to Landlord establishing compliance by the assignee with the net worth, income and cash flow requirements set forth above, (C) an instrument, duly executed and authorized by the assignee, in which such assignee clearly and unequivocally assumes observance and performance of, and agrees to be bound by, all of the terms, covenants and conditions of this Lease on Tenant’s part to be observed and performed, or (D) a duplicate original sublease in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and subtenant.

18.    Rules and Regulations. Tenant shall observe and comply, and shall cause the other Tenant Parties to observe and comply, with the Rules and Regulations of the Building, a copy of which are attached to this Lease as Exhibit D, and, after notice thereof, with all reasonable modifications and additions thereto from time to time promulgated in writing by Landlord. Landlord shall not be responsible to Tenant or other Tenant Parties for noncompliance with any Rules and Regulations of the Building by any other tenant, sublessee, employee, agent, contractor, licensee, invitee or other occupant of the Building.

19.	Entry of Premises by Landlord.

19.1    Right to Enter. Upon reasonable advance notice to Tenant (except in emergencies or in order to provide regularly scheduled or other routine Building standard services or additional services requested by Tenant, or post notices of nonresponsibility or other notices permitted or required by law when no such notice shall be required), Landlord and its authorized agents, employees, and contractors may enter the Premises at reasonable hours to: (i) inspect the same; (ii) determine Tenant’s compliance with its obligations hereunder; (iii) exhibit the same to prospective purchasers, lenders or tenants; (iv) supply any services to be provided by Landlord hereunder; (v) post notices of nonresponsibility or other notices permitted or required by law; (vi) make repairs, improvements or alterations, or perform maintenance in or to, the Premises or any other portion of the Building, including Building systems; and (vii) perform such other functions as Landlord deems reasonably necessary or desirable. Landlord may also grant access to the Premises to government or utility representatives and bring and use on or about the Premises such equipment as reasonably necessary to accomplish the purposes of

Landlord’s entry. Landlord shall use reasonable good faith efforts to effect all entries and perform all work hereunder in such manner as to minimize interference with Tenant’s use and occupancy of the Premises. Landlord shall have and retain keys with which to unlock all of the doors in or to the Premises (excluding Tenant’s vaults, safes and similar secure areas designated in writing by Tenant in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper in an emergency in order to obtain entry to the Premises, including secure areas.

19.2    Tenant Waiver of Claims. Tenant acknowledges that Landlord, in connection with Landlord’s activities under this Article 19, may, among other things, erect scaffolding or other necessary structures in the Premises and/or the Project, limit or eliminate access to portions of the Project, including portions of the common areas, or perform work in the Premises and/or the Project, which work may create noise, dust, vibration, odors or leave debris in the Premises and/or the Project. Without limiting the generality of Section 16.1 above, Tenant waives any claim for damages for any inconvenience to or interference with Tenant’s business, or any loss of occupancy or quiet enjoyment of the Premises, or any other loss, occasioned by any entry effected or work performed under this Article 19, and Tenant shall not be entitled to any abatement of Rent by reason of the exercise of any such right of entry or performance of such work. No entry to the Premises by Landlord or anyone acting under Landlord shall constitute a forcible or unlawful entry into, or a detainer of, the Premises or an eviction, actual or constructive, of Tenant from the Premises, or any portion thereof.

20.	Default and Remedies.

20.1    Events of Default. The occurrence of any of the following events shall constitute a default by Tenant under this Lease:

a.    Nonpayment of Rent; Letter of Credit. Failure to pay any Rent when due, or failure to deposit a replacement Letter of Credit or renew an expiring Letter of Credit or provide a substitute Letter of Credit or otherwise comply with the obligations regarding the Letter of Credit as described below within the time periods specified therein.

b.    Unpermitted Assignment. An assignment or sublease made in contravention of any of the provisions of Article 17 above.

c.    Abandonment. Abandonment of the Premises for a continuous period in excess of ten (10) business days. For purposes hereof, “abandonment” means cessation by Tenant of the conduct of its business in the Premises or removal from the Premises of the personal property, equipment and furnishings used by Tenant in its business in the Premises and a default in the payment of Rent.

d.    Other Obligations. Failure to perform or fulfill any other obligation, covenant, condition or agreement under this Lease.

e.    Bankruptcy and Insolvency. A general assignment by Tenant for the benefit of creditors, any action or proceeding commenced by Tenant under any insolvency or bankruptcy act or under any other statute or regulation for protection from creditors, or any such action commenced against Tenant and not discharged within thirty (30) days after the date of commencement; the employment or appointment of a receiver or trustee to take possession of all or substantially all of Tenant’s assets or the Premises; the attachment, execution or other judicial seizure of all or substantially all of Tenant’s assets or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period often (10) days after the levy thereof; the admission by Tenant in writing of its inability to pay its debts as they become due; or the filing by Tenant of a petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, the filing by Tenant of an answer admitting or failing timely to contest a material allegation of a petition filed against Tenant in any such proceeding or, if within thirty (30) days after the commencement of any such proceeding against Tenant, such proceeding is not dismissed. For purposes of this Section 20.1(e), “Tenant” means Tenant and any partner of Tenant, if Tenant is a partnership, or any person or entity comprising Tenant, if Tenant is comprised of more than one person or entity, or any guarantor of Tenant’s obligations, or any of them, under this Lease.

20.2    Notice to Tenant. Upon the occurrence of any default, Landlord shall give Tenant notice thereof. Such notice shall replace rather than supplement any equivalent or similar statutory notice, including any notices required by California Code of Civil Procedure Section 1161 or any similar or successor statute; and giving of such notice in the manner required by Article 28 shall replace and satisfy any service-of-notice procedures set forth in any statute, including those required by California Code of Civil Procedure Section 1162 or any similar or successor statute. If a time period is specified below for cure of such default, then Tenant may cure such default within such time period. To the fullest extent allowed by law, Tenant hereby waives any right under law now or hereinafter enacted to any other time period for cure of default.

a.    Nonpayment of Rent. For failure to pay Rent, within five (5) days after Landlord’s notice, unless Landlord has previously delivered notices of default to Tenant for Tenant’s failure to pay Rent more than two (2) times during the Term, in which event no cure period shall apply.

b.    Other Obligations. For failure to perform any obligation, covenant, condition or agreement under this Lease (other than nonpayment of Rent, an assignment or subletting in violation of Article 17 or Tenant’s abandonment of the Premises or any other failure specified in Section 20.1 above) within ten (10) days after Landlord’s notice or, if the failure is of a nature requiring more than ten (10) days to cure, then an additional sixty (60) days after the expiration of such ten (10) day period, but only if Tenant commences cure within such ten (10) day period and thereafter diligently pursues such cure to completion within such additional sixty (60) day period. If Tenant has failed to perform any such obligation, covenant, condition or agreement more than two (2) times during the Term and notice of such event of default has been given by Landlord in each instance, then no cure period shall apply.

c.    No Cure Period. No cure period shall apply for any other event of default specified in Section 20.1.

20.3    Remedies Upon Occurrence of Default. On the occurrence of a default which Tenant fails to cure after notice and expiration of the time period for cure, if any, specified in Section 20.2 above, Landlord shall have the right either (i) to terminate this Lease and recover possession of the Premises, or (ii) to continue this Lease in effect and enforce all Landlord’s rights and remedies under California Civil Code Section 1951.4 (by which Landlord may recover Rent as it becomes due, subject to Tenant’s right to assign pursuant to Article 17). Landlord may store any property of Tenant located in the Premises at Tenant’s expense or otherwise dispose of such property in the manner provided by law. If Landlord does not terminate this Lease, Tenant shall in addition to continuing to pay all Rent when due, also pay Landlord’s costs of attempting to relet the Premises, any repairs and alterations necessary to prepare the Premises for such reletting, and brokerage commissions and attorneys’ fees incurred in connection therewith, less the rents, if any, actually received from such reletting. Notwithstanding Landlord’s election to continue this Lease in effect, Landlord may at any time thereafter terminate this Lease pursuant to this Section 20.3.

20.4    Damages Upon Termination. If and when Landlord terminates this Lease pursuant to Section 20.3, Landlord may exercise all its rights and remedies available under California Civil Code Section 1951.2, including the right to recover from Tenant the worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of such Rent loss that the Tenant proves could have been reasonably avoided. As used herein and in Civil Code Section 1951.2, “time of award” means either the date upon which Tenant pays to Landlord the amount recoverable by Landlord, or the date of entry of any determination, order or judgment of any court or other legally constituted body determining the amount recoverable, whichever occurs first.

20.5    Computation of Certain Rent for Purposes of Default. For purposes of computing unpaid Rent pursuant to Section 20.4 above, Escalation Rent for the balance of the Term shall be determined by averaging the amount paid by Tenant as Escalation Rent for the calendar year prior to the year in which the default occurred (or, if the prior year is the Base Year or such default occurs during the Base Year, Escalation Rent shall be based on Landlord’s operating budget for the Building for the Base Year), increasing such average amount for each calendar year (or portion thereof) remaining in the balance of the Term at a per annum compounded rate equal to the mean average rate of increase for the preceding five (5) calendar years in the United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index (All Urban Consumers, All Items, 1982-1984 = 100) for the Metropolitan Area of which San Francisco, California, is a part, and adding together the resulting amounts. If such Index is discontinued or revised, such computation shall be made by reference to the index designated as the successor or substitute index by the United States Department of Labor, Bureau of Labor Statistics, or its successor agency, and if none is designated, by a comparable index as determined by Landlord in its sole discretion, which would likely achieve a comparable result to that achieved by the use of the Consumer Price Index. If the base year of the Consumer Price Index is changed, then the conversion factor specified by the Bureau, or successor agency, shall be utilized to determine the Consumer Price Index.

20.6    Landlord’s Right to Cure Defaults. If Tenant fails to pay Rent (other than Base Rent and Escalation Rent) required to be paid by it hereunder, or fails to perform any other obligation under this Lease, and Tenant fails to cure such default within the applicable cure period, if any, specified in Section 20.2 above, then Landlord may, without waiving any of Landlord’s rights in connection therewith or releasing Tenant from any of its obligations or such default, make any such payment or perform such other obligation on behalf of Tenant. All payments so made by Landlord, and all costs and expenses incurred by Landlord to perform such obligations, shall be due and payable by Tenant as Rent immediately upon receipt of Landlord’s demand therefor.

20.7    Waiver of Forfeiture. Tenant hereby waives California Code of Civil Procedure Section 1179, California Civil Code Section 3275, and all such similar laws now or hereinafter enacted which would entitle Tenant to seek relief against forfeiture in connection with any termination of this Lease.

20.8    Remedies Cumulative. The rights and remedies of Landlord under this Lease are cumulative and in addition to, and not in lieu of, any other rights and remedies available to Landlord at law or in equity. Landlord’s pursuit of any such right or remedy shall not constitute a waiver or election of remedies with respect to any other right or remedy.

21.	Subordination, Attornment and Nondisturbance.

21.1    Subordination and Attornment. This Lease and all of Tenant’s rights hereunder shall be subordinate to any ground lease or underlying lease, and the lien of any mortgage, deed of trust, or any other security instrument now or hereafter affecting or encumbering the Building, or any part thereof or interest therein, and to any and all advances made on the security thereof or Landlord’s interest therein, and to all renewals, modifications, consolidations, replacements and extensions thereof (an “encumbrance”, the holder of the beneficial interest thereunder being referred to as an “encumbrancer”). An encumbrancer may, however, subordinate its encumbrance to this Lease, and if an encumbrancer so elects by notice to Tenant, this Lease shall be deemed prior to such encumbrance. If any encumbrance to which this Lease is subordinate is foreclosed, or a deed in lieu of foreclosure is given to the encumbrancer thereunder, Tenant shall attorn to the purchaser at the foreclosure sale or to the grantee under the deed in lieu of foreclosure; and if any encumbrance consisting of a ground lease or underlying lease to which this Lease is subordinate is terminated, Tenant shall attorn to the lessor thereof. Tenant shall execute, acknowledge and deliver in a commercially reasonable form as requested by Landlord or any encumbrancer, any documents required to evidence or effectuate the subordination hereunder, or to make this Lease prior to the lien of any encumbrance, or to evidence such attornment provided that such documents shall include any encumbrancer’s agreement to nondisturbance provisions substantially similar to those contained in Section 21.2 below. Landlord and Tenant shall mutually use commercially reasonable efforts to obtain from the holder of any existing encumbrance on the Project, within thirty (30) days after full execution of this Lease, a subordination and nondisturbance agreement in form reasonably acceptable to Landlord, Tenant and such encumbrancer.

21.2    Nondisturbance. If any encumbrance to which this Lease is subordinate is foreclosed, or a deed in lieu of foreclosure is given to the encumbrancer thereunder, or if any encumbrance consisting of a ground lease or underlying lease to which this Lease is subordinate is terminated, this Lease shall not terminate, and the rights and possession of Tenant under this Lease shall not be disturbed if (i) no default by Tenant then exists under this Lease beyond applicable notice and cure periods; (ii) Tenant attorns to the purchaser, grantee, or successor lessor as provided in Section 21.1 above or, if requested, enters into a new lease for the balance of the Term upon the same terms and provisions contained in this Lease; and (iii) Tenant enters into a written agreement in a form reasonably acceptable to such encumbrancer with respect to subordination, attornment and non-disturbance

22.	Sale or Transfer by Landlord; Lease Non-Recourse.

22.1    Release of Landlord on Transfer. Landlord may at any time transfer, in whole or in part, its right, title and interest under this Lease and in the Building and the Project, or any portion thereof. If the original Landlord hereunder, or any successor to such original Landlord, transfers (by sale, assignment or otherwise) its right, title or interest in the Building, all liabilities and obligations of the original Landlord or such successor under this Lease accruing after such transfer shall terminate provided that such liabilities are assumed in writing by the transferee, the original Landlord or such successor shall automatically be released therefrom, and thereupon all such liabilities and obligations shall be binding upon the new owner. Tenant shall attorn to each such new owner.

22.2    Lease Nonrecourse to Landlord. Landlord shall in no event be personally liable under this Lease, and Tenant shall look solely to Landlord’s interest in the Project and the rents, issues and profits therefrom, for recovery of any damages for breach of this Lease by Landlord or on any judgment in connection therewith. None of the persons or entities comprising or representing Landlord (whether partners, shareholders, officers, directors, trustees, employees, beneficiaries, agents or otherwise) shall ever be personally liable under this Lease or liable for any such damages or judgment and Tenant shall have no right to effect any levy of execution against any assets of such persons or entities on account of any such liability or judgment. Any lien obtained by Tenant to enforce any such judgment, and any levy of execution thereon, shall be subject and subordinate to all encumbrances as specified in Article 21 above.

23.	Estoppel Certificate.

23.1    Procedure and Content. From time to time, and within fifteen (15) days after written notice by Landlord, Tenant shall execute, acknowledge, and deliver to Landlord a certificate certifying: (i) that this Lease is unmodified and in full force and effect (or, if there have been modifications, that this Lease is in full force and effect, as modified, and identifying each modification); (ii) the Commencement Date and Expiration Date; (iii) that Tenant has accepted the Premises (or the reasons Tenant has not accepted the Premises), and if Landlord has agreed to make any alterations or improvements to the Premises, that Landlord has properly completed such alterations or improvements (or the reasons why Landlord has not done so); (iv) the amount of the Base Rent and current Escalation Rent, if any, and the date to which such Rent has been paid; (v) that Tenant has not committed any event of default, except as to any events of default specified in the certificate, and whether there are any existing defenses against the enforcement of Tenant’s obligations under this Lease; (vi) to Tenant’s knowledge, no default of Landlord is claimed by Tenant, except as to any defaults specified in the certificate; and (vii) such other factual matters as may be reasonably requested by Landlord.

23.2    Effect of Certificate. Any such certificate may be relied upon by any prospective purchaser of any part or interest in the Building or the Project or any encumbrancer (as defined in Section 21.1) and, at Landlord’s request, Tenant shall deliver such certificate to

Landlord and/or to any such entity and shall agree to such notice and cure provisions and such other matters as such entity may reasonably require, which do not materially decrease Tenant’s rights hereunder or materially increase Tenant’s obligations or liabilities hereunder. In addition, at Landlord’s request, Tenant shall provide to Landlord for delivery to any such entity such information, including financial information, that may reasonably be requested by any such entity and such entity shall be bound by the applicable confidentiality restrictions set forth in Section 34.18 of this Lease. Any such certificate shall constitute a waiver by Tenant of any claims Tenant may have in contravention to the information contained in such certificate and Tenant shall be estopped from asserting any such claim. If Tenant fails or refuses to give a certificate hereunder within the time period herein specified, then the information contained in such certificate as submitted by Landlord shall be deemed correct for all purposes, but Landlord shall have the right to treat such failure or refusal as a default by Tenant.

24.    No Light, Air, or View Easement. Nothing contained in this Lease shall be deemed, either expressly or by implication, to create any easement for light and air or access to any view. Any diminution or shutting off of light, air or view to or from the Premises by any structure which now exists or which may hereafter be erected, whether by Landlord or any other person, shall in no way affect this Lease or Tenant’s obligations hereunder, entitle Tenant to any reduction of Rent, or impose any liability on Landlord. Further, under no circumstances at any time during the Term shall any temporary darkening of any windows of the Premises or any temporary obstruction of the light or view therefrom by reason of any repairs, improvements, maintenance or cleaning in or about the Project in any way impose any liability upon Landlord or in any way reduce or diminish Tenant’s obligations under this Lease.

25.    Holding Over. No holding over by Tenant shall operate to extend the Term. If Tenant remains in possession of the Premises after expiration or termination of this Lease, unless otherwise agreed by Landlord in writing, then (i) Tenant shall become a tenant at sufferance upon all the applicable terms and conditions of this Lease, except that Base Rent shall be increased to equal one hundred and fifty percent (150%) of the Base Rent then in effect; (ii) Tenant shall indemnify, defend, protect and hold harmless Landlord, and any tenant to whom Landlord has leased all or part of the Premises, from any and all liability, loss, damages, costs or expense (including loss of Rent to Landlord or additional rent payable by such tenant and - reasonable attorneys’ fees) suffered or incurred by either Landlord or such tenant resulting from Tenant’s failure timely to vacate the Premises; and (iii) such holding over by Tenant shall constitute a default by Tenant.

26.    Security Deposit. Tenant shall deposit with Landlord upon the execution of this Lease by Landlord and Tenant, an irrevocable standby letter of credit (the “Letter of Credit”) in the amount set forth in the Basic Lease Information as the “Security Deposit” under this Lease. The Security Deposit shall be held by Landlord as security for the performance by Tenant of all its obligations under this Lease. If Tenant fails to pay any Rent due hereunder, or otherwise commits a default with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any such Rent or for the payment of any other amounts expended or incurred by Landlord by reason of Tenant’s default, or to compensate Landlord for any loss or damage which Landlord may incur thereby (and in this regard Tenant hereby waives the provisions of California Civil Code Section 1950.7 and any similar or successor statute providing that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant, or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant.). Exercise by Landlord of its rights hereunder shall not constitute a waiver of, or relieve Tenant from any liability for, any default. If any portion of the Letter of Credit posted as the Security Deposit is drawn upon by Landlord for such purposes, Tenant shall within ten (10) days after written demand therefor deposit a replacement Letter of Credit with Landlord in the amount of the original Letter of Credit. If Tenant performs all of Tenant’s obligations hereunder, the Letter of Credit shall be returned to Tenant (or, at Landlord’s option, to the last assignee, if any, of Tenant’s interest under this Lease) within thirty (30) days after the later of (i) the date of expiration or earlier termination of this Lease, or (ii) vacation of the Premises by Tenant if the Premises has been left in the condition specified by this Lease. Upon termination of the original Landlord’s (or any successor owner’s) interest in the Premises, the original Landlord (or such successor) shall be released from further liability with respect to the Security Deposit upon the original Landlord’s (or such successor’s) delivery of the Letter of Credit to the successor landlord and compliance with California Civil Code Section 1950.7(d), or successor statute.

26.1    Letter of Credit Provisions. The Letter of Credit deposited as a Security Deposit shall be issued by a money-center bank (a bank which accepts deposits, which maintains accounts, which has a local Bay Area office that will negotiate a letter of credit and whose deposits are insured by the FDIC) whose financial strength shall be sufficient to meet liquidity demands with respect to issued letters of credit and which is otherwise reasonably acceptable to Landlord. The Letter of Credit shall be issued for a term of at least twelve (12) months and shall be in a form and with such content reasonably acceptable to Landlord. The Letter of Credit shall specify that the issuer thereof shall notify the beneficiary of the Letter of Credit in writing at least sixty (60) days in advance of the expiry date of such Letter of Credit if the Letter of Credit shall not be renewed as of such expiry date. Tenant shall either replace the expiring Letter of Credit with another Letter of Credit in an amount equal to the original Letter of Credit or renew the expiring Letter of Credit, in any event no later than thirty (30) days prior to the expiration of the term of the Letter of Credit then in effect. If Tenant fails to deposit a replacement Letter of Credit or renew the expiring Letter of Credit, Landlord shall have the right immediately to draw upon the expiring Letter of Credit for the full amount thereof and hold the funds drawn as the Security Deposit. Any Letter of Credit deposited with Landlord during the final lease year of the Term must have an expiry date no earlier than the date which is thirty (30) days after the Expiration Date of the Term of this Lease. If Landlord notifies Tenant in writing that the bank which issued the Letter of Credit has become financially unacceptable (e.g., the bank is under investigation by governmental authorities, the bank no longer has the financial strength equivalent to the current financial strength of Bank of America or has filed bankruptcy or reorganization proceedings), then Tenant shall have thirty (30) days to provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof. If Tenant does not so provide Landlord with a substitute Letter of Credit within such time period, then Landlord shall have the right to draw upon the current Letter of Credit and hold the funds drawn as the Security Deposit. The premium or purchase price of, or any other bank fees (including transfer or assignment fees) associated with, such Letter of Credit shall be paid by Tenant. The Letter of Credit shall be transferable (and must permit multiple transfers), irrevocable and unconditional, so that Landlord, or its successor(s) in interest, may at any time draw on the Letter of Credit against sight drafts presented by Landlord, accompanied by Landlord’s statement, made under penalty of perjury, that said drawing is in accordance with the terms and conditions of this Lease; no other document or certification from Landlord shall be required to negotiate the Letter of Credit and the Landlord may draw on any portion of the then uncalled upon amount thereof without regard to and without the issuing bank inquiring as to the right or lack of right of the holder of said Letter of Credit to effect such draws or the existence or lack of existence of any defenses by Tenant with respect thereto. The Letter of Credit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the Letter of Credit, and such use, application or retention shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.

26.2    Independent Contract. Tenant acknowledges and agrees that the Letter of Credit constitutes a separate and independent contract between Landlord and the issuing bank, that Tenant is not a third party beneficiary of such contract, and that Landlord’s claim under the Letter of Credit for the full amount due and owing thereunder shall not be, in any way, restricted, limited, altered or impaired by virtue of any provision of the Bankruptcy Code, including, but not limited to, Section 502(b)(6) of the Bankruptcy Code.

26.3    Transfer of the Letter of Credit. The Letter of Credit shall be transferable to any of the following parties: (i) any secured or unsecured lender of Landlord, (ii) any assignee, successor, transferee or other purchaser of all or any portion of the Building, or any interest in the Building, (iii) any partner, shareholder, member or other direct or indirect beneficial owner in Landlord (to the extent of their interest in the Lease). Further, in the event of any sale, assignment or transfer by the Landlord of its interest in the Premises or the Lease, Landlord shall have the right to assign or transfer the Letter of Credit to its grantee, assignee or transferee; and in the event of any sale, assignment or transfer, the landlord so assigning or transferring the Letter of Credit shall have no liability to Tenant for the return of the Letter of Credit, and Tenant shall look solely to such grantee, assignee or transferee for such return, so long as such grantee, assignee or transferee assumes in writing all of Landlord’s obligations with respect to the Letter of Credit. The terms of the Letter of Credit shall permit multiple transfers of the Letter of Credit. Tenant shall use its best efforts to cooperate with Landlord and the bank to effect the transfer(s) of the Letter of Credit and Tenant shall be responsible for all costs of the bank associated therewith.

26.4    Reduction of Letter of Credit. If no default by Tenant under this Lease has occurred prior to the first anniversary of the Commencement Date of this Lease (the “First Anniversary Date”), then Tenant shall be permitted to decrease the initial amount of the Letter of Credit on the First Anniversary Date to the amount of One Hundred Seventy Six Thousand One Hundred Four Dollars ($176,104.00) provided that Tenant delivers to Landlord an amendment to the Letter of Credit, in form reasonably satisfactory to Landlord (a “Reduction Amendment”), reducing the Letter of Credit to the new required amount stated herein. Provided that the conditions for a reduction have been satisfied, Landlord shall execute and return the Reduction Amendment, and any other documents reasonably necessary to effect the reduction, within thirty (30) days after receipt.

27.    Waiver. Failure of Landlord to declare a default by Tenant upon occurrence thereof, or delay in taking any action in connection therewith, shall not waive such default, but Landlord shall have the right to declare such default at any time after its occurrence. To be effective, a waiver of any provision of this Lease, or any default, shall be in writing and signed by the waiving party. Any waiver hereunder shall not be deemed a waiver of subsequent performance of any such provision or subsequent defaults. The subsequent acceptance of Rent hereunder, or endorsement of any check by Landlord, shall not be deemed to constitute an accord and satisfaction or a waiver of any preceding default by Tenant, except as to the particular Rent so accepted, regardless of Landlord’s knowledge of the preceding default at the time of acceptance of the Rent. No course of conduct between Landlord and Tenant, and no acceptance of the keys to or possession of the Premises by Landlord before the Expiration Date shall constitute a waiver of any provision of this Lease or of any default, or operate as a surrender of this Lease.

28.    Notices and Consents; Tenant’s Agent for Service. All notices, approvals, consents, demands and other communications from one party to the other given pursuant to this Lease shall be in writing and shall be made by personal delivery, by use of a reputable overnight courier service or by deposit in the United States mail, certified, registered or Express, postage prepaid and return receipt requested. Notices shall be addressed if to Landlord, to Landlord’s Address, and if to Tenant, to Tenant’s Address. Landlord and Tenant may each change their respective Addresses from time to time by giving written notice to the other of such change in accordance with the terms of this Article 28, at least ten (10) days before such change is to be effected. Any notice given in accordance with this Article 28 shall be deemed to have been given (i) on the date of personal delivery or (ii) on the earlier of the date of delivery or attempted delivery (as shown by the return receipt or other delivery record) if sent by courier service or mailed.

29.    Tenant’s Authority. Tenant hereby represents and warrants that (i) Tenant is a duly formed, authorized and existing corporation, partnership or trust (as the case may be), (ii) Tenant is qualified to do business in California, (iii) Tenant has the full right and authority to enter into this Lease and to perform all of Tenant’s obligations hereunder, and (iv) each person signing on behalf of Tenant is authorized to do so. Tenant shall deliver to Landlord, upon Landlord’s request, such certificates, resolutions, or other written assurances authorizing Tenant’s execution and delivery of this Lease, and such financial information regarding Tenant and its constituent members, as requested by Landlord from time to time or at any time in order for Landlord to assess Tenant’s then authority and/or ability to meet its obligations under this Lease.

30.	Automobile Parking.

30.1    Tenant’s Appurtenant Parking Rights. Subject to the terms and conditions contained in this Article 30, Landlord shall make available to Tenant no less than the number of parking spaces identified in the Basic Lease Information as the number of “Minimum Spaces”, which spaces shall be located in the parking areas designated by Landlord for parking in the Project (such areas, which include the Covered Parking Area located across Christie Avenue from the Building being hereinafter collectively referred to as the “Parking Facility”). Tenant shall at all times provide to Landlord, upon Landlord’s request, a list of all of the vehicle makes, colors and license plate numbers of all vehicles of Tenant’s employees. Tenant’s use of the parking spaces to be made available to Tenant shall be on a non-exclusive basis in common with other tenants in the Project; and parking in such spaces shall be on a first-come-first-served, unassigned, non-reserved basis. The parking spaces to be made available to Tenant shall be in locations reasonably designated by Landlord; and Landlord reserves the right to designate different locations from time to time without any liability to Tenant and Tenant agrees that any such designation of a different location shall not give rise to any claims or offset against Landlord hereunder. Without limiting the generality of the foregoing, Landlord may restrict certain portions of the Parking Facility for the exclusive use of one or more tenants of the Project (and their employees and agents) and may designate other areas in the Parking Facility to be used at large only by licensees, customers and invitees of tenants of the Project; and Landlord may in its sole and absolute discretion restrict or prohibit the use of the Parking Facility by any vehicles other than passenger automobiles such as full-sized vans or trucks. Notwithstanding the foregoing, Landlord shall not exercise any of the foregoing rights in a commercially unreasonable manner or a manner which would permanently reduce the total number of parking spaces available to Tenant on a non-exclusive basis to a number less than the Minimum Spaces. Tenant shall not permit any vehicles belonging to Tenant or any of Tenant’s subtenants or any of their respective employees, agents, customers, contractors or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. In its use of the Parking Facilities Tenant shall comply (and shall cause each of the other Tenant Parties to comply) with any and all reasonable parking regulations and rules established from time to time by Landlord or Landlord’s parking operator. Landlord or Landlord’s parking operator shall have the right to cause to be removed any vehicles of Tenant or of any other Tenant Parties that are parked in violation of any of the provisions of this Article 30 or of the regulations and rules then established by Landlord, and to charge all of the costs incurred by Landlord in connection with such removal to Tenant and Tenant shall pay the amount of all such costs to Landlord as additional rent within five (5) days after receipt of written demand from Landlord. Any such removal shall be without liability of any kind to Landlord or Landlord’s parking operator or their respective employees or agents; and Tenant shall protect, defend, indemnify and hold Landlord and Landlord’s parking operator and their respective employees and agents from and against any and all claims, losses, damages, demands, costs and expenses (including reasonable attorneys’ fees) which may be asserted against or incurred by any of such indemnified parties arising out of or in connection with such removal of any automobiles, except to the extent that such claims, losses, damages, demands, costs and expenses arise out of the gross negligence or willful misconduct of Landlord, its agents, employees, or contractors.

30.2    Parking Fee. During the Term and the Extension Term, Landlord shall impose no charge on Tenant for use of the Parking Facility.

30.3    Allocation of Risk. Landlord shall have no obligation to monitor the use of the Parking Facility. The use of the Parking Facility by the employees of Tenant and its subtenants shall be at the sole risk of Tenant, its subtenants and their respective employees. Except to the extent caused by the gross negligence or willful misconduct of Landlord, its agents, employees, or contractors, Landlord shall have no responsibility or liability for any injury or damage to any person or property by or as a result of the use of the Parking Facility by Tenant and its subtenants and their respective employees, whether by theft, collision, criminal activity, or otherwise; and Tenant hereby assumes, for itself, its subtenants and their respective employees

(without the obligation to indemnify Landlord), all risks associated with any such occurrences in or about the Parking Facility.

30.4    No Assignment or Subletting of Parking. The parking rights provided to Tenant hereunder shall be personal to Tenant and shall not be assigned, sublet or used by any other entity without Landlord’s prior written consent, except in connection with an approved or permitted assignment or subletting of or under the Lease.

31.    Tenant to Furnish Financial Statements. In order to induce Landlord to enter into this Lease, Tenant agrees that it shall promptly deliver to Landlord, from time to time, upon Landlord’s written request, financial statements (including a balance sheet and statement of income and expenses on an annualized basis) reflecting Tenant’s then current financial condition. Such statements shall be delivered to Landlord within fifteen (15) days after Tenant’s receipt of Landlord’s request. Tenant represents and warrants that all financial statements, records, and information furnished by Tenant to Landlord in connection with this Lease are and shall be true, correct and complete in all respects. Landlord agrees that the provisions of Section 34.18 shall apply to any financial information provided by Tenant hereunder.

32.	[Intentionally Omitted].

33.	Communications and Computer Lines and Equipment.

33.1    Lines and Equipment. Tenant may install, maintain, replace, remove or use communications or computer wires and cables (collectively, “Lines”) at the Project to serve the Premises, and may install, maintain, replace, remove or use telecommunications or other signal or data reception or transmission equipment (collectively, “Equipment”) in the Premises, provided that (i) Tenant shall obtain Landlord’s prior written consent, use the contractor specified by Landlord (which contractor may, but need not be, the entity managing the Building’s risers), and comply with all of the other provisions of this Lease and such other reasonable rules and procedures as may be established by Landlord from time to time, (ii) Lines and Equipment shall comply with all applicable Requirements and shall be subject to all other provisions of this Lease, (iii) Lines and Equipment shall not cause any electrical, electromagnetic, radio frequency, or other interference with the Building systems or any equipment of any party (including any telecommunication or other signal or data reception or transmission equipment and/or system in or serving the Project, its occupants, and/or Landlord), or otherwise interfere with the use and enjoyment of the Project by Landlord, any tenant of the Project, or any person or entity that has entered or will enter into an agreement with Landlord to install telecommunications or other signal or data reception or transmission equipment in the Project (collectively, “Interference”), (iv) Landlord shall not be required to grant separate access to the Building to Tenant’s telecommunications services and equipment provider in connection with Lines and Equipment, (v) any right granted to Tenant to install, maintain and use Lines and Equipment shall be non exclusive, (vi) Tenant shall pay all costs in connection with this Article 33, and (vii) in the case of Lines, (A) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Project, as determined in Landlord’s reasonable opinion, (B) Lines (including riser cables) shall be appropriately insulated to prevent excessive electromagnetic fields or radiation, and shall be surrounded by a protective conduit reasonably acceptable to Landlord, (C) as a condition to permitting the installation of new Lines,

Landlord may require that Tenant remove existing Lines located in or serving the Premises and repair any damage caused by such removal, and (D) in the case of the installation of new Lines, Tenant, at the time of installation, shall label such Lines, on each floor through which they pass, with an identification system reasonably approved by Landlord. ‘

33.2	Interference.

33.2.1 Tenant’s Interference. Upon notice of any Interference, Tenant shall immediately cooperate with Landlord to identify the source of the Interference and shall, within twenty-four (24) hours, if requested by Landlord, cease all operations of Lines and Equipment (except for intermittent testing as approved by Landlord, which approval shall not be unreasonably withheld, conditioned or delayed) until the Interference has been corrected to the reasonable satisfaction of Landlord, unless Tenant reasonably establishes prior to the expiration of such twenty-four (24) hour period that the Interference is not caused by Tenant’s Lines or Equipment, in which case Tenant may operate its Lines or Equipment pursuant to the terms of this Lease. Tenant shall be responsible for all costs associated with any tests deemed reasonably necessary to resolve any and all Interference as set forth in this Article. If such Interference has not been corrected within ten (10) business days after notice to Tenant of its occurrence, Landlord may (i) require Tenant to remove the specific Line or Equipment causing such Interference pursuant to the terms of Section 33.3.3, or (ii) eliminate the Interference at Tenant’s expense, provided such Interference is actually caused by Tenant’s Lines or Equipment.

33.2.2 Other Party’s Interference. If the lines or equipment of any other party causes Interference with Tenant’s Lines or Equipment, Tenant shall reasonably cooperate with such other party to resolve such Interference in a mutually acceptable manner.

33.3	General Provisions.

33.3.1 Consultation with Landlord. Tenant shall consult with Landlord in advance of any installation of any Lines or Equipment that may cause any Interference at the earliest practicable stage of consideration of such installation.

33.3.2 Landlord’s Rights. Landlord may, but shall not have the obligation to, reasonably direct, monitor, and/or supervise the installation, maintenance, replacement and removal of any Lines or Equipment. The foregoing sentence shall not be a limitation to any other rights Landlord may have under applicable Requirements or otherwise.

33.3.3 Removal. Landlord reserves the right to require Tenant, upon written or verbal notice, to remove any Lines or Equipment located in or serving the Premises which (i) are or were installed in violation of these provisions, or (ii) are at any time in violation of any applicable Requirements, or (iii) present a dangerous or potentially dangerous condition, or (iv) present a threat to the structural integrity of the Building, or (v) threaten to overload the capacity of, or affect the temperature otherwise maintained by, the air conditioning system, or the capacity of the Building’s electrical system, or (vi) have caused Interference that has not been corrected in accordance with Section 33.2.1. In addition, Tenant shall remove Lines and Equipment upon the expiration or earlier termination of this Lease in accordance with Section 34.12. The removal of Lines or Equipment shall be performed by a contractor reasonably approved by Landlord. If Tenant fails to remove any Lines or Equipment as required by Landlord in a diligent and expeditious manner, or if Tenant violates any other provision of this Article 33, Landlord may, after three (3) days’ written notice to Tenant, remove such Lines and/or Equipment, as the case may be, or remedy such other violation, at Tenant’s expense (without limiting Landlord’s other remedies available under this Lease or applicable Requirements); provided, however, that Landlord shall have the right to remove any such Lines and/or Equipment immediately, without notice to Tenant, in the event of an emergency.

33.3.4 Approval by Landlord. Landlord’s approval of, or requirements concerning, Lines and Equipment, the plans, specifications or drawings related thereto or Tenant’s contractors, subcontractors, or service provider, shall not be deemed a warranty as to the adequacy thereof, and Landlord hereby disclaims any responsibility or liability for the same. Landlord further disclaims all responsibility for the condition, security or utility of Lines and Equipment, and makes no representation regarding the suitability of any such Lines or Equipment for Tenant’s intended use or the adequacy or fitness of the Building systems for any such Lines or Equipment.

33.3.5 Waiver of Claims. Landlord shall have no liability for damages arising from, and Landlord does not warrant that Tenant’s use of any Lines or Equipment will be free from, the following: (i) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines and/or Equipment by or for other tenants or occupants of the Project, by any failure of the environmental conditions or the power supply for the Building to conform to any requirements for the Lines and/or Equipment, or any other problems associated with any Lines and/or Equipment by any other cause; (ii) any failure of any Lines and/or Equipment to satisfy Tenant’s requirements; (iii) any eavesdropping or wire-tapping by unauthorized parties; or (iv) any Interference with Tenant’s Lines and/or Equipment caused by the lines and/or equipment of any other party. Without limiting the generality of any other provision of this Lease, in no event shall Landlord be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from the foregoing occurrences. Tenant further waives any right to claim that any occurrence described in clauses (i), (ii) and (iii) above constitutes grounds for a claim of abatement of Rent, actual or constructive eviction, or termination of this Lease.

33.3.6 Acknowledgment. Tenant acknowledges that Landlord has granted and/or may grant lease rights, licenses, and other rights to other tenants and occupants of the Project and to telecommunications service providers.

33.3.7 No Solicitation. Tenant shall not solicit, suffer, or permit other tenants or occupants of the Project to use its Lines or Equipment (including, without limitation, its wireless intranet, Internet and other communications network).

34.	Miscellaneous.

34.1    No Joint Venture. This Lease does not create any partnership or joint venture or similar relationship between Landlord and Tenant.

34.2    Successors and Assigns. Subject to the provisions of Article 17 regarding assignment, all of the provisions, terms, covenants and conditions contained in this Lease shall bind, and inure to the benefit of, the parties and their respective successors and assigns.

34.3    Construction and Interpretation. The words “Landlord” and “Tenant” include the plural as well as the singular. If there is more than one person comprising Tenant, the obligations under this Lease imposed on Tenant are joint and several. References to a party or parties refers to Landlord or Tenant, or both, as the context may require. The captions preceding the Articles, Sections and subsections of this Lease are inserted solely for convenience of reference and shall have no effect upon, and shall be disregarded in connection with, the construction and interpretation of this Lease. Use in this Lease of the words “including”, “such as”, or words of similar import when following a general matter, shall not be construed to limit such matter to the enumerated items or matters whether or not language of nonlimitation (such as “without limitation”) is used with reference thereto. All provisions of this Lease have been negotiated at arm’s length between the parties and after advice by counsel and other representatives chosen by each party and the parties are fully informed with respect thereto. Therefore, this Lease shall not be construed for or against either party by reason of the authorship or alleged authorship of any provision hereof, or by reason of the status of the parties as Landlord or Tenant, and the provisions of this Lease and the Exhibits hereto shall be construed as a whole according to their common meaning in order to effectuate the intent of the parties under the terms of this Lease.

34.4    Severability. If any provision of this Lease, or the application thereof to any person or circumstance, is determined to be illegal, invalid or unenforceable, the remainder of this Lease, or its application to persons or circumstances other than those as to which it is illegal, invalid or unenforceable, shall not be affected thereby and shall remain in full force and effect, unless enforcement of this Lease as so invalidated would be unreasonable or grossly inequitable under the circumstances, or would frustrate the purposes of this Lease.

34.5    Entire Agreement; Amendments. This Lease, together with the Exhibits hereto and any Addenda identified on the Basic Lease Information, contains all the representations and the entire agreement between the parties with respect to the subject matter hereof and any prior negotiations, correspondence, memoranda, agreements, representations or warranties are replaced in total by this Lease, the Exhibits hereto and such Addenda. Neither Landlord nor Landlord’s agents have made any warranties or representations with respect to the Premises or any other portion of the Building, except as expressly set forth in this Lease. This Lease may be modified or amended only by an agreement in writing signed by both parties.

34.6    Governing Law. This Lease shall be governed by and construed pursuant to the laws of the State of California.

34.7    Litigation Expenses. If either party brings any action or proceeding against the other (including any cross-complaint, counterclaim or third party claim) to enforce or interpret this Lease or otherwise arising out of this Lease, the prevailing party in such action or proceeding shall be entitled to its costs and expenses of suit, including reasonable attorneys’ fees and accountants’ fees.

34.8    Standards of Performance and Approvals. Unless otherwise provided in this Lease, (i) each party shall act in a reasonable manner in exercising or undertaking its rights, duties and obligations under this Lease and (ii) whenever approval, consent or satisfaction (collectively, an “approval”) is required of a party pursuant to this Lease or an Exhibit hereto, such approval shall not be unreasonably withheld, conditioned, or delayed. Unless provision is made for a specific time period, each party shall cooperate to grant approval (or disapproval) within a reasonable time period, but in no event more twenty (20) days after receipt of the request for approval provided that such request is accompanied by all such information required by the terms of this Lease to be submitted with such approval. Nothing contained in this Lease shall, however, limit the right of a party to act or exercise its business judgment in a subjective manner with respect to any matter as to which it has been (A) specifically granted such right, (B) granted the right to act in its sole discretion or sole judgment, or (C) granted the right to make a subjective judgment hereunder, whether “objectively” reasonable under the circumstances and any such exercise shall not be deemed inconsistent with any covenant of good faith and fair dealing implied by law to be part of this Lease. The parties have set forth in this Lease their entire understanding with respect to the terms, covenants, conditions and standards pursuant to which their obligations are to be judged and their performance measured, including the provisions of Article 17 with respect to assignments and sublettings.

34.9    Brokers. Landlord shall pay to Landlord’s Broker and Tenant’s Broker, if any as specified in the Basic Lease Information of this Lease, a commission in connection with such Brokers’ negotiation of this Lease pursuant to a separate agreement or agreements between Landlord and such Brokers; other than such Brokers, Landlord and Tenant each represent and warrant to the other that no broker, agent, or finder has procured or was involved in the negotiation of this Lease and no such broker, agent or finder is or may be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant shall each indemnify, defend, protect and hold the other harmless from and against any and all liability, loss, damages, claims, costs and expenses (including reasonable attorneys’ fees) resulting from claims that may be asserted against the indemnified party in breach of the foregoing warranty and representation.

34.10 Memorandum of Lease. Tenant shall, upon request of Landlord, execute, acknowledge and deliver a short form memorandum of this Lease (and any amendment hereto) in form suitable for recording. In no event shall this Lease or any memorandum thereof be recorded by Tenant.

34.11 Quiet Enjoyment. Upon paying the Rent and performing all its obligations under this Lease, Tenant may peacefully and quietly enjoy the Premises during the Term as against all persons or entities claiming by or through Landlord, subject, however, to the provisions of this Lease and any encumbrances as specified in Article 21.

34.12 Surrender of Premises. Upon the Expiration Date or earlier termination of this Lease, Tenant shall quietly and peacefully surrender the Premises to Landlord in the condition specified in Article 9 above. On or before the Expiration Date or earlier termination of this Lease, Tenant shall remove all of its personal property from the Premises and repair at its cost and expense all damage to the Premises or Building caused by such removal. In addition, Tenant, at its cost and expense, shall remove all Lines installed by or for Tenant that are located within the Premises or, in the case of Lines exclusively serving the Premises, anywhere in the Project, including, without limitation, the Building plenum, risers and all conduits, and repair all damage to the Project caused by such removal as follows: (i) in the case of the expiration of the Term, Tenant shall remove such Lines and repair such damage on or before the Expiration Date, unless Landlord notifies Tenant, at least thirty (30) days prior to the Expiration Date, that such Lines shall be surrendered with the Premises; and (ii) in the case of the earlier termination of this Lease, Tenant shall remove such Lines and repair such damage promptly after receipt of a notice from Landlord requiring such removal and repair. Any Lines not required to be removed pursuant to this Section shall become the property of Landlord (without payment by Landlord), and shall be surrendered in good condition and working order, lien free, and properly labeled with an identification system reasonably approved by Landlord. All personal property of Tenant not removed hereunder shall be deemed, at Landlord’s option, to be abandoned by Tenant and Landlord may, without any liability to Tenant for loss or damage thereto or loss of use thereof, store such property in Tenant’s name at Tenant’s expense and/or dispose of the same in any manner permitted by law.

34.13 Building Directory. Landlord shall reserve one (1) strip on the Building Directory for purposes of identifying Tenant’s business, and shall provide Building standard suite identification signage in the elevator lobby of the floor on which the Premises is located. All costs for the initial strip on the Building Directory and the Building standard suite identification shall be borne by Landlord and all costs for replacement, additions or changes shall be borne by Tenant.

34.14	Tenant’s Signs.

34.14.1 General. Without Landlord’s prior written consent as to size, design and location, which consent may be withheld in Landlord’s sole discretion, and further subject to the Emeryville sign ordinance, Tenant shall not place on the Premises or on the Building any exterior signs nor any interior signs that are visible from the exterior of the Premises or Building. Tenant shall pay all costs and expenses relating to any such sign approved by Landlord, including without limitation, the cost of the installation and maintenance of the sign. On the date of expiration or earlier termination of this Lease, Tenant, at its sole cost and expense, shall remove all signs and repair any damage caused by such removal.

34.14.2 Tenant’s Signage Right. Notwithstanding the foregoing, Idetic, Inc., a Delaware corporation or any Related Entity of Idetic, Inc. shall have a right (“Tenant’s Signage Right”) to install or construct a single sign on the exterior of the Building identifying Tenant (“Tenant’s Sign”) subject to the following terms and conditions:

(a) Tenant’s Signage Right shall commence on the date that the following are satisfied: (i) Landlord’s exterior signage program has been finally and unconditionally approved by the City of Emeryville, (ii) Landlord has informed Tenant in writing that Landlord has approved any terms and conditions imposed by the City that Landlord had not included as part of its submittal to the City, (iii) Tenant has informed Landlord in writing within thirty (30) days after Landlord’s notice to Tenant under the preceding clause (ii) that Tenant is exercising Tenant’s Signage Right as provided herein, and Tenant is not then in default under this Lease, and (iv) Tenant has paid Five Thousand Dollars ($5,000.00) to Landlord, which amount shall be applied to Tenant’s first monthly obligation for Signage Rent (as defined below). If Tenant does not exercise Tenant’s Signage Right as described herein and within the time periods provided herein, then Tenant’s Signage Right under this Section 34.14.2 shall be of no further force and effect. If Tenant exercises Tenant’s Signage Right as described herein and within the time periods provided herein, then Tenant’s Signage Right shall continue hereunder until the Expiration Date or earlier termination of this Lease; provided, however, Tenant’s Signage Right is personal to Idetic, Inc., a Delaware corporation, and any Related Entity of Idetic, Inc., and may not be assigned, sublet or transferred to any other person or entity, whether in connection with an approved or permitted assignment or subletting under this Lease or otherwise.

(b) Landlord agrees to use commercially reasonable efforts to obtain the City of Emeryville’s approval of its proposed exterior signage program on terms and conditions acceptable to Landlord, in its sole discretion.

(c) If Tenant exercises Tenant’s Signage Right in accordance with the requirements of Section 34.14.2(a), the following terms and conditions shall also apply: (i) Tenant shall pay all costs and expenses relating to Tenant’s Sign, including without limitation, the cost of the installation and maintenance of Tenant’s Sign; (ii) the size, location, material, lighting, installation method and design of Tenant’s Sign shall comply with Landlord’s approved exterior signage program and shall also be subject to the approval of all necessary governmental authorities and compliance with all applicable Requirements; (iii) on the Expiration Date or earlier termination of this Lease, Tenant, at its sole cost and expense, shall remove Tenant’s Sign and repair any damage caused by such removal.

(d) If Tenant exercises Tenant’s Signage Right in accordance with the requirements of Section 34.14.2(a), then Tenant shall pay, as additional rent under this Lease, at the same time and place as Tenant’s payments of Base Rent, the amount of Five Thousand Dollars ($5,000.00) per month, in advance on or before the first day of each calendar month of the Term (“Signage Rent”); provided, however, if on the date that Tenant exercises Tenant’s Signage Right in accordance with the requirements of Section 34.14.2(a), the Rentable Area of the Premises occupied by Tenant is greater than 35,000 square feet and is also greater than the premises leased to any other tenant in the Building, then the Signage Rent payable hereunder shall be reduced to $0.00 per month. Tenant’s obligation to pay Signage Rent shall commence as of the earlier of (i) sixty days after Tenant’s exercise of Tenant’s Signage Right in accordance with the requirements of Section 34.14.2(a), or (b) the date of installation of Tenant’s Sign, and shall continue until the Expiration Date or earlier termination of this Lease.

(e) Notwithstanding anything to the contrary above, the Sign shall only identify the Tenant as “Idetic” or “Idetic, Inc.”. No other name shall be used or included in the Sign unless Tenant has obtained Landlord’s prior written consent to the use or inclusion of a different or additional name in the Sign (a “Name Change”), which consent shall not be unreasonably withheld. Without limiting the grounds on which it may be reasonable for Landlord to withhold its consent to a Name Change, Tenant agrees that Landlord would be acting reasonably in withholding its consent in the following instances: (i) if the Name Change results in a violation or a breach of any other lease at the Project; or (ii) if the Name Change involves the name of a business that is a competitor of (A) a then-existing tenant at the Project,

(b) any prospective tenant with whom Landlord is negotiating, or (C) any prospective purchaser of the Project; or (iii) the Name Change would not be compatible with the types of tenancies then occupying the Project.

34.15 Name of Building; Address. Tenant shall not use the name of the Building for any purpose other than as the address of the business conducted by Tenant in the Premises. Tenant shall, in connection with all correspondence, mail or deliveries made to or from the Premises, use the official Building address specified from time to time by Landlord.

34.16 Exhibits. The Exhibits specified in the Basic Lease Information are by this reference made a part hereof.

34.17 Time of the Essence. Time is of the essence of this Lease and of the performance of each of the provisions contained in this Lease.

34.18 Confidentiality of Tenant’s Financial Information. Landlord agrees that any of Tenant’s financial information that is provided to Landlord and is marked as “confidential” (excluding any information that (a) is or becomes generally available to the public, or (b) was or becomes available to Landlord on a non-confidential basis, shall only be used by Landlord for the purpose of evaluating Tenant’s ability to fulfill its obligations under this Lease and shall otherwise be maintained as confidential by Landlord; provided, however, any such information may be provided to Landlord’s partners, members, employees, legal counsel, and lenders, as well as potential lenders and potential purchasers or equity investors, who need to know such information for the purpose of evaluating Tenant’s ability to fulfill its financial obligations under this Lease or to otherwise evaluate acquisition of the Property or an interest therein.

IN WITNESS WHEREOF, the parties have executed this Lease as of the Lease Date.

LANDLORD:

BAY CENTER OFFICE, LLC, a Delaware limited liability company

By:	EmeryOffice, LLC, a Delaware limited liability company, Its: Administrative Member

By:	TMG Partners, a California corporation, Its: Manager

By:	/s/ CATHY GREENWOLD
Printed Name:	Cathy Greenwold
Title:	EVP

TENANT:

IDETIC, INC., a Delaware corporation

By:	/s/ PHILLIP ALVELDA
Printed Name:	Phillip Alvelda
Title:	CEO

By:	/s/ JEFF ANNISON
Printed Name:	Jeff Annison
Title:	VP Eng

0' 5' 10' 20' 30' 60'
CHRISTIE AVENUE
North
Bay Center Building 'A' 5th Floor
IBSEN / SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX: 595/1853
Exhibit A1.0 - 5th Floor
6425 Christie Ave., Suite 500
4/01/05 Not To Scale
For Reference Purposes Only
Exhibit A1.0

EXHIBIT B

LEGAL DESCRIPTION OF LAND

Land located in Emeryville, California, as follows:

TRACT ONE:

Parcels 1 and 2, as shown on Parcel Map 4664, filed December 30, 1985, in Book 159 of Parcel Maps at Pages 16 and 17, Alameda County Records.

TRACT TWO:

Parcel A, as shown on Parcel Map 4947, filed February 26, 1987, in Book 165 of Parcel Maps, at pages 96 and 97, Alameda County Records.

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EXHIBIT C

TENANT WORK LETTER

This Tenant Work Letter (“Agreement”) is part of the Office Lease (“Lease”) relating to certain premises (“Premises”) which are more particularly shown in Exhibit A of the Lease. Landlord and Tenant agree as follows with respect to the improvements to be installed in the Premises:

1.	PLANS AND SPECIFICATIONS

A.    Approved Plan. The floor plan, as drafted by lbsen/Senty Architecture, dated March 29, 2005, for construction of the improvements to the Premises by Landlord is hereby approved by Landlord and Tenant and attached hereto as Exhibit C-1 (the “Approved Plan”).

2.	CONSTRUCTION OF TENANT IMPROVEMENTS.

A.    Construction by Landlord. Landlord shall cause construction of the Tenant Improvements (sometimes referred to herein as “Landlord’s Work”) to be completed in a good and workmanlike manner.

B.    Tenant Improvements Cost. The cost of the Tenant Improvements (“Tenant Improvements Cost”) to be paid by Landlord shall include, but not be limited to:

(i)      All costs of preliminary and final architectural and engineering plans, drawings and specifications for the Tenant Improvements;

(ii)     All costs of obtaining building permits and other necessary authorizations from the applicable governmental authority;

(iii)    All costs of interior design and finish schedule plans, drawings and specifications including as-built drawings;

(iv)    All direct and indirect costs of procuring and installing Tenant Improvements in the Premises, including the contractor’s fee for overhead and profit, the cost of all of contractor’s on-site supervisory and administrative staff, office, equipment and temporary services provided in connection with construction of the Tenant Improvements;

(v)     All costs associated with compliance with the Americans with Disabilities Act, other applicable laws, and fire and safety code codes related to the initial Tenant Improvements in the Premises.

(vi)    Fire and Builder’s All-Risk insurance and public liability insurance premiums and fees.

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3.	CHANGE REQUESTS.

A.    No changes to the Approved Plan requested by Tenant shall be made without Landlord’s prior approval, which approval shall not be unreasonably withheld; provided, however, that no change request shall affect the structure of the Building. Any changes to the Approved Plan shall be in writing and shall be signed by both Landlord and Tenant prior to the change being made. Tenant shall not instruct or direct Landlord’s contractor, workmen, subcontractors, material suppliers, or others performing the construction of the Tenant Improvements. Tenant shall direct all inquiries and requests relating to the construction work to Landlord or Landlord’s designated agent. Tenant shall be responsible for any added costs or delays resulting from Tenant’s actions which are contrary to this Paragraph3.

B.    Tenant shall pay Landlord in cash, within thirty (30) days after receipt of an itemized written bill from Landlord, any additional costs for changes requested by Tenant, including, without limitation, architectural fees and increases in construction costs caused by the delay. A change request shall constitute an agreement by Tenant to any reasonable delay in substantial completion caused by reviewing, processing and implementing the change. The Lease, at Landlord’s option, shall commence on the date it would have otherwise commenced but for any such delays.

C.    As soon as reasonably possible after receipt of a written change request from Tenant, Landlord shall notify Tenant of Landlord’s approval or disapproval of the request; and, if the request is approved, of an estimated increase in costs, if any, and an estimate of the effect the change shall have on the projected date for substantial completion of the Tenant Improvements.

D.    Landlord shall have the authority, without the consent of Tenant, to order minor changes in the Tenant Improvements not involving an increase in cost to Tenant or a delay in the Lease Commencement Date and not inconsistent with the intent of the Approved Plan.

4.      COOPERATION. Landlord and Tenant shall cooperate and Landlord shall diligently assist the contractor in completing construction of the Tenant Improvements.

5.      TENANT DELAYS. The Tenant Improvements shall be “substantially completed” (as described in Section 3.1.2 of the Lease) prior to the date of delivery of the Premises to Tenant by Landlord; however, if the date of delivery of the Premises to Tenant by Landlord is delayed and the cause of the delay in the delivery of the Premises is attributable to Tenant, then the date of delivery of the Premises for purposes of calculating the commencement of Base Rent shall be the date the delivery of the Premises would have occurred but for such delay. Payments for any partial month shall be prorated on the basis of a thirty (30) day month. Delays attributable to Tenant shall include those caused by:

A.	Tenant’s request for special materials, finishes or installations not included in the Approved Plan which are not readily available;

B.    Tenant’s change requests pursuant to this Exhibit C that result in delays; and

C.    Interference with Landlord’s work caused by Tenant or by Tenant’s agents.

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LANDLORD:

BAY CENTER OFFICE, LLC, a Delaware limited liability company

By:	EmeryOffice, LLC, a Delaware limited liability company, Its: Administrative Member

By:	TMG Partners, a California corporation, Its: Manager

By:	/s/ CATHY GREENWOLD
Printed Name:	Cathy Greenwold
Title:	EVP

TENANT:

IDETIC, INC., a Delaware corporation

By:	/s/ PHILLIP ALVELDA
Printed Name:	Phillip Alvelda
Title:	CEO

By:	/s/ JEFF ANNISON
Printed Name:	Jeff Annison
Title:	VP Eng

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EXHIBIT D

BAY CENTER OFFICES

RULES AND REGULATIONS

Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

1. Tenant shall not alter any lock, card access or entry devices or install any new or additional locks, card access or entry devices or bolts on any doors or windows of the Premises without obtaining Landlord’s prior written consent. Tenant shall bear the cost of any lock, card access or entry device changes or repairs required by Tenant. Landlord will furnish two keys for the Premises, and any additional keys, cards or entry devices required by Tenant must be obtained from Landlord at a reasonable cost to be established by Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys, cards or entry devices of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys, cards or entry devices so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock, card or entry device or locks or entry devices opened by such lost key, card access or entry device if Landlord shall deem it necessary to make such changes.

2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises, with the exception of doors that are on magnetic hold open devices.

3. Landlord reserves the right to close and keep locked all entrance and exit doors of the Building during such hours as is customary for comparable buildings in the vicinity of the Project. Tenant, its employees and agents must be sure that the doors to the Building are securely closed and locked when leaving the Premises if it is after the normal hours of business for the Building. The Landlord and his agents shall in no case be liable for damages for any error with regard to the admission to or exclusion from the Building of any person. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

4. No furniture, freight or equipment of any kind shall be brought into the Building without prior notice to Landlord. All moving activity into or out of the Building shall be scheduled with Landlord and done only at such time and in such manner as Landlord designates. Landlord shall have the right to prescribe the weight, size and position of all safes and other heavy property brought into the Building and also the times and manner of moving the same in and out of the Building. Safes and other heavy objects shall, if considered necessary by Landlord, stand on supports of such thickness as is necessary to properly distribute the weight. Landlord will not be responsible for loss of or damage to any such safe or property in any case. Any damage to any part of the Building, its contents, occupants or visitors by moving or

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maintaining any such safe or other property shall be the sole responsibility and expense of Tenant.

5. No furniture, packages, supplies, equipment or merchandise will be received in the Building or carried up or down in the elevators, except between such hours, in such specific elevator and by such personnel as shall be designated by Landlord.

6. The Lease has specific requirements for the form and method of delivery of notices to Landlord under the Lease. However, where a written notice under the Lease is not required (e.g., if Tenant has questions or requests about Tenant’s operational requirements or about the operation of the Building or the Project), Tenant should contact Landlord’s property management staff at the property management office for the Project or at such other office location as designated by Landlord.

7. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

8. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

9. Tenant shall not overload the floor of the Premises, nor (except as required to hang decorative wall hangings, pictures, etc.) mark, drive nails or screws, or drill into the partitions, woodwork or drywall or in any way deface the Premises or any part thereof without Landlord’s prior written consent.

10. Except for vending machines intended for the sole use of Tenant’s employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

11. Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid, chemical, substance or material.

12. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

13. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

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14. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

15. No cooking shall be done or permitted on the Premises, common areas of the Building or Project, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters’ laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

16. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises provided for in the Lease. Tenant shall not occupy or permit any portion of the Premises to be occupied as an office for a messenger-type operation or dispatch office, public stenographer or typist, or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a medical office, or as a barber or manicure shop, or as an employment bureau without the express prior written consent of Landlord. Tenant shall not engage or pay any employees on the Premises except those actually working for such tenant on the Premises nor advertise for laborers giving an address at the Premises.

17. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

18. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any common areas of the Building or the Project for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

19. Tenant shall not waste electricity, water or air conditioning and agrees to reasonably cooperate with Landlord to ensure the most effective operation of the Building’s heating and air conditioning system, and shall refrain from attempting to adjust any controls.

20. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the city in which the Project is located without violation of any law or ordinance governing such disposal. All trash, garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes at such times as Landlord shall designate.

21. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

22. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall

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be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

23. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall abide by Landlord’s regulations concerning the opening and closing of window coverings, which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or common areas of the Building or the Project.

24. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

25. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

26. Tenant must comply with any non-smoking ordinance adopted by any applicable governmental authority.

27. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

28. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

29. Tenant shall not use in any space or in the public halls of the Building, any hand trucks except those equipped with rubber tires and rubber side guards.

30. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

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31. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

32. Tenant, Tenant’s agents, servants, employees, contractors, licensees or visitors shall not park any vehicles in driveways, service entrances, or areas posted as No Parking.

33. Tenant shall not use the name of Bay Center Offices for any purpose other than as the address of the business to be conducted by Tenant in the Premises, nor in its advertising, stationery (except as the address of the business to be conducted by Tenant in the premises) or in any other manner without the prior written permission of Landlord. Landlord expressly reserves the right at any time to change said name without in any manner being liable to Tenant therefore.

34. If the premises is or becomes infested with vermin as a result of the use or any misuse or neglect of Premises by Tenant, its agents, servants, employees, contractors, visitors, or licensees, the premises shall be exterminated from time to time to the satisfaction of Landlord and shall employ such licensed exterminators as shall be approved in writing in advance by Landlord.

35. Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord’s judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, common areas of the Building or the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord shall use reasonable efforts to enforce the Rules and Regulations in a nondiscriminatory manner. However, based on the facts and circumstances of any particular situation, Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.

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EXHIBIT E

CONFIRMATION OF TERM

LEASE DATE:

LANDLORD:	Bay Center Office, LLC

TENANT:	Idetic, Inc.

PREMISES:

Pursuant to Section 3 of the above-referenced Lease, the Commencement Date as defined in Section 3 shall be                     ,

LANDLORD:

BAY CENTER OFFICE, LLC, a Delaware limited liability company

By:	EmeryOffice, LLC, a Delaware limited liability company, Its: Administrative Member

By:	TMG Partners, a California corporation, Its: Manager

By:
Printed Name:
Title:

TENANT:

IDETIC, INC., a Delaware corporation

By:
Printed Name:
Title:

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FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (the “First Amendment”) is made and entered into as of March 6, 2006 (the “Effective Date”) by and between Bay Center Office, LLC, a Delaware limited liability company (“Landlord”) and MobiTV, Inc., a Delaware corporation (“Tenant”), formerly known as Idetic, Inc.

RECITALS

This First Amendment is entered into upon the basis of, and with reference to the following facts, understandings and intentions of the parties:

A. By that certain Lease dated April 6, 2005 (the “Lease”), Landlord leased and demised to Tenant, those certain premises comprised of approximately 23,104 square feet of rentable area on the fifth (5th) floor of the building at 6425 Christie Avenue, Emeryville, California (the “Building”), as shown on the Floor Plans attached to the Lease as Exhibit A, as further described in the Lease.

B. Landlord and Tenant now wish to amend the Lease to amend Section 34.14 of the Lease regarding Tenant’s signage rights at the Building, as more fully described in this First Amendment.

NOW, THEREFORE, for good and valuable consideration, including the mutual covenants contained in the Lease and in this First Amendment, Landlord and Tenant hereby agree as follows:

1. Defined Terms. Except as expressly provided otherwise in this First Amendment, the terms that are defined in the Lease have the same meanings when used in this First Amendment.

2. Tenant’s Signs. Section 34.14 of the Lease is hereby amended and restated in its entirety as follows:

34.14.1 General. Without Landlord’s prior written consent as to size, design and location, which consent may be withheld in Landlord’s sole discretion, and further subject to the Emeryville sign ordinance, Tenant shall not place on the Premises or on the Building any exterior signs nor any interior signs that are visible from the exterior of the Premises or Building. Tenant shall pay all costs and expenses relating to any such sign approved by Landlord, including without limitation, the cost of the installation and maintenance of the sign. On the date of expiration or earlier termination of this Lease, Tenant, at its sole cost and expense, shall remove all signs and repair any damage caused by such removal.

34.14.2 Tenant’s Signage Right. Landlord has received the approval of the City of Emeryville of Landlord’s exterior signage program, which

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approval is attached to this First Amendment collectively as Exhibit A (“Landlord’s Signage Program”). Tenant has provided Landlord with the following (i) Tenant’s City of Emeryville Building Department permit number 0601-028, dated March 2, 2006, (ii) two (2) pages of Sign Elevations, signed and dated February 24, 2006, (iii) structural calculations that are signed, stamped and dated January 28, 2006, and (iv) Arrow Design drawings A-1 and A-2, dated January 28, 2006 (collectively, “Tenant’s Sign Specifications), which are attached to this First Amendment collectively as Exhibit B. Subject to the terms and conditions of the Lease, including this First Amendment and the exhibits hereto), MobiTV, Inc., a Delaware corporation or any Related Entity of MobiTV, Inc. shall have a right (“Tenant’s Signage Right”) to install or construct a single sign on the exterior of the Building identifying Tenant provided that such sign conforms with Tenant’s Sign Specifications and is in conformity with Landlord’s Signage Program (“‘Tenant’s Sign”) subject to the following terms and conditions:

(a) Effective as of January 1, 2006, Tenant shall pay, as additional rent under this Lease, at the same time and place as Tenant’s payments of Base Rent, the amount of Five Thousand Dollars ($5,000.00) per month (“Signage Rent”), in advance on or before the first day of each calendar month of the Term.

(b) Tenant shall pay all costs and expenses relating to Tenant’s Sign, including without limitation, the cost of the installation and maintenance of Tenant’s Sign. The size, location, material, lighting, installation method and design of Tenant’s Sign shall comply with Landlord’s approved exterior signage program and shall also be subject to the approval of all necessary governmental authorities and compliance with all applicable Requirements. On the Expiration Date or earlier termination of this Lease, Tenant, at its sole cost and expense, shall remove Tenant’s Sign and repair any damage caused by such removal.

(c) Notwithstanding anything to the contrary above, the Sign shall only identify the Tenant as “MobiTV” or “MobiTV, Inc.”. No other name shall be used or included in the Sign unless Tenant has obtained Landlord’s prior written consent to the use or inclusion of a different or additional name in the Sign (a “Name Change”), which consent shall not be unreasonably withheld. Without limiting the grounds on which it may be reasonable for Landlord to withhold its consent to a Name Change, Tenant agrees that Landlord would be acting reasonably in withholding its consent in the following instances: (i) if the Name Change results in a violation or a breach of any other lease at the Project; or (ii) if the Name Change involves the name of a business that is a competitor of (A) a then-existing tenant at the Project, (B) any prospective tenant with whom Landlord is negotiating, or (C) any prospective purchaser of the Project; or (iii) the Name Change would not be compatible with the types of tenancies then occupying the Project.

2

(d) Tenant’s Signage Right shall continue hereunder until the Expiration Date or earlier termination of this Lease; provided, however, Tenant’s Signage Right is personal to MobiTV, Inc, a Delaware corporation, and any Related Entity of MobiTV, Inc., and may not be assigned, sublet or transferred to any other person or entity, whether in connection with an approved or permitted assignment or subletting under this Lease or otherwise.

3. No Further Amendment. Except as amended by this First Amendment, the Lease shall continue in full force and effect and in accordance with all of its terms. This First Amendment and the Lease shall be construed as a whole in order to effectuate the intent of the parties to amend the Lease in the manner specified in this First Amendment. All provisions of the Lease affected by this First Amendment shall be deemed amended regardless of whether so specified in this First Amendment. Subject to the foregoing, if any provision of the Lease conflicts with the terms of this First Amendment, then the provisions of this First Amendment shall control.

4. Governing Law. This First Amendment shall be construed in accordance with and governed by the laws of the State of California.

5. Execution. This First Amendment shall not be effective until executed by all of the parties hereto.

6. Partial Invalidity. If any one or more of the provisions contained in this First Amendment shall be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not be affected in any way thereby.

7. Effective Date of Amendment. The effective date of this First Amendment and each and every provision herein is the date first written above unless otherwise stated herein.

8. Representations and Warranties. As a material inducement to Landlord to enter into this First Amendment, Tenant represents and warrants to Landlord that, as of the date of this First Amendment:

(a) The Lease is in full force and effect. There are no defaults by Landlord or Tenant under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease. Tenant has no defenses or rights of offset under the Lease.

(b) Tenant has full right, power and authority to enter into this First Amendment. The Lease, as amended by this First Amendment, are binding obligations of Tenant, enforceable in accordance with their respective terms.

(c) Tenant is the sole lawful tenant under the Lease, and Tenant has not sublet, assigned, conveyed, encumbered or otherwise transferred any of the right, title or interest of Tenant under the Lease or arising from its use or occupancy of the Premises, and no other

3

person, partnership, corporation or other entity has any right, title or interest in the Lease or the Premises, or the right to occupy or use all or any part of the Premises.

(d) Tenant has had no dealings with any real estate broker, agent or finder in connection with the execution of this First Amendment, and Tenant knows of no real estate broker, agent or finder who is entitled to a commission in connection with this First Amendment. Tenant agrees to indemnify and defend Landlord against and hold Landlord harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker, agent or finder occurring by, through or under Tenant in connection with this First Amendment.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first written above.

LANDLORD:

BAY CENTER OFFICE, LLC,
a Delaware limited liability company

By:	EmeryOffice, LLC,
a Delaware limited liability company, Its: Administrative Member

	By:	TMG Partners,
A California corporation,
Its: Manager

By:	/s/ CATHY GREENWOLD

Printed Name:	Cathy Greenwold

Title:	Executive Vice President

TENANT:

MobiTV, Inc., a Delaware corporation

By:	/s/ [ILLEGIBLE]
Its:	CEO

By:	/s/ [ILLEGIBLE]
Its:	CEO

4

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Lease must be executed by the chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

5

EXHIBIT A

Approval by City of Emeryville of Landlord’s Exterior Signage Program

6

CONDITIONS OF APPROVAL

Bay Center Offices

6425/6455/6475 Christie Avenue

SA05-06: Exhibit A – Conditions of Approval

June 23, 2005

I.	COMPLIANCE WITH APPROVALS

A.	PROJECT APPROVALS. The project shall be constructed and operated in accordance with the following actions by the Planning Commission:

1.	A Major Design Review Permit for a Master Sign Program at 6425/6455/6475 Christie Avenue, in accordance with the staff report dated June 16th, 2005, as modified by these Conditions of Approval.

Any additional design modifications will require a separate application and approval.

B.	APPROVED PLANS. The approved signs shall be in accordance with the plans and photographs submitted on May 9th, 2005.

C.	INSTALLATION AND MAINTENANCE OF IMPROVEMENTS. All improvements shall be installed in accordance with these approvals. Once constructed or installed, all improvements shall be maintained as approved. Minor changes may be approved by the Planning Director.

D.	COMPLIANCE WITH THE MUNICIPAL CODE AND GENERAL PLAN. No part of this approval shall be construed to be a violation of the Emeryville Municipal Code or the General Plan. Operations on this site shall be conducted in a manner that does not create a public or private nuisance or otherwise violate the Emeryville Municipal Code.

E.

FAlLURE TO COMPLY WITH CONDITIONS OF APPROVAL. If Applicant constructs buildings or makes improvements in accordance with these approvals, but fails to comply with any of the conditions of approval or limitations set forth in these Conditions of Approval and does not cure any such failure within a

Planning Commission Staff Report

Bay Center Office (SA05-06)

June 23, 2005

reasonable time after notice from the City of Emeryville (“City”), then such failure shall be cause for nonissuance of a certificate of occupancy, revocation or modification of these approvals or any other remedies available to the City.

F.	APPLICATION TO SUCCESSORS IN INTEREST. These Conditions of Approval shall apply to any successor in interest in the property and Applicant· shall be responsible for assuring that the successor in interest is informed of the terms and conditions of this zoning approval.

G.	INDEMNIFICATION BY APPLICANT. Applicant, its assignees, and successors-in-interest shall defend, hold harmless, and indemnify the City of Emeryville, the City of Emeryville Redevelopment Agency, the Bay Cities Joint Powers Insurance Authority and their respective officials, officers, agents and employees (the “Indemnified Parties”) against all claims, demands, and judgements or other forms of legal and or equitable relief, which may or shall result from: 1) any legal challenge or referendum filed and prosecuted to overturn, set-aside, stay or otherwise rescind any or all final project or zoning approvals, analysis under the California Environmental Quality Act or granting of any permit issued in accordance with the Project; or, 2) Applicant’s design, construction and/or maintenance of the public improvements set forth in the final building plans. Applicant shall pay for all direct and indirect costs associated · with any action herein. Direct and indirect costs as used herein shall mean but not be limited to attorney’s fees, expert witness fees, and court costs including, without limitation, City Attorney time and overhead costs and other City Staff overhead costs and normal day-to-day business expenses incurred by the City. The Indemnified Parties shall promptly notify the Applicant, its assignees, and successors-in-interest of any claim, demand, or legal actions that may create a claim for indemnification under this section and shall fully cooperate with Applicant, its assignees and successors-in-interest.

H.	MAINTENANCE AND GRAFFITI REMOVAL. The site and improvements shall be well maintained and kept free of litter, debris, weeds and graffiti. Any · graffiti shall be removed within 72 hours of discovery in a manner which retains the existing color and texture of the original sign as most practically feasible.

BAY CENTER OFFICE, L.L.C.

• TENANT BUILDING ID SIGNAGE PROGRAM •

FINAL CITY REVIEW PACKAGE

PREPARED BY BARBARA LEISTICO GRAPHIC DESIGN

MAY 9, 2005

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Sign Type	Total
A Primary Anchor Tenant Building ID (mounted to building glass spandrel facade)	3 sets
B Secondary Anchor Tenant Building ID (mounted to building brick facade)	3 sets
Non-Illuminated or Illuminated Options (TBD by individual tenants)	
C Non-Illuminated Site Monument (freestanding within landscaping)	6 (2 per bldg.)

65th Street
Christie Avenue
64th Street
LaCoste Street
6475
Building C
6455
Building B
6425
Building A
A
B
C

① BAY CENTER OFFICE SITE / SIGN LOCATION PLAN & VICINITY MAP

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

223 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C. Tenant Building ID Signage Program

Client: Bay Center Office, L.L.C.

Project No.: 10020.01

Title: Sign Location Plan & Vicinity Map

Drawn: BLGD

Designed: BLGD

Date: May 9, 2005

Scale: NTS

Issue: Final City Review Package

G0.1

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Names Shown in this Drawing are "Placeholders" TBD by Bay Center Office Representatives

Sign Type	Total
A Primary Tenant Building ID (mounted to building glass spandrel facade)	1 set
B Secondary Tenant Building ID (mounted to building brick facade)	1 set

Non-Illuminated or Illuminated Options (TBD by individual tenants)

TENANT BUILDING ID:
48" to 60" High Non-Illuminated Secondary Tenant Logo
(spraypainted specified colors—semi-gloss finish)
Anchor Sign to Brick Facade (as req'd.)
See Sheet G2.1 for sim. Non-Illuminated Detail Specifications
See Sheet G3.1 for Illuminated Detail Specifications
60" to 72" High Non-Illuminated Primary Tenant Logo
(spraypainted specified colors—semi-gloss finish)
Anchor Sign to Glass Spandrel Facade (as req'd.)
See Sheet G2.2 for sim. Non-Illuminated Detail Specifications
See Sheet G3.2 for Illuminated Detail Specifications
iSyndicate
Secondary Tenant ID
Spans Appox. 204"
(17'-0")
Primary Tenant ID Spans
Appx. 456"(38'-0")

1 6425 CHRISTIE AVE / BUILDING A ELEVATION

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

223 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C. Tenant Building ID Signage Program
Client: Bay Center Office, L.L.C.
Project No.: 10020.01

Title: 6425 Elevation
Drawn: BLGD
Designed: BLGD

Date: May 9, 2005
Scale: 1/8"=2'-0"
Issue: Final City Review Package

G1.1

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Names Shown in this Drawing are "Placeholders" TBD by Bay Center Office Representatives

Sign Type	Total
(A) Primary Tenant Building ID (mounted to building glass spandrel facade)	1 set
(B) Secondary Tenant Building ID (mounted to building brick facade)	1 set

Non-Illuminated or Illuminated Options (TBD by individual tenants)

TENANT BUILDING ID:
48" to 60" High Non-Illuminated Secondary Tenant Logo
(spraypainted specified colors—semi-gloss finish)
Anchor Sign to Brick Facade (as req'd.)
See Sheet G2.1 for sim. Non-Illuminated Detail Specifications
See Sheet G3.1 for sim. Illuminated Detail Specifications
60" to 72" High Non-Illuminated Primary Tenant Logo
(spraypainted specified colors—semi-gloss finish)
Anchor Sign to Glass Spandrel Facade (as req'd.)
See Sheet G2.2 for sim. Non-Illuminated Detail Specifications
See Sheet G3.2 for sim. Illuminated Detail Specifications
ventro
Primary Tenant ID Spans
Appx. 456"(38'-0")
Secondary Tenant ID
Spans Appx. 204"
(17'-0")

(1) 6455 CHRISTIE AVE / BUILDING B ELEVATION

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

223 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C.
Tenant Building ID Signage Program

Client: Bay Center Office, L.L.C.
Project No.: 10020.01

Title: 6455 Elevation

Drawn: BLGD
Designed: BLGD

Date: May 9, 2005

Scale: 1/8"=2'-0"
Issue: Final City Review Package

G1.2

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Names Shown in this Drawing are "Placeholders" TBD by Bay Center Office Representatives

Sign Type	Total
A Primary Tenant Building ID (mounted to building glass spandrel facade)	1 set
B Secondary Tenant Building ID (mounted to building brick facade)	1 set

Non-Illuminated or Illuminated Options (TBD by individual tenants)

TENANT BUILDING ID:

48" to 60" High Non-Illuminated Secondary Tenant Logo
(spraypainted specified colors—semi-gloss finish)

Anchor Sign to Brick Facade (as req'd.)
See Sheet G2.1 for Non-Illuminated Detail Specifications
See Sheet G3.1 for sim. Illuminated Detail Specifications

60" to 72" High Non-Illuminated Primary Tenant Logo
(spraypainted specified colors—semi-gloss finish)

Anchor Sign to Glass Spandrel Facade (as req'd.)
See Sheet G2.2 for Non-Illuminated Detail Specifications
See Sheet G3.2 for sim. Illuminated Detail Specifications

TMG PARTNERS
Primary Tenant ID Spans
Appx. 528"(44'-0")
Secondary Tenant ID
Spans Appx. 204"
(17'-0")

1 6475 CHRISTIE AVE / BUILDING C ELEVATION

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

225 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C.
Tenant Building ID Signage Program

Client: Bay Center Office, L.L.C.
Project No.: 10020.01

Title: 6475 Elevation

Drawn: BLGD
Designed: BLGD

Date: May 9, 2005

Scale: 1/8"= 2'-0"
Issue: Final City Review Package

G1.3

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Sign Type	Total
Ⓒ Non-Illuminated Site Monument (freestanding within landscaping)	6 (2 per bldg.)

TENANT SITE MONUMENT:
Non-Illuminated Site Monument
with Tenant Logo
(spraypainted specified colors—semi-gloss finish)
Set Into Landscaping (as req'd.)
See Sheet G4.1 for Detail Specifications
Spans
132" (11'-0")
Two (2) Site Monuments
Flanking Individual Entries
Spans
132" (11'-0")

① TYPICAL PARTIAL EAST BUILDING ELEVATION

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

225 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C. Tenant Building ID Signage Program
Client: Bay Center Office, L.L.C.
Project No.: 10020.01
Title: Typical East Building Elevation
Drawn: BLGD
Designed: BLGD
Date: May 9, 2005
Scale: 1/8"= 2'-0"
Issue: Final City Review Package

G1.4

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Names Shown in this Drawing are "Placeholders" TBD by Bay Center Office Representatives

Secondary Anchor Tenant ID: 2" Deep
Primary Anchor Tenant ID: 4" Deep
Anchor Sign to Building Facade with Concealed Fasteners (as req'd.)
Fabricated Aluminum Logo (spraypainted specified colors—semi-gloss finish)
Anchor Sign to Brick or Glass Facade (as req'd.)
See Sheet G2.2 for Glass Spandrel Application

(1) PLAN DETAIL

TMG
RTNERS
Non-Illuminated Tenant Logo
Approx. 36" (3'-0")
Aligns with Window Edge

(2) TYPICAL NON-ILLUMINATED SECONDARY ANCHOR TENANT ID / FRONT DETAIL

DESIGN OPTION A

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

223 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C. Tenant Building ID Signage Program
Client: Bay Center Office, L.L.C.
Project No.: 10020.01

Title: Tenant ID Detail **Design Option A**
Drawn: BLGD
Designed: BLGD

Date: May 9, 2005
Scale: 1/2"=1'-0"
Issue: Final City Review Package

G2.1

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Names Shown in this Drawing are "Placeholders" TBD by Bay Center Office Representatives

Mount Sign to Glass
with Silicone Adhesive & Foam Tape
(as req'd. for secure longevity weather-proof adhesion)
1/4" Thick Aluminum Logo
(spraypainted specified colors—semi-gloss finish)
Anchor Sign to Brick or Glass Spandrel Facade
(as req'd.)
See Sheet G2.1 for Brick Application

(1) PLAN DETAIL

Non-Illuminated
Tenant Logo
Spandrel Mullions
on Building Facade

(2) TYPICAL PRIMARY NON-ILLUMINATED ANCHOR TENANT ID / FRONT DETAIL

DESIGN OPTION B

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

225 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C. Tenant Building ID Signage Program

Client: Bay Center Office, L.L.C.
Project No.: 10020.01

Title: Tenant ID Detail **Design Option B**

Drawn: BLGD
Designed: BLGD

Date: May 9, 2005

Scale: 1/2"=1'-0"
Issue: Final City Review Package

G2.2

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Names Shown in this Drawing are "Placeholders" TBD by Bay Center Office Representatives

6"
Deep
Anchor Fabricated Aluminum Tenant Logo & Raceway Securely to Building Facade (as req'd)
15 mm White Neon Tubing with Standoff (as req'd)
Connector & Conduit (as req'd) to Access Transformer within Electrical Raceway (TBD)
Face-lit Acrylic Diffuser Panel with Applied Specified 3M Vinyl
Fabricated Painted Aluminum Trim Cap & Returns
Electrical Raceway

(1) SECTION DETAIL

(EQ)
48" to 60" (4'-0" to 5'-0")
(EQ)
Appx. 36" (3'-0")
Aligns with Window Edge
Face-lit Illuminated Tenant Logo (spraypainted specified colors—semi-gloss finish)
Electrical Raceway Spraypainted to Match Brick Building Facade Color

(2) TYPICAL ILLUMINATED SECONDARY ANCHOR TENANT ID / FRONT DETAIL

DESIGN OPTION C

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

223 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C.
Tenant Building ID Signage Program

Client: Bay Center Office, L.L.C.
Project No.: 10020.01

Title: Tenant ID Detail
Design Option C

Drawn: BLGD
Designed: BLGD

Date: May 9, 2005

Scale: 1"=1'-0" & 1/2"=1'-0"
Issue: Final City Review Package

G3.1

Note: Written Dimensions Have Precedence Over Scaled Dimensions

Names Shown in this Drawing are "Placeholders" TBD by Bay Center Office Representatives

12" Deep
Anchor Fabricated Aluminum Tenant Logo & Electrical Raceway Securely to Building Facade / Parapet with Structural Armature Bracket (as req'd)
15 mm White Neon Tubing with Standoff (as req'd)
Connector & Conduit (as req'd) to Access Transformer within Electrical Raceway (TBD).
Face-lit Acrylic Diffuser Panel with Applied Specified 3M Vinyl
Fabricated Painted Aluminum Trim Cap & Returns
Electrical Raceway

(1) SECTION DETAIL

(2) TYPICAL PRIMARY ILLUMINATED ANCHOR TENANT ID / FRONT DETAIL

Face-lit Illuminated Tenant Logo (spraypainted specified colors—semi-gloss finish)

Electrical Raceway Spraypainted to Match Building Spandrel Color

DESIGN OPTION D

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

225 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C. Tenant Building ID Signage Program

Client: Bay Center Office, L.L.C.

Project No.: 10020.01

Title: Tenant ID Detail **Design Option D**

Drawn: BLGD

Designed: BLGD

Date: May 9, 2005

Scale: 1/2"=1'-0"

Issue: Final City Review Package

G3.2

Note: Written Dimensions Have Precedence
Over Scaled Dimensions

Names Shown in this Drawing are "Placeholders"
TBD by Bay Center Office Representatives

Black Steel Back Panel
Countersunk into Base
(as req'd.)
Tenant Sign Panel
Tenant Logo
Pin Mount Flush to One Side
Brick Base (sim.)

2 PLAN VIEW DETAIL

12"
Deep
Appx. 132" Setback from Sidewalk (11'- 0")
48" (4'- 0") Height
Removable 1/4" Thick Wrap-around
Fabricated Painted Aluminum Tenant Sign Panel (sim.)
1/2" Thick Matte Black Steel Back Panel (protective powdercoat finish)
with 6" High 1/4" Thick Painted Aluminum Address Numerals
Font: Bembo Bold
Pin Mount Flush to Back Panel
& Countersunk into Base
Brick Base (sim. to building detail)
Set into Landscaping (as req'd.)

1 SIDE DETAIL

132" (11'- 0") Span
24" Square
84" (7'- 0") Tenant Sign Span
24" Square
Exposed Steel
Back Panel
Exposed Steel
Back Panel
6455
SAGIA
ADVISORS, LLC
1/4" Thick Aluminum Tenant Logo
(spraypainted specified colors—semi-gloss finish)
Pin Mount Flush to One Side
Decorative Tamper-proof
Stainless Fasteners (sim.)

3 TYPICAL TENANT SITE MONUMENT / FRONT DETAIL

DESIGN OPTION E

BARBARA LEISTICO GRAPHIC DESIGN / BLGD

- Graphic Design
- Signage Design
- Environmental Graphics

225 Hi Vista Road
Sausalito, CA 94965

Project: Bay Center Office, L.L.C.
Tenant Building ID Signage Program

Client: Bay Center Office, L.L.C.
Project No.: 10020.01

Title: Tenant Site Monument Detail
Design Option E

Drawn: BLGD
Designed: BLGD

Date: May 9, 2005

Scale: 1/2"=1'-0"
Issue: Final City Review Package

G4.1

EXHIBIT B

7

27'-5"
24'
mobiliy

(A) SIGN ELEVATION — SCALE: 1/4" = 1'-0"

Manufacture & install one (1) set of internally illuminated channel letters.

ITEM	DESCRIPTION	VENDOR	SPECIFICATION
Face	Acrylic	Acrylite	White #015-2
Mobiliy face decoration	1st surface vinyl	3M	Orange #3630-44
TV	1st surface vinyl	3M	Lime Green #3630-135
Return	8" ~~5"~~ deep aluminum	Alliance	Brite Brushed Clear Anodized
Trimcap	1"	Jewelite	Silver
Illumination	As required	Voltarc	6500/White/Argon
Support	Square cube (Per engineering)	Matthews	Dark Bronze #261-313, satin

Provide:
4 → W/P Electrical
→ Disconnect Switch
→ 60 Amp Circuit.

RECEIVED
FEB 08 2006
CITY OF EMERYVILLE
BUILDING DIVISION

CONTRACTOR SHALL BE PRESENT FOR FINAL INSPECTION

CONSTRUCTION HOURS
Limited from 7am to 6pm Monday through Friday

See next page for approval
0601-028 SE 2/24/06

JOB SITE
This set of plans shall remain on job site at all times while work is in progress.

Those plans have NOT been reviewed for ADA Compliance

ARROW SIGN COMPANY
1051 46th Avenue
Oakland, CA 94601
Phone 510.533.7693
Fax. 510.533.0015
Lic. #314794
www.arrowsigncompany.com

APPLICANT COPY

0601-028

Job Name:	Mobiliy
Address:	6425 Christie Ave.
City:	Emeryville, CA
Date:	11-14-05
Sales:	Josh Abele
Design:	Andre C.
Design:	110519
Filename:	2005/M/Mobiliy
Sheet:	1

Customer Approval:

(A) PHOTO OVERLAY — NOT TO SCALE

(A) PHOTO OVERLAY — NOT TO SCALE

23'-5"
2'-0"
7'-0"
6'-0"
4'-3"
mobitv

A SIGN ELEVATION SCALE: 1/4" = 1'-0"

Manufacture & install one (1) set of internally illuminated channel letters.

ITEM	DESCRIPTION	VENDOR	SPECIFICATION
Face	Acrylic	Acrylite	White #015-2
Mobi face decoration	1st surface vinyl	3M	Orange #3630-44
TV	1st surface vinyl	3M	Lime Green #3630-135
Return	5" deep aluminum	Alliance	Brite Brushed Clear Anodized
Trimcap	1"	Jewelite	Silver
Illumination	As required	Voltarc	6500/White/Argon
Support	Square tube (Per engineering)	Matthews	Dark Bronze #281-313, satin

mobitv

A PHOTO OVERLAY NOT TO SCALE

A PHOTO OVERLAY NOT TO SCALE

RECEIVED
JAN 19 2006
CITY OF EMERYVILLE
BUILDING DIVISION

CITY OF EMERYVILLE
BUILDING PERMIT APPROVAL
PUBLIC WORKS
PLANNING DEPARTMENT SA05-06
FIRE DEPARTMENT
PERMIT NUMBER 0601-028 SE
2/28/06

ARROW SIGN COMPANY

1051 46th Avenue
Oakland, CA 94601
Phone 510.533.7693
Fax. 510.533.0815
Lic. #514794
www.arrowsigncompany.com

APPLICANT COPY

Job Name: Mobitv
Address: 6425 Christie Ave.
City: Emeryville, CA
Date: 11-14-05
Sales: Jack Abele
Design: Andre C.
Design: 110519
Filename: 2005/M/Mobitv
Sheet: 1

0601-028

Customer Approval:

Revision	Date	Description
A	11-23-05	Add request
B	11-29-05	Revise request
C	1-13-06	Remove Registration Mark

[illegible]

SECOND AMENDMENT TO OFFICE LEASE

THIS SECOND AMENDMENT TO LEASE (the “Second Amendment to Lease”) is made and entered into as of July 19, 2006 (the “Effective Date”) by and between Bay Center Office, LLC, a Delaware limited liability company (“Landlord”) and MobiTV, Inc., a Delaware corporation (“Tenant”), formerly known as Idetic, Inc.

RECITALS

This Second Amendment to Lease is entered into upon the basis of, and with reference to the following facts, understandings and intentions of the parties:

A. By that certain Lease dated April 6, 2005 (the “Original Lease”), Landlord leased and demised to Tenant, those certain premises (the “Existing Premises”) comprised of approximately 23,104 square feet of rentable area on the fifth (5th) floor of the building at 6425 Christie Avenue, Emeryville, California (the “Building”), as shown on the Floor Plans attached to the Lease as Exhibit A, as further described in the Lease. The Existing Premises is more specifically shown in Exhibit A-1 attached hereto.

B. Landlord and Tenant subsequently entered into that certain First Amendment to Lease, dated as of March 6, 2006 (the “First Amendment”), by which Landlord and Tenant confirmed certain agreements regarding Tenant’s signage rights at the Building. The Original Lease, as amended by the First Amendment, is referred to herein as the “Lease”.

C. Landlord and Tenant now wish to amend the Lease (1) to expand the Premises to include approximately 2,191 square feet of Rentable Area on the second floor of the Building, commonly known as Suite 295, as more specifically shown on Exhibit A-2 attached hereto (the “First Expansion Premises”), and (2) to expand the Premises to include approximately 4,990 square feet of additional Rentable Area on the second (2nd) floor of the Building, commonly known as Suite 270, as more specifically shown on Exhibit A-3 attached hereto (the “Second Expansion Premises”), each on the terms and conditions described in this Second Amendment to Lease.

NOW, THEREFORE, for good and valuable consideration, including the mutual covenants contained in the Lease and in this Second Amendment to Lease, Landlord and Tenant hereby agree as follows:

1. Defined Terms. Except as expressly provided otherwise in this Second Amendment to Lease, the terms that are defined in the Lease have the same meanings when used in this Second Amendment to Lease.

2. Basic Lease Information. As of the Effective Date, (a) Exhibit A to the Lease shall be deleted and replaced with Exhibit A-4 attached hereto, which shows (i) the Existing Premises and the First Expansion Premises, which shall comprise the entire Premises as of the Effective Date, and (ii) the Second Expansion Premises, which taken together with the Existing Premises and the First Expansion Premises, shall comprise the entire Premises as of the Second Expansion Premises Commencement Date, and (b) the Basic Lease Information on pages ii, iii, and iv of the Lease shall be deleted and replaced with the Amended and Restated Basic Lease Information attached hereto as Exhibit B.

3. First Expansion Premises.

(a) As of the Effective Date (also referred to herein as the “First Expansion Premises Commencement Date”), Landlord leases and demises the First Expansion Premises to Tenant. As of the Effective Date, the Existing Premises and the First Expansion Premises are collectively referred to herein as the “Premises” and all references to the Premises in the Lease shall be deemed to refer to the Existing Premises and the First Expansion Premises.

(b) On the Effective Date, Landlord shall deliver the First Expansion Premises to Tenant in its “as is” condition. Tenant acknowledges that it shall lease the First Expansion Premises in its “as is” condition, and that Landlord shall have no obligation to make or pay for any other improvements or to perform or pay for any other work in the First Expansion Premises. Notwithstanding the foregoing, Landlord shall ensure that, as of the Second Expansion Premises Commencement Date, the Second Expansion Premises shall be in good working order, condition and repair, and shall comply in all respects with applicable laws and building codes, including, without limitation, the Americans with Disabilities Act. Tenant acknowledges that, except as specifically set forth herein or in the Original Lease, neither Landlord nor any agent of Landlord. has made any representation or warranty regarding the condition of the First Expansion Premises, the Building, or the Project, or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business.

4. Second Expansion Premises.

(a) As of the date (the “Second Expansion Premises Commencement Date”) that is the later of (i) the date of Substantial Completion of Landlord’s Work (as defined in the Second Expansion Premises Work Letter attached hereto as Exhibit C (the “Second Expansion Premises Work Letter”)), or (ii) the date that is one hundred and twenty (120) days after the Effective Date hereof, Landlord also leases and demises the Second Expansion Premises to Tenant.

(b) Tenant shall be permitted to access the Second Expansion Premises at least fourteen (14) days prior to the Second Expansion Premises Commencement Date for the purpose of installation of Tenant’s fixtures, furniture, equipment and cabling and otherwise to prepare the Second Expansion Premises for Tenant’s occupancy; provided that (a) Tenant’s early access to the Second Expansion Premises shall be upon all of the terms and conditions of this Lease (including, without limitation, its obligations with respect to insurance and indemnification, and excluding only the obligation to pay Rent during any such period), (b) Tenant shall give Landlord reasonable advance notice of the dates on which Tenant requests such access, and (c) Tenant shall not interfere with or delay the completion of the work described in the Second Expansion Premises Work Letter. Landlord shall use commercially reasonable efforts to give Tenant at least three (3) weeks prior written notice of the anticipated Second Expansion Premises Commencement Date for purposes of planning such access.

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(c) As of the Second Expansion Premises Commencement Date, all references to the Premises in the Lease shall be deemed to refer to the Existing Premises, the First Expansion Premises and the Second Expansion Premises.

(d) On the Second Expansion Premises Commencement Date, Landlord and Tenant shall execute a Second Expansion Premises Commencement Date Memorandum in the form as set forth in Exhibit D attached hereto and incorporated by reference herein.

4. Second Expansion Premises Work Letter.

The Second Expansion Premises Work Letter governs the construction of initial improvements in the Second Expansion Premises by Landlord prior to the Second Expansion Premises Commencement Date. Except as expressly set forth in the Second Expansion Premises Work Letter, Tenant acknowledges that it shall lease the Second Expansion Premises in its “as is” condition, and that Landlord shall have no obligation to make or pay for any other improvements or to perfom1 or pay for any other work in the Second Expansion Premises. Notwithstanding the foregoing, Landlord shall ensure that, as of the Second Expansion Premises Commencement Date, the Second Expansion Premises shall be in good working order, condition and repair, and shall comply in all respects with applicable laws and building codes, including, without limitation, the Americans with Disabilities Act. Landlord shall cause the work described in Exhibit C (“Landlord’s Work”) to be “substantially complete” prior to delivery of possession of the Second Expansion Premises to Tenant. “Substantially complete” shall mean that Landlord’s Work has been completed except for mechanical adjustments and items of the type customarily found on an architectural punch-list, the correction or completion of which will not substantially interfere with Tenant’s occupancy and use of the Second Expansion Premises. Tenant’s occupancy of all or any portion of the Second Expansion Premises shall constitute Tenant’s acceptance of the Second Expansion Premises in the condition called for by this Second Amendment to Lease. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Second Expansion Premises, the Building, or the Project, or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business.

5. Extension Option. The Extension Option described in Section 3.2 of the Original Lease shall apply to the entire Premises (including, without limitation, the First Expansion Premises and the Second Expansion Premises) and shall not apply separately to the Existing Premises or the First Expansion Premises or the Second Expansion Premises.

6. Security Deposit. The words and numbers “One Hundred Seventy Six Thousand One Hundred and Four Dollars ($176,1 04.00)” in Section 26.4 of the Original Lease are hereby replaced with the words and numbers: “Two Hundred Twenty Thousand One Hundred Twenty Nine Dollars and Ninety-Six Cents ($220,129.96)”.

7. Brokers. Landlord shall pay to Landlord’s Broker and Tenant’s Broker, if any as specified in the Basic Lease Infom1ation of this Lease, a commission in connection with such Brokers’ negotiation of this Lease pursuant to a separate written agreement between Landlord and Landlord’s Broker. Other than such Brokers, Landlord and Tenant each represent and warrant to the other that no broker, agent, or finder has procured or was involved in the

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negotiation of this Lease and no such broker, agent or finder is or may be entitled to a commission or compensation in connection with this Lease. Landlord and Tenant shall each indemnify, defend, protect and hold the other harmless from and against any and all liability, loss, damages, claims, costs and expenses (including reasonable attorneys’ fees) resulting from claims that may be asserted against the indemnified party in breach of the foregoing warranty and representation.

8. No Further Amendment. Except as amended by this Second Amendment to Lease, the Lease shall continue in full force and effect and in accordance with all of its terms. This Second Amendment to Lease and the Lease shall be construed as a whole in order to effectuate the intent of the parties to amend the Lease in the manner specified in this Second Amendment to Lease. All provisions of the Lease affected by this Second Amendment to Lease shall be deemed amended regardless of whether so specified in this Second Amendment to Lease. Subject to the foregoing, if any provision of the Lease conflicts with the terms of this Second Amendment to Lease, then the provisions of this Second Amendment to Lease shall control.

9. Governing Law. This Second Amendment to Lease shall be construed in accordance with and governed by the laws of the State of California.

10. Execution. This Second Amendment to Lease shall not be effective until executed by all of the parties hereto.

11. Partial Invalidity. If any one or more of the provisions contained in this Second Amendment to Lease shall be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not be affected in any way thereby.

12. Effective Date of Amendment. The effective date of this Second Amendment to Lease and each and every provision herein is the date first written above unless otherwise stated herein.

13. Representations and Warranties by Tenant. As a material inducement to Landlord to enter into this Second Amendment to Lease, Tenant represents and warrants to Landlord that, as of the date of this Second Amendment to Lease:

(a) The Lease is in full force and effect. There are no defaults by Landlord or Tenant under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease. Tenant has no defenses or rights of offset under the Lease.

(b) Tenant has full right, power and authority to enter into this Second Amendment to Lease. The Lease, as amended by this Second Amendment to Lease, are binding obligations of Tenant, enforceable in accordance with their respective terms.

(c) Tenant is the sole lawful tenm1t under the Lease, and Tenant has not sublet, assigned, conveyed, encumbered or otherwise transferred any of the right, title or interest of Tenant under the Lease or arising from its use or occupancy of the Premises, and no other

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person, partnership, corporation or other entity has any right, title or interest in the Lease or the Premises, or the right to occupy or use all or any part of the Premises.

14. Representations and Warranties by Landlord. As a material inducement to Tenant to enter into this Second Amendment to Lease, Landlord represents and warrants to Tenant that, as of the date of this Second Amendment to Lease:

(a) The Lease is in full force and effect. There are no defaults by Landlord (or, to Landlord’s actual knowledge, by Tenant) under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease.

(b) Landlord has full right, power and authority to enter into this Second Amendment to Lease. The Lease, as amended by this Second Amendment to Lease, are binding obligations of Landlord, enforceable in accordance with their respective terms.

15. Signage. Landlord shall provide building standard signage for the First Expansion Premises and the Second Expansion Premises consistent with other tenants on the second floor of the Building.

[text and signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease as of the date first written above

LANDLORD:

BAY CENTER OFFICE, LLC, a Delaware limited liability company

By:	EmeryOffice, LLC, a Delaware limited liability company, Its: Administrative Member

	By:	TMG Partners, A California corporation Its: Manager

By:	/s/ CATHY GREENWOLD

Printed Name:	Cathy Greenwold

Title:	Executive Vice President

TENANT:

MobiTV, Inc., a Delaware corporation

By:	/s/ [ILLEGIBLE]
Its:	VP Finance

By:	/s/ [ILLEGIBLE]
Its:	CEO

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Lease must be executed by the Chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

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EXHIBIT A-1

[Description of Existing Premises]

EXHIBIT A-2

[Description of First Expansion Premises]

EXHIBIT A-3

[Description of Second Expansion Premises]

EXHIBIT A-4

[Description of Entire Premises pursuant to Second Amendment,

i.e., Existing Premises, First Expansion Premises and Second Expansion Premises, collectively]

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Bay Center Building A - 6425 Christie Avenue - 5th Floor

Tenant Suite 500
6425 Christie Avenue
6/29/06 Not To Scale
For Reference Purposes Only
Exhibit A-1
IBSEN / SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX:595/1853
TENANT
Suite 500
CHRISTIE AVENUE
North
0 5' 10' 20' 30' 60'

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

TENANT
Suite 295
CHRISTIE AVENUE
OPEN TO BELOW
North
0 5' 10' 20' 30' 60'
IBSEN/SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX: 595/1853
Tenant Suite 295
6425 Christie Avenue
6/29/06 Not To Scale
For Reference Purposes Only
Exhibit A-2

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

MOBITV TENANT
Suite 270
CHRISTIE AVENUE
North
Exhibit A-3
MobiTV Tenant Suite 270
6425 Christie Avenue
6/29/06 Not To Scale
For Reference Purposes Only
IBSEN/SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX:595/1853
0 5' 10' 20' 30' 60'

Bay Center Building A - 6425 Christie Avenue - 5th Floor

Tenant Suite 500
6425 Christie Avenue
6/29/06 Not To Scale
For Reference Purposes Only
Exhibit A-4
IBSEN / SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX: 595/1853
North
CHRISTIE AVENUE
TENANT
Suite 500
0 5' 10' 20' 30' 60'

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

TENANT
Suite 295
CHRISTIE AVENUE
OPEN TO BELOW
North
0
5'
10'
20'
30'
60'
IBSEN/SENTY
ARCHITECTURE
1150 55TH ST.#E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX:595/1853
Tenant Suite 295
6425 Christie Avenue
6/29/06 Not To Scale
For Reference Purposes Only
Exhibit A-4

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

MOBITV TENANT
Suite 270
CHRISTIE AVENUE
North
0 5 10 20 30 60

IBSEN / SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX: 595/1853

MobiTV Tenant Suite 270
6425 Christie Avenue
6/29/06 Not To Scale
For Reference Purposes Only

Exhibit A-4

EXHIBIT B

AMENDED AND RESTATED

BASIC LEASE INFORMATION

Lease Date:	April 6, 2005 (for reference purposes only)

Landlord:	Bay Center Office, LLC, a Delaware limited liability company

Tenant:	MobiTV, Inc., a Delaware corporation (formerly known as Idetic, Inc.)

Premises:

From the Commencement Date until the
July 10, 2006:	Approximately 23,104 square feet of Rentable Area on the fifth (5th) floor of the Building, which space comprises the entire Rentable Areas of the fifth floor of the Building, as shown on the Floor Plans attached to the Second Amendment to Lease as Exhibit A-1 (the “Existing Premises”)

From July 10, 2006 Until the Second Expansion Premises Commencement Date:	The Existing Premises and the First Expansion Premises (as defined in the Second Amendment to Lease)

From the Second Expansion Premises Commencement Date through the Expiration Date:	The Existing Premises, the First Expansion Premises and the Second Expansion Premises (as defined in the Second Amendment to Lease)

Term:	As to the Existing Premises: From the Commencement Date through the Expiration Date.

As to the First Expansion Premises: From July 10, 2006 through the Expiration Date.

As to the Second Expansion Premise: From the Second Expansion Premises Commencement Date (as defined in the Second Amendment to Lease) to the Expiration Date.

Tenant shall have an option to extend the Term as to the entire Premises for one additional term of three (3) years on terms and

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conditions described in Section 3.2 of the Lease, as amended by Section 5 of the Third Amendment to Lease.

Commencement Date:	July 16, 2005.

Second Expansion Premises

Commencement Date:	The later of (a) one hundred and twenty (120) days after execution of this Second Amendment to Lease by both parties hereto, or (b) substantial completion of Landlord’s Work pursuant to the Second Expansion Premises Work Letter.

Expiration Date (as to the entire Premises):	July 15, 2008

Base Rent for the Existing Premises:

Period	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
Months 1 through 12	$27,835.56*	$ 2.32*
Months 13 through 24	$42,870.76**	$1.86**
Months 25 through 36	$44,025.96**	$1.91**

*	based on Rentable Area of 12,000 square feet
**	based on Rentable Area of 23,104 square feet

Base Rent for the First Expansion Premises:

Period	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
Effective Date through July 9, 2006	No Base Rent	N/A
July 10, 2006 through July 9, 2007	$5,477.50	$2.50
July 10, 2007 through July 15, 2008	$5,641.83	$2.58

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Base Rent for the Second Expansion Premises:

Period	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
Months 1 through 12 following the Second Expansion Premises Commencement Date	$12,475.00	$2.50

On the first anniversary of the Second Expansion Premises Commencement Date, the monthly Base Rent for the Second Expansion Premises shall be increased to $12,849.25.

Base Year:
For the Existing Premises:	2005
For the First Expansion Premises:	2006
For the Second Expansion Premises:	2006

Tenant’s Percentage Share:
For the Existing Premises:	18.87%
For the First Expansion Premises:	1.79%
For the Second Expansion Premises:	4.08%

Permitted Use:	General office and administrative use.

Security Deposit:	The initial amount of the Security Deposit shall be Three Hundred Eight Thousand One Hundred Eighty Two Dollars ($308,182.00), which amount equals the amount of Tenant’s Base Rent obligation for the seven months immediately preceding the Expiration Date of the Lease, subject to reduction as described in Section 26.4 of the Lease, as amended by the Second Amendment to Lease.

Parking/Number of
Minimum Spaces:	3.3 unassigned parking stalls for each 1,000 square feet of Rentable Area of the Premises, on terms and conditions described in Article 30 of the Lease

Tenant’s Address:	MobiTV, Inc. 6425 Christie Avenue 5th floor Emeryville, CA

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Landlord’s Address:	Bay Center Office, LLC c/o TMG Partners 100 Bush Street, 26th Floor San Francisco, CA 94104 Attn: Lynn Tolin

Brokers:

For the Original Lease:

Landlord’s Broker:	Colliers International

Tenant’s Broker:	CM Realty, Inc.

For the Second Amendment to Lease:

Landlord’s Broker:	Colliers International

Tenant’s Broker:	Colliers International

Exhibits to Lease:

Exhibit A: Exhibit B: Exhibit C: Exhibit C-1 Exhibit D: Exhibit E:	Floor Plan(s) of Premises (replaced by Exhibit A-3 to Second Amdt) Description of the Land Work Letter for the Existing Premises Approved Plan Rules and Regulations of the project Confirmation of Term

Exhibits to First Amendment to Lease:

Exhibit A: Exhibit B:	Landlord’s Signage Program Tenant’s Sign Specifications

Exhibits to Second Amendment to Lease:

Exhibit A-1: Exhibit A-2: Exhibit A-3 Exhibit A-4: Exhibit B: Exhibit C: Exhibit D

Existing Premises

First Expansion Premises

Second Expansion Premises

Entire Premises pursuant to Second Amendment

Amended and Restated Basic Lease Information

Second Expansion Premises Work Letter

Second Expansion Premises Commencement Date Memorandum

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EXHIBIT C

Second Expansion Premises Work Letter

This Expansion Premises Work Letter (“Agreement”) is part of the Second Amendment to Lease (“Lease”) relating to certain premises that are more particularly shown in Exhibit A-3 of the Second Amendment to Lease (which premises are referred to in the Second Amendment to Lease as the “Second Expansion Premises” and which are referred to in this Agreement only as the “Premises”). Landlord and Tenant agree as follows with respect to the improvements to be installed in the Premises:

1. PLANS AND SPECIFICATIONS

A. Approved Plan. The floor plan, as drafted by Ibsen/Senty Architecture, dated June 29, 2006, for construction of the improvements to the Premises by Landlord is hereby approved by Landlord and Tenant and attached hereto as Exhibit C-3 (the “Approved Plan”).

2. CONSTRUCTION OF TENANT IMPROVEMENTS.

A. Construction by Landlord. Landlord, at its sole cost, shall cause Construction of the improvements to the Premises identified in the Approved Plans (sometimes referred to herein as the “Tenant Improvements” or Landlord’s Work”) to be completed in a good and workmanlike manner in accordance with the Approved Plans.

B. Tenant Improvements Cost. The cost of the Tenant Improvements (“Tenant Improvements Cost”) to be paid by Landlord shall include, but not be limited to:

(i) All costs of preliminary and final architectural and engineering plans, drawings and specifications for the Tenant Improvements;

(ii) All costs of obtaining building permits and other necessary authorizations from the applicable governmental authority;

(iii) All costs of interior design and finish schedule plans, drawings and specifications including as-built drawings;

(iv) All direct and indirect costs of procuring and installing Tenant Improvements in the Premises, including the contractor’s fee for overhead and profit, the cost of all of contractor’s on-site supervisory and administrative staff, office, equipment and temporary services provided in connection with construction of the Tenant Improvements;

(v) All costs associated with compliance with the Americans with Disabilities Act, other applicable laws, and fire and safety code codes related to the initial Tenant Improvements in the Premises.

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(vi) Fire and Builder’s All-Risk insurance and public liability insurance premiums and fees.

3. CHANGE REQUESTS.

A. Tenant shall be entitled to make one (1) selection of building standard paint and one (1) selection of building standard carpet. No material changes to the Approved Plan requested by Tenant shall be made without Landlord’s prior approval, which approval shall not be unreasonably withheld; provided, however, that no change request shall affect the structure of the Building. Any changes to the Approved Plan shall be in writing and shall be signed by both Landlord and Tenant prior to the change being made. Tenant shall not instruct or direct Landlord’s contractor, workmen, subcontractors, material suppliers, or others performing the construction of the Tenant Improvements. Tenant shall direct all inquiries and requests relating to the construction work to Landlord or Landlord’s designated agent. Tenant shall be responsible for any added costs or delays resulting from Tenant’s actions, which are contrary to this Paragraph 3.

B. Tenant shall pay Landlord in cash, within thirty (30) days after receipt of an itemized written bill from Landlord, any additional costs for changes requested by Tenant and approved in advance by Tenant, including, without limitation, architectural fees and increases in construction costs caused by the delay. A change request shall constitute an agreement by Tenant to any reasonable delay in substantial completion caused by reviewing, processing and implementing the change. The Second Expansion Premises Commencement Date, at Landlord’s option, shall commence on the date it would have otherwise commenced but for any such delays.

C. Change requests shall be treated as set forth in this paragraph C. Tenant shall request any material change to the Approved Plans in writing. As soon as reasonably possible after receipt of a written change request from Tenant, Landlord shall notify Tenant of (i) any additional cost associated with such proposed change, (ii) any estimated delay associated with such change, and (iii) Landlord’s approval or disapproval of the request. If Tenant agrees to the additional cost and any estimated delay, Tenant (x) shall be responsible for paying any such additional cost as set forth in paragraph B above, and (y) the date of Substantial Completion shall be moved forward by the number of day of delay caused by the proposed change.

D. Landlord shall have the authority, without the consent of Tenant, to order minor changes in the Tenant Improvements not involving an increase in cost to Tenant or a delay in the Second Expansion Premises Commencement Date and not inconsistent with the intent of the Approved Plan.

4. COOPERATION. Landlord and Tenant shall cooperate and Landlord shall diligently assist the contractor in completing construction of the Tenant Improvements.

5. TENANT DELAYS. The Tenant Improvements shall be “substantially completed” (as described in Section 3.1.2 of the Lease) prior to the date of delivery of the Premises to Tenant by Landlord; however, if the date of delivery of the Premises to Tenant by Landlord is delayed and the cause of the delay in the delivery of the Premises is attributable to Tenant, then the date of

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delivery of the Premises for purposes of calculating the commencement of Base Rent shall be extended one day for each day of Tenant Delay. Delays attributable to Tenant shall include those caused by:

A. Tenant’s request for special materials, finishes or installations not included in the Approved Plan which are not readily available, specified in Tenant’s change requested pursuant to paragraph 3C above and approved by Tenant;

B. Tenant’s change requests pursuant to this Exhibit C that are approved by Tenant pursuant to paragraph 3C and that result in delays; and

C. Interference with Landlord’s work caused by Tenant or by Tenant’s agents.

LANDLORD:

BAY CENTER OFFICE, LLC, a Delaware limited liability company

By:	EmeryOffice, LLC, a Delaware limited liability company, Its: Administrative Member

By:	TMG Partners, A California corporation
Its: Manager

By:	/s/ CATHY GREENWOLD

Printed Name:	Cathy Greenwold

Title:	Executive Vice President

TENANT:

MobiTV, Inc., a Delaware corporation

By:	/s/ MICHAEL W. STRAMBI

Printed Name:	Michael W. Strambi

Title:	VP Finance

By:	/s/ PHILLIP ALVELDA

Printed Name:	Phillip Alvelda

Title:	CEO

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CONSTRUCTION PLAN PRICING KEYNOTES

1. (N) WALL CONSTRUCTION, SHOWN HATCHED, TYP.
2. ALL DOORS, SIDELITES, AND FRAMES INDICATED ON THIS PLAN ARE TO BE (N) FACTORY PREFINISHED CLEAR STAIN GRADE WOOD DOORS. CLEAR ANOD. ALUM. FRAMES AND 18" SIDELITES.
3. (NOT USED)
4. (NOT USED)
5. CONTRACTOR TO PROVIDE ACCESSIBLE MILLWORK W/ PLAM FINISH, ACCESSIBLE SINK & DISPOSER IN CONTRACT FOR CONSTRUCTION, SEE ELEVATION-PP1.1.
6. CONTRACTOR TO VERIFY IN FIELD (E) POWER & SIGNAL LOCATIONS & CONFIRM OPERATION, TYP. ALL TELE/DATA OUTLETS INDICATED THIS PLAN ARE TO BE FUNCTIONAL.
7. PROVIDE (N) CLEAR ANODIZED ALUMINUM FULL-HEIGHT GLAZING, SILL AT FLOOR, HEAD AT CEILING.
8. CENTER PARTITION ON (E) MULLION OR COLUMN. PROVIDE FALSE MULLION, NEOPRENE SEAL, & ALUM. END CAP AT WALL INTERSECTION WITH GLAZING.
9. PROVIDE (2) SEMI-RECESSED FIRE EXTINGUISHERS & CABS WHERE INDICATED BY "FEC" SYMBOL
10. PROVIDE (N) VCT AT BREAK ROOM, (2) COLORS.
11. (NOT USED)
12. (NOT USED)
13. PROVIDE (N) PREFINISHED STAIN GRADE WD. 20-MIN. DOOR W/ SMOKE SEAL ON CLOSER.
14. PROVIDE POWER & SIGNAL J-BOX, COILED ABOVE CEILING THIS LOCATION, FOR FUTURE WORKSTATION FURNITURE POWER-POLE CONNECTION
15. PROVIDE FLOOR MONUMENT AS INDICATED WITH POWER, VOICE & DATA.
16. ALL EXTERIOR WINDOW BLINDS TO BE EXISTING TO REMAIN, DAMAGED BLINDS ARE TO BE REPLACED WITH EXISTING FROM BUILDING INVENTORY.

EXCLUSIONS AND/OR ITEMS PROVIDED AT TENANT'S SOLE EXPENSE:

30. REFRIGERATOR & MICROWAVE APPLIANCES SHOWN FOR COORDINATION ONLY, NOT IN CONTRACT, TO BE PROVIDED BY TENANT.
31. FURNITURE SHOWN FOR COORDINATION ONLY, NOT IN CONTRACT, TO BE PROVIDED BY TENANT, TYP.
32. CONTRACTOR TO PROVIDE POWER FOR CARD READER ACCESS, CARD READER EQUIP BY TENANT, NOT IN CONTRACT,
33. (NOT USED)
34. "24/7", AFTER-HOURS, OR ABOVE STANDARD COOLING FOR COMPUTER SERVER ROOMS (OR OTHER USE) ARE NOT INCLUDED IN THIS SCOPE OF WORK, AND ARE TO BE PROVIDED AT TENANT'S SOLE COST.
35. FUTURE POWER POLE INDICATED, NOT IN CONTRACT, PROVIDED BY TENANT

CEILING PLAN PRICING KEYNOTES:

40. PROVIDE (N) FIRE-RATED 2X4 TEGULAR ACOUSTIC CEILING TILE & GRID ("SECOND LOOK" OR EQUAL), 2X4 9-CELL PARABOLIC FIXTURES SUITABLE FOR USE IN RATED CEILING, REQUIRED FIRE-TENTING ABOVE FIXTURES (SEE UL DETAIL), PROVIDE (1) 2x4 LIGHT FIXTURE PER 72 SF (OR 9 TILES)
41. PROVIDE EXHAUST FAN AT BREAK ROOM.

SPECIFICATIONS:

50. (N) CARPET THROUGHOUT TENANT SPACE; PROVIDE PRICING FOR C&A MFR. "KASURI" STYLE, COLOR T.B.D.
51. NEW WALL CONSTRUCTION TO MATCH (E) SMOOTH WALL FINISH, TYP.

EXISTING TENANT SUITE 280 - NO SCOPE OF WORK
EXISTING TENANT SUITE 295 - NO SCOPE OF WORK
EXISTING TENANT SUITE 260 - NO SCOPE OF WORK
(E) 1-Hour Rated Corridor
OPEN OFFICE 203
OPEN OFFICE 202
BREAK 201
OPEN OFFICE 200
OFFICE 205
OPEN 204
OFFICE 206
CONF RM 207
0 5' 10' 20' 30
North

Exhibit C-3
MobiTV Expansion Tenant Suite 270

IBSEN / SENTY ARCHITECTURE 1150 65TH ST. #E EMERYVILLE CALIFORNIA 94608 510/595/1651 FAX: 595/1653	Construction Pricing Plan 6425 Christie Ave., 2nd Floor 6/29/06 Not To Scale For Reference Purposes Only PP1.0

FLOOR PLAN LEGEND

- (E) WALL PARTITION
- (N) WALL PARTITION
- 1-HR FIRE-RATED WALL CONSTRUCTION
- 2-HR FIRE-RATED WALL CONSTRUCTION
- (PH) DOOR W/ PANIC HARDWARE ON PUSH SIDE HARDWARE ON PULL SIDE PER DOOR SCHEDULE
- FEC FIRE EXTINGUISHER IN SEMI-RECESSED CABINET, CONFIRM LOCATION W/ OWNER & FIRE INSPECTOR BEFORE INSTALLATION, 75'-0" MAX. SPACING MOUNTED @ 48" A.F.F. TO TOP OF CABINET

OFFICE — ROOM NAME
509 — ROOM NUMBER
CPT1 — FLOOR FINISH: CPT=CARPET, VCT=VINYL COMPOSITION TILE
BS1 — WALL BASE MATERIAL: BS1=STRAIGHT, BS2=SELF-COVE
PT1 — WALL FINISH; PT1=GENERAL PAINT, PT2=ACCENT COLOR

GENERAL PAINT REFERS TO A SINGLE COLOR, ONE PRIME COAT AND ONE FINISH COAT, OF THE BUILDING-STANDARD PAINT PRODUCT. ACCENT PAINT, IF INDICATED, REFERS TO ONE PRIME COAT AND ONE FINISH COAT OF A SINGLE COLOR, MEDIUM TONE.

PROVIDE (N) CARPET THROUGHOUT TENANT SPACE (INCL (N) CORRIDOR ADJ. TO STAIR) CARPET IS A SINGLE STYLE AND COLOR, PROVIDE PRICING FOR C&A MFR. "KASURI" STYLE 18" TILE, INSTALLED QUARTER-TURNED, COLOR T.B.D., DIRECT-GLUE, NO PAD.

VCT IS TWO COLOR, APPROX. 70% FIELD AND 30% ACCENT FROM ARMSTRONG MANUFACTURER'S "STANDARD EXCELON" COLORS.

X WALL TYPES

SEE ALLOWABLE WALL HEIGHTS FOR STUD SIZE, GAUGE, & SPACING

- A 1-HR RATED CONSTRUCTION, SEE DETAIL ___
- B CEILING-HEIGHT WALL, SEE DETAIL SHEET ___
- C WALL CONSTRUCTION TO DECK ABOVE, SEE DETAIL ___
- D 2-HR RATED WALL CONSTRUCTION

ALLOWABLE WALL HEIGHT AND CONSTRUCTION

WALL CONSTRUCTRION IS 5/8" TYPE 'X' GWB, BOTH SIDES, PROVIDE BATT INSULATION WHERE NOTED ON FLOOR PLAN, BRACE WALL TO STRUCTURE ABOVE AS REQUIRED.

Wall Type	Stud Size	Gauge	Spacing	Span/Height
ALL	3-5/8" x 1-1/4"	25	24" o.c.	< 11'-7"
	3-5/8" x 1-1/4"	25	16" o.c.	11'-7" - 14'-3"

POWER & SIGNAL LEGEND

- WORKSTATION POWER/DATA DROP, CONFIRM CONNECTION REQUIREMENTS W/ TENANT PRIOR TO INSTALLATION
- STANDARD DUPLEX OUTLET @ 15" A.F.F. U.O.N. (CONVENIENCE)
- "COMPUTER DEDICATED" DUPLEX OUTLET @ 15" A.F.F. U.O.N. (COMPUTER OR EQUIPMENT) SEE NOTE BELOW
- DED. TRUE DEDICATED DUPLEX OUTLET 20 AMP. (ISOLATED GROUND)
- TELECOMMUNICATIONS DATA OUTLET @ 15" A.F.F. U.O.N., CONTRACTOR TO PROVIDE "RING & STRING" AT LOCATIONS INDICATED ON PLAN, DATA & TELECOM WIRING & JACK FACEPLATE NOT IN CONTRACT, TO BE PROVIDED BY TENANT'S TELECOM SUBCONTRACTOR UNDER SEPARATE CONTRACT.
- TELEPHONE OUTLET @ 15" A.F.F. U.O.N., CONTRACTOR TO PROVIDE "RING & STRING" AT LOCATIONS INDICATED ON PLAN, DATA & TELECOM WIRING & JACK FACEPLATE NOT IN CONTRACT, TO BE PROVIDED BY TENANT'S TELECOM SUBCONTRACTOR UNDER SEPARATE CONTRACT.
- FM FLOOR MONUMENT POWER & SIGNAL
- FP PROVIDE (N) BLANK FACE PLATE TO (E) POWER OR TELEDATA OUTLET, TO BE DECOMMISSIONED
- WF WORKSTATION FEED FROM WALL, CONFIRM CONNECTION TYPE W/ TENANT
- STANDARD QUADRAPLEX OUTLET @ 18" A.F.F. TYP., U.O.N.
- JUNCTION BOX
- POWER POLE (NIC, PROVIDED BY TENANT)

PROVIDE POWER TO NO MORE THAN (4) OFFICES PER 20 AMP CIRCUIT, TYP. FOR COMPUTER USAGE, (PROVIDE RED OUTLET W/ WHITE COVER PLATE OR PER EXIST. TENANT STANDARD), PROVIDE CONVENIENCE ELECTRICAL AT NO MORE THAN (8) OFFICES PER CIRCUIT

PLAM OPEN BOX W/ ADJ. SHELF ABV. FOR M/W
4 EQ. SPACES
3'-4"
PROVIDE (N) PLAM FINISH END PANELS, TYP.
PROVIDE UNDERCAB FLUOR LIGHT
ALIGN
(N) 6" BACKSPLASH
2'-2"
2'-0"
2'-10"
V.I.F. W/ TENANT
(N) REFRIGERATOR (N.I.C.) BY TENANT
PROVIDE (N) ACCESSIBLE SINK W/ GARBAGE DISPOSER
(N) ACCESSIBLE CABINET DOORS W/ INTEGRAL TOE-KICK
10'-3"
4 EQ. SPACES
3'-4"
"(N) PLAM UPPER & LOWER CABINETS
13'-7" V.I.F.

BREAK ROOM 201 ELEVATION
SCALE: 1/4"=1'-0"

Exhibit C-3
MobiTV Expansion Tenant Suite 270

IBSEN/SENTY ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX:595/1853

Pricing Plan Legends
6425 Christie Ave., 2nd Floor
6/29/06 Not To Scale
For Reference Purposes Only

PP1.1

EXHIBIT D

Second Expansion Premises Commencement Date Memorandum

Lease Date:                     July 16, 2005

Date of Second Amendment to Lease:                 July 19, 2006

Landlord:                         Bay Center Office, LLC

Tenant:                              MobiTV, Inc.

Expansion Premises: Suite 270

Pursuant to Section 3(a) of the above-referenced Second Amendment to Lease, the Second Expansion Premises Commencement Date is _________________________, 2006.

LANDLORD:

BAY CENTER OFFICE, LLC, a Delaware limited liability company

By:	EmeryOffice, LLC, a Delaware limited liability company, Its: Administrative Member

	By:	TMG Partners, a California corporation Its: Manager

By:
Printed Name:
Title:

TENANT:

MOBITV, Inc., a Delaware corporation

By:
Printed Name:
Title:

15

THIRD AMENDMENT TO OFFICE LEASE

THIS THIRD AMENDMENT TO LEASE (the “Third Amendment to Lease”) is made and entered into as of March 13, 2007 (the “Effective Date”) by and between Bay Center Office, LLC, a Delaware limited liability company (“Landlord”) and MobiTV, Inc., a Delaware corporation (“Tenant”), formerly known as Idetic, Inc.

RECITALS

This Third Amendment to Lease is entered into upon the basis of, and with reference to the following facts, understandings and intentions of the parties:

A. By that certain Lease dated April 6, 2005 (the “Original Lease”), Landlord leased and demised to Tenant, those certain premises (the “Existing Premises”) comprised of approximately 23,104 square feet of rentable area on the fifth (5th) floor of the building at 6425 Christie Avenue, Emeryville, California (the “Building”).

B. Landlord and Tenant have entered into that certain First Amendment to Lease, dated as of March 6, 2006 (the “First Amendment”), by which Landlord and Tenant confirmed certain agreements regarding Tenant’s signage rights at the Building.

C. Landlord and Tenant have also entered into that certain Second Amendment to Lease, dated as of July 19, 2006 (the “Second Amendment”), by which the Original Lease, as amended by the First Amendment, was amended (1) to expand the Existing Premises to include approximately 2,191 square feet of Rentable Area on the second floor of the Building, commonly known as Suite 295, as more specifically shown on Exhibit A-2 to the Second Amendment (the “First Expansion Premises”), and (2) to expand the Premises to include approximately 4,990 square feet of additional Rentable Area on the second (2nd) floor of the Building, commonly known as Suite 270, as more specifically shown on Exhibit A-3 to the Second Amendment (the “Second Expansion Premises”), each on terms and conditions described in the Second Amendment. The Existing Premises, as expanded by the First Expansion Premises and the Second Expansion Premises, are sometimes referred to herein as the “Premises”.

D. The Original Lease, as amended by the First Amendment and the Second Amendment, is sometimes referred to herein as the “Lease”.

E. Landlord and Tenant now wish to amend the Lease (1) to expand the Premises further to include approximately 2,354 square feet of Rentable Area on the second floor of the Building, commonly known as Suite 220, as more specifically shown on Exhibit A-1 attached hereto (the “Third Expansion Premises”), and (2) to expand the Premises to include approximately 3,077 square feet of additional Rentable Area on the second (2nd) floor of the Building, commonly known as Suite 260, as more specifically shown on Exhibit A-2 attached hereto (the “Fourth Expansion Premises”), each on the terms and conditions described in this Third Amendment to Lease.

NOW, THEREFORE, for good and valuable consideration, including the mutual covenants contained in the Lease and in this Third Amendment to Lease, Landlord and Tenant hereby agree as follows:

1. Defined Terms. Except as expressly provided otherwise in this Third Amendment to Lease, the terms that are defined in the Lease have the same meanings when used in this Third Amendment to Lease.

2. Basic Lease Information. As of the Effective Date, (a) Exhibit A to the Lease shall be deleted and replaced with Exhibit A-3 attached hereto, which shows (i) the Existing Premises, the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises, and the Fourth Expansion Premises; and (b) the Basic Lease Information on pages ii, iii, and iv of the Lease shall be deleted and replaced with the Amended and Restated Basic Lease Information attached hereto as Exhibit B.

3. Third Expansion Premises.

(a) As of the Effective Date (also referred to herein as the “Third Expansion Premises Commencement Date”), Landlord leases and demises the Third Expansion Premises to Tenant. As of the Third Expansion Premises Commencement Date, all references to the Premises in the Lease shall be deemed to refer to the Existing Premises, the First Expansion Premises, the Second Expansion Premises, and the Third Expansion Premises.

(b) As of the Third Expansion Premises Commencement Date, Landlord shall deliver the Third Expansion Premises to Tenant in its “as is” condition, except that Landlord shall have the existing carpet shampooed and shall have the existing paint “touched-up” as needed in the Third Expansion Premises. Tenant acknowledges that it shall lease the Third Expansion Premises in its “as is” condition, except as otherwise stated in the preceding sentence, and that Landlord shall have no obligation to make or pay for any other improvements or to perform or pay for any other work in the Third Expansion Premises except as may be expressly provided otherwise in the Lease. Tenant’s occupancy of all or any portion of the Third Expansion Premises shall constitute Tenant’s acceptance of the Third Expansion Premises in the condition called for by this Third Amendment to Lease. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Third Expansion Premises, the Building, or the Project, or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business.

(c) On the Third Expansion Premises Commencement Date, Landlord and Tenant shall execute a Third Expansion Premises Commencement Date Memorandum in the form as set forth in Exhibit C-1 attached hereto.

4. Fourth Expansion Premises.

(a) As of the date (the “Fourth Expansion Premises Commencement Date”) on which the existing tenant has vacated the Fourth Expansion Premises and Landlord is able to deliver the Fourth Expansion Premises to Tenant as required below, Landlord also leases and demises the Fourth Expansion Premises to Tenant. Notwithstanding the foregoing, if Landlord is

2

prepared to deliver the Fourth Expansion Premises to Tenant prior to July 1, 2007, the Fourth Expansion Premises Commencement Date shall not occur until at least thirty (30) days after Landlord has delivered to Tenant written notice that Landlord is prepared to deliver the Fourth Expansion Premises. As of the Fourth Expansion Premises Commencement Date, all references to the Premises in the Lease shall be deemed to refer to the Existing Premises, the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises, and the Fourth Expansion Premises.

(b) As of the Fourth Expansion Premises Commencement Date, Landlord shall deliver the Fourth Expansion Premises to Tenant in its “as is” condition, except that Landlord shall have the existing carpet shampooed and shall have the existing paint “touched up” as needed in the Fourth Expansion Premises. Tenant acknowledges that it shall lease the Fourth Expansion Premises in its “as is” condition, except as otherwise stated in the preceding sentence, and that Landlord shall have no obligation to make or pay for any other improvements or to perform or pay for any other work in the Fourth Expansion Premises, except as may be expressly provided otherwise in the Lease. Tenant’s occupancy of all or any portion of the Fourth Expansion Premises shall constitute Tenant’s acceptance of the Fourth Expansion Premises in the condition called for by this Third Amendment to Lease. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Fourth Expansion Premises, the Building, or the Project, or with respect to the suitability of any of the foregoing for the conduct of Tenant’s business.

(c) On the Fourth Expansion Premises Commencement Date, Landlord and Tenant shall execute a Fourth Expansion Premises Commencement Date Memorandum in the form as set forth Exhibit C-2 attached hereto.

5. Extension Option. Notwithstanding anything to the contrary in the Second Amendment to Lease, the Extension Option described in Section 3.2 of the Original Lease shall apply to the entire Premises as of the Fourth Expansion Premises Commencement Date, collectively, and shall not apply separately to the Existing Premises or any other separate portions of the entire Premises.

6. Brokers. Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker, agent or finder, other than Colliers International representing Landlord and Colliers International representing Tenant (“Brokers”), and neither party knows of any other real estate broker, agent or finder other than each party’s Broker who is entitled to a commission in connection with this Third Amendment to Lease. Landlord and Tenant each agrees to indemnify and defend the other against and hold the other harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker, agent or finder, other than the Brokers, occurring by, through or under the indemnifying party. Landlord shall be responsible to pay a commission to the Brokers pursuant to the terms of a separate written agreement between Landlord and Colliers International.

7. Parking Fee. During the remainder of the initial Term (i.e., until July 15, 2008), Landlord shall impose no charge on Tenant for use of the Parking Facility. If a new owner

3

acquires the Project, such new owner may impose a charge on Tenant, effective at any time after July 15, 2008, for the number of unassigned parking spaces that are associated with the Third Expansion Premises and the Fourth Expansion Premises provided that such new owner gives Tenant written notice of such charge at least ninety (90) days prior written notice of the effective date of such charge and provided that such charge is comparable to charges then in effect at comparable buildings in Emeryville, California.

8. No Further Amendment. Except as amended by this Third Amendment to Lease, the Lease shall continue in full force and effect and in accordance with all of its terms. This Third Amendment to Lease and the Lease shall be construed as a whole in order to effectuate the intent of the parties to amend the Lease in the manner specified in this Third Amendment to Lease. All provisions of the Lease affected by this Third Amendment to Lease shall be deemed amended regardless of whether so specified in this Third Amendment to Lease. Subject to the foregoing, if any provision of the Lease conflicts with the terms of this Third Amendment to Lease, then the provisions of this Third Amendment to Lease shall control.

9. Governing Law. This Third Amendment to Lease shall be construed in accordance with and governed by the laws of the State of California.

10. Execution. This Third Amendment to Lease shall not be effective until executed by all of the parties hereto.

11. Partial Invalidity. If any one or more of the provisions contained in this Third Amendment to Lease shall be invalid, illegal or unenforceable in any respect, the remaining provisions contained herein shall not be affected in any way thereby.

12. Effective Date of Amendment. The effective date of this Third Amendment to Lease and each and every provision herein is the date first written above unless otherwise stated herein.

13. Representations and Warranties by Tenant. As a material inducement to Landlord to enter into this Third Amendment to Lease, Tenant represents and warrants to Landlord that, as of the date of this Third Amendment to Lease:

(a) The Lease is in full force and effect. There are no defaults by Landlord or Tenant under the Lease, and. no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease. Tenant has no defenses or rights of offset under the Lease.

(b) Tenant has full right, power and authority to enter into this Third Amendment to Lease. The Lease, as amended by this Third Amendment to Lease, are binding obligations of Tenant, enforceable in accordance with their respective terms.

(c) Tenant is the sole lawful tenant under the Lease, and Tenant has not sublet, assigned, conveyed, encumbered or otherwise transferred any of the right, title or interest of Tenant under the Lease or arising from its use or occupancy of the Premises, and no other

4

person, partnership, corporation or other entity has any right, title or interest in the Lease or the Premises, or the right to occupy or use all or any part of the Premises.

14. Representations and Warranties by Landlord. As a material inducement to Tenant to enter into this Third Amendment to Lease, Landlord represents and warrants to Tenant that, as of the date of this Third Amendment to Lease:

(a) The Lease is in full force and effect. There are no defaults by Landlord (or, to Landlord’s actual knowledge, by Tenant) under the Lease, and no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease.

(b) Landlord has full right, power and authority to enter into this Third Amendment to Lease. The Lease, as amended by this Third Amendment to Lease, are binding obligations of Landlord, enforceable in accordance with their respective terms.

15. Signage. Landlord shall provide building standard signage for the Third Expansion Premises and the Fourth Expansion Premises consistent with other tenants on the second floor of the Building.

[text and signatures on following page]

5

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Lease as of the date first written above.

LANDLORD:

BAY CENTER OFFICE, LLC,
a Delaware limited liability company

By:	EmeryOffice, LLC,
a Delaware limited liability company,
	Its:	Administrative Member

	By:	TMG Partners,
a California corporation
Its: Manager

By:	/s/ CATHY GREENWOLD

Printed Name:	Cathy Greenwold

Title:	Executive Vice President

TENANT:

MobiTV, Inc., a Delaware corporation

By:	/s/ MICHAEL STRAMBI
Its:	VP, Finance

By:	/s/ [ILLEGIBLE]
Its:	Chief Financial Officer
3/13/07

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Lease must be executed by the chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Lease.

6

EXHIBIT A-1

[Description of Third Expansion Premises]

[to be added]

EXHIBIT A-2

[Description of Fourth Expansion Premises]

[to be added]

EXHIBIT A-3

[Description of Entire Premises pursuant to Third Amendment;

replaces Exhibit A to Original Lease,

includes Existing Premises, First Expansion Premises, Second Expansion Premises, Third

Expansion Premises, and Fourth Expansion Premises, collectively]

[to be added]

7

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

North
CHRISTIE AVENUE
SUITE 220
0 5' 10' 20' 30' 60'
ISSEN/SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX 595/1853
Suite 220
6425 Christie Avenue - 2nd Floor
3/1/07 Not To Scale
For Reference Purposes Only
Exhibit A-1

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

North
CHRISTIE AVENUE
SUITE 260
0 5' 10' 20' 30' 60'
IBSEN/SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX:595/1853
Suite 260
6425 Christie Avenue - 2nd Floor
3/1/07 Not To Scale
For Reference Purposes Only
Exhibit A-2

Bay Center Building A - 6425 Christie Avenue - 5th Floor

North
CHRISTIE AVENUE
SUITE 500
0 5' 10' 20' 30' 60'
IBSEN/SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX: 595/1853
Suite 500
6425 Christie Avenue - 5th Floor
3/1/07 Not To Scale
For Reference Purposes Only
Exhibit A-3

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

North
SUITE 295
CHRISTIE AVENUE
0
5'
10'
20'
30'
60'

IBSEN / SENTY ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX:595/1853

Suite 295
6425 Christie Avenue - 2nd Floor
3/1/07 Not To Scale
For Reference Purposes Only

Exhibit A-3

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

North
SUITE 270
CHRISTIE AVENUE
0
5'
10'
20'
30'
60'

IBSEN/SENTY
ARCHITECTURE
1150 55TH ST #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX:595/1853

Suite 270
6425 Christie Avenue - 2nd Floor
3/1/07 Not To Scale
For Reference Purposes Only

Exhibit A-3

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

North
CHRISTIE AVENUE
SUITE 220
0 5' 10' 20' 30' 60'
IBSEN/SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX:595/1853
Suite 220
6425 Christie Avenue - 2nd Floor
3/1/07 Not To Scale
For Reference Purposes Only
Exhibit A-3

Bay Center Building A - 6425 Christie Avenue - 2nd Floor

North
CHRISTIE AVENUE
SUITE 260
0 5' 10' 20' 30' 60'

IBSEN/SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX: 595/1853

Suite 260
6425 Christie Avenue - 2nd Floor
3/1/07 Not To Scale
For Reference Purposes Only

Exhibit A-3

EXHIBIT B

AMENDED AND RESTATED

BASIC LEASE INFORMATION

Lease Date:	April 6, 2005 (for reference purposes only)

First Amendment to Lease:	March 6, 2006

Second Amendment to Lease:	July 19, 2006

Third Amendment to Lease:	March 13, 2007

Landlord:	Bay Center Office, LLC, a Delaware limited liability company

Tenant:	MobiTV, Inc., a Delaware corporation (formerly known as Idetic, Inc.)

Premises:

From the Commencement Date to July 19, 2006:	Approximately 23,104 square feet of Rentable Area on the fifth (5th) floor of the Building, which space comprises the entire Rentable Areas of the fifth floor of the Building, as shown on the Floor Plans attached to the Second Amendment to Lease as Exhibit A-1 (the “Existing Premises”)

From July 19, 2006 to November 16, 2006:	The Existing Premises and the First Expansion Premises (as defined in the Second Amendment to Lease)

From the November 16, 2006 to the Third Expansion Premises Commencement Date:	The Existing Premises, the First Expansion Premises and the Second Expansion Premises (as defined in the Second Amendment to Lease)

From the Third Expansion Premises Commencement Date to the Fourth Expansion Premises Commencement Date:	The Existing Premises, the First Expansion Premises, the Second Expansion Premises, and the Third
Expansion Premises (as defined in the Third Amendment to Lease)

8

From the Fourth Expansion Premises Commencement Date through the Expiration Date:	The Existing Premises, the First Expansion Premises, the Second Expansion Premises, the Third
Expansion Premises, and the Fourth Expansion Premises (as defined in the Third Amendment to Lease)

Term:	As to the Existing Premises: From the Commencement Date through the Expiration Date.

As to the First Expansion Premises: From July 19, 2006 (the First Expansion Premises Commencement Date) through the Expiration Date.

As to the Second Expansion Premises: From November 16, 2006 (the Second Expansion Premises Commencement Date) through the Expiration Date.

As to the Third Expansion Premises: From the Third Expansion Premises Commencement Date (as defined in the Third Amendment to Lease) through the Expiration Date.

As to the Fourth Expansion Premises: From the Fourth Expansion Premises Commencement Date (as defined in the Third Amendment to Lease) through the Expiration Date.

Tenant shall have an option to extend the Term as to the entire Premises for one additional term of three (3) years on terms and conditions described in Section 3.2 of the Lease, as amended by Section 5 of the Third Amendment to Lease.

Commencement Date:	July 16, 2005.

First Expansion Premises Commencement Date:	July 19, 2006

Second Expansion Premises Commencement Date:	November 16, 2006.

Third Expansion Premises Commencement Date:	To be determined pursuant to Third Amendment to Lease

Fourth Expansion Premises Commencement Date:	To be determined pursuant to Third Amendment to Lease

Expiration Date (as to the entire Premises):	July 15, 2008

9

Base Rent for the Existing Premises:

Period	Monthly Installment of Base Rent		Monthly Rental Rate per Rentable Square Foot
Months 1 through 12	$27,835.56	*	$2.32	*
Months 13 through 24	$42,870.76	**	$1.86	**
Months 25 through 36	$44,025.96	**	$1.91	**

*	based on Rentable Area of 12,000 square feet
**	based on Rentable Area of 23,104 square feet

Base Rent for the First Expansion Premises:

Period	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
Effective Date through July 9, 2006	No Base Rent	N/A
July 10, 2006 through July 9, 2007	$5,477.50	$2.50
July 10, 2007 through July 15, 2008	$5,641.83	$2.58

Base Rent for the Second Expansion Premises:

Period	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
November 16, 2006 through November 15, 2007	$12,475.00	$2.50
November 16, 2007 through the Expiration Date	$12,849.25	$2.58

10

Base Rent for the Third Expansion Premises:

Period	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
Third Expansion Premises Commencement Date through the Expiration Date	$6,591.20	$2.80

Base Rent for the Fourth Expansion Premises:

Period	Monthly Installment of Base Rent	Monthly Rental Rate per Rentable Square Foot
Fourth Expansion Premises Commencement Date through the Expiration Date	$8,615.60	$2.80

Base Year:

For the Existing Premises:	2005

For the First Expansion Premises:	2006

For the Second Expansion Premises:	2006

For the Third Expansion Premises:	2007

For the Fourth Expansion Premises:	2007

Tenant’s

Percentage Share:

For the Existing Premises:	18.87%

For the First Expansion Premises:	1.79%

For the Second Expansion Premises:	4.08%

For the Third Expansion Premises:	1.92%

For the Fourth Expansion Premises:	2.51%

Permitted Use:	General office and administrative use.

Security Deposit:	$220,192.06

Parking/Number of Minimum Spaces:	3.3 unassigned parking stalls for each 1,000 square feet of Rentable Area of the Premises, on terms and conditions described in Article 30 of the Lease, as amended by the Third Amendment to Lease

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Tenant’s Address:	MobiTV, Inc. 6425 Christie Avenue 5th floor Emeryville, CA

Landlord’s Address:	Bay Center Office, LLC c/o TMG Partners 100 Bush Street, 26th Floor San Francisco, CA 94104 Attn: Lynn Tolin

Brokers:

For the Original Lease:

Landlord’s Broker:	Colliers International

Tenant’s Broker:	CM Realty, Inc.

For the Second Amendment to Lease and Third Amendment to Lease:

Landlord’s Broker:	Colliers International

Tenant’s Broker:	Colliers International

Exhibits to Lease:

Exhibit A:	Floor Plan(s) of Premises (replaced by Exhibit A-3 to Second Amdt)
Exhibit B:	Description of the Land
Exhibit C:	Work Letter for the Existing Premises
Exhibit C-1	Approved Plan
Exhibit D:	Rules and Regulations of the project
Exhibit E:	Confirmation of Term

Exhibits to First Amendment to Lease:
Exhibit A:	Landlord’s Signage Program
Exhibit B:	Tenant’s Sign Specifications

Exhibits to Second Amendment to Lease:
Exhibit A-1:	Existing Premises
Exhibit A-2:	First Expansion Premises
Exhibit A-3	Second Expansion Premises
Exhibit A-4:	Entire Premises pursuant to Third Amendment
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C:	Second Expansion Premises Work Letter
Exhibit D	Second Expansion Premises Commencement Date Memorandum

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Exhibits to Third Amendment to Lease:
Exhibit A-1:	Third Expansion Premises
Exhibit A-2:	Fourth Expansion Premises
Exhibit A-3	Entire Premises Pursuant to Third Amendment to Lease
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C-1:	Third Expansion Premises Commencement Date Memorandum
Exhibit C-2	Fourth Expansion Premises Commencement Date Memorandum

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EXHIBIT C-1

Third Expansion Premises Commencement Date Memorandum

Lease Date:	April 6, 2005

Date of Third Amendment to Lease: March ___, 2007

Landlord:	Bay Center Office, LLC

Tenant:	MobiTV, Inc.

Expansion Premises:	Suite 220

Pursuant to Section 3(a) of the above-referenced Third Amendment to Lease, the Third Expansion Premises Commencement Date is                                     , 2007.

LANDLORD:

BAY CENTER OFFICE, LLC,

a Delaware limited liability company

By:	EmeryOffice, LLC,
a Delaware limited liability company,
	Its:	Administrative Member

	By:	TMG Partners,
a California corporation,
Its: Manager

By:

Printed Name:
Title:

TENANT:

MOBITV, INC.,

a Delaware corporation

By:

Printed Name:
Title:

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EXHIBIT C-2

Fourth Expansion Premises Commencement Date Memorandum

Lease Date:	April 6, 2005

Date of Third Amendment to Lease: March ___, 2007

Landlord:	Bay Center Office, LLC

Tenant:	MobiTV, Inc.

Expansion Premises:	Suite 260

Pursuant to Section 4(a) of the above-referenced Third Amendment to Lease, the Fourth Expansion Premises Commencement Date is ___________________________, 2007.

LANDLORD:

BAY CENTER OFFICE, LLC,

a Delaware limited liability company

By:	EmeryOffice, LLC,
a Delaware limited liability company,
	Its:	Administrative Member

	By:	TMG Partners,
a California corporation,
Its: Manager

By:

Printed Name:
Title:

TENANT:

MOBITV, INC.,

a Delaware corporation

By:

Printed Name:
Title:

15

Fourth Amendment to Office Lease

This Fourth Amendment to Office Lease (the “Fourth Amendment”) is made and entered into as of August 24, 2007, for reference purposes only, between Bay Center Investor LLC, a Delaware limited liability company (“Landlord”) and MobiTV,Inc., a Delaware corporation (“Tenant”), with reference to the following facts.

Recitals

A. Bay Center Office, LLC (predecessor-in-interest to Landlord) and Tenant (formerly known as Idetic, Inc.) entered into that certain Office Lease dated as of March 6, 2005 (the “Original lease”), which Original Lease was amended by that certain First Amendment to Lease dated as of March 6, 2006 (the “First Amendment”), by and between Bay Center Office, LLC and Tenant, that certain Second Amendment to Office Lease dated as of July 19, 2006 (the “Second Amendment”) between Bay Center Office, LLC and Tenant; and that certain Third Amendment to Office Lease dated as of March 13, 2007 (the “Third Amendment”) between Bay Center Office, LLC and Tenant, for the leasing of certain premises consisting of approximately 35,716 square feet of Rentable Area located at 6425 Christie Avenue, Emeryville, California (the “Current Premises”). The Current Premises are comprised of: (i) approximately 23,104 square feet of Rentable Area (defined in the Third Amendment as the “Existing Premises”; now defined and referred to hereinafter as the “Fifth Floor Premises”) located on the fifth (5th) floor of the Building; and (ii) the First Expansion Premises, Second Expansion Premises, Third Expansion Premises and Fourth Expansion Premises (collectively, the “Second Floor Premises”), which consist of approximately 12,612 square feet of Rentable Area in the aggregate, located on the second (2nd) Floor of the Building.

B. The Original Lease, as amended by the First Amendment, the Second Amendment and the Third Amendment, is referred to hereinafter as the “Lease”.

C. Landlord and Tenant now wish to amend the Lease to provide for, among other things, (i) the extension of the Term of the Lease, (ii) the expansion of the Current Premises to include certain premises consisting of approximately 23,188 square feet of Rentable Area located on the fourth (4h) floor of the Building (the “Fourth Floor Premises”), which Fourth Floor Premises are depicted on the floor plan attached hereto and made a part hereof as Exhibit A-1, and (iii) the reduction in size of the Current Premises to exclude the Second Floor Premises, all upon and subject to each of the terms, conditions, and provisions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Recitals: Landlord and Tenant agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full.

2. Definitions: Unless otherwise defined in this Fourth Amendment, all terms not defined in this Fourth Amendment shall have the meanings assigned to such terms in the Lease.

3. Effectiveness of Fourth Amendment: Landlord and Tenant expressly acknowledge and agree that this Fourth Amendment shall be effective as of the date (the “Effective Date”) that Landlord and Tenant execute and deliver this Fourth Amendment and Tenant has delivered the Letter of Credit (as defined below) to Landlord.

4. Basic lease Information: As of the Effective Date, the Basic Lease Information on pages ii, iii and iv of the Lease (as amended and restated pursuant to the Third Amendment) shall be and is hereby deleted and replaced with the Amended and Restated Basic Lease Information attached hereto and made a part of hereof as Exhibit B. As of the Fourth Floor Premises Commencement Date (as defined below), Exhibit A to the Lease shall be and is hereby deleted and replaced with Exhibit A-2 attached hereto, which shows the Premises leased from the Effective Date through the Second Floor Termination Date (as defined below) (i.e., the Current Premises and the Fifth Floor Premises); as of the day immediately following the Second Floor Premises Termination Date, Exhibit A to the Lease shall be and is hereby deleted and replaced with Exhibit A-3,

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which shows the Premises leased as of the day immediately following the Second Floor Termination Date through the Expiration Date (i.e., the Fifth Floor Premises and the Fourth Floor Premises).

5. Term: As of the Effective Date, the Term of the Lease, which is currently scheduled to expire on July 15, 2008, shall be and is hereby extended until the last day of the thirty-sixth (36th) month following the Fourth Floor Premises Commencement Date (as defined in Paragraph 10 below) (the “Expiration Date”), unless sooner terminated in accordance with the terms of the Lease (such period, commencing on July 16, 2008 (the “Extension Term Commencement Date”) and expiring on the Expiration Date shall be referred to as the “Extension Term”).

6. Option to Extend: Tenant hereby acknowledges and agrees that the Option to Extend the Lease, as set forth in Section 3.2 of the Lease, is of no further force and effect, and Tenant does not have any additional rights under the Lease to further extend the Term of the Lease.

7. Letter of Credit:

(a) As of the date hereof, the heading and first paragraph of Article 26 and all of Section 26.1 of the Lease are hereby deleted in their entirety and replaced with the following provisions:

26. Letter of Credit: Tenant shall deposit with Landlord upon the execution of this Lease by Landlord and Tenant, an irrevocable standby letter of credit (the “Letter of Credit”) in the amount set forth in the Basic Lease Information. The Letter of Credit shall be held by Landlord as collateral for the full and faithful performance by Tenant of all its obligations under this Lease and for all compensatory and consequential losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. If Tenant fails to pay any Rent due hereunder, or otherwise commits a default with respect to any provision of this Lease, Landlord may draw upon all or any portion of the Letter of Credit for the payment of any such Rent or for the payment of any other amounts expended or incurred by Landlord by reason of Tenant’s default, or to compensate Landlord for all compensatory and consequential losses and damages which Landlord may incur thereby. Exercise by Landlord of its rights hereunder shall not constitute a waiver of, or relieve Tenant from any liability for, any default. If any portion of the Letter of Credit is drawn upon by Landlord for such purposes, Tenant shall within ten (10) days after written demand therefore deposit a replacement Letter of Credit with Landlord in the amount of the original Letter of Credit. If Tenant performs all of Tenant’s obligations hereunder, the Letter of Credit shall be returned to Tenant (or, at Landlord’s option, to the last assignee, if any, of Tenant’s interest under this Lease) within thirty (30) days after the later of (i) the date of expiration or earlier termination of this Lease, or (ii) vacation of the Premises by Tenant if the Premises has been left in the condition specified by this Lease. Upon termination of the original Landlord’s (or any successor owner’s) interest in the Premises, the original Landlord (or such successor) shall be released from further liability with respect to the Letter of Credit upon the original Landlord’s (or such successor’s) delivery of the Letter of Credit to the successor landlord. Landlord and Tenant acknowledge and agree that in no event or circumstance shall the Letter of Credit or any renewal thereof or substitute therefor be (i) deemed to be or treated as a “security deposit” within the meaning of California Civil Code Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), (ii) subject to the terms of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), or (iii) intended to serve as a “security deposit” within the meaning of such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time). The parties hereto recite that with respect to the Letter of Credit, (x) the Letter of Credit is not intended to serve as a security deposit and such Section 1950.7 (as supplemented, amended, replaced and substituted from time to time), and any and all other laws, rules and regulations applicable to security deposits in the commercial context (“Security Deposit Laws”) shall have no applicability or relevancy to the Letter of Credit and (y) Tenant waives any and all rights, duties and obligations it may now or, in the future, will have relating to or arising from the Security Deposit Laws.

26.1 Letter of Credit Provisions: The Letter of Credit shall be issued by a money-center bank (a bank which accepts deposits, which maintains accounts, which has a local Bay Area office that will negotiate a Letter of Credit and whose deposits are insured by the FDIC) whose financial strength shall be sufficient to meet liquidity demands with respect to issued letters of credit and which is otherwise

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reasonably acceptable to Landlord. The Letter of Credit shall be issued for a term of twelve (12) months and shall be in a form and with such content reasonably acceptable to Landlord. The Letter of Credit shall specify that the issuer thereof shall notify the beneficiary of the Letter of Credit in writing at least sixty (60) days in advance of the expiry date of such Letter of Credit if the Letter of Credit shall not be renewed as of such expiry date. Tenant shall either replace the expiring Letter of Credit with another Letter of Credit in an amount equal to the original Letter of Credit or renew the expiring Letter of Credit, in any event no later that thirty (30) days prior to the expiration of the term of the Letter of Credit then in effect. If Tenant fails to deposit a replacement Letter of Credit or renew the expiring Letter of Credit, Landlord shall have the right immediately to draw upon the expiring Letter of Credit for the full amount thereof and hold the entire sum as collateral for performance of all of Tenant’s obligations under this Lease and for all compensatory and consequential losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. Any Letter of Credit deposited with Landlord during the final lease year of the Term must have an expiry date no earlier than the date which is thirty (30) days after the Expiration Date of the Term of this Lease. If Landlord notifies Tenant in writing that the bank which issued the Letter of Credit has become financially unacceptable (e.g., the bank is under investigation by governmental authorities, the bank no longer has the financial strength equivalent to the current financial strength of Bank of America or has filed bankruptcy or reorganization proceedings), then Tenant shall have thirty (30) days to provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof. If Tenant does not so provide Landlord with a substitute Letter of Credit within such time period, then Landlord shall have the right to draw upon the current Letter of Credit and hold the entire sum as collateral for performance of all of Tenant’s obligations under this Lease and for all compensatory and consequential losses and damages Landlord may suffer as a result of any default by Tenant under this Lease. The premium or purchase price of, or any other bank fees (including transfer or assignment fees) associated with, such Letter of Credit shall be paid by Tenant. The Letter of Credit shall be transferable (and must permit multiple transfers), irrevocable and unconditional, so that Landlord, or its successors(s) in interest, may at any time draw on the Letter of Credit against sight drafts presented by Landlord, accompanied by Landlord’s statement, made under penalty of perjury, that said drawing is in accordance with the terms and conditions of this Lease; no other document or certification from Landlord shall be required to negotiate the Letter of Credit and the Landlord may draw on any portion of the then uncalled upon amount thereof without regard to and without the issuing bank inquiring as to the right or lack of right of the holder of said Letter of Credit to effect such draws or the existence or lack of existence of any defenses by Tenant with respect thereto. The Letter of Credit shall not be mortgaged, assigned or encumbered in any manner whatsoever by Tenant without the prior written consent of Landlord. The use, application or retention of the Letter of Credit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the Letter of Credit, and such use, application or retention shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.”

(b) As of the date hereof, Section 26.4 is hereby deleted in its entirety from the Lease.

8. Increase of Letter of Credit Amount: Upon execution of this Fourth Amendment, Tenant shall deliver to Landlord an amendment to the Letter of Credit presently held by Landlord (the “Original Letter of Credit”) under the Lease, which amendment shall be in a form reasonably acceptable to Landlord and shall provide for an increase of Seventy Nine Thousand Eight Hundred Seventy and 04/100 Dollars ($79,870.04) (the “Additional LC Amount”) to the current principal amount of the Original Letter of Credit, which is Two Hundred Twenty Thousand One Hundred Twenty Nine and 96/100 Dollars ($220,129.96) (the “Original lC Amount”). Alternatively, at Tenant’s option, in lieu of an amendment to the Original Letter of Credit, Tenant may deliver to Landlord a new Letter of Credit (the “New Letter of Credit”), in a form reasonably acceptable to Landlord, in the amount of the Additional LC Amount (the amendment to the Original Letter of Credit and/or the New Letter of Credit, as the case may be, shall be collectively referred to from and after the Effective Date as the “Letter of Credit”). The aggregate amount of the Additional LC Amount and the Original LC Amount is Three Hundred Thousand and 00/100 Dollars ($300,000.00). From and after the Effective Date, the term “Letter of Credit” shall mean and refer to the aggregate amount of the Additional LC Amount and the Original

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LC Amount in the amount of Three Hundred Thousand and 00/100 ($300,000.00). The Additional LC Amount shall be subject to, and the use and application thereof governed by, Article 26 of the Lease.

9. Intentionally Omitted.

10. Addition of Fourth Floor Premises:

(a) Commencing on the earlier of: (a) the date Tenant commences business operations in the Fourth Floor Premises or (b) the date of Substantial Completion (as defined in Exhibit C attached hereto and incorporated herein) of the Tenant Improvements (as defined in Exhibit C), in the Fourth Floor Premises (such date, the “Fourth Floor Premises Commencement Date”), the Current Premises shall be expanded to include the Fourth Floor Premises for a term coterminous with the Term of the Lease for the Fifth Floor Premises, as extended pursuant to Paragraph 4 above, and leased on the same terms and conditions set forth in the Lease, subject to the modifications set forth in this Fourth Amendment.

(b) On the Fourth Floor Premises Commencement Date, Landlord shall deliver to Tenant possession of the Fourth Floor Premises in its then existing condition and state of repair, “AS IS”, with the Tenant Improvements Substantially Complete, and Landlord shall not be obligated to provide or pay for any improvement, remodeling or refurbishment work or services related to the improvement, remodeling or refurbishment of the Fourth Floor Premises except as otherwise set forth in Exhibit C attached hereto. By taking possession of the Fourth Floor Premises, Tenant shall be deemed to have accepted the Fourth Floor Premises in good condition and state of repair, except to the extent of any outstanding punchlist items (if any) relating to the Tenant Improvements installed by Landlord in the Fourth Floor Premises and any latent defects in the Tenant Improvements installed in the Fourth Floor Premises by Landlord. Any exception to the foregoing provisions must be made by express written agreement signed by both parties. Tenant acknowledges that no representations or warranties of any kind, express or implied, respecting the condition of the Fourth Floor Premises or Building have been made by Landlord or any agent of Landlord to Tenant, except as expressly set forth herein

(c) Tenant further acknowledges and agrees that a portion of the Tenant Improvements described in Exhibit C attached hereto may be installed and constructed by Landlord in portions of the Fifth Floor Premises during the period of Tenant’s occupancy thereof; however the completion of such Tenant Improvements therein shall not affect Tenant’s obligation to pay Rent and to perform all of Tenant’s covenants and obligations under the Lease. Tenant hereby expressly (i) agrees that Tenant shall have no right or claim to any abatement, offset or other deduction of the amount of Rent payable by Tenant for the Current Premises and/or the Fourth Floor Premises due to the installation and construction of any of the Tenant Improvements, (ii) grants Landlord reasonable access to any and all of the Fifth Floor Premises to perform the Tenant Improvements, and (iii) waives any rights or claims Tenant may have at law or in equity with respect to any interference with Tenant’s conduct of its operations in and about the Current Premises and/or Fourth Floor Premises during the pendency of the work associated with the Tenant Improvements (except for claims relating to Landlord’s negligence or willful misconduct in the performance of such work). Subject to the preceding sentence, Landlord and Tenant each agree that their respective employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, unreasonably interfere with the other party or its agents or representatives in connection with the performance of Tenant Improvement Work.

(d) From and after the Fourth Floor Premises Commencement Date, Landlord leases and demises the Fourth Floor Premises to Tenant. As of the Fourth Floor Premises Commencement Date up to and including the Second Floor Termination Date, all references to “Premises” in the Lease shall be deemed to refer to the Fifth Floor Premises, the Second Floor Premises, and the Fourth Floor Premises, collectively, and as of the day immediately following the Second Floor Termination date, all references to “Premises” in the Lease shall be deemed to refer to the Fifth Floor Premises and the Fourth Floor Premises, collectively. Landlord and Tenant hereby agree that for purposes of the Lease, (i) from and after the Fourth Floor Premises Commencement Date up to and including the Second Floor Termination Date, the rentable square footage area of the Premises shall be conclusively deemed to be 59,212 square feet of Rentable. Area and (ii) from and after the day immediately following the Second Floor Termination Date, the rentable square footage area of the Premises shall be conclusively deemed to be 46,600 square feet of Rentable Area.

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(e) On the Fourth Floor Premises Commencement Date, Landlord and Tenant shall execute a Fourth Floor Premises Commencement Date Memorandum in the form attached hereto as Exhibit D.

11. Termination of Second Floor Premises: Landlord and Tenant hereby acknowledge and agree that the Lease with respect to the Second Floor Premises shall terminate and be of no further force and effect as 12:00 midnight on the date that is ten (10) business days following the Fourth Floor Premises Commencement Date (the “Second Floor Termination Date”). On or prior to the Second Floor Termination Date, Tenant shall vacate and surrender to Landlord exclusive possession of the Second Floor Premises in good order, repair and condition in accordance with all of the provisions of the Lease relating thereto, including, without limitation, in the condition required under Section 34.12 of the Lease. Effective as of the Second Floor Termination Date, the definition of the “Premises” shall be modified so that the Second Floor Premises shall no longer be included within such definition and from and after the Second Floor Termination Date the “Premises” shall consist of the Fifth Floor Premises and the Fourth Floor Premises, consisting of an aggregate of 46,600 square feet of Rentable Area. Notwithstanding such termination of the Lease with respect to the Second Floor Premises or surrender of the Second Floor Premises, any and all obligations of Tenant under the Lease, as amended hereby, with respect to the Second Floor Premises which are to survive any termination or surrender thereof shall continue to survive such termination and surrender. In the event Tenant fails to vacate and surrender exclusive possession of the Second Floor Premises to Landlord on or prior to the Second Floor Termination Date in the condition required hereunder, the holdover provision of Section 25 of the Lease shall apply.

12. Abatement of Base Rent: Provided Tenant is not in default (after the expiration of any applicable notice and cure periods) under the Lease, Tenant shall be entitled to an abatement of the monthly installments of Base Rent otherwise due hereunder during the periods and for the portion of the Premises set forth below:

Portion of Premises	Number of Months of Base Rent Abated	Abatement Period
Fifth Floor Premises	Two (2) months	July 16, 2008 through September 15. 2008

Notwithstanding the foregoing, if, at any time, Tenant is in default (after the expiration of any applicable notice and cure periods) of any term, condition or provision of the Lease, any such waiver by Landlord of Tenant’s requirement to pay rental payments shall be null and void and Tenant shall immediately pay to Landlord all rental payments so abated by Landlord.

13. Right of First Offer to Lease Expansion Space:

(a) Commencing on the Effective Date and continuing up to and including the Expiration Date (or such earlier date that the Lease is terminated) (the “Right of First Offer Period”), Tenant shall have a Right of First Offer (“Right of First Offer”) to lease any space in the Building that Landlord desires to lease and which is not subject to Superior Rights (defined below) (any such space which is the subject of a Landlord’s Notice (defined below) is referred to herein as the “Expansion Space”). Tenant’s Right of First Offer, as granted herein, is subject to the following conditions: (i) the Right of First Offer shall be void if, at any time, Tenant has been or is at the time of exercise of the Right of First Offer, then currently in default in the performance of any of its obligations under the Lease (after the expiration of any notice and cure rights); and (ii) the Right of First Offer shall be subject to Landlord’s review and reasonable approval of Tenant’s then current financial condition. Notwithstanding anything herein to the contrary, this Right of First Offer shall be subject and subordinate to all expansion, first offer and similar rights with respect to space in the Building currently set forth in any lease which has been executed as of the date of execution of this Fourth Amendment, as such leases may be modified, amended or extended (collectively, the “Superior Rights”). Landlord hereby advices Tenant that there are no Superior Rights to this Right of First Offer.

(b) So long as the above conditions are satisfied, and upon Landlord’s determination of the approximate date upon or about which any Expansion space may become available to lease to third parties, Landlord will notify Tenant thereof, in writing (“Landlord’s Notice”), stating all material terms on which Landlord proposes to lease such Expansion Space to Tenant, including, without limitation, (i) the anticipated date upon which the Expansion Space will be available for lease by Tenant and the commencement date therefor, (ii) the Base Rent payable for the Expansion Space, which shall be equal to the then market rental rate for other

5

comparable space in the Building being offered for lease by Landlord at such time (as determined by Landlord), the (iii) the term of the lease for the Expansion space. Tenant shall have five (5) business days after delivery of such notice to notify Landlord, in writing (the “Election Notice”), of Tenant’s election to lease all of such Expansion Space which is the subject of such Landlord’s Notice upon all of the terms and conditions as specified in Landlord’s Notice without any deviation in such terms. If Tenant fails to notify Landlord of Tenant’s election to lease all of such Expansion Space within the time specified herein, it shall be deemed that (1) Tenant has elected not to lease such Expansion Space; (2) Landlord may thereafter enter into a lease agreement with a third party for such Expansion Space; and (3) all rights of Tenant in and to this Right of First Offer with respect to such Offer shall continue during the Right of First Offer Period with respect to any other space in the Building which Landlord desires to lease and which is not subject to Superior Rights and which is the subject of a Landlord’s Notice. Time is of the essence herein.

(c) In the event Tenant properly and timely exercises this Right of First Offer as herein provided, Tenant shall deliver to Landlord a non-refundable deposit in the amount equivalent to one month’s Base Rent for such Expansion Space, and the parties shall have five (5) business days after Landlord receives the Election Notice from Tenant in which to execute an amendment to the Lease setting forth the agreed-upon terms. Such amendment to this Lease shall provide that the Expansion Space shall be leased by Landlord to Tenant upon the same terms and conditions set forth in this Lease, except for, among other things specified in Landlord’s Notice, the addition of such Expansion Space to the Premises, the adjustment of the Base Rent and Tenant’s Percentage Share of the items set forth in Article 5 of the Lease and the expiration of the term of the lease with respect to such Expansion Space (if different from the Expiration Date for the remainder of the Premises leased to Tenant). Upon full execution of an amendment for such Expansion Space, the non-refundable deposit shall be credited toward Base Rent for such Expansion Space, as agreed upon by the parties. If the parties fail to timely execute and deliver such amendment, Landlord shall retain the non-refundable deposit and Tenant shall have no rights, title or interest therein.

(d) Notwithstanding the foregoing, (i) if Tenant has timely delivered the Election Notice pursuant to subparagraph (b) above notifying Landlord that Tenant does not elect to lease any Expansion Space that is the subject of a Landlord’s Notice; and (ii) if on or prior to the one hundred twentieth (120th) day following the date of the initial Landlord’s Notice in subparagraph (b) with respect to such Expansion Space (such period, the “120 Day Period”), Landlord proposes to offer such Expansion Space to a third party for lease at a Net Effective Rental Rate (as defined herein) that is less than ninety percent (90%) of the Net Effective Rental Rate that was set forth in Landlord’s Notice to Tenant with respect to such Expansion Space, then prior to offering such Expansion Space to such third party, Landlord shall again offer such Expansion Space to Tenant, upon the terms Landlord proposes to lease such Expansion Space to such third party, and Tenant shall have the Right of First Offer to lease such Expansion Space upon such terms, subject to the provisions of this Article 13. Notwithstanding anything to the contrary contained herein, if Tenant does not timel and properly elect to lease such Expansion Space upon the revised terms set forth in Landlord’s Notice pursuant to this subparagraph (d), then, Landlord shall have no further obligation hereunder to offer such Expansion Space to Tenant, and Landlord may thereafter lease such Expansion Space to any third party, upon such terms and conditions as Landlord may elect, in Landlord’s sole discretion and all rights of Tenant in and to this Right of First Offer with respect to such Expansion Space shall terminate and thereafter be of no further force or effect. As used herein, the term “Net Effective Rental Rate” shall mean the effective rental rate upon which Landlord is proposing to lease such space to a third party, taking into account such proposed economic terms as (i) the base rent; (ii) the base year; (iii) free rent (if any); (iv) tenant improvement allowance (if any); (v) Landlord’s construction obligations (if any) with respect to the Expansion Space; (vi) the length of the proposed term; and (vii) any other concessions or economic terms upon which Landlord proposes to lease such Expansion Space to a third party.

(e) The Right of First Offer shall terminate and be of no force or effect if, at any time, (i) Tenant is or has been in default (after the expiration of any notice and cure rights) of the performance of any of the covenants, conditions or agreements to be performed under this Lease or (ii) the Premises are being subleased at the time the Right of First Offer is offered to any party other than a Related Entity (as defined in Article 17 of the Lease). The Right of First Offer is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of the Lease, except for an assignment to a Related Entity. If Tenant does not timely and properly elect to exercise the Right of First Offer with respect to any particular Expansion

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Space, based upon the terms proposed by Landlord as set forth in a Landlord’s Notice, all rights, title and interest of Tenant in and to the Right of First Offer with respect to such particular Expansion Space shall terminate and be of no further force or effect and Landlord shall have no further obligation to re-offer such particular Expansion Space to Tenant.

14. Signage: Landlord shall provide building standard signage for the Fourth Floor Premises.

15. Parking: Landlord and Tenant hereby acknowledge and agree that the “Parking/Number of Minimum Spaces” ratio set forth in the Basic Lease Information shall remain the same during the Extension Term. Landlord shall not impose any charge on Tenant for Tenant’s use of the Parking Facility and the unassigned parking spaces available to Tenant under the Lease during the Extension Term. Section 7 of the Third Amendment is hereby deleted in its entirety.

16. Brokers: Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker, agent or finder, other than Colliers International (“Broker”) who is representing both Tenant and Landlord, and neither party knows of any other real estate broker, agent or finder other than Broker who is entitled to a commission in connection with this Fourth Amendment. Landlord and Tenant each agrees to indemnify and defend the other against and hold the other harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker, agent or finder, other than Broker, occurring by, through or under the indemnifying party. Landlord shall be responsible to pay a commission to the Broker pursuant to the terms of a separate written agreement between Landlord and Broker.

17. OFAC Compliance:

17.1 Representations and Warranties. Tenant represents and warrants that (i) Tenant and each person or entity owning an interest in Tenant is (A) not currently identified on the Specially Designated Nationals and Blocked Persons List maintained by the Office of Foreign Assets Control, Department of the Treasury (“OFAC”) and/or on any other similar list maintained by OFAC pursuant to any authorizing statute, executive order or regulation (collectively, the “List”), and (B) not a person or entity with whom a citizen of the United States is prohibited to engage in transactions by any trade embargo, economic sanction, or other prohibition of United States law, regulation, or Executive Order of the President of the United States, (ii) none of the funds or other assets of Tenant constitute property of, or are beneficially owned, directly or indirectly, by any Embargoed Person (as hereinafter defined), (iii) no Embargoed Person has any interest of any nature whatsoever in Tenant (whether directly or indirectly), (iv) none of the funds of Tenant have been derived from any unlawful activity with the result that the investment in Tenant is prohibited by law or that the Lease is in violation of law, and (v) Tenant has implemented procedures, and will consistently apply those procedures, to ensure the foregoing representations and warranties remain true and correct at all times. The term “Embargoed Person” means any person, entity or government subject to trade restrictions under U.S. law, including but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder with the result that the investment in Tenant is prohibited by law or Tenant is in violation of law.

17.2 Covenants. Tenant covenants and agrees (i) to comply with all requirements of law relating to money laundering, anti-terrorism, trade embargos and economic sanctions, now or hereafter in effect, (ii) to immediately notify Landlord in writing if any of the representations, warranties or covenants set forth in this paragraph or the preceding paragraph are no longer true or have been breached or if Tenant has a reasonable basis to believe that they may no longer be true or have been breached, (iii) not to use funds from any “Prohibited Person” (as such term is defined in the September 24, 2001 Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism) to make any payment due to Landlord under the Lease and (iv) at the request of Landlord, to provide such information as may be requested by Landlord to determine Tenant’s compliance with the terms hereof.

17.3 Effect of Inclusion on List. Tenant hereby acknowledges and agrees that Tenant’s inclusion on the List at any time during the Term shall be a material default of the Lease. Notwithstanding anything herein to the contrary, Tenant shall not permit the Premises or any portion thereof to be used or

7

occupied by any person or entity on the List or by any Embargoed Person (on a permanent, temporary or transient basis), and any such use or occupancy of the Premises by any such person or entity shall be a material default of the Lease.

17.4 Provision of Names. Simultaneously with the execution of this Amendment, Tenant will provide to Landlord the names of the persons holding an ownership interest in Tenant, for purposes of compliance with Presidential Executive Order 13224 (issued September 24, 2001).

18. Effect of Fourth Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Fourth Amendment, the terms and conditions of this Fourth Amendment shall prevail.

19. Authority: Subject to the assignment and subletting provisions of the Lease, this Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Fourth Amendment.

20. Governing Law: This Fourth Amendment shall be construed in accordance with and governed by the laws of the State of California.

21. Counterparts: This Fourth Amendment may be executed in any number of counterparts, and provided each of the parties hereto executes at least one counterpart hereof, each counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. The parties agree that the delivery of an executed copy of this Fourth Amendment by facsimile shall be legal and binding and shall have the same full force and effect as if an original of this Fourth Amendment had been delivered. Facsimile signatures shall be binding upon the parties.

22. Incorporation: The terms and provisions of the Lease are hereby incorporated in this Fourth Amendment.

[signatures on next page]

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[continued from previous page]

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date and year first above written.

LANDLORD:

BAY CENTER INVESTOR LLC,

a Delaware limited liability company

By:	Harvest Bay Center Investors, LLC,
a Delaware limited liability company, its Co-Managing Member

	By:	/s/ JOHN WINTHER
Printed Name: John Winther
Title: President

By:	Bay Center, LLC,
a Delaware limited liability company, its Co-Managing Member

	By:	Bay Center REIT, LLC
a Delaware limited liability company, its sole member

	By:	Principal Enhanced Property Fund, L.P., a Delaware limited partnership, its managing member

	By:	Principal Enhanced Property Fund GP, LLC, a Delaware limited liability company, its general partner

	By:	Principal Real Estate Investors, LLC a Delaware limited liability company, its sole member

		By:	/s/ JOHN H. ROOT
		Name:	John H. Root
		Title:	Investment Director Asset Management

		By:	/s/ ROBERT T. KLINKNER
		Name:	Robert T. Klinkner
		Title:	Investment Director Asset Management
SEP 17 2007

[signatures continued on next page]

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[signatures continued from previous page]

TENANT:

MOBITV, INC.,

a Delaware corporation

By:	/s/ MICHAEL STRAMBI
Name:	Michael Strambi
Title:	VP Finance 8/24/07

By:	/s/ WILLIAM E. LOSCH
Name:	William E. Losch
Title:	CFO

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Amendment must be executed by the chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Amendment.

10

Exhibit A-1

Description of Fourth Floor Premises

Exhibit A-2

Description of Entire Premises pursuant to Fourth Amendment from the Fourth Floor Premises

Commencement Date up to and including the Second Floor Termination Date

(includes Fifth Floor Premises, First Expansion Premises, Second Expansion Premises, Third

Expansion Premises, Fourth Expansion Premises

and Fourth Floor Premises, collectively)

Bay Center Building 'A' 5th Floor

0 5' 10' 20' 30' 60'
CHRISTIE AVENUE
North

IBSEN / SENTY
ARCHITECTURE
1150 55TH ST. #E
EMERYVILLE
CALIFORNIA 94608
510/595/1851
FAX: 595/1853

Exhibit A1.0 - 5th Floor
6425 Christie Ave., Suite 500
Not To Scale
For Reference Purposes Only

Exhibit A1.0

Exhibit A-3

Description of Entire Premises pursuant to Fourth Amendment as of the day immediately following the Second Floor Termination Date (includes Fourth Floor Premises and Fifth Floor Premises,

collectively)

Exhibit B

Amended and Restated Basic Lease Information

Lease Date:	April 6, 2005 (for reference purposes only)

First Amendment to Lease:	March 6, 2006

Second Amendment to Lease	July 19, 2006

Third Amendment to Lease	March 13, 2007

Fourth Amendment to lease	August 24, 2007

Landlord:	Bay Center Investor LLC, a Delaware limited liability company

Tenant:	MobiTV, Inc., a Delaware corporation (formerly known as Idetic, Inc.)

Premises:

From the Commencement Date To July 18, 2006:	Approximately 23,104 square feet of Rentable Area on the fifth (5th) floor of the Building, which space comprises the entire Rentable Areas of the fifth (5th) floor of the Building, as shown on the Floor Plans attached to the Second Amendment to Lease as Exhibit A-1 (the “Fifth Floor Premises”)

From July 19, 2006 to November 15, 2006:	The Fifth Floor Premises and the First Expansion Premises (as defined in the Second Amendment to Lease)

From November 16, 2006 to March 19, 2007:	The Fifth Floor Premises, the First Expansion Premises, the Second Expansion Premises (as defined in the Second Amendment to Lease)

From March 20, 2007 to the day immediately preceding Fourth Expansion Premises Commencement Date:	The Fifth Floor Premises, the First Expansion Premises, the Second Expansion Premises and the Third Expansion Premises (as defined in the Third Amendment to Lease)

From the Fourth Expansion Premises Commencement Date to the date immediately preceding the Fourth Floor Premises Commencement Date:	The Fifth Floor Premises, the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises and the Fourth Expansion Premises (As defined in the Third Amendment to Lease)

Exhibit B, Page 1

From the Fourth Floor Premises Commencement Date Through the Second Floor Termination Date:	The Fifth Floor Premises, the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises, the Fourth Expansion Premises and the Fourth Floor Premises (As defined in the Fourth Amendment to Lease)

From the day immediately following the Second Floor Termination Date through the Expiration Date (as defined in the Fourth Amendment to Lease):	The Fifth Floor Premises and the Fourth Floor Premises

Term:	As to the Fifth Floor Premises: From the Commencement Date through the Expiration Date.

As to the First Expansion Premises: From July, 2006 (the First Expansion Premises Commencement Date) through the Second Floor Termination Date.

As for the Second Expansion Premises: From November 16, 2006 (the Second Expansion Premises Commencement Date) through the Second Floor Termination Date.

As for the Third Expansion Premises: From March 20, 2007 (the Third Expansion Premises Commencement Date) through the Second Floor Termination Date.

As for the Fourth Expansion Premises: From the Fourth Expansion Premises Commencement Date (as defined in the Third Amendment to Lease) through the Second Floor Termination Date.

As for the Fourth Floor Premises: From the Fourth Floor Premises Commencement Date (as defined in the Fourth Amendment to Lease) through the Expiration Date.

Commencement Date:	July 16, 2005

First Expansion Premises Commencement Date:	July 19, 2006

Second Expansion Premises Commencement Date:	November 16, 2006

Third Expansion Premises Commencement Date:	March 20, 2007

Fourth Expansion Premises Commencement Date:	To be determined pursuant to the Third Amendment to Lease

Fourth Floor Premises Commencement Date:	To be determined pursuant to the Fourth Amendment to Lease

Exhibit B, Page 2

Second Floor Termination Date (with respect to the First Expansion Premises, the Second Expansion Premises, the Third Expansion Premises, and the Fourth Expansion Premises):	Ten (10) business days following the Fourth Premises Commencement Date (as determined pursuant o the Fourth Amendment to Lease

Expiration Date (as to the Fifth Floor Premises and the Fourth Floor Premises):	The last day of the thirty-sixth (36th ) month following the Fourth Floor Premises Commencement Date (as determined pursuant to the Fourth Amendment to Lease)

Base Rent for the Fifth Floor Premises:

Period	Monthly Installment of Base Rate		Monthly Rental Rate per Rentable Square Foot
July 16, 2005 through July 15, 2006	$27,835.56	*	$2.32	*
July 16, 2006 through July 15, 2006	$42,870.76	**	$1.86	**
July 16, 2007 through July 15, 2008	$44,128.64	**	$1.91	**
July 16, 2008 through July 15, 2009	$79,708.80	**	$3.45	**
July 16, 2009 through July 15, 2010	$82,019.20	**	$3.55	**
July 16, 2010 through Expiration Date	$84,560.64	**	$3.66	**

*	based on Rentable Area of 12,000 square feet
**	based on Rentable Area of 23,104 square feet

Base Rent for the First Expansion Premises:

Period	Monthly Installment of Base Rate	Monthly Rental Rate per Rentable Square Foot
[Effective Date] through July 9, 2006	No Base Rent	N/A
July 10, 2006 through July 9, 2007	$5,477.50	$2.50
July 10, 2007 through the Second Floor Termination Date	$5,652.78	$2.58

Base Rent for the Second Expansion Premises:

Period	Monthly Installment of Base Rate	Monthly Rental Rate per Rentable Square Foot
November 16, 2006 through the Second Floor Termination Date	$12,475.00	$2.50

Exhibit B, Page 3

Base Rent for the Third Expansion Premises:

Period	Monthly Installment of Base Rate	Monthly Rental Rate per Rentable Square Foot
March 20, 2007 through the Second Floor Termination Date	$6,591.20	$2.80

Base Rent for the Fourth Expansion Premises:

Period	Monthly Installment of Base Rate	Monthly Rental Rate per Rentable Square Foot
Fourth Expansion Premises Commencement Date through the Second Floor Termination Date	$8,615.60	$2.80

Base Rent for the Fourth Floor Premises:

Period	Monthly Installment of Base Rate		Monthly Rental Rate per Rentable Square Foot
Fourth Floor Premises Commencement Date through 12 months thereafter	$69,564.00	***	$3.00
Months 13 through 24	$71,650.92	***	$3.09
Months 25 through 36	$73,737.84	***	$3.18

***	based on Rentable Area of 23,188 Square Feet

Base Year:

For the period from the Effective Date through the Second Floor Termination Date
For the First Expansion Premises	2006
For the Second Expansion Premises	2006
For the Third Expansion Premises	2007
For the Fourth Expansion Premises	2007

	For the period from the Effective Date through July 15, 2008	For the period from July 16, 2008 through the Expiration Date
For the Fifth Floor Premises	2005	2008
For the Fourth Floor Premises	2008	2008

Exhibit B, Page 4

Tenant’s Percentage Share:

For the Fifth Floor Premises:	18.87%

For the First Expansion Premises:	1.79%

For the Second Expansion Premises:	4.08%

For the Third Expansion Premises:	1.92%

For the Fourth Expansion Premises:	2.51%

For the Fourth Floor Premises:	18.92%

Permitted Use:	General Office and Administrative Use

Letter of Credit Amount	$300,000.00

Parking/Number of Minimum Spaces:	3.3 unassigned parking stalls for each 1,000 square feet of Rentable Area of the Premises, on terms and conditions described in Article 30 of the Lease

Tenant’s Address:	MobiTV, Inc. 6425 Christie Avenue, 5th Floor Emeryville, CA

Landlord’s Address:	Bay Center Investor LLC c/o Harvest Properties 2200 Powell Street, Suite 210 Emeryville, California 94608 Attn: Sarah Irving

Brokers:

For the Original Lease:

Landlord’s Broker:	Colliers International

Tenant’s Broker	CM Realty, Inc.

For the Second Amendment to Lease, Third Amendment to Lease and Fourth Amendment to Lease:

Landlord’s Broker:	Colliers International

Tenant’s Broker:	Colliers International

Exhibits to Lease:

Exhibit A:	Floor Plan(s) of Premises (replaced (i) as of the Fourth Floor Premises Commencement
Date by Exhibit A-2 to Fourth Amendment of (ii) as of the day immediately following the Second Floor Termination
Date by Exhibit A-3 to Fourth Amendment)
Exhibit B:	Description of the Land
Exhibit C:	Work Letter for the Fifth Floor Premises
Exhibit C-1:	Approved Plan

Exhibit B, Page 5

Exhibit D:	Rules and Regulations of the Project
Exhibit E:	Confirmation of Term

Exhibits to First Amendment to Lease

Exhibit A:	Landlord’s Signage Program
Exhibit B:	Tenant’s Sign Specifications

Exhibits to Second Amendment to Lease:

Exhibit A-1:	Fifth Floor Premises
Exhibit A-2:	First Expansion Premises
Exhibit A-3:	Second Expansion Premises
Exhibit A-4:	Entire Premises Pursuant to Third Amendment
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C:	Second Expansion Premises Work Letter
Exhibit D:	Second Expansion Premises Commencement Date Memorandum

Exhibits to Third Amendment to lease:

Exhibit A-1:	Third Expansion Premises
Exhibit A-2:	Fourth Expansion Premises
Exhibit A-3:	Entire Premises Pursuant to Third Amendment to Lease
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C-1:	Third Expansion Premises Commencement Date Memorandum
Exhibit C-2:	Fourth Expansion Premises Commencement Date Memorandum

Exhibits to Fourth Amendment to Lease:

Exhibit A-1:	Fourth Floor Premises
Exhibit A-2:	Entire Premises Pursuant to Fourth Amendment to Lease (from the period from the Fourth Floor Premises Commencement Date up to the Second Floor Termination Date)
Exhibit A-3:	Entire Premises Pursuant to Fourth Amendment to Lease (as of the day immediately following the Second Floor Termination Date)
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C:	Work Letter
Exhibit D:	Fourth Floor Premises Commencement Date Memorandum

Exhibit B, Page 6

Exhibit C

Work Letter

This exhibit, entitled “Work Letter”, is and shall constitute Exhibit C to that certain Fourth Amendment to Office Lease dated for reference purposes as of August                 , 2007 (the “Fourth Amendment”), by and between Bay Center Investor LLC, a Delaware limited liability company (“Landlord”), and MobiTV, Inc., a Delaware corporation (“Tenant”), relating to the leasing by Tenant of certain premises located at 6425 Christine Avenue, Emeryville, California (the “Premises”). The terms, conditions and provisions of this Exhibit C are hereby incorporated into and are made a part of the Fourth Amendment. References herein to the “Lease” shall mean that certain Lease dated as of April 6, 2005, between Landlord and Tenant, as amended by the First Amendment, the Second Amendment, Third Amendment and Fourth Amendment. Any capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Fourth Amendment.

1. Tenant Improvements. Subject to the conditions set forth below, Landlord agrees to construct and install certain improvements (“Tenant Improvements”) in the Fifth Floor Premises and Fourth Floor Premises in accordance with the Approved Final Drawings (defined below) and the terms of this Exhibit C.

2. Definition. “Tenant Improvements” as used in this Fourth Amendment shall include only those interior improvements to be made to the Fifth Floor Premises and Fourth Floor Premises as specified in the Approved Final Drawings (defined below) and agreed to by Tenant and Landlord in accordance with the provisions hereof. “Tenant Improvements” shall specifically not include (i) any alterations, additions or improvements installed or constructed by Tenant, or (ii) any of Tenant’s trade fixtures, security equipment, equipment, furniture, furnishings, telephone and/or data equipment, telephone and/or data lines or other personal property (collectively, “Tenant’s Installations”). Landlord and Tenant acknowledge and agree that the Tenant Improvements in the Fourth Floor Premises will be constructed prior to the Tenant Improvements in the Fifth Floor Premises. Accordingly, certain defined terms used herein, including, without limitation, “Tenant Improvements”, “Initial Plans”, “Final Drawings”, “Approved Final Drawings”, “Substantial Completion”, “Tenant Improvement Costs”, “Excess Tenant Improvement Costs”, and “Change Requests” shall apply to and be deemed to refer to the Tenant Improvements being constructed in either the Fourth Floor Premises or the Fifth Floor Premises at such time, as the context may require.

3. Initial Plans. Tenant desires that Landlord perform certain Tenant Improvements in the Fifth Floor Premises and the Fourth Floor Premises. The Tenant Improvements for the Fourth Floor Premises shall be in substantial accordance with the plan(s) and scope of work dated August 1, 2007 (collectively, the “Initial Plans”), prepared by Ibsen/Senty Architecture (the “Architect”), and approved by Landlord and Tenant and attached hereto as Schedule 1. Following Landlord and Tenant’s execution of the Fourth Amendment, Tenant or Tenant’s Representatives shall furnish to Landlord, not later than five (5) business days following Landlord’s request therefor, such additional plans, drawings, specifications and finish details as Landlord may reasonably request to enable the Architect to prepare the Final Drawings, including, but not limited to, a final telephone layout and special electrical connections, if any. All plans, drawings, specifications and other details which are furnished by or on behalf of Tenant to Landlord following Tenant’s execution of the Fourth Amendment shall be subject to Landlord’s approval, which approval shall not be unreasonably withheld. Landlord shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details submitted by or on behalf of Tenant or of any Change Request (hereafter defined in Section 11 below) because, in Landlord’s reasonable opinion, the work as described in any such item or any Change Request, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety

Exhibit C, Page 1

of the Building or its occupants; (b) is likely to impair Landlord’s ability to furnish services to Tenant or other tenants in the Building; (c) would increase the cost of operating the Building; (d) would violate any applicable governmental, administrative body’s or agencies’ laws, rules, regulations, ordinances, codes or similar requirements (or interpretations thereof); (e) contains or uses Hazardous Materials; (f) would adversely affect the appearance of the Building (other than the interior of the Premises); (g) is likely to adversely affect another tenant’s premises or such other tenant’s use and enjoyment of such premises; (h) is prohibited by any ground lease affecting the Building and/or the Land, any matters of record or any mortgage, trust deed or other instrument encumbering the Building and/or the Land; (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work; (j) is not, at a minimum, in accordance with Landlord’s Building Standards (defined below); or (k) would delay completion of the Final Drawings, the Approved Final Drawings and/or the Tenant Improvements. The foregoing reasons, however, shall not be the only reasons for which Landlord may withhold its approval, whether or not such other reasons are similar or dissimilar to the foregoing. Notwithstanding the foregoing, if any plan, specification, drawing or other detail submitted by Tenant or Change Request would result in an aggregate amount of Excess Tenant Improvement Costs (defined in Section 10 below) equal to or greater than ten percent (10%) of the sum of the Fourth Floor Premises Improvement Allowances and the Fifth Floor Premises Improvement Allowance (as such terms are defined in Section 8 below), Landlord shall have the right to condition its approval of such plan, specification, drawing, detail or Change Request on Tenant’s furnishing additional security to Landlord hereunder. Neither the approval by Landlord of the Tenant Improvements, the Initial Plans or any other plans, specifications, drawings or other items associated with the Tenant Improvements or any Change Request nor Landlord’s performance, supervision or monitoring of the Tenant Improvements shall constitute any warranty or covenant by Landlord to Tenant of the adequacy of the design for Tenant’s intended use of the Premises. Tenant agrees to, and does hereby, assume full and complete responsibility to ensure that the Tenant Improvements and the Approved Final Drawings are adequate to fully meet the needs and requirements of Tenant’s use and intended operations of its business within the Premises.

4. Final Drawings and Approved Final Drawings. If necessary for the performance of the Tenant Improvements, and to the extent not already included as part of the Initial Plans to be attached hereto, Landlord shall prepare or cause to be prepared final working drawings and specifications for the Tenant Improvements (the “Final Drawings”) based on and consistent with the Initial Plans and the other plans, specifications, drawings, finish details or other information furnished by Tenant or Tenant’s Representatives to Landlord and approved by Landlord pursuant to Section 3 above. Tenant shall cooperate diligently with Landlord, the Architect, and other representatives and Tenant shall furnish within five (5) business days after any request therefore, all information required by Landlord, the Architect, the General Contractor or other Landlord representatives for completion of the Final Drawings. So long as the Final Drawings are substantially consistent with the Initial Plans, Tenant shall approve the Final Drawings within five (5) business days after receipt of same from Landlord. Tenant’s failure to approve or disapprove such Final Drawings within the foregoing five (5) business day time period, shall be conclusively deemed to be approval of same by Tenant. If Tenant reasonably disapproves of any matters included in the Final Drawings because such items are not substantially consistent with the Initial Plans, Tenant shall, within the aforementioned five (5) business day period, deliver to Landlord written notice of its disapproval and Tenant shall specify in such written notice, in sufficient detail as Landlord may reasonably require, the matters disapproved, the reasons for such disapproval, and the specific changes or revisions necessary to be made to the Final Drawings to cause such drawings to substantially conform to the Initial Plans. If Landlord disapproves any plan, specification, drawing or other detail submitted by or on behalf of Tenant or any Change Request in connection with the preparation of the Final Drawings, Landlord shall provide a reasonably specific description of the reasons for such disapproval, and Tenant shall have the right to revise and

Exhibit C, Page 2

resubmit any such plan, specification or other detail or additional Change Request to Landlord for Landlord’s approval within five (5) business days after Tenant’s receipt of Landlord’s notice of disapproval. Any additional costs associated with such changes requested by or on behalf of Tenant shall be included as part of the Tenant Improvement Costs (defined below). The foregoing procedure shall be followed by the parties until the Final Drawings are acceptable to both Landlord and Tenant. Landlord and Tenant shall indicate their approval of the Final Drawings by initialing each sheet of the Final Drawings and delivering to one another a true and complete copy of such initialed Final Drawings (the “Approved Final Drawings”). A true and complete copy of the Approved Final Drawings shall be attached to the Fourth Amendment as Exhibit C-1 and shall be made a part hereof. Any changes or revisions to the Approved Final Drawings requested by Tenant must first be approved by Landlord, which approval shall not be unreasonably withheld, subject to the provisions of Section 3 above. If Landlord approves such requested changes or revisions, Landlord shall cause the Approved Final Drawings to be revised accordingly and Landlord and Tenant shall initial each sheet of the Approved Final Drawings as revised and replace and attach a true and complete copy thereof to the Fourth Amendment as Exhibit C-1. Landlord and Tenant hereby covenant to each other to cooperate with each other and to act reasonably in the preparation and approval of the Final Drawings and the Approved Final Drawings.

5. Performance of Tenant Improvements. As soon as practicable after Tenant and Landlord initial and attach to the Fourth Amendment as Exhibit C-1 a true and complete copy of the Approved Final Drawings, Landlord shall submit the Approved Final Drawings to the governmental authorities having rights of approval over the Tenant Improvements and shall apply for the necessary approvals and building permits. Landlord and Tenant hereby agree that Wilcox and Company (the “General Contractor”) shall construct the Tenant Improvements, and that Landlord’s contract with the General Contractor shall provide that the General Contractor shall (i) charge no more than 3% mark-up for general conditions and 7% mark-up for combined overhead and profit, and (ii) competitively bid selected subcontractor trades to three (3) bidders mutually agreed upon in advance by Landlord and Tenant; provided, however, in no event shall Baxter Electric be used as a subcontractor. Landlord shall commence construction, or cause the commencement of construction by the General Contractor, of the Tenant Improvements (for the Fourth Floor Premises and/or the Fifth Floor Premises, as applicable) as soon as practicable after obtaining all required governmental approvals and permits. Except as hereinafter expressly provided to the contrary, Landlord shall cause the performance of the Tenant Improvements using (except as may be stated or otherwise shown in the Approved Final Drawings) building standard materials, quantities and procedures then in use by Landlord (“Building Standards”). Time is of the essence with respect to the parties’ obligations pursuant to this Work Letter.

6. Substantial Completion.

(a)

Landlord shall cause the General Contractor to construct the Tenant Improvements in the Fifth Floor Premises and Fourth Floor Premises in accordance with the applicable Approved Final Drawings and in a good and workmanlike manner. The Tenant Improvements for the Fourth Floor Premises shall be deemed substantially complete on the date that (i) the building officials of the applicable governmental agency(s) issues its final approval of the construction of the Tenant Improvements relating to the Fourth Floor Premises as evidenced by a certificate of occupancy or equivalent document permitting Tenant to occupy the Fourth Floor Premises (or such date that such agency(s) would have issued such certificate of occupancy or equivalent document permitting Tenant to occupy the Fourth Floor Premises, but for any Tenant Delays), or (ii) the date on which Tenant first takes occupancy of the Fourth Floor Premises for purposes other than to perform the Tenant’s Pre-Occupancy Work, whichever first occurs (“Substantial Completion”, or “Substantially Completed”, or

Exhibit C, Page 3

“Substantially Complete”). Tenant hereby acknowledges and agrees that the term “Substantial Completion” of the Tenant Improvements as used herein will not include the completion of any work associated with Tenant’s Installations, including without limitation, work related to any requirements of governmental and regulatory agencies with respect to any of Tenant’s Installations.

(b)

Landlord shall notify Tenant in writing upon Landlord’s receipt of notice from the General Contractor that the General Contractor believes that Substantial Completion of the Tenant Improvements in the Fourth Floor Premises has occurred (or will occur on a specified date). Landlord shall request that the General Contractor provide the Landlord (and Landlord shall endeavor to provide Tenant) within at least ten (10) days advance notice of the General Contractor’s estimate of Substantial Completion of the Fourth Floor Premises; provided, however, in no event shall Landlord (or the General Contractor) be liable for failure to provide such ten (10) days advance notice, nor shall the date of Substantial Completion of the Fourth Floor Premises be affected thereby. Representatives of Landlord and Tenant shall accompany the Architect and the General Contractor on a walk-through and inspection of the Fourth Floor Premises following Landlord’s determination that completion of the Tenant Improvements has occurred. Within five (5) days after such walk-through, the Architect shall provide to Landlord the list in writing identifying all of the items of defective work, non-conforming work and incomplete work observed by the parties, referred to as the “Punch List”. Within ten (10) business days after the date of Substantial Completion, Tenant shall identify in writing to Landlord a list of any items of defective work, non-conforming work and incomplete work previously obstructed or obscured during the walk-through and inspection. Landlord shall use commercially reasonable efforts to cause the completion of the Punch List items within thirty (30) days after receipt of the Punch List and shall use commercially reasonable efforts to minimize any material interference with Tenant’s use or occupancy of the Premises.

(c)

Neither the validity nor enforceability of the Lease shall be affected by the completion or non-completion of the Tenant Improvements and Landlord shall have no liability to Tenant as a result of any delay in occupancy (whether for damages, abatement of all or any portion of the Rent, or otherwise). Notwithstanding the foregoing, if Landlord fails to deliver possession of the Fourth Floor Premises with the Tenant Improvements in the Fourth Floor Premises Substantially Completed on or before July 15, 2008 (as such date may be extended by Force Majeure Delays and/or Tenant delays (the “Outside Delivery Date”), Tenant shall have the right to terminate the Lease upon delivery to Landlord of written notice of its election to do so on or prior to five (5) business days following the Outside Delivery Date. If Tenant fails to deliver such written notice to Landlord on or prior to five (5) business days following the Outside Delivery Date, Tenant shall have no further right to terminate the Lease for Landlord’s failure to deliver possession of the Fourth Floor Premises to Tenant. Tenant’s right to terminate this Lease pursuant to this Section 6(c) shall be Tenant’s sole right and/or remedy for Landlord’s failure to deliver possession of the Premises to Tenant. The Tenant Improvements shall belong to Landlord and shall be deemed to be incorporated into the Fourth Floor Premises for all purposes of the Lease, unless Landlord, in writing, indicates otherwise to Tenant.

Exhibit C, Page 4

7. Construction Delays.

(a)

Landlord’s obligation to cause the General Contractor to construct the Tenant Improvements in the Fourth Floor Premises shall be subject to delays due to (i) acts or events beyond Landlord’s reasonable control including, but not limited to, acts of God, earthquakes, strikes, lockouts, boycotts, casualties, discontinuance of any utility or other service required for performance of the Tenant Improvements, moratoriums, governmental agencies, delays on the part of governmental agencies, delays in obtaining permits or approvals from governmental agencies and inclement weather (including rain delays), (ii) the lack of availability or shortage of specialized materials used in the construction of the Tenant Improvements, or (iii) any changes required by the fire department, building and/or planning department, building inspectors or any other agency having jurisdiction over the Building and/or the Tenant Improvements (other than those required changes directly attributable to a Tenant Delay (as defined below), Tenant’s Change Orders, or any improvements requested by Tenant that are not typically part of general office uses, which shall be considered Tenant Delays (as defined below)). Collectively, the foregoing are referred to as “Force Majeure Delays”.

(b)

Any actual delay directly attributable to Tenant and/or any of Tenant’s Representatives as a result of any of the following described events or occurrences: (i) delays related to changes made or requested by Tenant to the Tenant Improvements, the Final Drawings and/or the Approved Final Drawings; (ii) the failure of Tenant to furnish all or any plans, drawings, specifications, finish details or other information when required under Sections 3 and 4 above; (iii) the failure of Tenant to comply with the requirements of Section 10 below; (iv) Tenant’s requirements for extraordinary work or materials, finishes, or installations that cannot be reasonably obtained in accordance with General Contractor’s construction schedule; provided that General Contractor or Landlord advises Tenant of the potential delay within ten (10) business days after Tenant’s request therefor; (v) Tenant’s requirements for extraordinary phasing of the construction that requires a materially different sequence of construction activities than General Contractor’s construction schedule; provided that General Contractor or Landlord advises Tenant of the potential delay within ten (10) business days after Tenant’s request therefor; (vi) any changes in the Approved Final Drawings or the Tenant Improvements required by the fire department, building or planning department, building inspectors or any other agency having jurisdiction over the Building only if such changes are directly attributable to any improvements requested by Tenant that are not typically part of general office uses or Tenant’s Change Orders; (vii) the completion of any work associated with Tenant’s Installations, including without limitation, work related to any requirements of governmental and regulatory agencies with respect to any of Tenant’s Installations; (viii) the performance of any additional work pursuant to a Change Request that is initiated by Tenant; (ix) the performance of work in or about the Premises by any person, firm or corporation employed by or on behalf of Tenant, including, without limitation, any failure to complete or any delay in the completion of such work; and/or (x) any and all delays caused by or arising from the acts or omissions of Tenant and/or Tenant’s Representatives, shall be collectively referred to as a “Tenant Delay”.

(c)	There shall be no extension of the Expiration Date of the Term of the Lease due to any delays in Substantial Completion of the Tenant Improvements in the Fourth

Exhibit C, Page 5

Floor Premises. Notwithstanding anything to the contrary contained in the Lease, any delays in the construction of the Tenant Improvements due to any Tenant Delay(s) shall in no way extend the date on which Tenant is required to commence paying Rent for the Fourth Floor Premises under the terms of the Lease (or would have been required to commence paying Rent, but for the Tenant Delay(s)), it being understood and agreed that for purposes of determining the date upon which Tenant’s obligation to pay Rent for the Fourth Floor Premises shall commence, such date shall be deemed to be the date the Tenant Improvements in the Fourth Floor Premises would have been Substantially Completed, but for any Tenant Delay(s). It is the intention of the parties that Tenant shall be wholly and completely responsible for all Tenant Delays and any and all consequences related to such Tenant Delays, including, without limitation, any costs and expenses attributable to increases in labor or materials.

8. Tenant Improvement Allowance. Subject to the provisions of this Exhibit C, Landlord shall provide to Tenant an allowance for the planning and construction of the Tenant Improvements including the Tenant Improvements to be performed in the Premises, as described in the Initial Plans and the Approved Final Drawings, in the following amounts:

(a)

an allowance of Eight Hundred Twenty-Two Thousand Three Hundred Sixty Dollars ($822,360.00) (the “Fourth Floor Premises Improvement Allowance”) based upon an allowance of Thirty-Five Dollars ($35.00) per square foot of Rentable Area for approximately 23,496 square feet of Rentable Area of the Fourth Floor Premises; and

(b)

an allowance of Three Hundred Eleven Thousand Nine Hundred and Four Dollars ($311,904.00) (the “Fifth Floor Premises Improvement Allowance”), based upon an allowance of Thirteen and 50/100 Dollars ($13.50) per square foot of Rentable Area for approximately 23,104 square feet of Rentable Area of the Fifth Floor Premises. The aggregate amount of the Fourth Floor Premises Improvement Allowance and the Fifth Floor Premises Improvement Allowance shall be collectively referred to herein as the “Tenant Improvement Allowance”.

Notwithstanding the foregoing, Tenant shall have the right to use any of the Tenant Improvement Allowance to pay for Tenant Improvements made to any portion of the Fifth Floor Premises or the Fourth Floor Premises; provided, however, that Landlord shall first be entitled to use a portion of the Tenant Improvement Allowance to pay the Architect for costs incurred in connection with the Architect’s preparation of Initial Plans, the Final Drawings and the Approved Final Drawings.

The Tenant Improvement Allowance shall be the maximum contribution by Landlord for the Tenant Improvement Costs and shall be subject to the provisions of Section 10 below. Notwithstanding the foregoing, if, as a condition to the applicable governmental agency’s approval of the Tenant Improvements in the Fourth Floor Premises, (i) certain sprinkler heads relating to the sprinkler system located in the Fourth Floor Premises are required to be replaced and/or, (ii) certain ADA upgrades are required to be made to the restrooms located in the Fourth Floor Premises and/or (iii) additional power supplies for the fire alarm system control panel or “back-bone” are required to activate the fire alarm devices in the Fourth Floor Premises (such work, if and to the extent required, collectively, “Landlord’s Work”), then, in such event, Landlord shall perform or cause to be performed such Landlord’s Work, at Landlord’s sole cost and expense (and no portion of the Tenant Improvement Allowance shall be applied towards such Landlord’s Work).

Exhibit C, Page 6

Following the completion of the Tenant Improvements and Landlord’s final accounting of the amount of the Tenant Improvement Allowance expended on the Tenant Improvements, Tenant shall have the right to credit against Base Rent any of the Tenant Improvement Allowance not expended by Landlord; provided, in no event shall Tenant have the right to credit against Base Rent for (i). the Fourth Floor Premises an amount in excess of the Fourth Floor Premises Tenant Improvement Allowance, and (ii) the Fifth Floor Premises an amount in excess of the Fifth Floor Premises Tenant Improvement Allowance; provided, further, such credit available to Tenant pursuant to (i) or (ii) above shall be credited in equal monthly installments towards the Base Rent due for the respective portion of the Premises over the remainder of the Term. If Tenant uses any portion of the Tenant Improvement Allowance as a credit against Base Rent as provided herein, Landlord and Tenant shall enter into an amendment to the Lease confirming the application of such credit to the Base Rent.

9. Tenant Improvement Costs. The Tenant Improvements’ cost (the “Tenant Improvement Costs”) shall mean and include any and all costs and expenses of the Tenant Improvements, including, without limitation, all of the following:

(a)

All costs of preliminary space planning and final architectural and engineering plans and specifications (including, without limitation, the scope of work, all plans and specifications, the Initial Plans, the Final Drawings and the Approved Final Drawings) for the Tenant Improvements, and architectural fees, engineering costs and fees, and other costs associated with completion of said plans;

(b)	All engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

(c)

All costs of obtaining building permits and other necessary authorizations and approvals from all local governmental authorities and all other applicable agencies and entities having jurisdiction thereof;

(d)	All costs of Tenant’s representative/project manager directly related to the design and construction of the Tenant Improvements;

(e)	All costs of interior design and finish schedule plans and specifications including as built drawings, if applicable;

(f)

All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, (i) the General Contractor’s fee for overhead and profit, (ii) the cost of the General Contractor’s on-site supervisory and administrative staff, in connection with construction of the Tenant Improvements, and (iii) all of the General Contractor’s labor (including overtime), materials and equipment constituting the Tenant Improvements;

(g)

All fees payable to the General Contractor, the Architect and Landlord’s consultant and/or engineering firm if they are required by Tenant to redesign any portion of the Tenant Improvements following Tenant’s approval of the Approved Final Drawings;

(h)	Utility connection fees;

(i)	Inspection fees and filing fees payable to local governmental authorities, if any;

Exhibit C, Page 7

(j)	All costs of all permanently affixed equipment and non-trade fixtures provided for in the Approved Final Drawings, including the cost of installation; and,

(k)

A construction management fee payable to Landlord in the amount of three percent (3%) of the actual cost of designing, constructing and installing the Tenant Improvements in the Premises and the Building; provided, no construction management fee shall be charged by Landlord if and to the extent an affiliate of Landlord is retained as the General Contractor hereunder.

Tenant expressly acknowledges that a portion of the construction of the Tenant Improvements may cause objectionable noise and/or may need to be performed after normal business hours, to the extent entry by the General Contractor into portions of the Building currently occupied by other tenants is required for the performance of the Tenant Improvements, and that overtime costs may be incurred in connection with such entry and work (and that the cost of such overtime shall be included in the Tenant Improvement Cost). Landlord shall advise Tenant, in advance, prior to incurring overtime costs as described in the immediately preceding sentence. Any other overtime work proposed in connection with the construction of the Tenant Improvements shall be subject to Tenant’s prior approval, in writing.

The parties acknowledge that the General Contractor’s bid and subsequent contract amount for the construction of the Tenant Improvements shall be based on standard wage rates without overtime or delayed shift premiums, except for overtime required for the objectionable noise work as outlined in the first sentence of the immediately preceding paragraph.

(i)

If the General Contractor is delayed by a Tenant Delay and Tenant approves in advance overtime work or additional shift work in order to eliminate such delay, the premium cost will be included in the Tenant Improvement Cost.

(ii)

If the General Contractor is delayed for any reason other than a Tenant Delay and works overtime or additional shift work at Landlord’s direction in order to eliminate such delay, such premium cost will not be included in the Tenant Improvement Cost.

10. Excess Tenant Improvement Costs. The term “Excess Tenant Improvement Costs” as used herein shall mean and refer to the aggregate of (i) all costs related to any and all Change Requests/Change Orders by Tenant, and (ii) the amount by which the actual Tenant Improvement Cost (exclusive of all costs referred to in clause (i) above) (the “Actual TI Costs”) exceed the Tenant Improvement Allowance, subject to the remaining provisions of this Section 10. Tenant shall faithfully pay all of the Excess Tenant Improvement Costs to Landlord in the following described manner. The Excess Tenant Improvement Costs shall be paid by Tenant, in cash, in progress payments, during the course of construction of the Tenant Improvements, pari passu (i.e. in proportion to the ratio that the amount of the Excess Tenant Improvement Costs bears to all (or the applicable portion) of the Tenant Improvement Allowance to be expended by Landlord on the Tenant Improvements for the Fourth Floor Premises (or the Fifth Floor Premises, as the case may be)) to Landlord within ten (10) business days of Landlord’s delivery to Tenant of a written demand therefore, together with a reasonably detailed reconciliation of such costs. If Tenant fails to remit the sums so demanded by Landlord pursuant to Section 8 above and this Section 10 within the time periods required, Landlord may, at its option, declare Tenant in default under the Lease. Landlord shall not be required to continue the Tenant Improvements until Excess Tenant Improvement Costs relating to Actual TI Costs have been paid by Tenant, as provided herein.

11. Change Requests. No changes or revisions to the Approved Final Drawings shall be made by either Landlord or Tenant unless approved in writing by both parties. Upon Tenant’s request

Exhibit C, Page 8

and submission by Tenant (at Tenant’s sole cost and expense) of the necessary information and/or plans and specifications for any changes or revisions to the Approved Final Drawings and/or for any work other than the Tenant Improvements described in the Approved Final Drawings (“Change Requests”), and the approval by Landlord of such Change Request(s) to be performed, which approval Landlord agrees shall not be unreasonably withheld or delayed, Landlord shall cause the additional work associated with the approved Change Request(s), at Tenant’s sole cost and expense, subject, however, to the following provisions of this Section 11. Prior to commencing any additional work related to the approved Change Request(s), Landlord shall submit to Tenant a written statement of the cost of such additional work and a proposed tenant change order therefor (“Change Order”) in the standard form then in use by Landlord. Tenant shall execute and deliver to Landlord such Change Order and shall pay the entire cost of such additional work in the following described manner. Any costs related to such approved Change Request(s) and Change Order shall be added to the Tenant Improvement Costs and shall be paid for by Tenant as and with any Excess Tenant Improvement Costs as set forth in Section 10 above. Any delays associated with any Change Request or Change Order requested by Tenant shall be considered a Tenant Delay. The billing for such additional costs to Tenant shall be accompanied by reasonably detailed evidence of the amounts billed. Costs related to approved Change Requests and Change Orders shall include, without limitation, any architectural or design fees, Landlord’s construction fee for overhead and profit, and the General Contractor’s price for effecting the change. If Tenant fails to execute or deliver such Change Order, or to pay the costs related thereto, then Landlord shall not be obligated to do any additional work related to such approved Change Request(s) and/or Change Orders, and Landlord may proceed to perform only the Tenant Improvements, as specified in the Approved Final Drawings. Landlord shall equitably adjust the amount of the Tenant Improvement Costs for any deletions in the scope of the Tenant Improvements.

12. Termination. If the Lease is terminated prior to the Fourth Floor Premises Commencement Date, for any reason due to the default (after the expiration of any applicable notice and cure periods) of Tenant hereunder, in addition to any other remedies available to Landlord under the Lease, Tenant shall pay to Landlord as Additional Rent under the Lease, within five (5) days of receipt of a statement therefor, any and all costs incurred by Landlord and not reimbursed or otherwise paid by Tenant through the date of termination in connection with the Tenant Improvements to the extent planned, installed and/or constructed as of such date of termination, including, but not limited to, any costs related to the demolition and/or removal of all or any portion of the Tenant Improvements and restoration costs related thereto. Subject to the provisions of Section 34.12 of the Lease, upon the expiration or earlier termination of the Lease, Tenant shall not be required to remove the Tenant Improvements it being the intention of the parties that the Tenant Improvements are to be considered incorporated into the Building.

13. Tenant Access. Landlord, in Landlord’s reasonable discretion and upon receipt of a written request from Tenant and written confirmation from the General Contractor that such limited entry will be in harmony with the General Contractor’s work schedule with respect to the Tenant Improvements, may grant Tenant a license to have access to the Fourth Floor Premises prior to the completion of the Tenant Improvements therein to allow Tenant to do other work required by Tenant to install the Tenant Installations and to otherwise make the Fourth Floor Premises ready for Tenant’s use and occupancy (the “Tenant’s Pre-Occupancy Work”). It shall be a condition to the grant by Landlord and continued effectiveness of such license that:

(a)

Tenant shall give to Landlord a written request to have such access not less than ten (10) business days prior to the date on which such proposed access will commence (the “Access Notice”). The Access Notice shall contain or be accompanied by each of the following items, all in form and substance reasonably acceptable to Landlord: (i) a detailed description of and schedule for Tenant’s PreOccupancy Work; (ii) the names and addresses of all contractors, subcontractors

Exhibit C, Page 9

and material suppliers and all other representatives of Tenant who or which will be entering the Fourth Floor Premises on behalf of Tenant to perform Tenant’s Pre Occupancy Work; (iii) copies of all contracts, subcontracts, material purchase orders, plans and specifications pertaining to Tenant’s Pre-Occupancy Work; (iv) copies of all licenses and permits required in connection with the performance of Tenant’s Pre-Occupancy Work; and (v) certificates of insurance (in amounts satisfactory to Landlord and with the parties identified in, or required by, the Lease named as additional insureds).

(b)

Tenant shall indemnify, defend and hold the Indemnitees harmless from and against any and all claims, liens, actions, costs, expenses (including without limitation, attorneys’ fees and costs), penalties, fines, and damages arising from or related to, in any manner whatsoever, the Tenant’s Pre-Occupancy Work.

(c)	Such pre-term access by Tenant and Tenant’s employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitee shall be subject to reasonable scheduling by Landlord.

(d)

Tenant’s employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees shall fully cooperate, work in harmony and not, in any manner, interfere with Landlord or Landlord’s agents or representatives in constructing the Tenant Improvements and any additional work pursuant to approved Change Orders, Landlord’s work in other areas of the Building or the Project, or the general operation of the Project. If at any time any such person representing Tenant shall not be cooperative or shall otherwise cause or threaten to cause any such disharmony or interference, including without limitation, labor disharmony, and Tenant fails to immediately institute and maintain corrective actions as directed by Landlord, then Landlord may revoke such license upon twenty-four (24) hours’ prior written notice to Tenant.

(e)

Any such entry into and limited occupancy of the Fourth Floor Premises or any portion thereof by Tenant or any person or entity working for or on behalf of Tenant shall be deemed to be subject to all of the terms, covenants, conditions and provisions of the Lease, excluding only the covenant to pay Rent. Landlord shall not be liable for any injury, loss or damage that may occur to any of Tenant’s Pre-Occupancy Work made in or about the Fourth Floor Premises or to any property placed therein prior to the commencement of the Term of the Lease with respect to the Fourth Floor Premises, the same being at Tenant’s sole risk and liability, except to the extent of Landlord’s gross negligence or willful misconduct. Tenant shall be liable to Landlord for any damage to any portion of the Fourth Floor Premises, the Tenant Improvements or the additional work related to any approved Change Orders caused by Tenant or any of Tenant’s employees, agents, contractors, consultants, workmen, mechanics, suppliers and invitees. In the event that the performance of Tenant’s Pre-Occupancy Work causes extra costs to be incurred by Landlord or requires the use of other Building services, after delivery to Tenant of prior notice that such extra costs are reasonably anticipated by Landlord to be incurred Tenant shall promptly reimburse Landlord for such extra costs and/or shall pay Landlord for such other Building services at Landlord’s standard rates then in effect.

14. Lease Provisions; Conflict. The terms and provisions of the Lease, insofar as they are applicable, in whole or in part, to this Exhibit C, are hereby incorporated herein by reference. In the event of any conflict between the terms of the Lease, on the one hand, and this Exhibit C on

Exhibit C, Page 10

the other hand, the terms of this Exhibit C shall prevail. Any amounts payable by Tenant to Landlord hereunder shall be deemed to be Additional Rent under the Lease and, upon any default in the payment of same, Landlord shall have all rights and remedies available to it as provided for in the Lease.

15. No-Imputation. The terms of this Exhibit C shall not be deemed modified in any respect in the event an affiliate of Landlord is retained as General Contractor, it being understood and agreed that Landlord and General Contractor, regardless of the identity of General Contractor, shall at all times remain separate and independent entities and the knowledge and actions of one shall not be imputed to the other.

16. Tenant’s Representative. Tenant’s representative for all purposes under this Work Letter shall be Tenant’s facility manager, Chris Seguin or Tenant’s project manager, Keith Dines.

Exhibit C, Page 11

Exhibit D

Fourth Floor Premises Commencement Date Memorandum

Lease Date: April 6, 2005

Date of Fourth Amendment to Lease: August 24, 2007

Landlord: Bay Center Investor LLC

Tenant: MobiTV, Inc.

Expansion Premises: Suite

Pursuant to Section 10 of the above-reference Fourth Amendment to Lease, the Fourth Floor Premises Commencement Date is                 , 2007. As calculated pursuant to Section 5 of the Fourth Amendment to Lease, the Expiration Date of the Lease is                 .

LANDLORD

BAY CENTER INVESTOR LLC, a Delaware limited liability company

By:
Name:
Title:

TENANT:

MOBITV, INC., a Delaware corporation

By:
Name:
Title:

Exhibit D, Page 1

Fifth Amendment to Office Lease

This Fifth Amendment to Office Lease (the “Fifth Amendment”) is made and entered into as of January 30, 2009 (the “Amendment Date”), for reference purposes only, between Bay Center Investor LLC, a Delaware limited liability company (“Landlord”), and MobiTV, Inc., a Delaware corporation (“Tenant”), with reference to the following facts.

Recitals

A.            Bay Center Office, LLC (predecessor-In-Interest to Landlord) and Tenant (formerly known as Idetic, Inc.) entered into that certain Office Lease dated as of March 6, 2005 (the “Original Lease”), which Original Lease was amended by that certain First Amendment to Lease dated as of March 6, 2006 (the “‘First Amendment”), by and between Bay Center Office, LLC and Tenant, that certain Second Amendment to Office Lease dated as of July 19, 2006 (the “Second Amendment”) between Bay Center Office, LLC and Tenant, and that certain Third Amendment to Office Lease dated as of March 13, 2007 (the “Third Amendment”) between Bay Center Office, LLC and Tenant, and that certain Fourth Amendment to Office Lease dated as of August 24, 2007 (the “Fourth Amendment”) between Landlord and Tenant for the leasing of certain premises consisting of approximately 46,292 square feet of Rentable Area situated in the building (the “Building”) located at 6425 Christie Avenue, Emeryville, California (the “Current Premises”). The Current Premises are comprised of: (i) approximately 23,104 square feet of Rentable Area (the “Fifth Floor Premises”) located on the fifth (5th) floor of the Building; and (approximately 23,188 square feet of Rentable Area (the “Fourth Floor Premises”) located on the fourth (4th) floor of the Building.

B.            The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, is referred to hereinafter collectively as the “Lease”.

C.            Pursuant to Section B of the Work Letter attached as Exhibit B to the Fourth Amendment, Tenant has the right to receive a credit against Base Rent otherwise due under the Lease, in an amount equal to the portion (if any) of the Tenant Improvement Allowance (as defined in the Fourth Amendment) not expended by Landlord on the Tenant Improvements (as defined in the Fourth Amendment), subject to certain limitations set forth therein. Landlord has now completed the Tenant Improvements and its final accounting of the cost thereof and has determined that Tenant is entitled to a credit against the Base Rent otherwise due under the Lease for the Fifth Floor Premises, in an amount equal to the remaining unused portion of the Fifth Floor Tenant Improvement Allowance. Landlord and Tenant now wish to amend the Lease to provide for, among other things, a new Base Rent schedule which reflects a credit for the unused portion of the Fifth Floor Tenant Improvement Allowance, all upon and subject to each of the terms, conditions, and provisions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1.            Recitals: Landlord and Tenant agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full.

2.            Definitions: Unless otherwise defined In this Fifth Amendment, all terms not defined in this Fifth Amendment shall have the meanings assigned to such terms In the Lease.

3.            Confirmation of Certain Lease Dates: Landlord and Tenant hereby confirm that: (i) the “Fourth Expansion Premises Commencement Date”, as defined In Section 4 of the Third Amendment is August 1, 2007; (ii) the “Fourth Floor Premises Commencement Date”, as defined in Section 10(a) of the Fourth Amendment, is December 1, 2007; (iii) the “Second Floor Termination Date”, as defined in Section 11 of the Fourth Amendment, is December 31, 2007; and (iv) the “Expiration Date”, as defined in Section 5 of the Fourth Amendment, is November 30, 2010.

4.            Confirmation of Square Footage of Premises and Tenant’s Share: Landlord and Tenant hereby acknowledge and agree that the last sentence of Section 10(d) of the Fourth Amendment incorrectly stated the aggregate amount of the rentable square footage of the Premises for the respective periods of the

1

Term referenced in 10(d)(i) and (iii), and Landlord and Tenant now wish to amend such sentence to correctly state the aggregate square footage of the Premises for such periods of the Term. Accordingly, effective retroactively as of the date of the Fourth Amendment, the last sentence of Section 4(d) of the Fourth Amendment is hereby amended by: (i) deleting the words “59,212 square feet of Rentable Area” and substituting the words “58,904 square feet of Rentable Area” in place thereof as the Rentable Area of the Premises for the period from and after the Fourth Floor Premises Commencement Date up to and including the Second Floor Termination Date; and (ii) deleting the words “46,600 square feet of Rentable Area” and substituting the words “46,292 square feet of Rentable Area” as the Rentable Area of the Premises for the period from and after the day immediately following the Second Floor Termination Date.

5.            Tenant Improvement Allowance Credit; Adjustment to Base Rent for the Fifth Floor Premises: Pursuant to Section 8 of Exhibit C to the Fourth Amendment, Landlord provided Tenant with a Tenant Improvement Allowance in the aggregate amount of up to One Million One Hundred Thirty-Four Thousand Two Hundred Sixty-Four and no/100 Dollars ($1,134,264.00) for the planning and construction of the Tenant Improvements in the Fourth Floor Premises and the Fifth Floor Premises. As of the Amendment Effective Date, Landlord and Tenant acknowledge and agree that: (i) the Tenant Improvements in the Fourth Floor Premises and the Fifth Floor Premises have been completed and Tenant has accepted possession of the Fourth Floor Premises and the Fifth Floor Premises and the Tenant Improvements and Landlord has no further obligations with respect to the improvement, remodeling or refurbishment of the Fourth Floor Premises, the Fifth Floor Premises or the Tenant Improvements, except as may be otherwise expressly provided in the Lease; (ii) the total aggregate amount of Tenant Improvement Costs Incurred by Landlord in connection with the Tenant Improvements in the Fourth Floor Premises and the Fifth Floor Premises was Nine Hundred Twelve Thousand one Hundred Fourteen and 65/100 Dollars ($912,114.65); and (iii) pursuant to Section 8 of Exhibit C to the Fourth Amendment, Tenant is entitled to a credit against Base Rent otherwise due for the Fifth Floor Premises pursuant to the Lease in the aggregate amount of Two Hundred Twenty Two Thousand One Hundred Forty Nine and 35/100 Dollars ($222,149.35) (the “Rent Credit”), which Rent Credit shall be applied retroactively commencing on November 1, 2008 and continuing through November 30,2010 (the “Rent Credit Period”) as follows: (a) the sum of Sixty-nine Thousand Eight Hundred Eighteen and 23/100 Dollars ($69,818.23) of the Rent Credit shall be applied towards the monthly Installment of Base Rent otherwise due pursuant to the Lease for the Fifth Floor Premises for the month of November 2008, and (b) the aggregate sum of One Hundred Fifty Two Thousand Three Hundred Thirty One and 12/100 ($152,331.12) of the Rent Credit shall be applied in twenty-four (24) equal monthly installments of Six Thousand Three Hundred Forty-seven and 13/100 Dollars ($6,347,13) per month towards each of the monthly installments of Base Rent otherwise due pursuant to the Lease for the Fifth Floor Premises, for the period commencing on December 1, 2008 through November 30, 2010. Accordingly, effective as of November 1, 2008, the schedule of “Base Rent for the Fifth Floor Premises” as shown in the Amended and Restated Basic Lease Information attached as Exhibit B to the Fourth Amendment shall be modified for the Rent Credit Period by deleting the amounts referenced for the “Monthly Installment of Base Rent” and “Monthly Rental Rate per Rentable Square Foot” set forth therein for the Rent Credit Period and substituting in place thereof the following revised schedule of Base Rent:

“Base Rent for the Fifth Floor Premises:

Period	Original Monthly Installment of Base Rent	Rent Credit Applied Towards Original Monthly Installment of Base Rent	Monthly Installment of Base Rent
11/1/08 – 11/30/08	$79,708.80**	$69,818.23	$9,890.57**
12/01-08 – 7/15/09	$79,708.80**	$6,347.13	$73,361.67**
7/16/09 – 7/15/10	$82,019.20**	$6,347.13	$75,672.07**
7/16/10 – 11/30/10	$84,560.64**	$6,347.13	$78,213.51**

**based on Rentable Area of 23,104 square feet”

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Notwithstanding the foregoing, Landlord and Tenant hereby acknowledge that, as of the Amendment Date, Tenant has paid to Landlord the original monthly installments of Base Rent due for the months of November 2008, December 2008 and January 2009, without applying the rent credit set forth in the preceding schedule, and that, accordingly, as of the Amendment Date, there is a credit balance due and owing to Tenant in the amount of Eighty Two Thousand Five Hundred Twelve and 49/100 Dollars ($82,512.49) (the “Overpaid Rent Amount”). Landlord and Tenant further agree that Landlord shall apply the Overpaid Rent Amount against the Base Rent next coming due under the Lease as follows: (x) Seventy Three Thousand Three Hundred Sixty One and 67/100 Dollars ($73,361.67) of the Overpaid Rent Amount shall be applied against the monthly installment of Base Rent otherwise due under the Lease (as amended by this Amendment) for the month of February 2009; and (z) the remaining Nine Thousand One Hundred Fifty and 82/100 Dollars ($9,150.82) of the Overpaid Rent Amount shall be applied against the monthly installment of Base Rent due under the Lease (as amended by this Amendment) for the month of March 2009.

6.            Brokers: Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker, agent or finder in connection with this Fifth Amendment, other than Harvest Properties, Inc. (“Landlord’s Broker”), who is representing Landlord, and neither party knows of any other real estate broker, agent or finder other than Landlord’s Broker who is entitled to a commission in connection with this Fifth Amendment. Landlord and Tenant each agrees to indemnify and defend the other against and hold the other harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker, agent or finder, other than Landlord’s Broker, occurring by, through or under the indemnifying party.

7.            Effect of Fifth Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue In full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Fifth Amendment, the terms and conditions of this Fifth Amendment shall prevail.

8.            Authority: Subject to the assignment and subletting provisions of the Lease, this Fifth Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Fifth Amendment.

9.            Governing Law: This Fifth Amendment shall be construed in accordance with and governed by the laws of the State of California.

10.            Counterparts: This Fifth Amendment may be executed in any number of counterparts, and provided each of the parties hereto executes at least one counterpart hereof, each counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. The parties agree that the delivery of an executed copy of this Fifth Amendment by facsimile shall be legal and binding and shall have the same full force and effect as if an original of this Fifth Amendment had been delivered. Facsimile signatures shall be binding upon the parties.

11.            Incorporation: The terms and provisions of the Lease are hereby incorporated in this Fifth Amendment.

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IN WITNESS WHEREOF, the parties have executed this Fifth Amendment as of the date and year first above written.

LANDLORD:

Bay Center Investor LLC,

a Delaware limited liability company

By:	Harvest Bay Center Investors, LLC,
a Delaware limited liability company, Managing Member

	By:	/s/ JOHN WINTHER
Printed Name: John Winther
Title: President

By:	Bay Center, LLC,
a Delaware limited liability company, Its Co-Managing Member

	By:	Bay Center REIT, LLC,
a Delaware limited liability company, Its sole member

	By:	Principal Enhanced Property Fund, L.P., a Delaware limited partnership, its managing member

	By:	Principal Enhanced Property Fund GP, LLC, a Delaware limited liability company, Its general partner

	By:	Principal Real Estate Investors, LLC, a Delaware limited liability company, Its sole member

		By	/s/ ROBERT T. KLINKNER
		Name:	Robert T. Klinkner
		Title:	Assistant Managing Director
Asset Management
Mar 06 2009

By
Name:
Title:

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TENANT:

MOBITV, INC.,

a Delaware corporation

By:	/s/ WILLIAM LOSCH
Name:	William Losch
Title:	Chief Financial Officer
mobitv

By:
Name:
Title:

If Tenant Is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Amendment must be executed by the chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Amendment.

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Sixth Amendment to Office Lease

This Sixth Amendment to Office Lease (the “Sixth Amendment”) is made and entered into as of January _, 2010 (the “Amendment Date”), for reference purposes only, between Bay Center Investor LLC, a Delaware limited liability company (“Landlord”), and MobiTV, Inc., a Delaware corporation (“Tenant”), with reference to the following facts.

Recitals

A. Bay Center Office, LLC (predecessor-in-interest to Landlord) and Tenant (formerly known as Idetic, Inc.) entered into that certain Office Lease dated as of March 6, 2005 (the “Original Lease”), which Original Lease was amended by: (i) that certain First Amendment to Lease dated as of March 6, 2006 (the “First Amendment”), by and between Bay Center Office, LLC and Tenant; (ii) that certain Second Amendment to Office Lease dated as of July 19, 2006 (the “Second Amendment”) between Bay Center Office, LLC and Tenant; (iii) that certain Third Amendment to Office Lease dated as of March 13, 2007 (the “Third Amendment”) between Bay Center Office, LLC and Tenant; (iv) that certain Fourth Amendment to Office Lease dated as of August 24, 2007 (the “Fourth Amendment”) between Landlord and Tenant; and (v) that certain Fifth Amendment to Office Lease dated as of January 30, 2009 (the “Fifth Amendment”) between Landlord and Tenant, for the leasing of certain Premises presently consisting of approximately 46,292 square feet of Rentable Area situated in the building (the “Building”) located at 6425 Christie Avenue, Emeryville, California (the “Current Premises”). The Current Premises are comprised of: (i) approximately 23,104 square feet of Rentable Area (the “Fifth Floor Premises”) located on the fifth (5th) floor of the Building; and (ii) approximately 23,188 square feet of Rentable Area (the “Fourth Floor Premises”) located on the fourth (4th) floor of the Building.

B. The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment, is referred to hereinafter collectively as the “Lease”. The Term of the Lease is presently scheduled to expire on November 30, 2010.

C. Landlord and Tenant now wish to amend the Lease to provide for, among other things, the addition of certain additional space to the Premises, consisting of approximately 1,711 square feet of Rentable Area located on the second (2nd) floor of the Building and commonly referred to as Suite 290 (the “Suite 290 Premises”), which Suite 290 Premises are depicted on the floor plan attached hereto and made a part hereof as Exhibit A, all upon and subject to each of the terms, conditions, and provisions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant agree as follows:

1. Recitals: Landlord and Tenant agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full.

2. Definitions: Unless otherwise defined in this Sixth Amendment, all terms not defined in this Sixth Amendment shall have the meanings assigned to such terms in the Lease.

3. Premises:

3.1 Commencing on January 7, 2010 (the “Suite 290 Commencement Date”) and continuing up to and including June 30, 2010 (the “Suite 290 Expiration Date”) the Lease shall be modified to provide that the Suite 290 Premises (as defined above) shall be added to the Premises and the Amended and Restated Basic Lease Information shall be modified as follows: (i) the definition of “Premises” shall be amended to reflect that for the period commencing on the Suite 290 Commencement Date and expiring on the Suite 290 Expiration Date, the “Premises” shall include, in addition to the Current Premises, the Suite 290 Premises; and (ii) the definition of “Term” shall be amended to reflect that the “Term” applicable to the Suite 290 Premises shall be the period commencing on the Suite 290 Commencement Date through the Suite 290 Expiration Date. The period of the Lease Term commencing on the Suite 290 Commencement Date and expiring on the Suite

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290 Expiration Date shall be referred to hereinafter as the “Suite 290 Term”. Notwithstanding the foregoing, Tenant shall have the option to extend the Suite 290 Term on a month-to-month basis, terminable by either party upon delivery of at least thirty (30) days prior written notice to the other, provided that: (i) Tenant notifies Landlord in writing of its election to exercise such extension on or prior to May 31, 2010; (ii) Tenant is not in default (after the expiration of any applicable notice and cure period) of any of the terms and conditions of the Lease; and (iii) in no event shall the Suite 290 Term extend beyond November 30, 2010. In the event Tenant exercises its option to extend the Suite 290 Term on a month-to-month basis, as provided herein, the Suite 290 Term (and Suite 290 Expiration Date) shall be extended on a month to month basis, on the same terms and conditions set forth herein except that (a) Landlord shall not have any obligation to shampoo the existing carpets; and (b) such Suite 290 Term shall thereafter be terminable be either party upon at least thirty (30) days prior written notice to the other party.

3.2 For purposes of the Lease and this Sixth Amendment, during the portion of the Lease Term that is defined herein as the “Suite 290 Term”, all references to the “Premises” shall be deemed to refer to the aggregate of the Current Premises and the Suite 290 Premises, except as otherwise expressly provided herein. Accordingly, during the Suite 290 Term, all references in this Sixth Amendment and in the Lease to the term “Premises” shall mean and refer to the Current Premises and the Suite 290 Premises, collectively, except as otherwise expressly provided herein.

3.3 Notwithstanding anything to the contrary contained herein or in the Lease, Landlord shall neither be subject to any liability, nor shall the validity of the Lease or this Sixth Amendment be affected if Landlord is not able to deliver to Tenant possession of the Suite 290 Premises by the Suite 290 Commencement Date; provided, however, Tenant’s obligation to pay Rent on the Suite 290 Premises shall commence on the date possession is tendered and the Suite 290 Premises Monthly Base Rent for the initial month shall be prorated accordingly, based on the number of days in the calendar month in which possession is delivered; and further provided that in the event that possession of the Suite 290 Premises is not delivered to Tenant by January 15, 2010, this Sixth Amendment shall be terminated and deemed void and of no further force and effect and no amount shall be payable by Tenant hereunder. Subject to the preceding sentence, in the event that Landlord does not deliver possession of the Suite 290 Premises to Tenant on January 7, 2010, the “Suite 290 Commencement Date” shall be revised to be the actual date possession is tendered to Tenant and Landlord and Tenant shall promptly thereafter execute an amendment to the Lease confirming such revised Suite 290 Commencement Date.

3.4 Unless otherwise agreed to in writing by Landlord and Tenant, in the event Tenant fails to vacate and surrender the Suite 290 Premises to Landlord in accordance with the terms and conditions of the Lease on or prior to the Suite 290 Expiration Date (or earlier termination of the Lease), the terms of Section 25 of the Lease shall apply to such holding over by Tenant.

3.5 Notwithstanding Section 19.1 of the Lease, except in the case of an emergency or Tenant’s breach of any of the terms and conditions of the Lease relating to Tenant’s use and occupancy of the Premises, Landlord hereby agrees, that during the Suite 290 Term, that Landlord and its authorized agents, employees and contractors shall enter the Suite 290 Premises for purposes of performing regularly scheduled or routine Building services only at such times as have been mutually agreed upon by Landlord and Tenant.

4. Base Rent : The Amended and Restated Basic Lease Information and Section 4.1 of the Lease are hereby modified to provide that, during the Suite 290 Term, the monthly Base Rent payable by Tenant to Landlord with respect to the Suite 290 Premises, in accordance with the provisions of Section 4.1 of the Lease shall be as follows (which amounts shall be payable by Tenant, in addition to the monthly Base Rent payable by Tenant pursuant to the Lease with respect to the Current Premises for such period):

Period	Suite 290 Premises Monthly Base Rent
Suite 290 Commencement Date – 6/30/2010	$2,566.50

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Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be obligated to pay any Escalation Rent in connection with Tenant’s lease of the Suite 290 Premises. Accordingly, Article 5 of the Lease shall not apply to Tenant’s Lease of the Suite 290 Premises and “Tenant’s Percentage Share”, as defined in Amended and Restated Basic Lease Information and Section 1.1 of the Lease, shall be calculated during the Suite 290 Term using the Rentable Area of the Current Premises only (and not the Suite 290 Premises).

5. Condition of the Suite 290 Premises: Subject to the provisions of Section 3.3 above on the Suite 290 Commencement Date, Landlord shall deliver to Tenant possession of the Suite 290 Premises in its then existing condition and state of repair, “AS IS”, without any obligation of Landlord to remodel, improve or alter the Suite 290 Premises, to perform any other construction or work of improvement upon the Suite 290 Premises, or to provide Tenant with any construction or refurbishing allowance except that prior to the Suite 290 Commencement Date, Landlord shall shampoo the existing carpe in the Suite 290 Premises. Tenant acknowledges that no representations or warranties of any kind, express or implied, respecting the condition of the Suite 290 Premises, Building, or Project or have been made by Landlord or any agent of Landlord to Tenant, except as expressly set forth herein. Tenant further acknowledges that neither Landlord nor any of Landlord’s agents, representatives or employees have made any representations as to the suitability or fitness of the Suite 290 Premises for the conduct of Tenant’s business, including without limitation, any storage incidental thereto, or for any other purpose. Any exception to the foregoing provisions must be made by express written agreement signed by both parties. Subject to the terms and conditions of the Lease, including, without limitation, Section 10, Landlord hereby consents to Tenant performing, at Tenant’s sole cost and expense, the following Alterations: (i) installation of a single badge reader in the hallway of the main door to the Suite 290 Premises to control access to the Suite 290 Premises; and (ii) installation of a security camera in the Premises. In consideration of and as a condition to Landlord’s granting its consent to the foregoing Alterations, Tenant expressly acknowledges and agrees that Tenant, at Tenant’s sole cost and expense, shall remove the foregoing Alterations at the expiration or earlier termination of the Suit 290 Term (with respect to any Alterations affecting the Suite 290 Premises) or the Term (with respect to any Alterations affecting the Current Premises), as applicable, and restore the Suite 290 Premises and/or Current Premises, as applicable, to its condition prior to the installation of such Alterations.

6. Parking: Notwithstanding anything to the contrary contained in the Lease, Tenant shall not be entitled to any additional parking spaces in connection with Tenant’s Lease of the Suite 290 Premises, and the number of “Minimum Spaces” set forth in the Amended and Restated Basic Lease Information section of the Lease is not modified by this Amendment and shall be calculated solely with respect to the number of square feet of Rentable Area in the Current Premises (and not the Suite 290 Premises).

7. Keys and Signage: Notwithstanding anything to the contrary contained in the Lease, Tenant shall pay to Landlord, within thirty (30) days following receipt of invoice, the following costs with respect to the Suite 290 Premises: (i) solely to the extent such signage is requested in writing by Tenant, the costs of procuring and installing one (1) strip on the Building Directory located on the floor on which the Suite 290 Premises is located identifying Tenant’s business and a Tenant placard identifying Tenant’s name outside of the Suite 290 Premises; and (ii) the costs of all keys to the Suite 290 Premises provided by Landlord to Tenant.

8. Insurance: Tenant shall deliver to Landlord, upon execution of this Amendment, a certificate of insurance evidencing that the Suite 290 Premises are included within and covered by Tenant’s insurance policies required to be carried by Tenant pursuant to the Lease.

9. Brokers: Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker, agent or finder in connection with this Sixth Amendment, other than Harvest Properties, Inc. (“Landlord’s Broker”), who is representing Landlord, and Collier’s International, who is representing Tenant but is not entitled to a commission in connection with this Sixth Amendment, and neither party knows of any other real estate broker, agent or finder other than Landlord’s Broker who is entitled to a commission in connection with this Sixth Amendment. Landlord and Tenant each agrees to indemnify and defend the other against and hold the other harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing

3

commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker, agent or finder, other than Landlord’s Broker, occurring by, through or under the indemnifying party.

10. Effect of Sixth Amendment: Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Sixth Amendment, the terms and conditions of this Sixth Amendment shall prevail.

11. Authority: Subject to the assignment and subletting provisions of the Lease, this Sixth Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Sixth Amendment.

12. Governing Law: This Sixth Amendment shall be construed in accordance with and governed by the laws of the State of California.

13. Counterparts: This Sixth Amendment may be executed in any number of counterparts, and provided each of the parties hereto executes at least one counterpart hereof, each counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. The parties agree that the delivery of an executed copy of this Sixth Amendment by facsimile shall be legal and binding and shall have the same full force and effect as if an original of this Sixth Amendment had been delivered. Facsimile signatures shall be binding upon the parties.

14. Incorporation: The terms and provisions of the Lease are hereby incorporated in this Sixth Amendment.

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IN WITNESS WHEREOF, the parties have executed this Sixth Amendment as of the date and year first above written.

LANDLORD:

BAY CENTER INVESTOR LLC,

a Delaware limited liability company

By:	Harvest Bay Center Investors, LLC, a Delaware limited liability company, Managing Member

By:	/s/ AWAIS MUGHAL

Printed Name:	Awais Mughal

Title:	Vice President

By:	Bay Center, LLC, a Delaware limited liability company, Managing Member

	By:	Bay Center REIT, LLC, a Delaware limited liability company, its sole member

		By:	Principal Enhanced Property Fund, L.P., a Delaware limited partnership, its managing member

			By:	Principal Enhanced Property Fund GP, LLC, a Delaware limited liability company, its general partner

				By:	Principal Real Estate Investors, LLC a Delaware limited liability company, its sole member

					By:	/s/ ROBERT T. KLINKNER
					Name:	Robert T. Klinkner
					Title:	Assistant Managing Director
Asset Management
JAN 14 2010

By
Name:
Title:

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TENANT:

MOBITV, INC., a Delaware corporation

By:	/s/ WILLIAM E. LOSCH
Name:	William E. Losch
Title:	CFO

By:	/s/ CHARLES NOONEY
Name:	Charles Nooney
Title:	CEO

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Amendment must be executed by the chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Amendment.

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EXHIBIT A

Suite 290 Premises

0 1' 2' 5' 10' 20'
SUITE 290
STAIR #3

North

KENTY STUDIO
ARCHITECTURE
1150 55TH ST #C
EMERYVILLE
CALIFORNIA 94608
510/595-1851
FAX 595-1853

6425 Christie Ave - 2nd Floor
Suite 290
1/7/10 Graphic Scale
For Reference Only

Exhibit A1.0

Exhibit A, Page 1

Compare Result 1: 1/7/10

Seventh Amendment to Office Lease

This Seventh Amendment to Office lease (the “Seventh Amendment”) is made and entered into effective as of March 1, 2010 (the “Effective Date”), between Bay Center Investor LLC, a Delaware limited liability company (“Landlord”), and MobiTV, Inc., a Delaware corporation (“Tenant”), with reference to the following facts.

Recitals

A. Bay Center Office, LLC (predecessor-in-interest to Landlord) and Tenant (formerly known as ldetic, Inc.) entered into that certain Office Lease dated as of March 6, 2005 (the “Original Lease”), which Original Lease was amended by: (i) that certain First Amendment to Lease dated as of March 6, 2006 (the “First Amendment”); (ii) that certain Second Amendment to Office Lease dated as of July 19,2006 (the “Second Amendment”); (iii) that certain Third Amendment to Office lease dated as of March 13, 2007 (the “Third Amendment”); (iv) that certain Fourth Amendment to Office Lease dated as of August 24, 2007 (the “Fourth Amendment”); (v) that certain Fourth Amendment to Office Lease dated as of January 30, 2009 (the “Fifth Amendment”); and (vi) that certain Sixth Amendment to Office lease dated as of January 14, 2010 (the “Sixth Amendment”), for the leasing of certain premises presently consisting of approximately 48,003 square feet of Rentable Area situated In the building (the “Building”) located at 6425 Christie Avenue, Emeryville, California (the “Current Premises”). The Current Premises are comprised of: (i) approximately 23,104 square feet of Rentable Area (the “Fifth Floor Premises”) located on the fifth floor of the Building; (ii) approximately 23,188 square feet of Rentable Area (the “Fourth Floor Premises”) located on the fourth floor of the Building; and (iii) approximately 1,711 square feet of Rentable Area (the “Suite 290 Premises”) located on the second floor of the Building.

B. The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment is referred to hereinafter collectively as the “Lease”. The Term of the Lease with respect to the Fourth Floor Premises and the Fifth Floor Premises is presently scheduled to expire on November 30, 2010 and the Term of the Lease with respect to the Suite 290 Premises (the “Suite 290 Term”) is presently scheduled to expire on June 30, 2010 (the “Original Suite 290 Expiration Date”).

C. Landlord and Tenant now desire to amend the Lease to (i) reduce the size of the Fourth Floor Premises by approximately 5,922 square feet of Rentable Area (the “Suite 410 Premises”), which Suite 410 Premises are shown on Exhibit A attached hereto and incorporated herein by this reference, (ii) extend the Term of the lease with respect to the Fourth Floor Premises (excluding the Suite 410 Premises) and the Fifth Floor Premises, for an additional thirty-six (36) months, (iii) confirm the extension of the Suite 290 Term with respect to the Suite 290 Premises for an additional month, until July 31, 2010, and (iv) otherwise modify the Lease, all upon the terms and conditions hereafter set forth in this Amendment.

D. Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this Amendment shall have the same meanings given such terms In the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Recitals. Landlord and Tenant agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full.

2. Term. The Term of the Lease, which is currently scheduled to expire on November 30, 2010 (the “Original Expiration Date”), is hereby extended until November 30, 2013 (the “Revised Expiration Date”), unless sooner terminated in accordance with the terms of the lease. The thirty-six (36) month period from and after December 1, 2010 (the “Second Extended Term Commencement Date”) through the Revised Expiration Date

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shall hereinafter be referred to as the “Second Extended Term”. Accordingly, effective as of the Effective Date, the term “Expiration Date”, as used in the Lease, shall be deemed to mean and refer to the Revised Expiration Date (as defined herein) and the definition of “Expiration Date (as to the Fifth Floor Premises and the Fourth Floor Premises)” as set forth in the Basic Lease information of the Lease (the “Basic Lease Information”) is hereby deleted In its entirety and the following Inserted in place thereof:

“Expiration Date (as to the fifth floor Premises and the Fourth floor Premises

(excluding the Suite 410 Premises)): November 30, 2013”

3. Tenant’s Surrender of Suite 410 Premises; Demising Work

(a) Tenant hereby confirms that it has elected not to extend the Term of the Lease beyond the Original Expiration Date with respect to the Suite 410 Premises. Effective as of the Second Extended Term Commencement Date, the definition of the “Fourth Floor Premises” as set forth In the Lease shall be modified so that the Suite 410 Premises shall no longer be included within such definition and from and after the Second Extended Term Commencement Date: (a) the “Fourth Floor Premises” shall be deemed to consist of approximately 17,266 square feet of Rentable Area; and (b) the “Premises” shall be deemed to consist of: (I) the Fourth Floor Premises (as reduced hereby) and the fifth Floor Premises, collectively, comprising 40,370 square feet of Rentable Area in the aggregate; and (ii) until the Suite 410 Holdover Expiration Date (as defined below), the Suite 410 Premises. Accordingly, effective as of tile Second Extended Term Commencement Date, Exhibit A-4 of the Lease shall be deleted in its entirety and Exhibit A-5, attached hereto and incorporated herein by this reference, consisting of the floor plans for the Premises (exclusive of the Suite 290 Premises and the Suite 410 Premises) as of the Second Extended Term Commencement Date, shall be inserted in place thereof.

(b) Notwithstanding the foregoing, subject to the terms and conditions set forth herein, Landlord hereby consents to Tenant continuing to occupy the Suite 410 Premises for a period (the “Suite 410 Holdover Term”) commencing on the day immediately following the Original Expiration Date and continuing up until the date (the “Suite 410 Holdover Expiration Date”) that is the earliest to occur of: (i) the termination date that is specified In the Suite 410 Termination Notice (as defined below); (ii) the day immediately preceding the Suite 410 Commencement Date (as defined in Article 37 of the Lease), if Tenant exercises (or is deemed to have exercised pursuant to Article 38 of the Lease) the Suite 410 Right of First Offer set forth in Article 37 of the Lease; (iii) the Fourth Floor Termination Date (as defined In Article 36 of the Lease),if Tenant exercises the Fourth Floor Termination Option set forth in Article 36 of the Lease; (iv) the expiration or earlier termination of the Lease; or (v) such earlier date prior to the dates set forth in either of (i), (ii), (iii) or (iv) that Tenant vacates and surrenders possession of the Suite 410 Premises in good order, repair and condition to Landlord in accordance with all of the provisions of the Lease relating thereto, including without limitation, in the condition required under Article 9, Article 33 and Section 34.12 of the Lease. Landlord and Tenant hereby acknowledge and agree that the Lease with respect to the Suite 410 Premises shall terminate and be of no further force and effect as of 12:00 midnight on the Suite 410 Holdover Expiration Date. Without limiting any other surrender and restoration obligations of Tenant hereunder with respect to the Suite 410 Premises, Tenant expressly acknowledges and agrees that on or prior to the Suite 410 Holdover Expiration Date, it shall remove all Lines and Equipment associated with the Suite 410 Premises installed by Tenant at the Project, in accordance with the provisions of the Lease, including without limitation, Article 33 as requested by Landlord, following the Suite 410 Holdover Expiration Date, Tenant hereby agrees to execute an amendment to this Lease confirming the actual Suite 410 Holdover Expiration Date and the termination of this Lease with respect to the Suite 410 Premises. Notwithstanding such termination of the Lease with respect to the Suite 410 Premises or surrender of the Suite 410 Premises pursuant to this Paragraph 3, any and all obligations of Tenant under the Lease, as amended hereby, which the lease states are to survive any termination or surrender thereof shall continue to survive such termination and surrender with respect to the Suite 410 Premises.

(c) Tenant’s occupancy of the Suite 410 Premises during the Suite 410 Holdover Term shall be on the same terms and conditions of the Lease that are applicable to the remainder of the Premises leased by Tenant, except that: (i) Tenant shall not be obligated to pay Base Rent or Escalation Rent (but shall remain obligated to pay any charges pursuant to Section 8.2 of the Lease) with respect to the Suite 410 Premises during the Suite 410 Holdover

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Term; (ii) Tenant shall not have any right to assign or sublet the Suite 410 Premises during the Suite 410 Holdover Term; (iii) Landlord shall have the right, In Landlord’s sole discretion, at any time during the Suite 410 Holdover Term upon at least sixty (60) days prior written notice (the “Suite 410 Termination Notice”), to terminate Tenant’s lease and occupancy of the Suite 410 Premises; provided that such termination shall be effective no earlier than March 31, 2011; (iv) If the Suite 410 Holdover Expiration Date has not occurred prior to March 31, 2011, Landlord shall have the right, at any time during the Suite 410 Holdover Term after March 31, 2011, upon reasonable advance written notice to Tenant to perform, at Landlord’s sole cost and expense, the Demising Work (as defined below), in accordance with the terms of subparagraph (c) of this Section 3: and (v) Section 25 of the Lease shall not apply unless and until Tenant falls to vacate and surrender possession of the Suite 410 Premises to Landlord in the condition required by the Lease on or prior to the Suite 410 Holdover Expiration Date. Notwithstanding the use of the term “Holdover” in the defined terms of this Seventh Amendment, Landlord hereby consents to Tenant’s continued occupancy of the Suite 410 Premises during the Suite 410 Holdover Term, and acknowledges and agrees that such continued occupancy of the Suite 410 Premises by Tenant during the Suite 410 Holdover Term shall not be deemed to be a default by Tenant pursuant to the terms of the Lease.

(d) In material consideration of Landlord’s agreement to the terms and conditions of this Section 3, and without limiting any terms, covenants and conditions of the Lease, Tenant hereby expressly acknowledges and agrees that: (i) prior to and during the Suite 410 Holdover Term, Landlord shall have the right to market the Suite 410 Premises to prospective tenants, purchasers and lenders, in accordance with Section 19.1 of the Lease; and (ii) at any time during the Suite 410 Holdover Term after March 31, 2011, Landlord shall have the right to construct, at Landlord’s sole cost and expense, a demising wall, which shall separate the Suite 410 Premises from the remainder of the Fourth Floor Premises leased by Tenant, and in connection therewith perform such other related work as may be reasonably necessary or required by applicable laws, rules or regulations so as to separate the lighting, HVAC ,and fire life safety systems in the Suite 410 Premises from the remainder of the Fourth Floor Premises then leased by Tenant (collectively, the “Demising Work”). All fixtures and finishes in the common areas on the fourth floor of the !Building that are included as part of the Demising Work shall be consistent with the building standard then used in common areas throughout the Building. Tenant acknowledges and agrees that the Demising Work may be installed and constructed by Landlord in the Suite 410 Premises during the period of Tenant’s occupancy of the Suite 410 Premises and the remainder of the Premises during the Suite 410 Term, subject to the terms and conditions hereof; however the performance of such Demising Work therein shall not affect Tenant’s obligation to pay Rent and to perform all of Tenant’s covenants and obligations under the Lease. Tenant hereby expressly (i) agrees that Tenant shall have no right or claim to any abatement, offset or other deduction of the amount of Rent payable by Tenant for the Premises due to the installation and construction of any of the Demising Work, (ii) grants Landlord access to any and all of the Premises to perform the Demising Work, (iii) except In the case of Landlord’s negligence or willful misconduct, waives any rights or claims Tenant may have at law or in equity with respect to any interference with Tenant’s conduct of its operations in and about the Premises during the pendency of the work associated with the Demising Work, and (iv) agrees to use commercially reasonable efforts not to materially interfere, and not to allow any of Tenant’s representatives to materially interfere, with Landlord and Its contractors, representatives and consultants in the performance of the Demising Work. In the performance of the Demising Work, Landlord hereby expressly agrees to commence and diligently pursue the same to completion and to use commercially reasonable efforts not to materially interfere, and not to allow any of Its contractors and agents to materially interfere, with Tenant’s operations in and about the Premises.

(e) Notwithstanding anything to the contrary contained herein, if Tenant does not vacate and surrender possession of the Suite 410 Premises to Landlord in the condition required by the Lease on or prior to the Suite 410 Holdover Expiration Date, Tenant hereby agrees that (i) such failure to vacate and surrender possession shall constitute a default by Tenant under the Lease; and (ii) Tenant shall become at tenant at sufferance upon all the applicable terms and conditions of the Lease, including without limitation, Article 25, except that, notwithstanding anything to the contrary contained in the Lease or this Seventh Amendment, Tenant shall be obligated to pay Base Rent and Additional Rent for the Suite 410 Premises during the period following any such failure to vacate and surrender possession of the Suite 410 Premises, in an amount equal to one hundred and fifty percent (150%) of the Base Rent (calculated at the Monthly Rental Rate then in effect for the remainder of the Premises) and Escalation Rent as provided In the Lease for the remainder of the Premises.

4. Expiration of Suite 290 Term; Surrender of Suite 290 Premises. Landlord and Tenant hereby acknowledge and agree that prior to the Effective Date, Tenant has exercised its option to extend the Suite 290

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Term, pursuant to Section 3.1 of the Sixth Amendment, for an additional one (1) month period, from and after the Original Suite 290 Expiration Date, until July 31, 2010. Landlord and Tenant hereby acknowledge and agree that the Lease with respect to the Suite 290 Premises shall terminate and be of no further force and effect as of 12:00 midnight on July 31, 2010 (the “Revised Suite 290 Expiration Date”), and Tenant hereby agrees that as of the Effective Date, the option set: forth in Section 3.1 of the Sixth Amendment to extend the Suite 290 Term on a month-to-month basis is null and void and is of no further force and effect. On or prior to the Revised Suite 290 Expiration Date, Tenant shall vacate and surrender to Landlord exclusive possession of the Suite 290 Premises in good order, repair and condition in accordance with all of the provisions of the Lease relating thereto, including, without limitation, in the condition required under Article 9, Article 33 and Section 34.12 of the Lease. Without limiting any other surrender and restoration obligations of Tenant hereunder with respect to the Suite 290 Premises, Tenant expressly acknowledges and agrees that on or prior to the Revised Suite 290 Expiration Date, it shall remove all Unnecessary Equipment associated with the Suite 290 Premises installed by Tenant at the Project, in accordance with the provisions of the Lease, including without limitation, Article 33. In the event Tenant falls to vacate and surrender exclusive possession of the Suite 290 Premises to Landlord on or prior to the Revised Suite 290 Expiration Date in such condition, the holdover provisions of Article 25 of the Lease shall apply. Notwithstanding the expiration of the Lease with respect to the Suite 290 Premises or surrender of the Suite 290 Premises, any and all obligations of Tenant under the Lease, as amended hereby, which the Lease states are to survive any expiration or Surrender thereof shall continue to survive such expiration, and surrender with respect to the Suite 290 Premises.

5. Base Year. Effective as of the second Extended Term Commencement Date, the definition of “Base Year” as set forth in the Basic Lease Information shall be deleted in its entirety and the following shall be inserted In place thereof:

“Base Year: Calendar year 2011”

6. Tenant’s Percentage Share. Effective as of the Second Extended Term Commencement Date, the definition of “Tenant’s Percentage Share” as set forth In the Basic Lease Information shall be deleted in its entirety and the following shall be inserted in place thereof:

“Tenant’s Percentage Share:

For the Fourth floor Premises: 14.09%*

For the Fifth Floor Premises: 18.87%

            *based on 17,266 square feet”

7. Base Rent. Tenant hereby acknowledges and agrees that, in consideration of Tenant agreeing to extend the Term of the Lease through the Revised Expiration Date, Landlord has agreed to reduce the Base Rent otherwise in effect for the Fourth Floor Premises and the Fifth Floor Premises for the period commenting on March 1, 2010 through November 30, 2010 (the “Rent Concession Period”), subject to the terms and conditions of this Seventh Amendment. Accordingly, effective as of the Effective Date, the Base Rent Schedule in the Basic Lease Information is hereby modified to provide that for the period commencing on the Effective Date and continuing through the Revised Expiration Date, the Monthly Base Rent payable by Tenant to Landlord for the Fourth Floor Premises and the Fifth Floor Premises, in the aggregate, shall be as follows:

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Period	Monthly Rental Rate per Rentable Square Foot	Monthly Installment Of Base Rent
3/1/2010 – 11/30/2010	$2.00	$92,$84.00	*
12/1/2010 – 11/30/2011	$2.20	$88,814.00	*
12/1/2011 – 11/30/2012	$2.27	$91,639.90	**
12/1/2012 – 11/30/2013	$2.33	$94,062.10	**

*	based on Rentable Area of 46,292 square feet
**	based on Rentable Area of 40,370 square feet

Landlord and Tenant acknowledge and agree that (i) the foregoing modifications to Base Rent, as set forth above, shall apply retroactively to March 1, 2010, and that, (ii) as of the date of Landlord’s execution and delivery of this Seventh Amendment, Tenant has overpaid the amount of Base Rent due under the Lease (as amended by this Seventh Amendment) for the Fourth Floor Premises and the Fifth Floor Premises for the months of March 2010, April 2010, May 2010, June 2010 and July 2010, by an amount equal to Two Hundred Eighty Five Thousand Four Hundred Forty One and 26/100 Dollars ($285,441.26) in the aggregate (such amount, the “Excess Base Rent Amount”). Provided that Tenant is not in default beyond the applicable notice and cure periods and subject to the terms of this Paragraph 7, following Landlord’s and Tenant’s execution and delivery of this Seventh Amendment, Landlord shall credit such Excess Base Rent Amount against the monthly installments of Base Rent due under the Lease (as amended by this Seventh Amendment) for each of the months of August 2010, September 2010, October 2010 and November 2010 (leaving a balance of Seven Thousand Six Hundred Eighty Nine and 26/100 Dollars ($7,689.26) in Base Rent due for the month of November 2010, after application of the foregoing credit). Tenant further acknowledges and agrees that Landlord’s agreement to reduce the Base Rent for the Fourth Floor Premises and the Fifth Floor Premises for the Rent Concession Period, as set forth above, is contingent on Tenant not being in default beyond the applicable notice and cure periods under the Lease during the period from the Effective Date through the Revised Expiration Date. Accordingly, notwithstanding anything to the contrary contained herein or in the Lease, if at any time during the Term of the Lease (as extended hereby),Tenant is in default of any term, condition or provision of the Lease beyond the applicable notice and cure periods, then the foregoing reduction in Base Rent for the Fourth Floor Premises and the Fifth Floor Premises for the Rent Concession Period, as set forth in this Paragraph 7, shall be null and void and of no further force and effect, and the Base Rent for the Fourth Floor Premises and the Fifth Floor Premises for the Rent Concession Period shall be the Base Rent that was previously in effect for such Premises prior to modification by this Seventh Amendment, and Tenant shall immediately pay to Landlord the difference between (a) the Base Rent actually paid by Tenant to Landlord for such Premises for the Rent Concession Period and (b) the Base Rent due for the Rent Concession Period pursuant to the Lease prior to modification by this Seventh Amendment. In the event of such default by Tenant, the terms of this Seventh Amendment shall remain unmodified and in full force and effect, except as otherwise expressly set forth herein.

8. Holding Over. Notwithstanding anything contained to the contrary in Article 25 of the Lease, if Tenant remains in possession of the Premises after the expiration of the Second Extended Term, Tenant shall become a tenant at sufferance upon all the applicable terms and provisions of the Lease, except that Base Rent for the first month of such holdover shall be increased to one hundred twenty-five percent (125%) of the Base Rent in effect for the last month of the Term, and thereafter, if Tenant continues to remain in possession of the Premises, the provisions of Article 25 of the Lease shall apply.

9. Common Area Improvements. Prior to December 31, 2010, Landlord shall, at no cost to Tenant, upgrade the elevator systems in the Building (such improvements, the “Elevator Work”). Notwithstanding anything to the contrary contained in the Lease, the cost of such Elevator Work shall not be included In Operating Expenses or otherwise charged to Tenant pursuant to the Lease.

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10. Tenant’s Fourth Floor Termination Option. Effective as of the Second Extended Term Commencement Date, the following new provision is added as Article 36 to the Lease:

“36. Tenant’s Fourth Floor Termination Option.

36.1 Subject to the terms and condition of this Article 36, Tenant shall have a one time option (the “Fourth Floor Termination Option”) to terminate this Lease with respect to the Fourth Floor Premises only, such termination to be effective at any time during the period (the “Fourth Floor Termination Period”) commencing on November 30, 2011 and expiring on December 31, 2012 (such effective date of termination, as specified by Tenant in Tenant’s Termination Notice (as defined below), the “Fourth Floor Termination Date”). This Fourth Floor Termination Option is granted subject to the following terms and conditions:

36.1.1 Tenant shall deliver to Landlord written notice (“Tenant’s Termination Notice”) of Tenant’s election to exercise the Fourth Floor Termination Option, which notice shall specify Tenant’s Intention to exercise the Fourth Floor Termination Option and the Fourth Floor Termination Date (which shall be a date within the Fourth Floor Termination Period). Tenant’s Termination Notice shall be delivered to Landlord not more than twelve (12) months and not less than nine (9) months prior to the Fourth floor Termination specified in Tenant’s Termination Notice; and

36.1.2 Tenant shall not be in default under this Lease beyond any applicable cure periods either on the date that Tenant exercises the Fourth Floor Termination Option or on the Fourth Floor Termination Date; and

36.1.3 Tenant shall pay to Landlord concurrently with Tenant’s exercise of the Fourth Floor Termination Option and delivery of Tenant’s Termination Notice, a cash lease termination fee (the “Fourth Floor Termination Fee”), which shall be equal to the sum of:

(i) an amount equal to six (6) months of Base Rent for the Fourth Floor Premises (calculated at the Monthly Rental Rate in effect for the Fourth Floor Premises during the six (6) month period immediately following the Fourth Floor Termination Date);

(ii) the unamortized portion, as of the Fourth Floor Termination Date, of Two Hundred Forty Six Thousand Two Hundred Fifty Six and 56/100 Dollars ($246,256.56) (the “Tenant Concession Amount”) (which Tenant Concession Amount is the aggregate amount of the tenant concessions granted to Tenant with respect to the Fourth Floor Premises and the Suite 410 Premises during the Rent Concession Period (as defined in the Seventh Amendment) pursuant to the Seventh Amendment to Office Lease (the “Seventh Amendment”)); and

(iii) the unamortized portion, as of the Fourth Floor Termination Date, of the Fourth Floor Leasing Costs (as hereinafter defined). As used herein, the term “Fourth Floor Leasing Costs” shall mean the aggregate sum of the amount of leasing commissions paid by Landlord in connection with Tenant’s lease of the Fourth Floor Premises (including, without limitation, the Suite 410 Premises, if leased by Tenant pursuant to Article 37) for the Second Extended Term.

The Fourth Floor Termination Fee shall be calculated based on the Fourth Floor Premises leased by Tenant as of the date Tenant delivers Tenant’s Termination Notice to landlord, and shall include the Suite 410 Premises, if then leased by Tenant. For purposes of this

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Article 36. the “unamortized portion”, as of the Fourth Floor Termination Date, of each of the Fourth Floor Leasing Costs and the Tenant Concession Amount, respectively, shall be calculated by (1) first, amortizing each such amount (i.e. first the Fourth Floor Leasing Costs, then separately, the Tenant Concession Costs) on a straight-line basis over a thirty-six (36) month period, including interest, at the rate of eight percent (8%) per annum, and (2) then separately multiplying the sum of each of such amortized costs (i.e. first, the Fourth Floor Leasing Costs and, then the Tenant Concession Amount) by a fraction, the numerator of which is the number of months remaining in the unexpired portion of the Term following the Fourth Floor Termination Date and the denominator of which is thirty-six (36), representing the total number of months in the Second Extended Term.

36.2 lf Tenant timely and properly exercises the Fourth Floor Termination Option,(i) all Rent payable under this Lease with respect to the Fourth Floor Premises shall be paid through and apportioned as of the Fourth Floor Termination Date (in addition to payment by Tenant of the Fourth Floor Termination Fee); (ii) neither party shall have any rights, estates, liabilities, or obligations under this Lease with respect to the Fourth Floor Premises for the period accruing after the Fourth Floor Termination Date, except those which, by the provisions of this Lease, expressly survive the expiration or termination of the term of this Lease; (iii) Tenant shall surrender and vacate the Fourth Floor Premises and deliver possession thereof to Landlord on or before the Fourth Floor Termination Date in the condition required under this lease for surrender of the Premises; (iv) effective as of the date of Tenant’s delivery of Tenant’s Termination Notice pursuant to Section 36.1.1, the Suite 410 Right of First Offer set forth in Article 37 of this Lease shall terminate and be null and void and of no further force and effect, and Tenant shall thereafter have no further rights thereunder; and (iv) Landlord and Tenant shall enter into an amendment to the lease reflecting the termination of this lease with respect to the Fourth Floor Premises upon the terms provided for herein, which amendment shall be executed within thirty (30) days after Tenant exercises the Fourth Floor Termination Option and delivers to Landlord Tenant’s Termination Notice. All other terms and conditions of the Lease (except for Article 37 of this lease and the Suite 410 Right of First Offer set forth therein) shall remain in full force and effect with respect to the remainder of the Premises then Leased by Tenant. It is the parties’ intention that nothing contained herein shall impair, diminish or otherwise prevent Landlord from recovering from Tenant such additional sums as may be necessary for payment of Tenant’s Percentage Share of the Operating Expenses, and Real Estate Taxes and any other sums due and payable under this Lease, Inducting without limitation, any sums required to repair any damage to the Fourth Floor Premises and/or restore the Fourth Floor Premises to the condition required under the provisions of this lease.

36.3 The Fourth Floor Termination Option provided for herein is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as part of the Lease. The Fourth Floor Termination Option shall automatically terminate, and all rights of Tenant under this Article 36 shall terminate and be of no force or effect if any of the following individual events occur or any combination thereof occur: (i) Tenant has been in default beyond all applicable notice and cure periods at any time during the Term of the Lease, or is in default beyond the applicable notice and cure periods of any provision of the lease on (a) the date of Tenant’s delivery of the Fourth Floor Termination Notice or (b) the Fourth Floor Termination Date; and/or (ii) Tenant has assigned its rights and obligations under all or part of the lease or Tenant has subleased all or part of the Premises; and/or (iii) Tenant has failed to timely and properly exercise the Fourth Floor Termination Option in strict accordance with the provisions of this Article 36; and/or (iv) Tenant Is not In possession of all or any part of the Premises under the lease, or if the Lease has been terminated earlier, pursuant to the terms and provisions of the Lease.”

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11. Right of First Offer to Lease Suite 410 Premises. Effective as of the Effective Date, Paragraph 13 of the Fourth Amendment (“Right of First Offer to Lease Expansion Space”) is hereby deleted in its entirety and the following new provision is added as Article 37 to the Lease:

“37. Right of First Offer to Lease Suite 410 Premises:

37.1 Commencing on March 1, 2010 and continuing up to and including the earliest to occur of: (i) the date of Tenant’s delivery of the Fourth Floor Termination Notice (if Tenant exercises the Fourth Floor Termination Right provided in Article 36 of this Lease); (ii) the Revised Expiration Date (or such earlier date that the Lease is terminated); or (iii) Tenant’s failure to timely and properly elect to lease the Suite 410 Premises upon the terms set forth in this Article 37, following Landlord’s delivery of a Landlord’s Suite 410 Notice (as defined below) (such period, the “Suite 410 Right of First Offer Period”), Tenant shall have a Right of First Offer (“Suite 410 Right of First Offer”) to lease the Suite 410 Premises. Tenant’s Suite 410 Right of First Offer, as granted herein, is subject to the following conditions: (i) Tenant shall not have been or be in default beyond the applicable notice and cure periods in the performance of any of its obligations under the Lease (after the expiration of any notice and cure rights) at any time prior to or as of the time of Tenant’s exercise of the Suite 410 Right of First Offer; and (ii) Landlord’s review and reasonable approval of Tenant’s financial condition as of the time of Tenant’s exercise of the Suite 410 Right of First Offer. If either or both of conditions (i) and/or (ii) in the immediately preceding sentence is not satisfied, then the Suite 410 Right of First Offer shall be automatically void and of no further force and effect. Notwithstanding anything herein to the contrary, this Suite 410 Right of First Offer shall be subject and subordinate to all expansion, first offer and similar rights with respect to the Suite 410 Premises currently set forth in any lease which has been executed as of March 1, 2010 (collectively, the “Suite 410 Superior Rights”). Landlord expressly acknowledges and agrees that Tenant is presently leasing the Suite 410 Premises up until and including November 30, 2010 (and thereafter shall be occupying the Suite 410 Premises for the Suite 410 Holdover Term) and hereby represents to Tenant that there are no Suite 410 Superior Rights to this Suite 410 Right of First Offer. Tenant expressly acknowledges and agrees that the Landlord shall be marketing the Suite 410 Premises for lease to third parties prior to and during the Suite 410 Holdover Term, notwithstanding that Tenant may be occupying the Suite 410 Premises during the Suite 410 Holdover Term.

37.2 So long as the above conditions are satisfied, if during the period commencing on December 1, 2010 through the expiration of the Suite 410 Right of First Offer Period, Landlord anticipates entering into a lease of the Suite 410 Premises to a third party, Landlord will notify Tenant thereof in writing (“Landlord’s Suite 410 Notice”). Landlord’s Suite 410 Notice shall specify, in Landlord’s sole satisfaction, the commencement date for Tenant’s lease of the Suite 410 Premises (which shall not be earlier than April 1, 2011). Tenant shall have five (5) business days after delivery of such Landlord’s Suite 410 Notice to notify Landlord, in writing (the “Suite 410 Election Notice”), of Tenant’s election to lease all of the Suite 410 Premises. the Suite 410 Premises, if leased by Tenant pursuant to this Article 37, shall be leased by Tenant, for a term coterminous with the Term applicable to the Premises, and upon all of the same terms, covenants and conditions of the Lease applicable to the Premises (excluding the provisions applicable to the Suite 410 Premises during the Suite 410 Holdover Term), including, without limitation, the monthly Rental Rate per Rentable Square Foot, the Base Year and the Fourth Floor Termination Option. Tenant expressly agrees that the Suite 410 Premises shall be leased by Tenant in its then existing condition and state of repair, “AS IS”, without any obligation of Landlord to remodel, improve or alter the Suite 410 Premises, to perform any other construction or work of improvement upon the Suite 410 Premises, or to provide Tenant with any construction or refurbishing allowance. If, following Landlord’s delivery of the Suite 410 Notice, Tenant fails to notify

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Landlord of Tenant’s election to lease the Suite 410 Premises within the time specified herein, it shall be deemed that (1) Tenant has elected not to lease the Suite 410 Premises; (2) Landlord may thereafter enter into a lease agreement with a third party for the Suite 410 Premises (provided that the term of such lease agreement shall not commence prior to April 1, 2011); and (3) all rights of Tenant in and to this Suite 410 Right of First Offer with respect to the Suite 410 Premises shall terminate and thereafter be of no further force or effect.

37.3 In the event Tenant properly and timely exercises this Suite 410 Right of First Offer as herein provided (or if Tenant is deemed to have exercised this Suite 410 Right of First Offer pursuant to Section 38.1 of the Lease), Tenant shall deliver to Landlord a non-refundable deposit in the amount equivalent to one month’s Base Rent for such Suite 410 Premises, and the parties shall have five (5) business days after Landlord receives the Suite 410 Election Notice from Tenant in which to execute an amendment to this lease setting forth the agreed-upon terms. Such amendment to this Lease shall provide that the Suite 410 Premises shall be leased by Landlord to Tenant, in its “as-is” condition, for a term co-terminus with the Term of the Lease, commencing as of the Suite 410 Commencement Date (as defined below), upon the same terms and conditions set forth in this Lease, except that the Base Rent shall be calculated with respect to the Suite 410 Premises based upon the Monthly Rental Rate then in effect for the remainder of the Premises and the Rentable Area of the Suite 410 Premises, and Tenant’s Percentage Share and the number of “Minimum Spaces” shall be adjusted to reflect the Increased Rentable Area of the Premises. As used herein, the defined term “Suite 410 Commencement Date” shall be deemed to mean and refer to: (i) if Tenant exercises the Suite 410 Right of First Offer following Landlord’s delivery of Landlord’s Suite 410 Notice, the date that is specified in Landlord’s Suite 410 Notice, which shall in no event be earlier than six (6) business days following Landlord’s delivery of Landlord’s Suite 410 Notice to Tenant; or (ii) if Tenant is deemed to have exercised the Suite 410 Right of First Offer pursuant to Section 38.1 of this Lease, the date that Tenant delivers the Election Notice (as defined in Article 38 of this lease) to Landlord with respect to any Expansion Space that is the subject of a Landlord’s Notice (as defined in Article 38 of this Lease) delivered by Landlord during the Suite 410 Holdover Term. Upon full execution of an amendment for such Suite 410 Premises, the non-refundable deposit shall be credited toward Base Rent for such Suite 410 Premises, as agreed upon by the parties. If the parties fail to timely execute and deliver such amendment, landlord shall retain. The non-refundable deposit and Tenant shall have no rights, title or interest therein. Tenant shall pay all leasing commissions and consulting fees payable to any broker and/or consultant representing or claiming to represent Tenant in connection with Tenant’s lease of the Suite 410 Premises pursuant to this Article 37.

37.4 Notwithstanding anything to the contrary contained herein, if, following Landlord’s delivery of Landlord’s Suite 410 Notice, Tenant does not timely and properly elect to lease the Suite 410 Premises upon the terms set forth in this Article 37, then, Landlord shall have no further obligation hereunder to offer the Suite 410 Premises to Tenant, and Landlord may thereafter lease the Suite 410 Premises to any third party, upon such terms and conditions as Landlord may elect (provided that the term of such lease shall not commence earner than April 1, 2011), in Landlord’s sole discretion and all rights of Tenant in and to this Suite 410 Right of First Offer with respect to the Suite 410 Premises pursuant to this Article 37 shall terminate and thereafter be of no further force or effect.

37.5 The Suite 410 Right of First Offer shall terminate and be of no force or effect if, at any time, (i) Tenant is or has been in default (after the expiration of any notice and cure rights) of the performance of any of the covenants, conditions or agreements to be performed under this lease; or (ii) the Premises are being subleased at the time the Suite

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410 Right of First Offer is offered to any party other than a Related Entity (as defined in Article 17 of this Lease); or (iii) Tenant delivers the Fourth Floor Termination Notice (as defined in Article 36 of this Lease) to Landlord. The Suite 410 Right of First Offer is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of this Lease, except for an assignment to a Related Entity. If Tenant does not timely and properly elect to exercise the Suite 410 Right of First Offer with respect to the Suite 410 Premises, based upon the terms proposed by Landlord as set forth in a Landlord’s Suite 410 Notice, all rights, title and interest of Tenant in and to the Suite 410 Right of First Offer with respect to the Suite 410 Premises shall terminate and be of no further force or effect and Landlord shall have no further obligation to rent the Suite 410 Premises to Tenant.”

12. Right of first Offer to Lease Expansion Space. Effective as of the Effective Date, the following new provision is added as Article 38 to the Lease:

“38. Right of First Offer to Lease Expansion Space:

38.1 Commencing on March 1, 2010 and continuing up to and including the earlier of (i) the date of Tenant’s delivery of the Fourth Floor Termination Notice (if Tenant exercises the Fourth Floor Termination Right provided in Article 36 of this Lease); (ii) the Revised Expiration Date; (iii) such earlier date that the Lease is terminated (such period, the “Right of First Offer Period”), Tenant shall have a Right of First Offer (“Right of First Offer”) to lease any space greater than 6,500 square feet in the Building that Landlord desires to lease and which is not subject to Superior Rights (defined below) (any such space which is the subject of a Landlord’s Notice (defined below) is referred to herein as the “Expansion Space”). Tenant’s Right of First Offer, as granted herein, is subject to the following conditions: (i) Tenant shall not have been or be in default (after the expiration of any notice and cure rights) in the performance of any of its obligations under the Lease at any time prior to or as of the time of Tenant’s exercise of the Right of First Offer; and (ii) Landlord’s review and reasonable approval of Tenant’s financial condition as of the time of Tenant’s exercise of the Right of First Offer. If either or both of conditions (i) and/or (ii) in the immediately preceding sentence is not satisfied, then this Right of First Offer shall be automatically void and of no further force and effect. In addition, Tenant’s Right of First Offer shall be further subject to the condition that if Tenant exercises such Right of First Offer with respect to any Expansion Space which is the subject of a Landlord’s Notice (as defined in Section 38.2) delivered to Tenant during the Suite 410 Holdover Term, Tenant’s exercise of such Right of First Offer shall be deemed to be a simultaneous exercise by Tenant of the Suite 410 Right of First Offer set forth in Article 37, upon the terms and conditions set forth therein. Notwithstanding anything herein to the contrary, this Right of First Offer shall be subject and subordinate to all expansion, first offer and similar rights with respect to space in the Building currently set forth in any lease which has been executed as of March 1, 2010 (collectively, the “Superior Rights”). Landlord hereby represents to Tenant that there are no Superior Rights to this Right of First Offer.

38.2 So long as the above conditions are satisfied, and upon Landlord’s determination of the approximate date upon or about which any Expansion Space may become available to lease to third parties, Landlord will notify Tenant thereof, in writing (“Landlord’s Notice”), stating all material terms on which Landlord proposes to lease such Expansion Space to Tenant, including, without limitation, (i) the anticipated date upon which the Expansion Space will be available for lease by Tenant and the commencement date therefor, (ii) the Base Rent payable for the Expansion Space, which shall be equal to the then market rental rate for other comparable space in the Building being offered for lease by Landlord at such time (as determined by Landlord), and (iii) the term of the lease) (the Expansion Space. Tenant shall have five (5) Business days after delivery of such

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notice to notify Landlord, in Writing (the “Election Notice”), of Tenant’s election to lease all of such Expansion Space which is the subject of such Landlord’s Notice upon all of the terms and conditions as specified in Landlord’s Notice without any deviation in such terms. If, following Landlord’s delivery of a Landlord’s Notice, Tenant falls to notify Landlord of Tenant’s election to lease all of such Expansion Space within the time specified herein, it shall be deemed that (1) Tenant has elected not to lease such Expansion Space; (2) Landlord may thereafter enter into a lease agreement with a third party for such Expansion Space; and (3) all rights of Tenant in and to this Right of First Offer with respect to such Expansion Space shall terminate and thereafter be of no further force or effect; provided, Tenant’s Right of First Offer shall continue during the Right of First Offer Period with respect to any other Expansion Space in the Building which Landlord desires to lease and which is not subject to Superior Rights and which is the subject of a Landlord’s Notice.

38.3 In the event Tenant property and timely exercises this Right of First Offer as herein provided, Tenant shall deliver to Landlord a non-refundable deposit in the amount equivalent to one month’s Base Rent for such Expansion Space, and the parties shall have five (5) business days after Landlord receives the Section Notice from Tenant in which to execute an amendment to this Lease setting forth the agreed-upon terms. Such amendment to this Lease shall provide that the Expansion Space shall be leased by Landlord to Tenant upon the same terms and conditions set forth in this Lease, except for, among other things specified in Landlord’s Notice, the addition of such Expansion Space to the Premises, the adjustment of the Base Rent and Tenant’s Percentage Share of the items set forth in Article 5 of this Lease and the expiration of the term of the lease with respect to such Expansion Space (if different from the Expiration Date for the remainder of the Premises leased to Tenant). Upon full execution of an amendment for such Expansion Space, the non-refundable deposit shall be credited toward Base Rent for such Expansion Space, as agreed upon by the parties. If the parties fail to timely execute and deliver such amendment, Landlord shall retain the non-refundable deposit and Tenant shall have no rights, title or interest therein.

38.4 Notwithstanding anything to the contrary contained herein, if Tenant does not timely and properly elect to lease such Expansion Space upon the terms set forth in Landlord’s Notice pursuant to this Article 38, then, Landlord shall have no further obligation hereunder to offer such Expansion Space to Tenant, and Landlord may thereafter lease such Expansion Space to any third party, upon such terms and conditions as Landlord may elect, in Landlord’s sole discretion and all rights of Tenant in and to this Right of First Offer with respect to such Expansion Space shall terminate and thereafter be of no further force or effect.

38.5 The Right of First Offer shall terminate and be of no force or effect if, at any time, (i) Tenant is or has been in default (after the expiration of any notice and cure rights) of the performance of any of the covenants, conditions or agreements to be performed under this Lease; or (ii) the Premises are being subleased at the time the Right of First Offer is offered to any party other than a Related Entity (as defined in Article 17 of this Lease); or (iii) Tenant delivers the Fourth Floor Termination Notice (as defined in Article 36 of this Lease) to Landlord. The Right of First Offer is personal to Tenant and may not be assigned, voluntarily or involuntarily, separate from or as a part of this Lease, except for an assignment to a Related Entity. If, following Landlord’s delivery of a Landlord’s Notice, Tenant does not timely and properly elect to exercise the Right of First Offer with respect to any particular Expansion Space that is the subject of such Landlord’s Notice, based upon the terms proposed by Landlord as set forth in such Landlord’s Notice, all rights, title and interest of Tenant in and to the Right of First Offer with respect to such particular Expansion Space shall terminate and be of no further force or effect and Landlord shall have no further obligation to re-offer such particular Expansion Space to Tenant.”

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13. Parking. Tenant hereby acknowledges and agrees that, effective as of the Second Extended Term Commencement Date, the number of “Minimum Spaces” to which Tenant shall be entitled to use during the Second Extended Term, as set forth in the Basic Lease Information and Article 30 of the Lease shall be reduced to reflect the reduced aggregate square feet of Rentable Area of the Premises (excluding the Suite 410 Premises) as of the Second Extended Term Commencement Date.

14. Landlord’s Address. Effective as of the Effective Date, the Landlord’s Address as set forth in the Basic Lease Information shall be deleted and the following new address shall be inserted in place thereof:

“Landlord’s Address:	Bay Center lnvestor LLC
c/o Harvest Properties, lnc.
6475 Christie Avenue, Suite 550
Emeryville, California 94608
Attn: Project Manager”

15. Basic Lease Information. As of the Second Extended Term Commencement Date, the Amended and Restated Basic Lease Information is hereby deleted and replaced with the Amended and Restated Basic Lease information attached hereto and made a part of hereof as Exhibit B.

16. Letter of Credit. Landlord and Tenant hereby acknowledge and agree that Landlord is presently holding a Letter of Credit (the “Existing Letter of Credit”) in the amount of Three Hundred Thousand and 00/100 Dollars ($300,000.00) (the “Letter of Credit Amount”), issued by Silicon Valley Bank, in favor of Landlord, which Existing Letter of Credit has an expiration date of August 15, 2011. Tenant hereby expressly acknowledges and agrees that the terms and provisions of Article 26 of the lease (as amended by the Fourth Amendment) shall apply to the Letter of Credit throughout the Second Extended Term (as such term may be extended pursuant to the express terms of the Lease), and Tenant shall be obligated to deliver an amendment to the Existing Letter of Credit or a replacement letter of credit, in form reasonably acceptable to Landlord, extending the current expiration date of the Existing Letter of Credit, in accordance with the provisions of Article 26 of the Lease.

17. Representations of Tenant.

(a) Tenant hereby represents and warrants to Landlord, as of the date of Tenant’s execution of this Seventh Amendment, the following: (i) Tenant has not heretofore and will not prior to the Original Expiration Date sublet the Reduction Premises nor assigned, transferred or conveyed all or any portion of its rights, title or interest in the Lease; (ii) no other person, firm or entity has any right, title or interest in the Lease; (iii) Tenant has the full right, legal power and actual authority to enter into this seventh Amendment and to terminate its lease of the Reduction Premises without the consent of any person, firm or entity; (iv) this Seventh Amendment is legal, valid and binding upon Tenant, enforceable in accordance with its terms; (v) Tenant has not done any of the following: (A) made a general assignment for the benefit of creditors; (B) flied any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (C) suffered the appointment of a receiver to take possession of all, or substantially, all of its assets; (D) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (E) admitted in writing to its inability to pay its debts as they become due; or (F) made an offer of settlement, extension or composition to its creditors generally; (vi) Tenant is not contemplating taking any of the actions referenced in the preceding (v) during the period of time commending on the date of this Seventh Amendment and ending on the date which is ninety-one (91) days thereafter; and (vii) to Tenant’s actual knowledge, there are no uncured defaults on the part of Landlord and Tenant has no claim, cause of action, offset, set-off, deduction, counterclaim or other similar right against Landlord. Tenant further represents and warrants to Landlord that as of the date hereof there are no mechanic’s liens or other liens encumbering all or any portion of the Reduction Premises by virtue of any act or omission on the part of Tenant, its predecessors, contractors, agents, employees, successors, assigns or subtenants. The representations and warranties set forth in this Paragraph 17 shall survive the termination of Tenant’s lease of the Reduction Premises and Tenant shall be liable to Landlord for any inaccuracy or any breach thereof.

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(b) Landlord hereby represents and warrants to Tenant, as of the date of Landlord’s execution of this Seventh Amendment, the following: (i) the Lease is in full force and effect; (ii) to Landlord’s actual knowledge, without inquiry or investigation, (A) there are no defaults by Landlord or by Tenant under the Lease, and (B) no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease; (iii) Landlord has full right, power and authority to enter into this Seventh Amendment; and (iv) the Lease, as amended by this Seventh Amendment, is a binding obligation of Landlord, enforceable in accordance with its terms.

18. Brokers. Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker, agent or finder in connection with this Seventh Amendment, other than Harvest Properties, Inc., who is representing Landlord, and Colliers International, who is representing the Tenant (collectively, the “Brokers”), and neither party knows of any other real estate broker, agent or finder other than the Brokers who is entitled to a commission in connection with this Seventh Amendment. Landlord shall be responsible for payment of any commission payable to the Brokers in connection with this Seventh Amendment. Landlord and Tenant each agrees to indemnify and defend the other against and hold the other harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker, agent or finder, other than the Brokers, occurring by, through or under the indemnifying party.

19. Effect of Seventh Amendment. Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Seventh Amendment, the terms and conditions of this Seventh Amendment shall prevail.

20. Definitions. Unless otherwise defined in this Seventh Amendment, all terms not defined in this Seventh Amendment shall have the meanings assigned to such terms in the Lease.

21. Authority. Subject to the provisions of the Lease, this Seventh Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Seventh Amendment.

22. lncorporation. The terms and provisions of the Lease are hereby incorporated in this Seventh Amendment.

23. Nondisturbance Agreement. Tenant hereby acknowledges that as of the date of this Amendment, there is a deed of trust encumbering the Project in favor of New York Life (“Current Lender”). Landlord agrees to use commercially reasonable efforts to cause to be obtained a Subordination, Non-disturbance and Attornment Agreement in substantially the form attached hereto as Exhibit C (“Non-disturbance Agreement”), executed by Current lender and Landlord within thirty (30) days following the execution of this Amendment by Landlord and Tenant; provided, however, that notwithstanding the foregoing, (i) the foregoing provision shall not require Landlord to incur any cost, expense or liability to obtain such Non-disturbance Agreement, it being agreed that Tenant shall be responsible for any fee or review costs charged by the Current Lender (although Lender has not informed Landlord as of the date of Landlord’s execution of this Amendment of any such fee or review costs); and (ii) Landlord’s failure to obtain such Non-disturbance Agreement shall not affect the validity or effectiveness of this Amendment or the Lease or any of the terms thereof.

[continued on next page]

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IN WITNESS WHEREOF, the parties have executed this Seventh Amendment as of the date and year first above written.

LANDLORD:

BAY CENTER INVESTOR LLC,
a Delaware limited liability company

By:	Harvest Bay Center Investors, LLC,
a Delaware limited liability company, Managing Member

	By:	/s/ TOM WAGNER
Printed Name: Tom Wagner
Title: Vice President

By:	Bay Center, LLC,
a Delaware limited liability company, its Co-Managing Member

	By:	Bay Center REIT, LLC,
a Delaware limited liability company, its sole member

	By:	Principal Enhanced Property Fund, L.P., a Delaware limited partnership, its managing member

	By:	Principal Enhanced Property Fund GP, LLC, a Delaware limited liability company, its general partner

	By:	Principal Real Estate Investors, LLC a Delaware limited liability company, its sole member

		By:	/s/ ROBERT T. KLINKNER
		Name:	Robert T. Klinkner
		Title:	Assistant Managing Director Asset Management
AUG 19 2010

		By:	/s/ DOUGLAS A. [ILLEGIBLE]
		Name:	Douglas A. [Illegible]
		Title:	Managing Director Asset Management

[signatures continued on next page]

14

TENANT:

MOBITV, lNC., a Delaware corporation

By:	/s/ CHARLES NOONEY
Name:	Charles Nooney
Title:	CEO & Chairman of the Board

By:	/s/ WILLIAM E. LOSCH
Name:	William E. Losch
Title:	CFO

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Seventh Amendment must be executed by the chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Seventh Amendment.

15

Exhibit A

[Description of Suite 410 Premises]

0 5' 10' 20' 30' 60'
CHRISTIE AVENUE
Suite 410

North

GENTY STUDIO
ARCHITECTURE
1164 65TH ST #C
EMERYVILLE
CALIFORNIA 94608
510/653-1451
FAX 658-1653

6425 Christie Ave., 4th Floor
Suite 410
for Harvest Properties
7/26/10 Scale: NTS

Exhibit A

Exhibit A, Page 1

Exhibit A-5

[Description of Entire Premises (excluding the Suite 410 Premises) as of the Second Extended

Term Commencement Date]

0 5' 10' 20' 30' 60'
CHRISTIE AVENUE
MobiTV Tenant
North

5425 Christie Ave, 4th Floor
MobiTV Suite

Exhibit A-5

Exhibit A-5, Page 1

0 5' 10' 20' 30' 60'
CHRISTIE AVENUE
MobiTV Tenant
North

5425 Christie Ave, 5th Floor
MobiTV Suite
7/28/10 Scale: NTS

Exhibit A-5

Exhibit A-5, Page 2

Exhibit B

Amended and Restated Basic Lease Information

(As of Second Extended Term Commencement Date)

Lease Date:	April 6, 2005 (for reference purposes only)

First Amendment to Lease:	March 6, 2006

Second Amendment to Lease:	July 19, 2006

Third Amendment to Lease:	March 13, 2007

Fourth Amendment to Lease:	August 24, 2007

Fifth Amendment to Lease:	January 30, 2009

Sixth Amendment to Lease:	January 14, 2010

Seventh Amendment to Lease:	March 1, 2010

Landlord:	Bay Center Office, LLC, a Delaware limited liability company

Tenant:	MobiTV, Inc., a Delaware corporation (formerly known as Idetic, Inc.)

Premises:	Approximately 23,104 square feet of Rentable Area on the fifth (5th) floor of the Building, which space comprises the entire Rentable Areas of the fifth (5th) floor of the Building (the “Fifth Floor Premises”), and approximately 17,266 square feet of Rentable Area on the fourth floor of the Building (the “Fourth Floor Premises”), as shown on the Floor Plans attached to the Seventh Amendment to Lease as Exhibit A-5; and, for the Suite 410 Holdover Term, approximately 5,922 square feet of Rentable Area on the fourth floor of the Building (the “Suite 410 Premises”), as shown on the Floor Plan attached to the Seventh Amendment to Lease as Exhibit A.

Term:

As to the Fourth Floor Premises (excluding) The Suite 410 Premises):	From the Fourth Floor Premises Commencement Date through the Revised Expiration Date

As to the Fifth Floor Premises:	From the Fifth Floor Premises Commencement Date through the Revised Expiration Date.

As to the Suite 410 Premises:	From the Fourth Floor Premises Commencement Date through the Suite 410 Holdover Expiration Date.

Exhibit B, Page 1

Commencement Date:
Fourth Floor Premises Commencement Date:	December 1, 2007

Fifth Floor Premises Commencement Date:	July 16, 2005

Expiration Date:
As to the Fifth Floor Premises and the Fourth Floor Premises (excluding The Suite 410 Premises):	November 30, 2013

As to the Suite 410 Premises:	Suite 410 Holdover Expiration Date

Base Rent for the Fourth Floor Premises and the Fifth Floor Premises:

Period	Monthly Rental Rate per Rentable Square Foot	Monthly Installment Of Base Rent
3/1/2010 – 11/30/2010	$2.00	$92,584.00	*
12/1/2010 – 11/30/2011	$2.20	$88,814.00	**
12/1/2011 – 11/30/2012	$2.27	$91,639.90	**
12/1/2012 – 11/30/2013	$2.33	$94,062.10	**

*	based on Rentable Area of 12,000 square feet
**	based on Rentable Area of 23,104 square feet

Base Year:

Portion of Premises	For the period from July 16, 2008 through November 30, 2010	For the period from the Second Extended Term Commencement Date Through the Expiration Date
For the Fifth Floor Premises:	2008	2011
For the Fourth Floor Premises:	2008	2011
For the Suite 410 Premises:	N/A	N/A

Tenant’s Percentage Share:

For the Fifth Floor Premises:	18.87%

For the Fourth Floor Premises:	14.09%*

For the Suite 410 Premises:	N/A

* based on 17,266 square feet

Permitted Use:	General office and administrative use.

Security Deposit:	$300,000.00

Parking/Number of Minimum Spaces:	3.3 unassigned parking stalls for each 1,000 square feet of Rentable Area of the Premises (excluding the Suite 410 Premises), on terms and conditions described in Article 30 of the Lease

Exhibit B, Page 2

Tenant’s Address:	MobiTV, Inc.
6425 Christie Avenue 5th Floor
Emeryville, CA

Landlord’s Address:	Bay Center Office, LLC
c/o Harvest Properties
6475 Christie Avenue, Suite 550
Emeryville, California 94608
Attn: Project Manager

Brokers:

For the Original Lease:
Landlord’s Broker:	Colliers International
Tenant’s Broker:	CM Realty, Inc.

For the Second Amendment to Lease, Third Amendment to Lease and Fourth Amendment to Lease:
Landlord’s Broker:	Colliers International
Tenant’s Broker:	Colliers International

For the Fifth Amendment to Lease:
Landlord’s Broker:	Harvest Properties, Inc.
Tenant’s Broker:	None

For the Sixth Amendment to Lease and Seventh Amendment to Lease
Landlord’s Broker:	Harvest Properties, Inc.
Tenant’s Broker:	Colliers International

Exhibits to Lease:

Exhibit A:	Floor Plan(s) of Premises (replaced (i) as of the Fourth Floor Premises Commencement Date by Exhibit A-2 to Fourth Amendment and (ii) as of the day immediately following the Second Floor Termination Date by Exhibit A-3 to Fourth Amendment)
Exhibit B:	Description of the Land
Exhibit C:	Work Letter for the Existing Premises
Exhibit C-1	Approved Plan
Exhibit D:	Rules and Regulations of the project
Exhibit E:	Confirmation of Term

Exhibits to First Amendment to Lease:

Exhibit A:	Landlord’s Signage Program
Exhibit B:	Tenant’s Sign Specifications

Exhibits to Second Amendment to Lease:

Exhibit A-1:	Existing Premises
Exhibit A-2:	First Expansion Premises
Exhibit A-3	Second Expansion Premises
Exhibit A-4:	Entire Premises pursuant to Third Amendment
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C:	Second Expansion Premises Work Letter
Exhibit D	Second Expansion Premises Commencement Date Memorandum

Exhibit B, Page 3

Exhibits to Third Amendment to Lease:

Exhibit A-1:	Third Expansion Premises
Exhibit A-2:	Fourth Expansion Premises
Exhibit A-3	Entire Premises Pursuant to Third Amendment to Lease
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C-1:	Third Expansion Premises Commencement Date Memorandum
Exhibit C-2	Fourth Expansion Premises Commencement Date Memorandum

Exhibits to Fourth Amendment to Lease:

Exhibit A-1:	Fourth Floor Premises
Exhibit A-2:	Entire Premises Pursuant to Fourth Amendment to Lease (from the period from the Fourth Floor Premises Commencement Date up to the Second Floor Termination Date)
Exhibit A-3	Entire Premises Pursuant to Fourth Amendment to Lease (as of the day immediately following the Second Floor Termination Date)
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C:	Work Letter
Exhibit D:	Fourth Floor Premises Commencement Date Memorandum

Exhibits to Fifth Amendment to Lease:

(No Exhibits)

Exhibits to Sixth Amendment to Lease:

Exhibit A:	Suite 290 Premises

Exhibits to Seventh Amendment to Lease:

Exhibit A:	Suite 410 Premises
Exhibit A-5:	Entire Premises (excluding the Suite 410 Premises) as of the Second Extended Term Commencement Date
Exhibit B:	Amended and Restated Basic Lease Information (as of the Second Extended Term Commencement Date)
Exhibit C:	Subordination, Non-Disturbance and Attornment Agreement

Exhibit B, Page 4

Exhibit C

Subordination, Non-Disturbance and Attornment Agreement

THIS AGREEMENT is made and entered into as of the          day of                      2010, by and among MOBITV, INC., a Delaware corporation (“Tenant”) and NEW YORK LIFE INSURANCE COMPANY, a New York mutual insurance company (“Lender”), whose principal address is 51 Madison Avenue, New York, New York 10010, and BAY CENTER INVESTOR LLC, a Delaware limited liability company (“Borrower”).

RECITALS:

A. Lender has agreed to make a mortgage loan (the “Loan”) to Borrower in the amount of $75,000 000 to be secured by, among other things, a mortgage [or deed of trust) (the “Mortgage”) on the real property legally described in Exhibit “A” attached hereto (the “Premises”);

B. Tenant is the present lessee under a lease dated April 6, 2005, as amended by Bay Center Investor LLC, (“Landlord”), demising a portion of the Premises (said lease and all amendments now or hereafter executed with respect thereto being referred to as the “Lease”);

C. The Loan terms require that Tenant subordinate the Lease and its interest in the Premises in all respects to the lien of the Mortgage and that Tenant attorn to Lender; and

D. In return, Lender is agreeable to not disturbing Tenant’s possession of the portion of the Premises covered by the Lease (the “Demised Premises”), so long as Tenant is not in default under the Lease.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENTS:

1. Subordination. The Lease, and the rights of Tenant in, to and under the Lease and the Demised Premises are hereby subjected and subordinated to the lien of the Mortgage and to any modification, reinstatement, extension, renewal, supplement, consolidation or replacement thereof as well as any advances or re-advances with interest thereon and to any other mortgages or deeds of trust on the Premises which may hereafter be held by lender.

2. Tenant Not to Be Disturbed. In the event it should become necessary to foreclose the Mortgage or Lender should otherwise come into possession of title to the Premises, Lender will not join Tenant in summary or foreclosure proceedings unless required by law in order to obtain jurisdiction, but in such event no judgment foreclosing the Lease will be sought, and Lender will not disturb the use and occupancy of Tenant under the Lease so long as Tenant is not in default under any of the terms, covenants or conditions of the Lease and has not prepaid the rent except monthly In advance as provided by the terms of the Lease.

3. Tenant to Attorn to Lender. Tenant agrees that in the event of a foreclosure of the Mortgage, or upon a sale of the property encumbered thereby pursuant to the trustee’s power of sale contained therein, or upon a transfer of the Premises pursuant to a deed in lieu of foreclosure, it will attorn to the purchaser (including Lender) as the landlord under the Lease. The purchaser by virtue of such foreclosure or deed in lieu of foreclosure shall be deemed to have assumed and agreed to be bound, as substitute landlord, by the terms and conditions of the Lease until the resale or other disposition of its interest by such purchaser, except that such assumption shall not be deemed of Itself an acknowledgment by such purchaser of the validity of any then existing claims of Tenant against any prior landlord (including Landlord). All rights and obligations under the Lease shall continue as though such foreclosure proceedings had not been brought, except as aforesaid. Tenant agrees to execute and deliver to any such purchaser such further assurance and other documents, including a new lease upon the same terms and conditions of the Lease, confirming the foregoing as such purchaser may reasonably request. Tenant waives the

Exhibit C, Page 1

provisions (i) contained In the Lease or any other agreement relating thereto and (ii) of any statute or rule of law now or hereafter in effect which may give or purport to give it any right or election to terminate or otherwise adversely affect the Lease and the obligations of Tenant thereunder by reason of any foreclosure proceeding.

4. Limitations. Notwithstanding the foregoing, neither Lender nor such other purchaser shall In any event be:

(a)

liable for any act or omission of any prior landlord (including Landlord) except for such acts or omissions (i) of which Lender or such other purchaser had received notice in writing, (ii) where such act or omission is of a continuing nature and continue beyond such date that Lender, or such other purchaser, becomes the owner of fee title to the Premises and is entitled to and takes possession of the Premises, and (iii) lender or such other purchaser has had a reasonable opportunity, after Lender or such other purchaser becomes the owner of fee title to the Property, to effect a cure of such act or failure to act, and then liability shall be limited to damages relating to acts and omissions occurring after the date Lender or any third party takes title to the Premises;

(b)

obligated to cure any defaults of any prior landlord (Including Landlord) which occurred prior to the time that Lender or such other purchaser succeeded to the interest of such prior landlord under the lease except for defaults (i) of which Lender or such other purchaser had received notice in writing, (ii) where such default is of a continuing nature and continues beyond such date that lender, or such other purchaser, becomes the owner of fee title to the Premises and is entitled to possession of the Premises, and (iii) Lender or such other purchaser has had a reasonable opportunity, after lender or such other purchaser becomes the owner of fee title to the Premises, to effect a cure of such default and then Lender or such other purchaser shall be liable for only those damages which occur after the date lender or any third party takes title to the Premises;

(c)

subject to any offsets or defenses which Tenant may be entitled to assert against any prior landlord (including Landlord) except offsets or defenses which arise from the failure to cure defaults of a continuing nature, in which event Lender or any third party shall be subject to offsets or defenses occurring only after Lender or such third party takes title to the Premises and has received notice and a reasonable opportunity to cure such default.;

(d)	bound by any payment of rent or additional rent by Tenant to any prior landlord (including Landlord) for more than one month in advance;

(e)

bound by any amendment or modification of the Lease which reduces the economic obligations of the Tenant or increases the economic obligations of the Landlord made without the written consent of Lender or such other purchaser; or

(f)

liable or responsible for, or with respect to, the retention, application and/or return to Tenant of any security deposit paid to any prior landlord (including Landlord), whether or not Still held by such prior landlord, unless and until Lender or such other purchaser has actually received for its own account as landlord the full amount of such security deposit.

5. Acknowledgment of Assignment of Lease and Rent. Tenant acknowledges that it has notice that the Lease and the rent and all other sums due thereunder have been assigned or are to be assigned to Lender as security for the Loan secured by the Mortgage. In the event that Lender notifies Tenant of a default under the Mortgage and demands that Tenant pay its rent and all other sums due under the Lease to Lender, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease directly to lender or as otherwise required pursuant to such notice. By its execution hereof, Borrower expressly consents to the foregoing.

6. Limited Liability. Tenant acknowledges that in all events, the liability of lender and any purchaser shall be limited and restricted to their interest in the Premises and shall in no event exceed such interest.

Exhibit C, Page 2

7. Lender’s Right to Notice of Default and Option to Cure. Tenant will give written notice to Lender of any default by Landlord under the Lease by mailing a copy of the same by certified mail, postage prepaid, addressed as follows (or to such other address as may be specified from time to time by Lender to Tenant):

To Lender:	NEW YORK LIFE INSURANCE COMPANY
c/o New York Life Investment Management LLC
51 Madison Avenue
New York, New York 10010-1603
Attn: Real Estate Group
Director - Loan Administration Division
Loan No.: 374-0068

Upon such notice, Lender shall be permitted and shall have the option, in its sole and absolute discretion, to cure any such default during the period of time during which the Landlord would be permitted to cure such default, but in any event Lender shall have a period of thirty (30) days after the receipt of such notification to cure such default; provided, however, that in the event Lender is unable to cure the default by exercise of reasonable diligence within such 30-day period, lender shall have such additional period of time as may be reasonably required to remedy such default with reasonable dispatch.

8. Successors and Assigns. The provisions of this Agreement are binding upon and shall inure to the benefit of the heirs, successors and assigns of the parties hereof.

9. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

10. Governing Law. This Agreement shall be construed and enforced according to the law of the state in which the Premises are located, other than such law with respect to conflicts of law.

IN WITNESS WHEREOF, the parties hereto have executed these presents as of the day and year first above written.

[SIGNATURE PAGES TO FOLLOW]

Exhibit C, Page 3

LENDER

NEW YORK LIFE INSURANCE COMPANY,

a New York mutual Insurance company

By:
(Signature)

(Printed Name)

lts:

(Title)

STATE OF                                                              )

                                                                                              ) SS:

COUNTY OF                                                          )

On                                          before me,                                                                   (here insert name and title of the officer), personally appeared                                         , who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                                                                       (Seal)

Notary Public in and for said State

Exhibit C, Page 5

The terms of the above Agreement are hereby consented, agreed to and acknowledged.

BORROWER

BAY CENTER INVESTOR LLC,

a Delaware limited liability company

By:	Harvest Bay Center Investors, LLC,
a Delaware limited liability company, Managing Member

By:
Printed Name:
Title:

By:	Bay Center, LLC,
a Delaware limited liability company, its Co-Managing Member

	By:	Bay Center REIT, LLC,
a Delaware limited liability company, its sole member

		By:	Principal Enhanced Property Fund, L.P., a Delaware limited partnership, its managing member

			By:	Principal Enhanced Property Fund GP, LLC, a Delaware limited liability company, its general partner

				By:	Principal Real Estate Investors, LLC a Delaware limited liability company, its sole member

By:
Name:
Title:

By:
Name:
Title:

[ACKNOWLEDGEMENT PAGES TO FOLLOW]

Exhibit C, Page 6

STATE OF IOWA                                                   )

                                                                                  ) SS:

COUNTY OF POLK                                               )

On                                                               before me,                                      (here insert name and title of the officer), personally appeared                     , who proved tome on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of                      that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature                                                                   (Seal)

Notary Public in and for said State

Exhibit C, Page 7

EXHIBIT A

LEGAL DESCRIPTION OF LAND

Land located in Emeryville, California, as follows:

TRACT ONE:

Parcels 1 and 2, as shown on Parcel Map 4664, filed December 30, 1985, in Book 159 of Parcel Maps at Pages 16 and 17, Alameda County Records.

TRACT TWO:

Parcel A, as shown on Parcel Map 4947, filed February 26, 1987, In Book 165 of Parcel Maps, at pages 96 and 97, Alameda County Records.

Exhibit C, Page 8

Eighth Amendment to Office Lease

This Eighth Amendment to Office lease (the “Eighth Amendment”) is made and entered into effective as of November 29, 2010 (the “Effective Date”), between Bay Center Investor LLC, a Delaware limited liability company (“Landlord”), and MobiTV, Inc., a Delaware corporation (“Tenant”), with reference to the following facts.

Recitals

A. Bay Center Office, LLC (predecessor-in-interest to Landlord) and Tenant (formerly known as Idetic, Inc.) entered into that certain Office Lease dated as of March 6, 2005 (the “Original Lease”), which Original Lease was amended by: (i) that certain First Amendment to Lease dated as of March 6, 2006 (the “First Amendment; (ii) that certain Second Amendment to Office Lease dated as of July 19, 2006 (the “Second Amendment”); (iii) that certain Third Amendment to Office lease dated as of March 13, 2007 (the “Third Amendment”); (iv) that certain Fourth Amendment to Office Lease dated as of August 24, 2007 (the “Fourth Amendment”); (v) that certain Fifth Amendment to Office Lease dated as of January 30, 2009 (the “Fifth Amendment”); (vi) that certain Sixth Amendment to Office Lease dated as of January 14, 2010 (the “Sixth Amendment”); and vii) that certain Seventh Amendment to Office Lease dated as of March 1, 2010 (the “Seventh Amendment”), for the leasing of certain premises presently consisting of approximately 46,292 square feet of Rentable Area situated in the building (the “Building”) located at 6425 Christie Avenue, Emeryville, California (the “Current Premises”). The Current Premises are comprised of: (i) approximately 23,104 square feet of Rentable Area (the “Fifth Floor Premises”) located on the fifth floor of the Building; and (ii) approximately 23,188 square feet of Rentable Area (the “Fourth Floor Premises”) located on the fourth floor of the Building. The Original Lease, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment and the Seventh Amendment is referred to hereinafter collectively as the “Lease”.

B. Pursuant to the Seventh Amendment, Landlord and Tenant agreed to extend the Term of the Lease (which was previously scheduled to expire on November 30, 2010) until November 30, 2013 (the “Expiration Date”) with respect to the Fifth Floor Premises and all of the Fourth Floor Premises except for the Suite 410 Premises (as defined in the Seventh Amendment). Tenant now has requested, and Landlord has agreed, to extend the Term of the Lease with respect to the Suite 410 Premises though the Expiration Date, subject to the terms and conditions hereafter set forth in this Amendment.

C. Accordingly, Landlord and Tenant now desire to amend the Lease to (i) confirm the extension of the Term of the Lease with respect to the Suite 410 Premises through the Expiration Date; (ii) delete and amend certain provisions in the Seventh Amendment relating to the Suite 410 Premises; and (iii) otherwise modify the Lease, as set forth herein, all upon the terms and conditions hereafter set forth in this Amendment.

D. Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this Amendment shall have the same meanings given such terms in the Lease.

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Recitals. Landlord and Tenant agree that the above recitals are true and correct and are hereby incorporated herein as though set forth in full.

2. Extension of Term with Respect to Suite 410 Premises. The Term of the Lease with respect to the Suite 410 Premises, which is currently scheduled to expire on November 30, 2010, is hereby extended until the Expiration Date (as defined herein), unless sooner terminated in accordance with the terms of the Lease. The thirty-six (36) month period from and after December 1, 2010 (the “Second Extended Term Commencement

1

Date”) through the Expiration Date shall hereafter be referred to as the “Second Extended Term.” Accordingly, effective as of the Effective Date, the definition of “Expiration Date (as to the Fifth Floor Premises and the Fourth Floor Premises (excluding the Suite 410 Premises))” as set forth in the Basic Lease information of the Lease is hereby deleted in its entirety and the following inserted in place thereof:

“Expiration Date (as to the Fifth Floor Premises and the Fourth Floor Premises): November 30, 2013”

3. Description of the Premises. Effective as of the Second Extended Term Commencement Date, Exhibit A-4 of the Lease shall be deleted in its entirety and Exhibit A-6, attached hereto and incorporated herein by this reference, consisting of the floor plans for the Premises as of the Second Extended Term Commencement Date, shall be inserted in place thereof.

4. Suite 410 Holdover Term. Effective as of the Effective Date, Paragraph 3 of the Seventh Amendment (“Tenant’s Surrender of Suit 410 Premises; Demising Work”) is hereby deleted in its entirety.

5. Tenant’s Percentage Share. Effective as of the Effective Date, Paragraph 6 of the Seventh Amendment (“Tenant’s Percentage Share”) is hereby deleted in its entirety. Landlord and Tenant hereby acknowledge and agree that, notwithstanding anything to the contrary in the Seventh Amendment, the definition of “Tenant’s Percentage Share” for the Fourth Floor Premises and for the Fifth Floor Premises shall be as set forth in the Basic Lease Information of the Lease (prior to amendment by the Seventh Amendment). Accordingly, Tenant’s Percentage Share for the Fourth Floor Premises and the Fifth Floor Premises during the Second Extended Term shall be as follows:

“Tenant’s Percentage Share:
For the Fourth Floor Premises:	18.92%
For the Fifth Floor Premises:	18.87	%”

6. Base Rent. Effective as of the Effective Date, the Base Rent Schedule in the Basic Lease Information is hereby modified to provide that for the period commencing on the Second Extended Term Commencement Date and continuing through the Expiration Date, the Monthly Base Rent payable by Tenant to Landlord for the Premises shall be as follows:

Period	Monthly Rental Rate per Rentable Square Foot	Monthly Installment Of Base Rent
12/1/2010 - 11/30/2011	$2.20	$101,842.40
12/1/2011 - 11/30/2012	$2.27	$105,082.84
12/1/2012 - 11/30/2013	$2.33	$107,860.36

Notwithstanding the foregoing, provided that Tenant is not in default (after the expiration of any applicable notice and cure period) of any term, condition or provision of this Lease, Tenant shall be entitled to an abatement of Base Rent in the amount of Thirteen Thousand Twenty-Eight and 40/100 Dollars ($13,028.40) per month for each of the months of December 2010, January 2011, February 2011 and March 2011.

7. Tenant’s Fourth Floor Termination Option. Effective as of the Effective Date, Article 36 of the Lease (“Tenant’s Fourth Floor Termination Option”) is hereby amended as follows:

(a) Section 36.1.3(ii) is hereby amended by deleting the words “and the Suite 410 Premises”;

2

(b) the first paragraph of Section 36.1.3(iii) is hereby amended by deleting the words “(including without limitation, the Suite 410 Premises, if leased by Tenant pursuant to Article 37”;

(c) the first sentence of the last paragraph of Section 36.1.3 of the Lease is hereby amended by deleting the words “,and shall include the Suite 410 Premises, if then leased by Tenant”;

(d) the first sentence of Section 36.2 is hereby amended by deleting the phrase that commences with the words “(iv) effective as of the date of Tenant’s delivery...” and ends with the words “...and Tenant shall thereafter have no further rights thereunder;...” and

(e) the second sentence of Section 36.2 of the Lease is hereby amended by deleting the words “(except for Article 37 of this Lease and the Suite 410 Right of First Offer set forth therein)”.

8. Right of First Offer to Lease Suite 410 Premises. Effective as of the Effective Date, Article 37 of the Lease (“Right of First Offer to Lease Suite 410 Premises”), is hereby deleted in its entirety.

9. Right of First Offer to Lease Expansion Space. Effective as of the Effective Date, the fourth sentence of Section 38.1 of the Lease is hereby deleted in its entirety.

10. Parking. Effective as of the Effective Date, Paragraph 13 of the Seventh Amendment (“Parking”) is hereby deleted in its entirety. Landlord and Tenant hereby acknowledge and agree that, notwithstanding anything to the contrary in the Seventh Amendment, the number of “Minimum Spaces” which Tenant shall be entitled to use during the Second Extended Term, shall be as set forth in the Basic Lease Information and Article 30 of the Lease (prior to amendment by the Seventh Amendment).

11. Basic Lease Information. Effective as of the Effective Date, Paragraph 15 of the Seventh Amendment (“Basic Lease Information”) is hereby deleted in its entirety. Effective as of the Second Extended Term Commencement Date, the Amended and Restated Basic Lease Information attached to the Lease is hereby deleted and replaced with the Amended and Restated Basic Lease Information attached hereto and made a part of hereof as Exhibit B.

12. Representations of Tenant.

(a) Tenant hereby represents and warrants to Landlord, as of the date of Tenant’s execution of this Eighth Amendment, the following: (i) Tenant has not heretofore and will not prior to the Original Expriation Date sublet the Premises nor assigned, transferred or conveyed all or any portion of its rights, title or interest in the Lease; (ii) no other person, firm or entity has any right, title or interest in the Lease; (iii) Tenant has the full right, legal power and actual authority to enter into this Eighth Amendment without the consent of any person, firm or entity; (iv) this Eighth Amendment is legal, valid and binding upon Tenant, enforceable in accordance with its terms; (v) Tenant has not done any of the following: (A) made a general assignment for the benefit of creditors; (B) filed any voluntary petition in bankruptcy or suffered the filing of an involuntary petition by its creditors; (C) suffered the appointment of a receiver to take possession of all, or substantially, all of its assets; (D) suffered the attachment or other judicial seizure of all, or substantially all, of its assets; (E) admitted in writing to its inability to pay its debts as they become due; or (F) made an offer of settlement, extension or composition to its creditors generally; (vi) Tenant is not contemplating taking any of the actions referenced in the preceding (v) during the period of time commencing on the date of this Eighth Amendment and ending on the date which is ninety-one (91) days thereafter; and (vii) to Tenant’s actual knowledge, there are no uncured defaults on the part of Landlord and Tenant has no claim, cause of action, offset, set-off, deduction, counterclaim or other similar right against Landlord. Tenant further represents and warrants to Landlord that as of the date hereof there are no mechanic’s liens or other liens encumbering all or any portion of the Premises by virtue of any act or omission on the part of Tenant, its predecessors, contractors, agents, employees, successors, assigns or subtenants. The representations and warranties set forth in this Paragraph 12 shall survive the termination or earlier expiration of the Lease and Tenant shall be liable to Landlord for any inaccuracy or any breach thereof.

3

(b) Landlord hereby represents and warrants to Tenant, as of the date of Landlord’s execution of this Eighth Amendment, the following: (i) the Lease is in full force and effect; (ii) to Landlord’s actual knowledge, without inquiry or investigation, (A) there are no defaults by Landlord or by Tenant under the Lease, and (B) no circumstance has occurred which, but for the expiration of an applicable grace period, would constitute an event of default by Landlord or Tenant under the Lease; (iii) Landlord has full right, power and authority to enter into this Eighth Amendment; and (iv) the Lease, as amended by this Eighth Amendment, is a binding obligation of Landlord, enforceable in accordance with its terms.

13. Brokers. Landlord and Tenant each represents to the other that it has had no dealings with any real estate broker, agent or finder in connection with this Eighth Amendment, other than Harvest Properties, Inc. (“Landlord’s Broker”), who is representing Landlord, and Colliers International (“Tenant’s Broker”), who is representing the Tenant (collectively, the “Brokers”), and neither party knows of any other real estate broker, agent or finder other than the Brokers who is entitled to a commission in connection with this Eighth Amendment. Tenant shall be responsible for payment of any commission payable to Tenant’s Broker in connection with this Eighth Amendment. Landlord and Tenant each agrees to indemnify and defend the other against and hold the other harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker, agent or finder, other than the Brokers, occurring by, through or under the indemnifying party.

14. Effect of Eighth Amendment. Except as modified herein, the terms and conditions of the Lease shall remain unmodified and continue in full force and effect. In the event of any conflict between the terms and conditions of the Lease and this Eighth Amendment, the terms and conditions of this Eighth Amendment shall prevail.

15. Definitions. Unless otherwise defined in this Eighth Amendment, all terms not defined in this Eighth Amendment shall have the meanings assigned to such terms in the Lease.

16. Authority. Subject to the provisions of the Lease, this Eighth Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party’s behalf is authorized to do so and to bind such party to the terms of this Eighth Amendment.

17. Incorporation. The terms and provisions of the Lease are hereby incorporated in this Eighth Amendment.

[continued on next page]

4

IN WITNESS WHEREOF, the parties have executed this Eighth Amendment as of the date and year first above written.

LANDLORD:

BAY CENTER INVESTOR LLC,

a Delaware limited liability company

By:	Harvest Bay Center Investors, LLC,
a Delaware limited liability company, Managing Member

	By:	/s/ JOHN R. WINTHER
Printed Name: John R. Winther
Title: President

By:	Bay Center, LLC,
a Delaware limited liability company, its Co-Managing Member

	By:	Bay Center REIT, LLC,
a Delaware limited liability company its sole member

	By:	Principal Enhanced Property Fund, L.P., a Delaware limited partnership its managing member

	By:	Principal Enhanced Property Fund GP, LLC, a Delaware limited liability company its general partner

	By:	Principal Real Estate Investors, LLC, a Delaware limited liability company its sole member

		By:	/s/ ROBERT T. KLINKNER
		Name:	Robert T. Klinkner	DEC 15 2010
		Title:	Assistant Managing Director
Asset Management

By:
Name:
Title:

[signatures continued on next page]

5

TENANT:

MOBITV, INC.,

a Delaware corporation

By:	/s/ CHARLES NOONEY
Name:	Charles Nooney
Title:	CEO/Chairman

By:	/s/ WILLIAM E. LOSCH
Name:	William E. Losch
Title:	CFO

If Tenant is a CORPORATION, the authorized officers must sign on behalf of the corporation and indicate the capacity in which they are signing. This Eighth Amendment must be executed by the chairman of the board, president or vice-president, and the secretary, assistant secretary, the chief financial officer or assistant treasurer, unless the bylaws or a resolution of the board of directors shall otherwise provide, in which event a certified copy, of the bylaws or a certified copy of the resolution, as the case may be, must be attached to this Eighth Amendment.

6

Exhibit A-6

[Description of Entire Premises as of the Second Extended Term Commencement Date]

0 5' 10' 20' 30' 60'
MobiTV Tenant
North

ARCHITECTURE
CALIFORNIA

8425 Christie Ave, 4th Floor
MobiTV Suite 400
for Harvest Properties
11/18/10 Scale NTS

Exhibit A-6, Page 1

0' 5' 10' 20' 30' 60'
CHRISTIE AVENUE
MobiTV Tenant
North
CALIFORNIA
6425 Christie Ave, 5th Floor
MobiTV Suite
for Harvest Properties
Scale:NTS
[redacted]

Exhibit A-6, Page 2

Exhibit B

Amended and Restated Basic Lease Information

(As of Second Extended Term Commencement Date)

Lease Date:	April 6, 2005 (for reference purposes only)

First Amendment to Lease:	March 6, 2006

Second Amendment to Lease:	July 19, 2006

Third Amendment to Lease:	March 13, 2007

Fourth Amendment to Lease:	August 24, 2007

Fifth Amendment to Lease:	January 30, 2009

Sixth Amendment to Lease:	January 14, 2010

Seventh Amendment to Lease:	March 1, 2010

Eighth Amendment to Lease:	November 29, 2010

Landlord:	Bay Center Investor, LLC, a Delaware limited liability company

Tenant:	MobiTV, Inc., a Delaware corporation (formerly known as Idetic, Inc.)

Premises:	Approximately 23,104 square feet of Rentable Area on the fifth floor of the Building, which space comprises the entire Rentable Areas of the fifth (5th) floor of the Building (the “Fifth Floor Premises”), and approximately 23,188 square feet of Rentable Area on the fourth floor of the Building, which space comprises the entire Rentable Area on the fourth (4th) floor of the Building (the “Fourth Floor Premises”), as shown on the Floor Plans attached to the Eighth Amendment to Lease as Exhibit A-6.

Term:

As to the Fourth Floor Premises:	From the Fourth Floor Premises Commencement Date through the Expiration Date

As to the Fifth Floor Premises:	From the Fifth Floor Premises Commencement Date through the Expiration Date.

Commencement Date:

Fourth Floor Premises Commencement Date:	December 1, 2007

Fifth Floor Premises Commencement Date:	July 16, 2005

Exhibit B, Page 1

Expiration Date:

As to the Fifth Floor Premises and the Fourth Floor Premises:	November 30, 2013

Base Rent for the Premises:

Period	Monthly Rental Rate per Rentable Square Foot	Monthly Installment Of Base Rent
3/1/2010 - 11/30/2010	$2.00	$92,584.00
12/1/2010 - 11/30/2011	$2.20	$101,842.40	*
12/1/2011 - 11/30/2012	$2.27	$105,082.84
12/1/2012 - 11/30/2013	$2.33	$107,860.36

*

Subject to abatement in the amount of $11,844.00 per month for each of the months of December 2010, January 2011, February 2011 and March 2011, as set forth more particularly in Paragraph 6 of the Eighth Amendment to Lease.

Base Year:	2011

Tenant’s Percentage Share:

For the Fourth Floor Premises:	18.92%

For the Fifth Floor Premises:	18.87%

Permitted Use:	General Office and Administrative Use.

Letter of Credit Amount:	$300,000.00

Parking/Number of Minimum Spaces:	3.3 unassigned parking stalls for each 1,000 square feet of Rentable Area of the Premises, on terms and conditions described in Article 30 of the Lease

Tenant’s Address:	MobiTV, Inc. 6425 Christie Avenue 5th Floor Emeryville, CA

Landlord’s Address:	Bay Center Investor, LLC c/o Harvest Properties 6475 Christie Avenue, Suite 550 Emeryville, California 94608 Attn: Project Manager

Exhibit B, Page 2

Brokers:
For the Original Lease:
Landlord’s Broker:	Colliers International
Tenant’s Broker:	CM Realty, Inc.

For the Second Amendment to Lease, Third Amendment to Lease and Fourth Amendment to Lease:
Landlord’s Broker:	Colliers International
Tenant’s Broker:	Colliers International

For the Fifth Amendment to Lease:
Landlord’s Broker:	Harvest Properties, Inc.
Tenant’s Broker:	None

For the Sixth Amendment to Lease, Seventh Amendment to Lease and Eighth Amendment to Lease:
Landlord’s Broker:	Harvest Properties, Inc.
Tenant’s Broker:	Colliers International

Exhibits to Lease:

Exhibit A:

Floor Plan(s) of Premises (replaced (i) as of the Fourth Floor Premises Commencement Date by
Exhibit A-2 to Fourth Amendment and (ii) as of the day immediately following the Second Floor Termination Date by Exhibit A-3 to Fourth Amendment)

Exhibit B:	Description of the Land
Exhibit C:	Work Letter for the Existing Premises
Exhibit C-1:	Approved Plan
Exhibit D:	Rules and Regulations of the Project
Exhibit E:	Confirmation of Term

Exhibits to First Amendment to Lease:

Exhibit A:	Landlord’s Signage Program
Exhibit B:	Tenant’s Sign Specifications

Exhibits to Second Amendment to Lease:

Exhibit A-1:	Fifth Floor Premises
Exhibit A-2:	First Expansion Premises
Exhibit A-3:	Second Expansion Premises
Exhibit A-4:	Entire Premises Pursuant to Second Amendment
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C:	Second Expansion Premises Work Letter
Exhibit D:	Second Expansion Premises Commencement Date Memorandum

Exhibits to Third Amendment to lease:

Exhibit A-1:	Third Expansion Premises
Exhibit A-2:	Fourth Expansion Premises
Exhibit A-3:	Entire Premises Pursuant to Third Amendment to Lease
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C-1:	Third Expansion Premises Commencement Date Memorandum
Exhibit C-2:	Fourth Expansion Premises Commencement Date Memorandum

Exhibit B, Page 3

Exhibits to Fourth Amendment to Lease:

Exhibit A-1:	Fourth Floor Premises
Exhibit A-2:	Entire Premises Pursuant to Fourth Amendment to Lease (from the period from the Fourth Floor Premises Commencement Date up to the Second Floor Termination Date)
Exhibit A-3:	Entire Premises Pursuant to Fourth Amendment to Lease (as of the day immediately following the Second Floor Termination Date)
Exhibit B:	Amended and Restated Basic Lease Information
Exhibit C:	Work Letter
Exhibit D:	Fourth Floor Premises Commencement Date Memorandum

Exhibits to Fifth Amendment to Lease:

(No Exhibits)

Exhibits to Sixth Amendment to Lease:

Exhibit A:	Suite 290 Premises

Exhibits to Seventh Amendment to Lease:

Exhibit A:	Suite 410 Premises
Exhibit A-5:	Entire Premises (excluding the Suite 410 Premises) as of the Second Extended Term Commencement Date
Exhibit B:	Amended and Restated Basic Lease Information (as of the Second Extended Term Commencement Date)

Exhibits to Eighth Amendment to Lease:

Exhibit A-6:	Entire Premises as of the Second Extended Term Commencement Date
Exhibit B:	Amended and Restated Basic Lease Information (as of the Second Term Commencement Date)

Exhibit B, Page 4